UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
July 31, 2021
Columbia Government Money Market Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Government Money Market Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly schedule of portfolio holdings
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Government Money Market Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended July 31, 2021)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	0.01	0.74	0.38
Class C	06/26/00	0.01	0.74	0.38
Institutional Class	04/30/10	0.01	0.75	0.38
Institutional 2 Class	12/11/06	0.01	0.86	0.44
Institutional 3 Class*	03/01/17	0.01	0.88	0.44
Class R	08/03/09	0.01	0.75	0.38
The Fund’s share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each share class.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Government Money Market Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Portfolio breakdown (%) (at July 31, 2021)
Repurchase Agreements	11.8
Treasury Bills	29.0
U.S. Government & Agency Obligations	52.6
U.S. Treasury Obligations	6.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Government Money Market Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.68	0.25	0.25	0.05
Class C	1,000.00	1,000.00	1,000.00	1,024.68	0.25	0.25	0.05
Institutional Class	1,000.00	1,000.00	1,000.00	1,024.68	0.25	0.25	0.05
Institutional 2 Class	1,000.00	1,000.00	1,000.00	1,024.68	0.25	0.25	0.05
Institutional 3 Class	1,000.00	1,000.00	1,000.00	1,024.68	0.25	0.25	0.05
Class R	1,000.00	1,000.00	1,000.00	1,024.68	0.25	0.25	0.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended July 31, 2021, the annualized expense ratios would have been 0.45% for Class A, 0.45% for Class C, 0.45% for Institutional Class, 0.34% for Institutional 2 Class, 0.29% for Institutional 3 Class and 0.45% for Class R. The actual expenses paid would have been $2.24 for Class A, $2.24 for Class C, $2.24 for Institutional Class, $1.70 for Institutional 2 Class, $1.45 for Institutional 3 Class and $2.24 for Class R; the hypothetical expenses paid would have been $2.27 for Class A, $2.27 for Class C, $2.27 for Institutional Class, $1.72 for Institutional 2 Class, $1.46 for Institutional 3 Class and $2.27 for Class R.
Columbia Government Money Market Fund | Annual Report 2021	5

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 11.6%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Dominion Securities, Inc.
dated 07/30/2021, matures 08/02/2021,
repurchase price $30,000,125 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,100)
	0.050%	30,000,000	30,000,000
Tri-party TD Securities (USA) LLC
dated 07/30/2021, matures 08/02/2021,
repurchase price $30,000,125 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,006)
	0.050%	30,000,000	30,000,000
Total Repurchase Agreements (Cost $60,000,000)			60,000,000

Treasury Bills 28.5%

United States 28.5%
U.S. Treasury Bills
08/05/2021	0.030%	9,000,000	8,999,951
08/10/2021	0.040%	16,000,000	15,999,822
08/12/2021	0.040%	15,000,000	14,999,788
08/19/2021	0.050%	9,000,000	8,999,734
08/24/2021	0.010%	11,000,000	10,999,941
09/02/2021	0.010%	14,000,000	13,999,846
09/16/2021	0.020%	12,000,000	11,999,713
09/23/2021	0.040%	14,000,000	13,999,234
10/07/2021	0.040%	19,000,000	18,998,385
10/12/2021	0.040%	9,000,000	8,999,288
10/21/2021	0.040%	13,000,000	12,998,756
10/26/2021	0.040%	7,000,000	6,999,335
Total			147,993,793
Total Treasury Bills (Cost $147,993,793)			147,993,793

U.S. Government & Agency Obligations 51.6%

Federal Agricultural Mortgage Corp.(a)
1-month USD LIBOR + 0.000% 12/01/2021	0.100%	4,000,000	4,000,000
Federal Agricultural Mortgage Corp.
02/01/2022	0.040%	8,000,000	8,000,000
06/17/2022	0.070%	8,500,000	8,500,000
Federal Agricultural Mortgage Corp. Discount Notes
08/27/2021	0.040%	7,000,000	6,999,805
09/20/2021	0.040%	8,000,000	7,999,547
09/23/2021	0.050%	8,000,000	7,999,400
12/06/2021	0.030%	5,000,000	4,999,467
Federal Farm Credit Banks Discount Notes
09/10/2021	0.030%	7,000,000	6,999,761
11/09/2021	0.040%	9,000,000	8,998,990
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.
04/06/2022	0.070%	5,500,000	5,499,437
Federal Home Loan Banks
08/02/2021	0.050%	10,500,000	10,499,998
Federal Home Loan Banks(a)
SOFR + 0.140% 08/18/2021	0.190%	6,000,000	6,000,000
Federal Home Loan Banks Discount Notes
08/02/2021	0.010%	8,000,000	7,999,991
08/04/2021	0.030%	4,000,000	3,999,985
08/05/2021	0.000%	12,000,000	11,999,992
08/06/2021	0.030%	15,500,000	15,499,897
08/11/2021	0.030%	17,000,000	16,999,858
08/16/2021	0.010%	15,000,000	14,999,900
08/17/2021	0.010%	8,495,000	8,494,960
08/18/2021	0.010%	13,000,000	12,999,941
08/23/2021	0.010%	7,000,000	6,999,933
08/27/2021	0.010%	10,000,000	9,999,887
09/01/2021	0.040%	9,650,000	9,649,614
09/03/2021	0.040%	13,000,000	12,999,480
09/15/2021	0.020%	12,000,000	11,999,663
09/17/2021	0.040%	15,000,000	14,999,200
10/27/2021	0.030%	10,000,000	9,999,193
Federal Home Loan Mortgage Corp(a)
SOFR + 0.100% 08/19/2022	0.150%	12,000,000	12,000,000
Total U.S. Government & Agency Obligations (Cost $268,137,899)			268,137,899

U.S. Treasury Obligations 6.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury Index + 0.220% 07/31/2021	0.270%	3,000,000	3,000,000
3-month U.S. Treasury Index + 0.154% 01/31/2022	0.200%	6,500,000	6,500,130
3-month U.S. Treasury Index + 0.049% 01/31/2023	0.100%	16,000,000	16,000,488
3-month U.S. Treasury Index + 0.034% 04/30/2023	0.080%	8,000,000	8,000,567
Total U.S. Treasury Obligations (Cost $33,501,185)			33,501,185
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Total Investments in Securities (Cost: $509,632,877)	509,632,877
Other Assets & Liabilities, Net	9,914,150
Net Assets	519,547,027
Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of July 31, 2021.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	60,000,000	—	60,000,000
Treasury Bills	—	147,993,793	—	147,993,793
U.S. Government & Agency Obligations	—	268,137,899	—	268,137,899
U.S. Treasury Obligations	—	33,501,185	—	33,501,185
Total Investments in Securities	—	509,632,877	—	509,632,877
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Annual Report 2021

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $449,632,877)	$449,632,877
Repurchase agreements (cost $60,000,000)	60,000,000
Cash	17,914,803
Receivable for:
Capital shares sold	814,159
Interest	21,309
Expense reimbursement due from Investment Manager	13,266
Prepaid expenses	12,436
Other assets	3,719
Total assets	528,412,569
Liabilities
Payable for:
Investments purchased	6,999,805
Capital shares purchased	1,524,306
Distributions to shareholders	4,397
Management services fees	5,561
Transfer agent fees	55,025
Compensation of board members	210,595
Other expenses	65,853
Total liabilities	8,865,542
Net assets applicable to outstanding capital stock	$519,547,027
Represented by
Paid in capital	519,695,495
Total distributable earnings (loss)	(148,468)
Total - representing net assets applicable to outstanding capital stock	$519,547,027
Class A
Net assets	$359,057,768
Shares outstanding	358,944,819
Net asset value per share	$1.00
Class C
Net assets	$10,817,744
Shares outstanding	10,818,795
Net asset value per share	$1.00
Institutional Class
Net assets	$85,679,485
Shares outstanding	85,697,471
Net asset value per share	$1.00
Institutional 2 Class
Net assets	$7,646,916
Shares outstanding	7,645,482
Net asset value per share	$1.00
Institutional 3 Class
Net assets	$50,959,835
Shares outstanding	50,964,334
Net asset value per share	$1.00
Class R
Net assets	$5,385,279
Shares outstanding	5,384,390
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2021	9

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Interest	$489,893
Total income	489,893
Expenses:
Management services fees	2,187,014
Transfer agent fees
Class A	610,970
Class C	23,908
Institutional Class	144,946
Institutional 2 Class	4,906
Institutional 3 Class	4,017
Class R	8,232
Compensation of board members	79,667
Custodian fees	10,786
Printing and postage fees	149,907
Registration fees	116,128
Audit fees	29,500
Legal fees	13,941
Compensation of chief compliance officer	112
Other	47,732
Total expenses	3,431,766
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,997,756)
Expense reduction	(2,705)
Total net expenses	431,305
Net investment income	58,588
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	10,022
Net realized gain	10,022
Net realized and unrealized gain	10,022
Net increase in net assets resulting from operations	$68,610
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$58,588	$4,527,091
Net realized gain	10,022	748
Net increase in net assets resulting from operations	68,610	4,527,839
Distributions to shareholders
Net investment income and net realized gains
Class A	(38,751)	(3,336,769)
Class C	(1,515)	(68,845)
Institutional Class	(9,100)	(647,950)
Institutional 2 Class	(886)	(82,084)
Institutional 3 Class	(5,046)	(707,650)
Class R	(519)	(24,176)
Total distributions to shareholders	(55,817)	(4,867,474)
Increase (decrease) in net assets from capital stock activity	(63,360,891)	49,402,791
Total increase (decrease) in net assets	(63,348,098)	49,063,156
Net assets at beginning of year	582,895,125	533,831,969
Net assets at end of year	$519,547,027	$582,895,125
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2021	11

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	102,556,085	102,556,086	163,239,698	163,239,698
Distributions reinvested	37,865	37,865	3,269,814	3,269,814
Redemptions	(139,180,191)	(139,184,986)	(150,935,361)	(150,940,624)
Net increase (decrease)	(36,586,241)	(36,591,035)	15,574,151	15,568,888
Class C
Subscriptions	10,222,418	10,222,418	21,056,518	21,056,519
Distributions reinvested	1,501	1,501	66,042	66,042
Redemptions	(16,004,821)	(16,004,821)	(12,060,461)	(12,060,076)
Net increase (decrease)	(5,780,902)	(5,780,902)	9,062,099	9,062,485
Institutional Class
Subscriptions	50,840,483	50,840,482	91,204,952	91,204,953
Distributions reinvested	8,962	8,962	632,225	632,225
Redemptions	(59,629,575)	(59,629,575)	(66,665,097)	(66,665,097)
Net increase (decrease)	(8,780,130)	(8,780,131)	25,172,080	25,172,081
Institutional 2 Class
Subscriptions	18,105,202	18,105,202	29,569,807	29,569,807
Distributions reinvested	885	885	82,082	82,082
Redemptions	(18,813,518)	(18,813,518)	(25,969,679)	(25,965,876)
Net increase (decrease)	(707,431)	(707,431)	3,682,210	3,686,013
Institutional 3 Class
Subscriptions	55,574,209	55,574,209	39,659,631	39,659,631
Distributions reinvested	5,021	5,021	707,419	707,419
Redemptions	(67,864,364)	(67,859,668)	(46,146,321)	(46,144,919)
Net decrease	(12,285,134)	(12,280,438)	(5,779,271)	(5,777,869)
Class R
Subscriptions	5,699,020	5,699,020	5,109,915	5,109,915
Distributions reinvested	515	515	24,088	24,088
Redemptions	(4,920,586)	(4,920,489)	(3,442,482)	(3,442,810)
Net increase	778,949	779,046	1,691,521	1,691,193
Total net increase (decrease)	(63,360,889)	(63,360,891)	49,402,790	49,402,791
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Annual Report 2021

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Columbia Government Money Market Fund | Annual Report 2021	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Class C
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Institutional Class
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Institutional 2 Class
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Institutional 3 Class
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017(d)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.08%(c)	0.01%	$359,058
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.39%(c)	0.82%	$395,640
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.83%	$380,309
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(c)	0.86%	$433,330
Year Ended 7/31/2017	$1.00	0.06%	0.67%	0.52%(c)	0.03%	$631,833
Class C
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.08%(c)	0.01%	$10,818
Year Ended 7/31/2020	$1.00	0.90%	0.62%	0.34%(c)	0.58%	$16,598
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.85%	$7,541
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(c)	0.85%	$7,042
Year Ended 7/31/2017	$1.00	0.09%	0.67%	0.52%(c)	0.05%	$17,463
Institutional Class
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.08%(c)	0.01%	$85,679
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(c)	0.74%	$94,458
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.82%	$69,331
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(c)	0.90%	$94,239
Year Ended 7/31/2017	$1.00	0.10%	0.67%	0.52%(c)	0.06%	$114,998
Institutional 2 Class
Year Ended 7/31/2021	$1.00	0.01%	0.52%	0.07%	0.01%	$7,647
Year Ended 7/31/2020	$1.00	1.00%	0.51%	0.29%	0.82%	$8,354
Year Ended 7/31/2019	$1.00	1.96%	0.52%	0.36%	2.06%	$4,674
Year Ended 7/31/2018	$1.00	1.07%	0.49%	0.34%	1.12%	$1,919
Year Ended 7/31/2017	$1.00	0.28%	0.44%	0.35%	0.26%	$1,439
Institutional 3 Class
Year Ended 7/31/2021	$1.00	0.01%	0.47%	0.08%	0.01%	$50,960
Year Ended 7/31/2020	$1.00	1.04%	0.46%	0.26%	0.97%	$63,239
Year Ended 7/31/2019	$1.00	2.02%	0.47%	0.31%	2.06%	$69,061
Year Ended 7/31/2018	$1.00	1.08%	0.46%	0.33%	1.38%	$10,312
Year Ended 7/31/2017(d)	$1.00	0.21%	0.45%(e)	0.33%(e)	0.55%(e)	$664
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2021	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2021	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2020	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Government Money Market Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2021	$1.00	0.01%	0.63%	0.07%(c)	0.01%	$5,385
Year Ended 7/31/2020	$1.00	0.90%	0.63%	0.37%(c)	0.72%	$4,606
Year Ended 7/31/2019	$1.00	1.82%	0.65%	0.50%	1.84%	$2,917
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(c)	0.87%	$3,763
Year Ended 7/31/2017	$1.00	0.10%	0.66%	0.52%(c)	0.08%	$5,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2021	17

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
18	Columbia Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2021:
	RBC Dominion Securities ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	30,000,000	30,000,000	60,000,000
Total financial and derivative net assets	30,000,000	30,000,000	60,000,000
Total collateral received (pledged) (a)	30,000,000	30,000,000	60,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Government Money Market Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
July 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
20	Columbia Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty).
The lease and the Guaranty expired on January 31, 2019 and the formal dissolution of SDC is being undertaken. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $2,705.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A shares, and a fee at an annual rate of up to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class C and Class R shares, respectively. For the year ended July 31, 2021, the Fund did not pay fees for Class A, Class C and Class R shares. The contractual fee suspension on Class A, Class C and Class R shares is effective through November 30, 2021.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $244,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or Contingent Deferred Sales Charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
CDSCs received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below. These CDSCs are from the sale of shares issued by the Fund in exchange for shares of a non-money market fund subject to a CDSC that were subsequently redeemed within the CDSC timeframe imposed from the original purchase.
	Front End (%)	CDSC (%)	Amount ($)
Class A	—	—	435
Class C	—	—	1,000
The Fund’s other share classes are not subject to sales charges.
Columbia Government Money Market Fund | Annual Report 2021	21

Notes to Financial Statements  (continued)
July 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	0.55%	0.58%
Class C	1.20	1.23
Institutional Class	0.45	0.48
Institutional 2 Class	0.34	0.34
Institutional 3 Class	0.29	0.29
Class R	0.95	0.98
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund with the intent of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice to shareholders and, accordingly, any positive net yield resulting therefrom will cease. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, the distribution and/or shareholder services fee is not charged to Class A, Class C and Class R shares.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
55,817	—	55,817	4,867,474	—	4,867,474
22	Columbia Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
57,283	8,156	—	—
At July 31, 2021, the cost of all investments for federal income tax purposes was $509,632,877. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2021.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Columbia Government Money Market Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
July 31, 2021
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
24	Columbia Government Money Market Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, one unaffiliated shareholder of record owned 13.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 44.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Government Money Market Fund | Annual Report 2021	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Government Money Market Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	Columbia Government Money Market Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$8,564	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Government Money Market Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
28	Columbia Government Money Market Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Government Money Market Fund | Annual Report 2021	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
30	Columbia Government Money Market Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Government Money Market Fund | Annual Report 2021	31

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
32	Columbia Government Money Market Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Government Money Market Fund | Annual Report 2021	33

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Government Money Market Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
34	Columbia Government Money Market Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the percentage ranking of the Fund among its comparison group and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Government Money Market Fund | Annual Report 2021	35

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
36	Columbia Government Money Market Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Government Money Market Fund | Annual Report 2021	37

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Columbia Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN200_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Strategic Municipal Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic Municipal Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Municipal Income Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2007
Douglas White, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	5.91	3.99	5.27
	Including sales charges		2.71	3.36	4.93
Advisor Class*		03/19/13	6.06	4.23	5.50
Class C	Excluding sales charges	06/26/00	4.93	3.23	4.49
	Including sales charges		3.93	3.23	4.49
Institutional Class		09/27/10	6.00	4.27	5.51
Institutional 2 Class*		12/11/13	6.01	4.27	5.48
Institutional 3 Class*		03/01/17	6.24	4.27	5.41
Bloomberg Barclays Municipal Bond Index			3.29	3.41	4.27
Bloomberg Barclays High Yield Municipal Bond Index			12.65	6.30	6.95
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Strategic Municipal Income Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2021)
AAA rating	8.9
AA rating	28.2
A rating	31.0
BBB rating	17.9
BB rating	4.2
B rating	0.1
D rating	0.7
Not rated	9.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2021)
Texas	9.4
Illinois	9.0
New York	7.1
California	6.7
New Jersey	5.7
Washington	5.3
Pennsylvania	5.3
Florida	3.8
Colorado	3.6
Michigan	3.4
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Strategic Municipal Income Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 5.91% excluding sales charges. Institutional shares of the Fund returned 6.00%. The Fund outperformed its primary benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 3.29%. The Fund underperformed its secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, which returned 12.65%.
Market overview
As the period began in August 2020, optimism from strong second calendar quarter gains in the municipal bond market shifted to caution as investors paused to reassess the overhang of COVID-19-driven weakness and then-upcoming U.S. election uncertainty. Despite relative stability in September, record issuance and upward rate pressure pushed municipal bond total returns into negative territory for October. Heading into year-end 2020, positive news regarding COVID-19 vaccine approvals sparked a renewed enthusiasm for risk assets, including municipal bonds. Further, after having flooded the market with pre-election supply, municipal bond investors were left with limited new issuance to meet demand in November and December, a dynamic that helped end the calendar year on a positive note.
Despite the gradual upward march of U.S. Treasury yields, municipal bond performance remained positive as 2021 began. By mid-February, however, municipal bonds succumbed to the upward pull of U.S. Treasury yields, and municipal bond yields moved higher across much of the maturity spectrum, with only the shortest maturities avoiding substantial yield spikes. Municipal bond investors took the opportunity to put cash to work at higher yield levels. By the end of March 2021, yields had retraced somewhat lower, reviving municipal bond outperformance versus U.S. Treasuries, though the benchmark recorded a modestly negative return for the first calendar quarter overall. In the second quarter of 2021, municipal bond performance was one of the few bright spots in the U.S. fixed-income market, supported by record mutual fund inflows, improving credit fundamentals, better than forecasted tax revenue collections and substantial fiscal stimulus via the American Rescue Plan, which included direct assistance of $350 billion for state and local governments and additional funding for education, transportation and public health. In July 2021, municipal bonds followed a rally in U.S. Treasuries, posting positive total returns in reaction to another possible COVID-19-induced economic slowdown and supported in part by anticipation of a substantial bipartisan infrastructure agreement in Congress. Calendar year-to-date tax-exempt municipal issuance of $194 billion through July was the highest since 2017, though new issues continued to be met with strong demand as mutual fund inflows remained strong.
The Fund’s notable contributors during the period
•	Having overweighted allocations to the airport, toll road, hospital and continuing care retirement communities (CCRC) sectors contributed positively to the Fund’s relative results. These were sectors that had been severely impacted during the COVID-19 pandemic-induced sell-off in the spring of 2020 and were slow to recover until approved vaccinations helped open the economy and direct federal stimulus proceeds helped shore up fundamentals.
•	Having underweights to the pre-refunded and water and sewer sectors, which underperformed the benchmark during the period, also boosted relative results.
•	Issue selection was additive among the special tax (particularly certain Puerto Rico holdings), airport, airline, toll road and state general obligation sectors. Among state general obligations, Illinois holdings performed especially well as rating agencies improved their outlook on the state’s budget.
•	Credit quality allocation positioning overall added value, especially overweights to BBB-rated and A-rated municipal bonds, underweights to AAA-rated and AA-rated municipal bonds and exposure to below-investment-grade municipal bonds. During the period, lower quality portions of the municipal bond market generally outperformed higher quality segments. Security selection among municipal bonds rated AA, A and BBB also proved beneficial.
•	Yield curve positioning helped. The Fund was overweight in bonds with maturities of 15 years and longer and underweight in bonds with maturities of one to 10 years, and longer term municipal bonds outpaced shorter term municipal issues during the period.
The Fund’s notable detractors during the period
•	Having an overweight to, and issue selection within, the housing sector detracted, as its more defensive structure led to relatively weak returns.
Columbia Strategic Municipal Income Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Having underweights in the leasing, special tax and industrial development revenue/pollution control revenue (IDR/PCR) sectors, each of which outperformed the benchmark during the period, dampened the Fund’s relative results.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic Municipal Income Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.60	1,021.04	3.94	3.93	0.78
Advisor Class	1,000.00	1,000.00	1,024.90	1,022.29	2.68	2.67	0.53
Class C	1,000.00	1,000.00	1,019.20	1,017.30	7.70	7.70	1.53
Institutional Class	1,000.00	1,000.00	1,024.90	1,022.29	2.68	2.67	0.53
Institutional 2 Class	1,000.00	1,000.00	1,024.90	1,022.34	2.63	2.62	0.52
Institutional 3 Class	1,000.00	1,000.00	1,025.20	1,022.59	2.37	2.37	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic Municipal Income Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Exchange-Traded Fixed Income Funds 0.7%
	Shares	Value ($)
United States 0.7%
Columbia Multi-Sector Municipal Income ETF(a)	851,118	19,388,468
Total Exchange-Traded Fixed Income Funds (Cost $17,754,951)		19,388,468

Floating Rate Notes 0.8%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.8%
New York City Transitional Finance Authority(b),(c)
Revenue Bonds
Future Tax Secured
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	0.030%	8,015,000	8,015,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	0.030%	16,005,000	16,005,000
Total			24,020,000
Total Floating Rate Notes (Cost $24,020,000)			24,020,000

Municipal Bonds 98.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.9%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2034	5.000%	4,000,000	4,600,602
Black Belt Energy Gas District
Refunding Revenue Bonds
Series 2021 (Mandatory Put 12/01/31)
06/01/2051	4.000%	10,000,000	12,593,018
Revenue Bonds
Project No. 4
Series 2019A-1 (Mandatory Put 12/01/25)
12/01/2049	4.000%	15,000,000	17,117,190
Lower Alabama Gas District (The)
Revenue Bonds
Gas Project
Series 2020 (Mandatory Put 12/01/25)
12/01/2050	4.000%	10,000,000	11,416,461
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southeast Energy Authority A Cooperative District
Revenue Bonds
Project #1
Series 2021A (Mandatory Put 10/01/28)
11/01/2051	4.000%	7,000,000	8,434,970
Total			54,162,241
Arizona 1.3%
Arizona Board of Regents
Revenue Bonds
Series 2020A
07/01/2035	5.000%	1,000,000	1,330,422
07/01/2036	5.000%	1,000,000	1,326,678
07/01/2037	5.000%	1,500,000	1,984,401
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2049	4.500%	750,000	771,081
Lincoln South Beltway Project
Series 2020
08/01/2030	5.000%	2,000,000	2,666,899
02/01/2031	5.000%	1,500,000	2,021,732
05/01/2031	5.000%	1,500,000	2,032,253
08/01/2031	5.000%	1,500,000	2,042,610
Phoenix Children’s Hospital
Series 2020
02/01/2050	4.000%	1,200,000	1,402,250
Chandler Industrial Development Authority(d)
Revenue Bonds
Intel Corp.
Series 2019 (Mandatory Put 06/03/24)
06/01/2049	5.000%	2,800,000	3,158,611
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	1,202,269
Downtown Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2054	5.000%	1,330,000	1,604,378
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2046	5.000%	6,500,000	7,326,384
Series 2018
02/15/2048	5.000%	870,000	1,023,880
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017A
01/01/2041	4.000%	4,000,000	4,611,076
Maricopa County Industrial Development Authority(e)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2036	5.750%	1,600,000	1,681,171
01/01/2048	6.000%	1,250,000	1,303,748
Total			37,489,843
California 6.7%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2012
07/01/2047	5.000%	4,100,000	4,219,881
California Health Facilities Financing Authority
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,988,437
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	3,398,153
02/01/2042	5.000%	1,500,000	1,810,513
California Municipal Finance Authority(e)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	1,167,615
California Public Finance Authority(e)
Revenue Bonds
Enso Village Project - Green Bonds
Series 2021
11/15/2036	5.000%	500,000	601,959
11/15/2051	5.000%	1,000,000	1,169,363
Enso Village Project - TEMPS 85
Series 2021
05/15/2029	3.125%	2,510,000	2,561,376
California School Finance Authority(e)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	1,000,000	1,148,733
07/01/2046	6.375%	150,000	172,310
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board
Prerefunded 12/01/21 Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,000,000	5,079,593
Revenue Bonds
Various Capital Projects
Series 2012A
04/01/2037	5.000%	650,000	671,132
California Statewide Communities Development Authority
Refunding Revenue Bonds
Front Porch Communities & Services
Series 2017
04/01/2042	4.000%	1,905,000	2,108,325
California Statewide Communities Development Authority(e)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	563,806
City of Los Angeles Department of Airports(d)
Revenue Bonds
Los Angeles International Airport
Subordinated Series 2018
05/15/2044	5.000%	2,000,000	2,482,298
Senior Series 2020C
05/15/2032	5.000%	10,090,000	13,283,818
Compton Unified School District(f)
Unlimited General Obligation Bonds
Compton Unified School District
Series 2019B (BAM)
06/01/2037	0.000%	2,125,000	1,410,176
06/01/2038	0.000%	1,830,000	1,169,725
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Subordinated Series 2021
01/15/2033	4.000%	1,153,000	1,408,163
Senior Lien
Series 2021A
01/15/2046	4.000%	4,346,000	5,194,777
Glendale Unified School District(f)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	705,775
09/01/2033	0.000%	1,100,000	736,178
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	8,500,000	8,775,876

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hastings Campus Housing Finance Authority
Revenue Bonds
Senior Green Bonds
Series 2020
07/01/2045	5.000%	3,500,000	4,262,772
Los Angeles Unified School District
Unlimited General Obligation Bonds
Series 2020C
07/01/2029	5.000%	1,000,000	1,327,992
07/01/2033	4.000%	1,000,000	1,248,217
Series 2020RYQ
07/01/2033	5.000%	8,000,000	10,760,527
07/01/2035	5.000%	5,000,000	6,692,215
Norman Y. Mineta San Jose International Airport(d)
Refunding Revenue Bonds
Series 2017A
03/01/2041	5.000%	2,000,000	2,408,559
Poway Unified School District(f)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	4,475,000	3,968,118
Riverside County Transportation Commission(f)
Revenue Bonds
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	2,222,835
San Francisco City & County Airport Commission - San Francisco International Airport(d)
Refunding Revenue Bonds
Series 2020-2
05/01/2037	5.000%	9,375,000	12,096,471
Revenue Bonds
Series 2019A
05/01/2035	5.000%	14,310,000	18,205,846
05/01/2036	5.000%	5,000,000	6,343,908
State Center Community College District
Unlimited General Obligation Bonds
Series 2020B
08/01/2032	4.000%	1,200,000	1,515,799
08/01/2033	3.000%	2,840,000	3,310,021
08/01/2034	3.000%	2,895,000	3,351,948
08/01/2035	3.000%	1,600,000	1,843,486
08/01/2036	3.000%	2,275,000	2,605,404
State of California
Unlimited General Obligation Bonds
Series 2020
11/01/2035	4.000%	1,000,000	1,248,433
Various Purpose
Series 2012
04/01/2035	5.250%	4,500,000	4,650,886
Series 2018
10/01/2028	5.000%	5,000,000	6,522,748
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020
03/01/2034	5.000%	14,235,000	18,848,956
03/01/2035	5.000%	1,800,000	2,378,222
Unlimited General Obligation Refunding Bonds
Various Purpose
Series 2020
03/01/2037	4.000%	5,000,000	6,113,857
03/01/2040	4.000%	1,500,000	1,815,577
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,008
University of California
General Refunding Revenue Bonds
Series 2018AZ
05/15/2043	5.000%	3,455,000	4,338,342
Total			192,911,129
Colorado 3.6%
City & County of Denver(f)
Revenue Bonds
Series 2018-A-2
08/01/2034	0.000%	6,000,000	4,058,515
City & County of Denver Airport System(d)
Refunding Revenue Bonds
Series 2018-A
12/01/2037	5.000%	5,000,000	6,244,347
Subordinated Series 2018A
12/01/2048	4.000%	3,500,000	4,000,612
Colorado Bridge Enterprise(d)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,690,000	7,454,390
Colorado Educational & Cultural Facilities Authority(e)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	808,189
07/01/2049	5.500%	700,000	755,726
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
Series 2018
09/15/2053	5.000%	10,000,000	11,698,513
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2042	5.000%	3,150,000	3,924,173
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	1,910,000	2,277,219

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	17,000,000	19,832,180
08/01/2049	4.000%	2,595,000	3,011,074
Series 2019B (Mandatory Put 08/01/26)
08/01/2049	5.000%	3,000,000	3,585,277
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	962,922
Revenue Bonds
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2037	4.000%	800,000	957,992
01/01/2038	4.000%	1,300,000	1,553,310
01/01/2040	4.000%	1,000,000	1,189,923
Parkview Medical Center, Inc. Project
Series 2020
09/01/2045	4.000%	1,000,000	1,148,518
09/01/2050	4.000%	1,500,000	1,712,176
Colorado Housing & Finance Authority
Revenue Bonds
Multi-Family Project
Series 2019B-1
10/01/2039	3.000%	470,000	507,873
10/01/2049	3.250%	1,000,000	1,076,634
10/01/2054	3.400%	1,000,000	1,079,337
Series 2019K Class I (GNMA)
05/01/2050	3.875%	3,425,000	3,815,913
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2020A
09/01/2035	5.000%	1,150,000	1,511,803
Jefferson Center Metropolitan District No. 1
Refunding Revenue Bonds
Subordinated Series 2020B
12/15/2050	5.750%	3,500,000	3,781,654
State of Colorado
Certificate of Participation
Series 2020A
12/15/2035	4.000%	750,000	930,067
12/15/2039	4.000%	750,000	916,601
Series 2021A
12/15/2030	5.000%	4,500,000	6,118,258
12/15/2039	4.000%	6,000,000	7,438,664
Transport Metropolitan District No. 3
Limited General Obligation Bonds
Series 2021A-1
12/01/2041	5.000%	1,750,000	1,984,135
Total			104,335,995
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut 1.5%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Series 2020A-1
11/15/2045	3.500%	3,740,000	4,178,936
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Sacred Heart University
Series 2020K
07/01/2045	4.000%	2,000,000	2,329,041
Yale University
07/01/2027	5.000%	2,650,000	3,347,751
State of Connecticut
Revenue Bonds
Special Tax Obligation Bonds
Series 2020A
05/01/2033	5.000%	2,750,000	3,643,241
05/01/2039	4.000%	1,700,000	2,057,199
Series 2021A
05/01/2030	5.000%	1,650,000	2,216,853
05/01/2035	5.000%	3,000,000	4,034,278
Unlimited General Obligation Bonds
Series 2018C
06/15/2035	5.000%	1,000,000	1,262,027
Series 2018-E
09/15/2035	5.000%	2,000,000	2,541,315
Series 2019A
04/15/2035	5.000%	3,200,000	4,104,485
04/15/2037	4.000%	10,000,000	11,961,830
Series 2020C
06/01/2033	4.000%	300,000	371,341
06/01/2035	4.000%	770,000	943,878
Total			42,992,175
District of Columbia 2.8%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2048	6.000%	300,000	333,295
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	3,423,931
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2039	4.000%	1,275,000	1,478,776
07/01/2049	4.000%	695,000	791,710

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019A
03/01/2033	5.000%	2,500,000	3,290,649
Unlimited General Obligation Bonds
Series 2019-A
10/15/2032	5.000%	9,090,000	11,848,003
10/15/2033	5.000%	15,000,000	19,520,570
Metropolitan Washington Airports Authority(d)
Refunding Revenue Bonds
Airport System
Series 2019A
10/01/2033	5.000%	1,755,000	2,268,395
10/01/2035	5.000%	4,745,000	6,106,411
Series 2015B
10/01/2032	5.000%	9,575,000	11,240,221
Metropolitan Washington Airports Authority Aviation(d)
Refunding Revenue Bonds
Series 2021A
10/01/2030	5.000%	7,000,000	9,364,824
10/01/2051	4.000%	3,000,000	3,599,091
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	2,275,000	2,659,925
Washington Metropolitan Area Transit Authority
Revenue Bonds
Series 2020A
07/15/2033	5.000%	3,525,000	4,706,591
Total			80,632,392
Florida 3.8%
Capital Trust Agency, Inc.(e)
04/27/2021
07/01/2056	5.000%	2,125,000	2,531,153
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	3,250,000	3,824,366
Capital Trust Agency, Inc.(e),(g)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	0.000%	3,430,000	1,097,600
12/01/2050	0.000%	1,000,000	320,000
Capital Trust Agency, Inc.(e),(f)
Subordinated
07/01/2061	0.000%	93,140,000	11,456,332
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	5,000,000	5,764,972
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	3,000,000	3,436,806
City of Tampa(f)
Revenue Bonds
Capital Appreciation
Series 2020A
09/01/2035	0.000%	650,000	450,684
09/01/2036	0.000%	700,000	465,088
09/01/2037	0.000%	700,000	444,644
County of Broward Airport System(d)
Revenue Bonds
Series 2019A
10/01/2029	5.000%	1,000,000	1,311,513
10/01/2030	5.000%	1,375,000	1,786,094
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2019A
10/01/2049	5.000%	14,490,000	18,125,925
County of Osceola Transportation(f)
Refunding Revenue Bonds
Series 2020A-2
10/01/2035	0.000%	2,700,000	1,875,993
10/01/2037	0.000%	4,000,000	2,566,865
10/01/2038	0.000%	1,500,000	925,408
10/01/2039	0.000%	3,300,000	1,956,424
Florida Development Finance Corp.(e),(h)
Refunding Revenue Bonds
Mayflower Retirement Community Center
Series 2021
06/01/2027	2.375%	830,000	831,239
Florida Development Finance Corp.(e)
Refunding Revenue Bonds
Renaissance Charter School, Inc. Projects
Series 2020
09/15/2040	5.000%	1,050,000	1,191,630
Florida Development Finance Corp.(d),(e)
Revenue Bonds
Green Bonds - Brightline Florida Passenger Rail Project
Series 2020
01/01/2049	7.375%	5,000,000	5,521,147
Greater Orlando Aviation Authority(d)
Revenue Bonds
Series 2016A
10/01/2046	5.000%	5,000,000	6,001,081
Hillsborough County Aviation Authority(d)
Revenue Bonds
Tampa International Airport
Subordinated Series 2018
10/01/2048	5.000%	3,450,000	4,248,600

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Miami-Dade County Educational Facilities Authority
Revenue Bonds
Series 2018A
04/01/2053	5.000%	8,000,000	9,646,607
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,563,094
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,131,594
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2036	5.000%	250,000	250,577
Revenue Bonds
Presbyterian Retirement Communities
Series 2016
08/01/2036	5.000%	2,000,000	2,217,465
08/01/2041	5.000%	2,000,000	2,215,031
Palm Beach County Health Facilities Authority
Revenue Bonds
ACTS Retirement
Series 2020B
11/15/2041	4.000%	500,000	585,023
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2049	5.000%	2,350,000	2,621,519
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	3,335,000	4,050,864
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2039	5.250%	5,030,000	5,631,291
11/15/2049	5.500%	2,300,000	2,578,662
Total			109,625,291
Georgia 2.2%
Brookhaven Development Authority
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2044	4.000%	7,000,000	8,273,801
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Burke County Development Authority
Revenue Bonds
Georgia Power Co. Plant Vogtle Project
Series 2019 (Mandatory Put 05/25/23)
10/01/2032	2.250%	1,800,000	1,863,354
Cherokee County Water & Sewer Authority
Unrefunded Revenue Bonds
Series 1995 (NPFGC)
08/01/2025	5.200%	2,665,000	3,018,123
City of Atlanta Department of Aviation(d)
Revenue Bonds
Airport
Series 2019B
07/01/2037	4.000%	8,930,000	10,580,164
Subordinated Series 2019
07/01/2040	4.000%	2,500,000	2,944,235
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2041	4.000%	1,000,000	1,142,828
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	2,000,000	2,010,491
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,203,939
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	4,280,000	5,150,040
Georgia Housing & Finance Authority
Refunding Revenue Bonds
Series 2020A
12/01/2040	3.050%	1,000,000	1,076,494
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
06/01/2048	3.750%	4,495,000	4,808,410
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2019B (Mandatory Put 12/02/24)
08/01/2049	4.000%	7,400,000	8,232,254
Series 2019C (Mandatory Put 09/01/26)
03/01/2050	4.000%	7,500,000	8,694,523

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2038	6.125%	3,515,000	3,628,605
12/01/2048	6.250%	1,960,000	2,016,560
Total			64,643,821
Guam 0.1%
Territory of Guam(h),(i)
Refunding Revenue Bonds
Series 2021F
01/01/2036	4.000%	2,750,000	3,222,914
Hawaii 0.3%
City & County of Honolulu
Unlimited General Obligation Bonds
Honolulu Rail Transit Project
Series 2019
09/01/2030	5.000%	6,000,000	7,703,972
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2037	5.250%	705,000	740,381
Total			8,444,353
Idaho 0.2%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2044	8.000%	4,365,000	3,809,382
10/01/2049	8.125%	1,635,000	1,427,811
Total			5,237,193
Illinois 9.0%
Chicago Board of Education
Special Tax Bonds
Series 2017
04/01/2042	5.000%	1,600,000	1,907,339
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2046	5.000%	3,000,000	3,615,551
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,249,401
Series 2018
12/01/2046	5.000%	2,500,000	3,079,642
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021A
12/01/2035	5.000%	2,560,000	3,321,902
12/01/2040	5.000%	1,000,000	1,284,487
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2034	5.000%	500,000	626,713
Chicago Board of Education(e)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,615,000	4,808,834
Chicago Board of Education(f)
Unlimited General Obligation Refunding Bonds
Series 2019A
12/01/2025	0.000%	2,000,000	1,902,752
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,203,921
Series 2014B
01/01/2035	5.000%	5,000,000	5,544,426
Chicago O’Hare International Airport(d)
Refunding Revenue Bonds
Senior Lien
Series 2018
01/01/2037	5.000%	2,000,000	2,503,124
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2042	5.000%	8,895,000	10,621,373
01/01/2052	5.000%	8,030,000	9,607,012
Senior Lien
Series 2017G
01/01/2042	5.000%	2,650,000	3,164,321
01/01/2047	5.000%	1,000,000	1,195,639
Series 2017J
01/01/2037	5.000%	2,000,000	2,399,015
TriPs Obligated Group
Series 2018
07/01/2038	5.000%	1,000,000	1,207,575
07/01/2048	5.000%	800,000	961,070
Chicago O’Hare International Airport
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,449,635
Series 2015D
01/01/2046	5.000%	4,390,000	5,034,776

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,900,949
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	605,717
Revenue Bonds
2nd Lien
Series 2012
01/01/2025	5.000%	5,000,000	5,101,445
01/01/2042	5.000%	5,000,000	5,087,793
Series 2014
01/01/2034	5.000%	1,000,000	1,103,792
01/01/2039	5.000%	2,000,000	2,207,583
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2031	5.000%	2,000,000	2,109,660
Series 2014
11/01/2044	5.000%	650,000	734,188
Series 2016
11/01/2030	5.000%	10,775,000	13,047,644
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	5,384,914
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	900,000	1,081,729
Illinois Finance Authority(h)
Refunding Revenue Bonds
LEARN Charter School Project Social Bonds
Series 2021
11/01/2051	4.000%	1,000,000	1,169,270
Illinois Finance Authority
Refunding Revenue Bonds
Northshore University Health System
Series 2020A
08/15/2033	5.000%	1,250,000	1,659,613
08/15/2037	4.000%	3,000,000	3,653,248
Rush University Medical Center
Series 2015B
11/15/2039	5.000%	1,810,000	2,089,942
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,749,318
University of Chicago
Series 2021A
10/01/2028	5.000%	2,750,000	3,567,421
10/01/2032	5.000%	3,700,000	5,207,428
Illinois State Toll Highway Authority
Refunding Senior Revenue Bonds
Series 2019B
01/01/2031	5.000%	3,500,000	4,621,325
Metropolitan Pier & Exposition Authority(f)
Refunding Revenue Bonds
Capital Appreciation - McCormick Place Expansion
Series 2002A (BAM)
12/15/2054	0.000%	5,000,000	2,206,717
Revenue Bonds
Capital Appreciation - McCormick Place Expansion
Series 2002A (AGM)
12/15/2040	0.000%	10,000,000	6,634,787
McCormick Place Expansion
Series 2017
12/15/2056	0.000%	11,110,000	4,430,454
McCormick Place Expansion Project
Series 2017A (AGM)
12/15/2056	0.000%	10,000,000	4,202,274
Metropolitan Pier & Exposition Authority(f),(h)
Refunding Revenue Bonds
McCormick Place Expansion
Series 2022
12/15/2035	0.000%	1,200,000	855,549
12/15/2036	0.000%	2,500,000	1,724,632
Metropolitan Pier & Exposition Authority(h)
Refunding Revenue Bonds
McCormick Place Expansion
Series 2022
12/15/2047	4.000%	2,000,000	2,302,894
06/15/2052	4.000%	3,000,000	3,441,046
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,764,070
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,025,000	3,629,331
State of Illinois
Unlimited General Obligation Bonds
Rebuild Illinois Program
Series 2019B
11/01/2038	4.000%	5,000,000	5,867,940

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013
07/01/2026	5.500%	1,955,000	2,139,429
07/01/2033	5.500%	5,000,000	5,426,610
07/01/2038	5.500%	875,000	946,595
Series 2016
01/01/2026	5.000%	2,965,000	3,530,357
11/01/2027	5.000%	2,785,000	3,361,286
Series 2017A
12/01/2035	5.000%	1,345,000	1,632,321
12/01/2036	5.000%	5,000,000	6,057,489
Series 2018A
05/01/2032	5.000%	2,500,000	3,090,690
05/01/2033	5.000%	5,000,000	6,166,680
05/01/2039	5.000%	4,320,000	5,249,398
05/01/2040	5.000%	6,005,000	7,283,659
05/01/2041	5.000%	6,000,000	7,259,797
Series 2018B
05/01/2027	5.000%	4,950,000	6,087,447
Series 2019B
11/01/2034	4.000%	8,795,000	10,399,689
Series 2020
05/01/2039	5.500%	2,700,000	3,539,826
05/01/2045	5.750%	1,750,000	2,302,050
Series 2021A
03/01/2032	5.000%	3,245,000	4,278,271
03/01/2041	4.000%	4,650,000	5,526,002
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2031	5.000%	2,500,000	3,129,650
Total			258,238,427
Indiana 0.1%
City of Whiting(d)
Refunding Revenue Bonds
BP Products North America
Series 2019 (Mandatory Put 06/05/26)
12/01/2044	5.000%	3,200,000	3,890,991
Iowa 1.6%
Iowa Finance Authority
Prerefunded 07/01/23 Revenue Bonds
Genesis Health System
Series 2013
07/01/2033	5.000%	5,000,000	5,452,513
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2048	5.125%	1,750,000	1,838,371
Lifespace Communities, Inc.
Series 2018A
05/15/2043	5.000%	5,000,000	5,842,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020A (GNMA)
01/01/2040	2.700%	5,000,000	5,341,961
Iowa Tobacco Settlement Authority(f)
Refunding Revenue Bonds
Series 2021B-2
06/01/2065	0.000%	40,000,000	7,588,264
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	16,455,000	19,893,422
Total			45,956,531
Kansas 0.5%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	4,317,559
Refunding Revenue Bonds
University of Kansas Health System
Series 2019
03/01/2036	4.000%	2,750,000	3,339,612
03/01/2037	4.000%	2,500,000	3,023,031
03/01/2038	4.000%	2,500,000	3,011,779
Total			13,691,981
Kentucky 0.3%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,417,148
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Forward Delivery Prairie State Project
Series 2020
09/01/2034	5.000%	1,035,000	1,302,457
Kentucky Public Energy Authority
Revenue Bonds
Series 2020A (Mandatory Put 06/01/26)
12/01/2050	4.000%	4,000,000	4,624,683
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2036	5.000%	1,000,000	1,234,883
Total			8,579,171

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 0.4%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	3,950,000	4,194,137
Louisiana Public Facilities Authority
Refunding Revenue Bonds
19th Judicial District Court
Series 2015 (AGM)
06/01/2036	5.000%	1,000,000	1,163,149
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,403,991
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2057	5.000%	1,500,000	1,775,384
New Orleans Aviation Board(d)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	1,275,000	1,514,875
Parish of St. James(e)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	1,250,000	1,687,980
Total			12,739,516
Maryland 2.0%
County of Prince George’s
Limited General Obligation Bonds
Series 2021A
07/01/2032	4.000%	8,775,000	11,273,780
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2039	3.200%	7,475,000	8,118,484
Revenue Bonds
Series 2019C
09/01/2039	3.000%	7,500,000	8,027,876
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2040	4.000%	875,000	1,026,118
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,366,812
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	3,665,000	4,175,034
State of Maryland
Unlimited General Obligation Bonds
Series 2017A
03/15/2026	5.000%	2,845,000	3,455,211
State and Local Facilities
Series 2020A
03/15/2032	5.000%	15,000,000	20,107,812
Total			57,551,127
Massachusetts 1.5%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	500,000	625,633
Massachusetts Development Finance Agency
Refunding Revenue Bonds
UMass Memorial Healthcare
Series 2017
07/01/2044	4.000%	7,500,000	8,489,965
Revenue Bonds
Series 2021V
07/01/2055	5.000%	2,000,000	3,295,496
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	2,281,184
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Series 2017A
07/01/2026	5.000%	1,650,000	1,987,680
Subordinated Series 2017B
07/01/2046	4.250%	3,000,000	3,222,782
Massachusetts Port Authority(d)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,741,441
Series 2019A
Series 2019
07/01/2031	5.000%	7,065,000	9,056,941

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2019C
07/01/2044	5.000%	10,000,000	12,452,073
Total			43,153,195
Michigan 3.3%
City of Detroit
Unlimited General Obligation Bonds
Social Bonds
Series 2021A
04/01/2031	5.000%	425,000	542,447
04/01/2032	5.000%	300,000	380,567
04/01/2033	5.000%	400,000	505,703
04/01/2034	5.000%	400,000	503,980
04/01/2035	5.000%	350,000	439,993
04/01/2036	5.000%	600,000	751,712
04/01/2037	5.000%	700,000	874,382
City of Detroit Sewage Disposal System
Prerefunded 07/01/22 Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,700,000	1,780,352
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	505,000	567,597
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,615,000	7,873,682
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	486,634
Series 2015
11/15/2045	5.000%	1,220,000	1,397,390
Trinity Health Corp.
Series 2017
12/01/2042	5.000%	500,000	619,344
Trinity Health Credit Group
Series 2019
12/01/2036	4.000%	3,000,000	3,641,268
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	7,500,000	8,765,294
Henry Ford Health System
Series 2019A
11/15/2048	5.000%	1,320,000	1,675,991
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	1,000,000	1,166,417
07/01/2035	5.000%	5,000,000	5,829,975
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	835,000	1,068,368
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
12/01/2033	3.600%	370,000	407,553
10/01/2043	4.000%	2,300,000	2,549,770
Series 2019A-1
10/01/2044	3.250%	1,500,000	1,624,793
Series 2019B
12/01/2044	3.100%	6,000,000	6,394,022
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	4,394,999
10/01/2047	3.850%	5,000,000	5,410,632
Michigan Strategic Fund(d)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	15,500,000	18,925,852
Muskegon Public Schools(h)
Unlimited General Obligation Bonds
Series 2021-II
05/01/2051	5.000%	7,300,000	9,448,560
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	7,625,501
Wayne County Airport Authority(d)
Revenue Bonds
Series 2017B
12/01/2042	5.000%	700,000	855,100
Total			96,507,878
Minnesota 2.5%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	3,000,000	2,969,716
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	985,000	979,336

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2036	5.000%	835,000	966,451
08/01/2043	5.250%	500,000	578,643
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	4,443,455
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2044	4.000%	1,500,000	1,580,295
County of Hennepin
Unlimited General Obligation Bonds
Series 2020C
12/15/2035	5.000%	8,980,000	11,845,324
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2048	4.250%	6,500,000	7,499,268
02/15/2053	5.000%	8,000,000	9,677,370
Essential Health Obligated Group
Series 2018
02/15/2043	5.000%	2,000,000	2,439,555
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2031	0.000%	2,340,000	1,934,153
02/01/2034	0.000%	1,565,000	1,137,204
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2040	5.000%	400,000	478,250
Minneapolis-St. Paul Metropolitan Airports Commission(d)
Refunding Revenue Bonds
Subordinated Series 2016D
01/01/2041	5.000%	750,000	895,304
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2040	6.000%	2,250,000	2,271,153
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Cloud Housing & Redevelopment Authority(g)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	0.000%	2,845,000	2,502,576
State of Minnesota
Unlimited General Obligation Bonds
Series 2020A
08/01/2029	5.000%	14,070,000	18,797,427
Total			70,995,480
Mississippi 0.1%
State of Mississippi
Unlimited General Obligation Bonds
Series 2021A
06/01/2031	5.000%	1,500,000	2,005,544
Missouri 2.0%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2036	5.000%	750,000	885,324
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2044	4.000%	2,000,000	2,324,402
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
Mercy Health
Series 2017C
11/15/2036	4.000%	1,500,000	1,740,137
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2044	5.000%	2,275,000	2,460,497
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	1,150,161
Kansas City Industrial Development Authority(d)
Revenue Bonds
Kansas City International Airport
Series 2019
03/01/2044	5.000%	12,500,000	15,464,012
Series 2020A
03/01/2036	4.000%	1,675,000	1,996,734
03/01/2045	4.000%	16,000,000	18,693,154

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,440,347
05/15/2050	5.250%	500,000	564,967
Missouri Housing Development Commission
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
05/01/2050	2.850%	1,105,000	1,157,715
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,535,105
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,671,120
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,161,372
09/01/2042	5.000%	2,000,000	2,061,673
Total			58,306,720
Montana 0.1%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	520,000	568,071
Montana Board of Housing
Revenue Bonds
Series 2017B-2
12/01/2042	3.500%	460,000	492,140
12/01/2047	3.600%	590,000	631,011
Total			1,691,222
Nebraska 1.2%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,769,426
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,238,261
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2037	4.000%	1,000,000	1,140,186
01/01/2038	4.000%	1,300,000	1,482,228
01/01/2039	4.000%	1,810,000	2,063,584
01/01/2044	4.000%	15,000,000	17,057,757
Nebraska Investment Finance Authority
Revenue Bonds
Series 2019D
09/01/2039	2.850%	5,000,000	5,324,806
09/01/2042	3.050%	1,360,000	1,405,655
Total			35,481,903
Nevada 0.3%
Carson City
Prerefunded 09/01/22 Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,600,000	2,730,807
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	845,000	1,022,387
Clark County School District
Limited General Obligation Bonds
Series 2020A (AGM)
06/15/2037	4.000%	850,000	1,027,154
06/15/2040	4.000%	1,225,000	1,470,517
State of Nevada Department of Business & Industry(e)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	641,912
Series 2018A
12/15/2038	5.000%	415,000	465,139
Total			7,357,916
New Hampshire 0.2%
New Hampshire Business Finance Authority(d)
Refunding Revenue Bonds
Waste Management, Inc. Project
Series 2019 (Mandatory Put 07/01/24)
07/01/2027	2.150%	3,000,000	3,147,141
New Hampshire Business Finance Authority(e)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2046	5.625%	2,000,000	2,138,424

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	1,007,284
Total			6,292,849
New Jersey 5.7%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	340,000	410,262
03/01/2042	4.000%	1,250,000	1,414,005
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,197,470
Garden State Preservation Trust(f)
Revenue Bonds
Capital Appreciation
Series 2003B (AGM)
11/01/2022	0.000%	10,000,000	9,931,748
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	20,000	23,846
Refunding Revenue Bonds
Series 2015XX
06/15/2024	5.000%	2,000,000	2,263,912
Subordinated Series 2017A
07/01/2030	3.375%	2,000,000	2,132,772
Revenue Bonds
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,800,000	2,257,666
Self-Designated Social Bonds
Series 2021
06/15/2046	4.000%	1,500,000	1,774,356
Series 2017DDD
06/15/2042	5.000%	1,000,000	1,201,769
Transportation Project
Series 2020
11/01/2044	5.000%	3,000,000	3,752,386
Unrefunded Revenue Bonds
Series 2015WW
06/15/2040	5.250%	355,000	414,437
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority(d)
Refunding Revenue Bonds
New Jersey Natural Gas Co. Project
Series 2019
08/01/2041	3.000%	6,000,000	6,173,146
New Jersey Educational Facilities Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2038	5.000%	1,980,000	2,534,553
07/01/2039	5.000%	2,080,000	2,656,299
07/01/2045	5.000%	700,000	881,216
New Jersey Higher Education Student Assistance Authority(d)
Revenue Bonds
Series 2018A
12/01/2034	4.000%	385,000	419,427
12/01/2035	4.000%	385,000	418,924
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D
11/01/2037	4.250%	1,525,000	1,675,710
Single Family Housing
Series 2018
10/01/2032	3.800%	2,190,000	2,398,633
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Single Family Housing
Series 2019C
10/01/2039	3.850%	3,045,000	3,369,683
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2030	5.000%	4,000,000	4,743,904
Transportation System
Series 2018A
12/15/2035	5.000%	5,000,000	6,295,175
Series 2019
12/15/2033	5.000%	2,850,000	3,650,957
12/15/2039	5.000%	1,460,000	1,846,426
Revenue Bonds
Series 2020AA
06/15/2045	4.000%	4,000,000	4,736,235
06/15/2045	5.000%	8,500,000	10,827,020
Transportation Program
Series 2013AA
06/15/2044	5.000%	8,090,000	8,722,886
Series 2015AA
06/15/2041	5.250%	6,000,000	6,996,612
Series 2019
06/15/2046	5.000%	3,500,000	4,336,383

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transportation Trust Fund Authority(f)
Revenue Bonds
Capital Appreciation Transportation System
Series 2010A
12/15/2030	0.000%	6,000,000	5,104,303
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2040	5.000%	1,000,000	1,240,798
Series 2017E
01/01/2032	5.000%	2,500,000	3,153,465
Series 2017G
01/01/2034	4.000%	15,160,000	17,932,684
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	2,900,000	3,464,422
State of New Jersey
Unlimited General Obligation Bonds
COVID-19 Emergency Bonds
Series 2020
06/01/2030	4.000%	6,900,000	8,576,580
06/01/2031	4.000%	18,480,000	23,319,234
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	2,000,000	2,390,919
Total			164,640,223
New Mexico 0.2%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2039	5.000%	1,225,000	1,429,551
New Mexico Mortgage Finance Authority
Revenue Bonds
Series 2020 (GNMA)
07/01/2040	2.700%	2,305,000	2,466,165
Single Family Mortgage Program
Series 2019D Class I (GNMA)
07/01/2044	3.250%	3,060,000	3,264,074
Total			7,159,790
New York 6.2%
City of New York
Limited General Obligation Bonds
Series 2021L-5
04/01/2033	5.000%	3,800,000	5,133,692
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Bonds
Multi Modal
Series 2020D-1
03/01/2043	5.000%	3,000,000	3,836,408
Series 2020C
08/01/2033	5.000%	1,500,000	1,994,312
08/01/2042	5.000%	2,500,000	3,234,562
Subordinated Series 2018D-1
12/01/2038	5.000%	10,000,000	12,695,671
Subordinated Series 2018F-1
04/01/2037	5.000%	5,390,000	6,719,779
Unlimited General Obligation Refunding Bonds
Series 2020A-1
08/01/2032	5.000%	2,000,000	2,669,951
08/01/2034	4.000%	1,000,000	1,234,414
Glen Cove Local Economic Assistance Corp.(j)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,686,610
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,322,448
Long Island Power Authority
Revenue Bonds
General
Series 2017
09/01/2042	5.000%	2,000,000	2,461,789
Metropolitan Transportation Authority(f)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	2,204,633
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2020A-S2
02/01/2022	4.000%	5,000,000	5,092,331
Green Bonds
Series 2020C-1
11/15/2050	5.000%	10,935,000	13,678,505
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2018
11/01/2048	3.900%	2,000,000	2,171,180
Series 2019
11/01/2049	3.250%	7,310,000	7,724,712

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2021
11/01/2036	4.000%	1,000,000	1,238,612
11/01/2037	4.000%	1,500,000	1,850,584
Revenue Bonds
Future Tax Bonds
Subordinated Series 2020C
05/01/2038	4.000%	700,000	855,056
05/01/2039	4.000%	1,000,000	1,218,457
Future Tax Secured
Subordinated Series 2017F-1
05/01/2036	5.000%	5,170,000	6,371,965
Subordinated Series 2020D
11/01/2042	4.000%	5,000,000	6,043,367
New York State Dormitory Authority
Revenue Bonds
NYU Langone Hospitals Obligated Group
Series 2020A
07/01/2050	4.000%	2,000,000	2,361,280
New York State Environmental Facilities Corp.(d),(e)
Revenue Bonds
Casella Waste Systems, Inc.
Series 2019 (Mandatory Put 12/03/29)
12/01/2044	2.875%	1,000,000	1,092,552
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2047	3.750%	3,585,000	3,860,682
New York Transportation Development Corp.(d)
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2025	5.000%	1,100,000	1,310,868
Revenue Bonds
Delta Air Lines, Inc. Laguardia
Series 2020
10/01/2040	5.000%	12,290,000	15,792,738
10/01/2045	4.375%	2,500,000	3,006,302
New York State Thruway Service Areas Project
Series 2021
04/30/2053	4.000%	1,500,000	1,769,544
New York Transportation Development Corp.
Refunding Revenue Bonds
Terminal 4 John F. Kennedy International Airport Project
Series 2020
12/01/2031	5.000%	1,100,000	1,476,461
12/01/2032	5.000%	1,400,000	1,870,130
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port Authority of New York & New Jersey(d)
Refunding Revenue Bonds
Consolidated 197th
Series 2016-197
11/15/2036	5.000%	2,000,000	2,409,662
Consolidated 206th
Series 2017-206
11/15/2047	5.000%	1,500,000	1,820,732
Series 2018-207
09/15/2032	5.000%	12,235,000	15,230,276
Revenue Bonds
Consolidated Bonds
Series 221
07/15/2045	4.000%	7,775,000	9,213,338
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	3,972,222
Series 2018-208
10/01/2034	3.600%	4,950,000	5,435,410
Triborough Bridge & Tunnel Authority
Revenue Bonds
MTA Bridges and Tunnels
Series 2020A
11/15/2049	5.000%	3,000,000	3,902,299
Ulster County Capital Resource Corp.(e)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	5,095,000	5,215,007
09/15/2047	5.250%	1,475,000	1,498,024
09/15/2053	5.250%	3,045,000	3,082,917
Total			179,759,482
North Carolina 1.7%
Charlotte-Mecklenburg Hospital Authority (The)
Revenue Bonds
Atrium Health
Series 2021 (Mandatory Put 12/01/31)
01/15/2049	5.000%	3,000,000	4,141,108
City of Charlotte Water & Sewer System
Refunding Revenue Bonds
Series 2020
07/01/2033	5.000%	2,250,000	3,021,848
07/01/2034	5.000%	1,900,000	2,543,618
North Carolina Housing Finance Agency
Revenue Bonds
Series 2019-42
01/01/2043	2.850%	2,950,000	3,099,252

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission(h)
Refunding Revenue Bonds
Series 2021C
03/01/2036	4.000%	2,320,000	2,546,853
North Carolina Medical Care Commission
Refunding Revenue Bonds
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,967,444
United Methodist Retirement
Series 2017
10/01/2042	5.000%	1,100,000	1,206,749
Revenue Bonds
REX Health Care
Series 2020A
07/01/2049	4.000%	5,000,000	5,785,423
Twin Lakes Community
Series 2019A
01/01/2044	5.000%	2,000,000	2,320,971
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2043	5.000%	5,650,000	7,020,058
01/01/2049	5.000%	2,000,000	2,463,295
North Carolina Turnpike Authority(f)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,368,814
Series 2019
01/01/2040	0.000%	3,950,000	2,494,184
01/01/2041	0.000%	5,500,000	3,337,156
Triangle Expressway System
Series 2019
01/01/2043	0.000%	4,500,000	2,529,016
State of North Carolina
Revenue Bonds
Build NC Programs
Series 2020B
05/01/2033	5.000%	2,250,000	3,002,956
Total			48,848,745
North Dakota 0.3%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Finance Program
Series 2018
01/01/2042	3.850%	1,175,000	1,265,947
Housing Finance Program
Series 2017 (FHA)
07/01/2040	3.550%	825,000	878,165
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	2,435,000	2,613,238
Series 2019C
07/01/2039	3.200%	2,275,000	2,445,122
Total			7,202,472
Ohio 2.3%
Buckeye Tobacco Settlement Financing Authority
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	22,530,000	26,497,562
City of Middleburg Heights
Prerefunded 08/01/21 Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	1,870,000	1,870,000
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2039	5.000%	1,650,000	1,832,692
Lake County Port & Economic Development Authority(e),(g)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	7,500,000	2,662,500
Miami University
Refunding Revenue Bonds
Series 2017
09/01/2034	5.000%	675,000	817,299
Northeast Ohio Regional Sewer District
Refunding Revenue Bonds
Series 2019
11/15/2037	4.000%	2,000,000	2,445,093
Ohio Air Quality Development Authority(d),(j)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
12/01/2027	2.100%	2,500,000	2,615,220
Ohio Air Quality Development Authority(d)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
07/01/2028	2.100%	7,000,000	7,323,044
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	1,500,000	1,593,684

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio Housing Finance Agency
Revenue Bonds
Series 2019B
09/01/2044	3.250%	3,030,000	3,254,490
Ohio Water Development Authority Water Pollution Control
Revenue Bonds
Loan Fund
Series 2020A
12/01/2050	5.000%	4,000,000	5,158,402
Subordinated Series 2020A
12/01/2037	5.000%	6,690,000	8,877,358
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	1,500,000	1,766,010
Total			66,713,354
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,462,043
11/15/2045	5.250%	1,165,000	1,350,468
Total			2,812,511
Oregon 0.6%
Clackamas County Hospital Facility Authority
Refunding Revenue Bonds
Rose Villa Project
Series 2020A
11/15/2055	5.375%	1,500,000	1,678,211
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	525,000	571,147
Medford Hospital Facilities Authority
Refunding Revenue Bonds
Asante Project
Series 2020A
08/15/2045	5.000%	4,660,000	6,016,169
Port of Portland Airport(d)
Revenue Bonds
Series 2017-24B
07/01/2042	5.000%	1,000,000	1,194,661
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	3,840,000	4,131,753
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Yamhill County Hospital Authority
Refunding Revenue Bonds
Friendsview
Series 2021A
11/15/2046	5.000%	1,540,000	1,818,619
11/15/2051	5.000%	1,100,000	1,294,978
Total			16,705,538
Pennsylvania 5.3%
Allegheny County Hospital Development Authority
Refunding Revenue Bonds
University of Pittsburgh Medical Center
Series 2019
07/15/2038	4.000%	1,750,000	2,084,960
City of Philadelphia Airport(d)
Refunding Revenue Bonds
Private Activity
Series 2021
07/01/2051	5.000%	3,000,000	3,843,846
Series 2021 (AGM)
07/01/2046	4.000%	1,750,000	2,092,980
Series 2017B
07/01/2042	5.000%	2,250,000	2,716,998
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	2,269,970
Tobacco Master Settlement Payment
Series 2018
06/01/2035	5.000%	2,000,000	2,475,213
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2037	5.000%	1,600,000	1,963,740
Cumberland County Municipal Authority
Prerefunded 01/01/25 Revenue Bonds
Diakon Lutheran Social Ministries Project
Series 2015
01/01/2038	5.000%	160,000	185,146
Refunding Revenue Bonds
Diakon Lutheran Social Ministries Project
Series 2015
01/01/2038	5.000%	1,470,000	1,637,328
East Hempfield Township Industrial Development Authority
Prerefunded 07/01/24 Revenue Bonds
Student Service, Inc. Student Housing Project
Series 2014
07/01/2046	5.000%	1,000,000	1,137,688

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2043	5.000%	1,200,000	1,307,211
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	5,636,008
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	791,103
Luzerne County Industrial Development Authority(d)
Refunding Revenue Bonds
Pennsylvania-American Water Co. Project
Series 2019 (Mandatory Put 12/03/29)
12/01/2039	2.450%	3,500,000	3,847,545
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	1,850,000	2,094,600
Meadowood Senior Living Project
Series 2018
12/01/2038	5.000%	1,270,000	1,464,258
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2043	4.000%	1,000,000	1,166,095
11/15/2045	5.000%	3,500,000	4,275,143
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2043	5.000%	675,000	834,133
08/15/2048	5.000%	1,500,000	1,843,622
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	10,000,000	11,521,877
Pennsylvania Economic Development Financing Authority(e),(g)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	5,625,000	3,318,750
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	4,125,000	4,824,227
06/30/2042	5.000%	11,000,000	12,794,549
Pennsylvania Higher Educational Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Shippensburg University
Series 2011
10/01/2031	6.000%	2,000,000	2,018,968
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	970,000	1,020,463
Series 2017-124B
10/01/2042	3.650%	7,495,000	7,809,351
Revenue Bonds
Series 2019-130A
10/01/2034	2.500%	4,000,000	4,217,206
10/01/2039	2.700%	3,000,000	3,181,754
Series 2019-131A
04/01/2049	3.500%	2,785,000	2,998,324
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Mass Transit Projects
Subordinated Series 2016A-1
12/01/2041	5.000%	4,800,000	5,644,103
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,854,999
Series 2015B
12/01/2040	5.000%	2,500,000	2,943,444
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,617,939
Subordinated Series 2018B
12/01/2048	5.000%	5,000,000	6,194,529
Subordinated Series 2019A
12/01/2044	5.000%	10,000,000	12,804,842
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	2,500,000	3,025,111
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	865,961

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,628,105
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2038	5.000%	1,135,000	1,416,955
Series 2018B
09/01/2043	5.000%	515,000	637,919
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2016
06/01/2034	5.000%	3,000,000	3,643,062
School District of Philadelphia
Series 2016
06/01/2036	5.000%	4,800,000	5,798,297
Union County Hospital Authority
Revenue Bonds
Evangelical Community Hospital
Series 2018
08/01/2038	5.000%	3,065,000	3,610,518
Total			152,058,840
Puerto Rico 2.2%
Commonwealth of Puerto Rico(g),(i)
Unlimited General Obligation Bonds
Series 2014A
07/01/2035	0.000%	9,500,000	8,098,750
Puerto Rico Electric Power Authority(g),(i)
Revenue Bonds
Series 2010XX
07/01/2040	0.000%	5,000,000	4,912,500
Series 2012A
07/01/2042	0.000%	6,505,000	6,366,769
Puerto Rico Highway & Transportation Authority(g),(i)
Revenue Bonds
Series 2005K
07/01/2030	0.000%	2,000,000	1,062,500
Series 2007M
07/01/2037	0.000%	4,225,000	2,244,531
Unrefunded Revenue Bonds
Series 2003G
07/01/2042	0.000%	1,935,000	1,027,969
Puerto Rico Sales Tax Financing Corp.(f),(i)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	40,653,000	13,627,211
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Sales Tax Financing Corp. Sales Tax(i)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	22,285,000	25,984,978
Total			63,325,208
Rhode Island 0.1%
Rhode Island Student Loan Authority(d)
Refunding Revenue Bonds
Series 2018A
12/01/2025	5.000%	1,200,000	1,416,475
South Carolina 0.5%
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Bon Secours Mercy Health, Inc.
Series 2020
12/01/2046	5.000%	2,800,000	3,599,723
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	1,315,000	1,468,327
South Carolina Jobs-Economic Development Authority(d),(e)
Revenue Bonds
Green Bonds - Last Step Recycling Project
Series 2021
06/01/2051	6.500%	2,250,000	2,366,498
South Carolina Ports Authority(d)
Revenue Bonds
Series 2018
07/01/2043	5.000%	1,570,000	1,945,651
Series 2019B
07/01/2044	5.000%	4,080,000	5,039,599
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2020A
07/01/2040	3.000%	970,000	1,040,666
Total			15,460,464
South Dakota 0.7%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Avera Health
Series 2017
07/01/2042	4.000%	10,000,000	11,356,669
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	1,580,000	1,838,669

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	27

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota Housing Development Authority(h)
Refunding Revenue Bonds
Homeownership Mortgage
Series 2021A
11/01/2041	2.050%	5,900,000	5,922,405
Total			19,117,743
Tennessee 1.7%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	400,338
City of Memphis(h)
Unlimited General Obligation Refunding Bonds
Series 2021
05/01/2033	5.000%	8,620,000	11,788,438
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	2,300,000	2,855,110
07/01/2040	4.000%	1,800,000	2,085,437
Knox County Health Educational & Housing Facility Board
Refunding Revenue Bonds
East Tennessee Children’s Hospital
Series 2019
11/15/2048	4.000%	5,235,000	6,047,117
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,433,364
Series 2017A
07/01/2048	5.000%	835,000	1,017,687
New Memphis Arena Public Building Authority(f)
Revenue Bonds
City of Memphis Project
Series 2021
04/01/2032	0.000%	200,000	169,389
04/01/2033	0.000%	2,000,000	1,649,360
04/01/2038	0.000%	1,150,000	813,536
04/01/2039	0.000%	1,625,000	1,117,342
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station (The)
Series 2019
10/01/2049	5.750%	9,000,000	9,768,021
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	3,000,000	3,226,020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee Housing Development Agency
Refunding Revenue Bonds
Issue 2
Series 2018
07/01/2042	3.850%	2,075,000	2,259,409
Revenue Bonds
3rd Issue
Series 2017
07/01/2042	3.600%	650,000	697,332
07/01/2047	3.650%	1,285,000	1,368,764
Series 2017-2B
07/01/2036	3.700%	2,475,000	2,683,524
Series 2018-1
07/01/2042	3.900%	750,000	826,584
Total			50,206,772
Texas 9.4%
Angelina & Neches River Authority(d),(e)
Revenue Bonds
Jefferson Enterprise Energy LLC Project
Series 2021
12/01/2045	7.500%	7,000,000	7,115,536
Arlington Higher Education Finance Corp.
Revenue Bonds
Brooks Academies of Texas
Series 2021
01/15/2051	5.000%	875,000	928,801
Bexar County Health Facilities Development Corp.
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	2,185,631
07/15/2036	4.000%	3,000,000	3,237,293
Series 2018
07/15/2033	5.000%	1,000,000	1,116,825
07/15/2037	5.000%	2,100,000	2,330,446
Central Texas Regional Mobility Authority
Refunding Revenue Bonds
Series 2016
01/01/2040	5.000%	2,500,000	2,931,674
Subordinated Series 2016
01/01/2041	4.000%	2,295,000	2,539,787
Revenue Bonds
Senior Lien
Series 2015A
01/01/2040	5.000%	2,000,000	2,303,617
01/01/2045	5.000%	5,000,000	5,755,416
Central Texas Turnpike System(f)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	1,099,386

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Turnpike System
Refunding Revenue Bonds
Series 2020A
08/15/2039	5.000%	4,825,000	6,282,437
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,778,479
City of Austin Airport System(d)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,205,775
11/15/2046	5.000%	1,000,000	1,204,260
Series 2019B
11/15/2038	5.000%	6,175,000	7,906,168
11/15/2048	5.000%	7,850,000	9,885,256
City of Houston Airport System(d)
Refunding Revenue Bonds
Subordinated Series 2018C
07/01/2031	5.000%	1,525,000	1,923,647
Revenue Bonds
Subordinated Series 2018A
07/01/2041	5.000%	1,250,000	1,543,364
Subordinated Series 2020A
07/01/2047	4.000%	4,200,000	4,912,556
Subordinated Series 2021A
07/01/2046	4.000%	2,000,000	2,376,024
City of San Antonio Airport System(d)
Refunding Revenue Bonds
Lien
Subordinated Series 2019A
07/01/2030	5.000%	1,250,000	1,613,745
07/01/2031	5.000%	1,000,000	1,284,550
07/01/2032	5.000%	750,000	962,634
Clifton Higher Education Finance Corp.
Prerefunded 08/15/21 Revenue Bonds
Idea Public Schools
Series 2011
08/15/2031	5.500%	1,750,000	1,753,154
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	580,000	602,788
08/15/2042	5.000%	1,500,000	1,552,895
Series 2013
08/15/2033	6.000%	260,000	286,283
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,348,937
Series 2015A
12/01/2045	5.000%	400,000	447,649
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Williamson
Unlimited General Obligation Bonds
Series 2020
02/15/2033	4.000%	11,240,000	13,749,001
Cypress-Fairbanks Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020A
02/15/2032	5.000%	2,250,000	3,068,091
02/15/2033	3.000%	1,000,000	1,163,106
02/15/2034	3.000%	2,420,000	2,799,804
Dallas Love Field(d)
Revenue Bonds
Series 2017
11/01/2033	5.000%	1,000,000	1,209,203
11/01/2036	5.000%	1,000,000	1,208,696
Frisco Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2039	4.000%	1,000,000	1,203,937
Harris County Flood Control District
Limited General Obligation Bonds
Series 2020A
10/01/2033	4.000%	1,700,000	2,095,329
10/01/2034	4.000%	2,250,000	2,761,592
Harris County Toll Road Authority (The)
Refunding Revenue Bonds
First Lien
Series 2021
08/15/2033	4.000%	1,470,000	1,836,016
08/15/2034	4.000%	1,000,000	1,244,946
08/15/2035	4.000%	1,000,000	1,242,820
New Hope Cultural Education Facilities Finance Corp.
Prerefunded 04/01/25 Revenue Bonds
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,465,000	2,887,497
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	3,610,000	4,126,565
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	4.500%	1,000,000	899,568
07/01/2047	5.000%	1,000,000	951,188
07/01/2052	4.750%	1,500,000	1,354,153
Cardinal Bay Senior Living/Village on the Park
Series 2016
07/01/2046	5.000%	4,485,000	3,490,840

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	29

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.250%	1,500,000	1,177,098
07/01/2051	4.750%	5,235,000	3,807,641
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	544,585
11/15/2046	5.500%	750,000	811,959
Westminster Project
Series 2021
11/01/2049	4.000%	1,600,000	1,829,323
New Hope Cultural Education Facilities Finance Corp.(g)
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	0.000%	4,500,000	3,315,510
New Hope Cultural Education Facilities Finance Corp.(e)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	530,000	531,247
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	1,730,000	1,977,150
Series 2019A
01/01/2044	4.000%	13,500,000	15,851,353
Northside Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2038	4.000%	1,235,000	1,470,964
Northwest Independent School District
Unlimited General Obligation Refunding Bonds
Series 2020
02/15/2035	4.000%	2,880,000	3,579,801
02/15/2037	4.000%	3,125,000	3,860,441
02/15/2039	4.000%	2,000,000	2,459,385
Port Authority of Houston of Harris County(d)
Unlimited General Obligation Refunding Bonds
Series 2018A
10/01/2036	5.000%	4,000,000	5,079,258
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	429,288
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Texas(d)
Unlimited General Obligation Bonds
College Student Loan
Series 2019
08/01/2030	5.000%	7,175,000	9,253,666
08/01/2031	5.000%	7,535,000	9,667,650
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	11,300,000	14,153,224
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	825,842
Texas Municipal Gas Acquisition & Supply Corp. III
Refunding Revenue Bonds
Senior
Series 2021
12/15/2031	5.000%	1,250,000	1,694,822
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
LBJ Infrastructure Group LLC I-635 Managed Lanes Project
Series 2020
06/30/2036	4.000%	1,500,000	1,806,807
06/30/2040	4.000%	500,000	594,849
Senior Lien - North Tarrant Express
Series 2019
12/31/2039	4.000%	2,000,000	2,356,596
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	17,200,000	21,346,846
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	2,000,000	2,279,346
12/31/2045	5.000%	2,250,000	2,549,156
12/31/2050	5.000%	1,930,000	2,181,369
12/31/2055	5.000%	6,515,000	7,346,037
Texas Transportation Commission(f)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2036	0.000%	950,000	581,462
08/01/2039	0.000%	600,000	311,354
Texas Water Development Board
Revenue Bonds
Master Trust
Series 2020
10/15/2033	4.000%	3,500,000	4,401,663

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Water Implementation Fund
Series 2018
10/15/2032	5.000%	5,105,000	6,610,156
Tomball Independent School District
Unlimited General Obligation Bonds
School Building
Series 2020
02/15/2037	4.000%	1,670,000	2,050,817
02/15/2045	4.000%	3,765,000	4,527,258
Total			270,971,288
Utah 1.9%
City of Salt Lake City Airport(d),(h)
Revenue Bonds
Series 2021A
07/01/2035	5.000%	5,000,000	6,606,552
07/01/2051	5.000%	20,000,000	25,560,392
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A
07/01/2042	5.000%	6,700,000	8,090,615
Series 2018-A
07/01/2043	5.000%	13,000,000	15,889,708
Total			56,147,267
Virginia 3.0%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	7,255,000	8,654,330
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	3,250,000	3,395,768
Virginia College Building Authority
Revenue Bonds
21st Century College and Equipment Programs
Series 2021
02/01/2032	4.000%	10,000,000	12,534,606
Virginia Public Building Authority
Revenue Bonds
Series 2021A-1
08/01/2029	5.000%	23,230,000	30,949,963
Virginia Small Business Financing Authority(d)
Revenue Bonds
Senior Lien - 95 Express Lane
Series 2017
01/01/2040	5.000%	7,500,000	7,642,405
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	19,125,000	23,039,853
Total			86,216,925
Washington 5.3%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,890,000	4,379,424
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	1,110,511
Port of Seattle(d)
Refunding Revenue Bonds
Intermediate Lien
Series 2017
05/01/2037	5.000%	6,000,000	7,157,867
State of Washington
Unlimited General Obligation Bonds
Motor Vehicle Fuel Tax
Series 2019D
06/01/2040	5.000%	5,000,000	6,401,702
Series 2015B
02/01/2039	5.000%	10,000,000	11,508,605
Series 2017D
02/01/2036	5.000%	6,505,000	7,988,433
Series 2020C
02/01/2034	5.000%	9,725,000	12,869,756
Various Purpose
Series 2019C
02/01/2038	5.000%	5,000,000	6,393,774
Unlimited General Obligation Notes
Series 2019A
08/01/2040	5.000%	10,000,000	12,915,228
Unlimited General Obligation Refunding Bonds
Series 2021C
08/01/2035	4.000%	12,910,000	16,292,093
Series 2021D
07/01/2037	4.000%	10,030,000	12,537,749
07/01/2038	4.000%	10,435,000	13,010,825
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Seattle Cancer Care Alliance
Series 2020
09/01/2055	5.000%	10,000,000	12,855,749
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	5,000,000	5,515,895

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	31

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Convention Center Public Facilities District
Revenue Bonds
Junior Lodging Tax Green Notes
Series 2021
07/01/2031	4.000%	2,000,000	2,386,477
Washington State Housing Finance Commission(e)
Prerefunded 10/03/22 Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	3,000,000	3,225,170
Refunding Revenue Bonds
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	4,000,000	4,395,664
Skyline 1st Hill Project
Series 2015
01/01/2035	5.750%	425,000	463,480
01/01/2045	6.000%	595,000	645,206
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	2,550,000	2,832,112
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	3,500,000	3,965,120
Washington State Housing Finance Commission
Revenue Bonds
Transforming Age Projects
Series 2019
01/01/2026	2.375%	4,000,000	4,003,940
Total			152,854,780
Wisconsin 1.7%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2039	5.000%	2,230,000	2,601,251
09/01/2054	5.000%	1,000,000	1,149,634
WakeMed Hospital
Series 2019A
10/01/2044	5.000%	3,000,000	3,706,521
10/01/2049	4.000%	2,690,000	3,081,733
Revenue Bonds
ACTS Retirement - Life Communities
Series 2020
11/15/2037	4.000%	2,000,000	2,362,655
Coral Academy Science Las Vegas
Series 2018
07/01/2055	5.000%	2,500,000	2,859,157
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,808,950
Public Finance Authority(e)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	453,812
05/15/2047	5.250%	220,000	243,509
Revenue Bonds
WFCS Portfolio Project
Series 2021
01/01/2056	5.000%	1,000,000	1,184,517
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	3,500,000	4,118,548
State of Wisconsin
Unlimited General Obligation Bonds
Series 2020A
05/01/2039	4.000%	2,500,000	2,963,838
Wisconsin Center District(f)
Revenue Bonds
Junior Dedicated
Series 2020D (AGM)
12/15/2055	0.000%	15,000,000	4,436,159
Wisconsin Health & Educational Facilities Authority
Prerefunded 08/15/23 Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	3,375,000	3,708,487
Refunding Revenue Bonds
Saint John’s Communities, Inc.
Series 2015B
09/15/2045	5.000%	1,000,000	1,038,711
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	4,665,000	4,974,666
Series 2018B
07/01/2033	4.250%	1,250,000	1,276,635
07/01/2043	4.500%	1,375,000	1,408,417
07/01/2048	5.000%	500,000	524,045
St. John’s Communities, Inc. Project
Series 2018A
09/15/2040	5.000%	550,000	591,504
09/15/2045	5.000%	1,000,000	1,071,767
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	300,000	301,109

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Housing & Economic Development Authority
Refunding Revenue Bonds
Series 2020A
09/01/2035	2.700%	1,000,000	1,074,211
03/01/2039	3.000%	1,180,000	1,261,735
Total			48,201,571
Total Municipal Bonds (Cost $2,625,841,337)			2,835,957,246

Money Market Funds 1.8%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.010%(k)	477,656	477,609
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.006%(k)	52,783,764	52,783,764
Total Money Market Funds (Cost $53,261,406)		53,261,373
Total Investments in Securities (Cost $2,720,877,694)		2,932,627,087
Other Assets & Liabilities, Net		(49,795,511)
Net Assets		$2,882,831,576
At July 31, 2021, securities and/or cash totaling $1,725,000 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(488)	09/2021	USD	(80,382,750)	—	(2,380,630)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Multi-Sector Municipal Income ETF
	21,099,869	—	(2,184,628)	473,227	19,388,468	107,746	438,503	851,118

(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2021.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $96,859,921, which represents 3.36% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	33

Portfolio of Investments  (continued)
July 31, 2021
Notes to Portfolio of Investments  (continued)
(f)	Zero coupon bond.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2021, the total value of these securities amounted to $36,929,955, which represents 1.28% of total net assets.
(h)	Represents a security purchased on a when-issued basis.
(i)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2021, the total value of these securities amounted to $66,548,122, which represents 2.31% of total net assets.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2021.
(k)	The rate shown is the seven-day current annualized yield at July 31, 2021.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
MTA	Monthly Treasury Average
NPFGC	National Public Finance Guarantee Corporation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Municipal Income Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Exchange-Traded Fixed Income Funds	19,388,468	—	—	19,388,468
Floating Rate Notes	—	24,020,000	—	24,020,000
Municipal Bonds	—	2,835,957,246	—	2,835,957,246
Money Market Funds	53,261,373	—	—	53,261,373
Total Investments in Securities	72,649,841	2,859,977,246	—	2,932,627,087
Investments in Derivatives
Liability
Futures Contracts	(2,380,630)	—	—	(2,380,630)
Total	70,269,211	2,859,977,246	—	2,930,246,457
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	35

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,703,122,743)	$2,913,238,619
Affiliated issuers (cost $17,754,951)	19,388,468
Cash	96,342
Margin deposits on:
Futures contracts	1,725,000
Receivable for:
Capital shares sold	8,366,792
Interest	23,577,379
Expense reimbursement due from Investment Manager	122
Prepaid expenses	28,768
Total assets	2,966,421,490
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	75,163,965
Capital shares purchased	2,517,910
Distributions to shareholders	5,291,249
Variation margin for futures contracts	274,500
Management services fees	35,349
Distribution and/or service fees	8,722
Transfer agent fees	131,022
Compensation of board members	120,880
Other expenses	46,317
Total liabilities	83,589,914
Net assets applicable to outstanding capital stock	$2,882,831,576
Represented by
Paid in capital	2,684,313,925
Total distributable earnings (loss)	198,517,651
Total - representing net assets applicable to outstanding capital stock	$2,882,831,576
Class A
Net assets	$916,301,095
Shares outstanding	53,021,461
Net asset value per share	$17.28
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.81
Advisor Class
Net assets	$72,396,847
Shares outstanding	4,195,210
Net asset value per share	$17.26
Class C
Net assets	$90,170,450
Shares outstanding	5,214,160
Net asset value per share	$17.29
Institutional Class
Net assets	$1,559,430,821
Shares outstanding	90,415,364
Net asset value per share	$17.25
Institutional 2 Class
Net assets	$62,604,256
Shares outstanding	3,628,845
Net asset value per share	$17.25
Institutional 3 Class
Net assets	$181,928,107
Shares outstanding	10,530,876
Net asset value per share	$17.28
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Municipal Income Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$785,279
Dividends — affiliated issuers	438,503
Interest	76,194,642
Total income	77,418,424
Expenses:
Management services fees	11,678,025
Distribution and/or service fees
Class A	2,161,496
Class C	907,668
Transfer agent fees
Class A	550,843
Advisor Class	42,403
Class C	57,860
Institutional Class	868,673
Institutional 2 Class	27,917
Institutional 3 Class	11,415
Compensation of board members	77,424
Custodian fees	14,674
Printing and postage fees	64,187
Registration fees	207,988
Audit fees	29,500
Legal fees	31,254
Interest on inverse floater program	45,605
Compensation of chief compliance officer	502
Other	74,819
Total expenses	16,852,253
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(48,210)
Fees waived by transfer agent
Institutional 2 Class	(2,243)
Institutional 3 Class	(8,231)
Total net expenses	16,793,569
Net investment income	60,624,855
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,661,141
Investments — affiliated issuers	107,746
Futures contracts	(2,011,695)
Net realized gain	4,757,192
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	89,649,933
Investments — affiliated issuers	473,227
Futures contracts	(2,380,630)
Net change in unrealized appreciation (depreciation)	87,742,530
Net realized and unrealized gain	92,499,722
Net increase in net assets resulting from operations	$153,124,577
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	37

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$60,624,855	$60,845,681
Net realized gain (loss)	4,757,192	(127,527)
Net change in unrealized appreciation (depreciation)	87,742,530	23,321,218
Net increase in net assets resulting from operations	153,124,577	84,039,372
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,186,696)	(24,322,684)
Advisor Class	(1,643,173)	(1,578,706)
Class C	(1,334,163)	(1,886,047)
Institutional Class	(33,665,028)	(36,033,554)
Institutional 2 Class	(1,216,245)	(1,544,436)
Institutional 3 Class	(3,771,377)	(2,332,717)
Total distributions to shareholders	(60,816,682)	(67,698,144)
Increase in net assets from capital stock activity	420,326,621	419,651,377
Total increase in net assets	512,634,516	435,992,605
Net assets at beginning of year	2,370,197,060	1,934,204,455
Net assets at end of year	$2,882,831,576	$2,370,197,060
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Municipal Income Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	8,312,667	140,389,560	9,607,100	157,811,887
Distributions reinvested	1,097,938	18,509,831	1,432,022	23,570,925
Redemptions	(6,926,687)	(116,752,409)	(8,583,920)	(139,228,952)
Net increase	2,483,918	42,146,982	2,455,202	42,153,860
Advisor Class
Subscriptions	1,991,471	33,554,914	2,355,039	38,536,811
Distributions reinvested	97,522	1,642,584	95,603	1,571,738
Redemptions	(1,500,376)	(25,341,212)	(1,674,232)	(27,178,478)
Net increase	588,617	9,856,286	776,410	12,930,071
Class C
Subscriptions	1,064,984	17,964,301	2,069,780	34,125,839
Distributions reinvested	69,766	1,175,683	103,023	1,696,573
Redemptions	(1,410,831)	(23,821,415)	(1,065,172)	(17,365,132)
Net increase (decrease)	(276,081)	(4,681,431)	1,107,631	18,457,280
Institutional Class
Subscriptions	37,149,596	626,137,684	46,480,420	761,076,389
Distributions reinvested	1,694,992	28,541,550	1,792,464	29,430,614
Redemptions	(21,568,835)	(362,833,455)	(31,719,003)	(507,385,098)
Net increase	17,275,753	291,845,779	16,553,881	283,121,905
Institutional 2 Class
Subscriptions	1,862,609	31,598,112	2,175,766	35,519,221
Distributions reinvested	72,208	1,215,777	93,978	1,544,023
Redemptions	(1,386,663)	(23,113,391)	(1,564,182)	(24,310,392)
Net increase	548,154	9,700,498	705,562	12,752,852
Institutional 3 Class
Subscriptions	5,486,456	92,208,101	4,677,514	76,252,717
Distributions reinvested	128,924	2,175,487	133,163	2,189,651
Redemptions	(1,356,562)	(22,925,081)	(1,745,768)	(28,206,959)
Net increase	4,258,818	71,458,507	3,064,909	50,235,409
Total net increase	24,879,179	420,326,621	24,663,595	419,651,377

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	39

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 7/31/2021	$16.69	0.37	0.59	0.96	(0.37)	—	(0.37)
Year Ended 7/31/2020	$16.48	0.44	0.25	0.69	(0.44)	(0.04)	(0.48)
Year Ended 7/31/2019	$15.98	0.52	0.54	1.06	(0.52)	(0.04)	(0.56)
Year Ended 7/31/2018	$16.10	0.56	(0.08)	0.48	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2017	$16.73	0.56	(0.59)	(0.03)	(0.56)	(0.04)	(0.60)
Advisor Class(c)
Year Ended 7/31/2021	$16.67	0.41	0.59	1.00	(0.41)	—	(0.41)
Year Ended 7/31/2020	$16.46	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.95	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2018	$16.08	0.56	(0.05)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017	$16.70	0.60	(0.58)	0.02	(0.60)	(0.04)	(0.64)
Class C(c)
Year Ended 7/31/2021	$16.71	0.25	0.58	0.83	(0.25)	—	(0.25)
Year Ended 7/31/2020	$16.49	0.32	0.26	0.58	(0.32)	(0.04)	(0.36)
Year Ended 7/31/2019	$15.99	0.40	0.54	0.94	(0.40)	(0.04)	(0.44)
Year Ended 7/31/2018	$16.11	0.40	(0.04)	0.36	(0.44)	(0.04)	(0.48)
Year Ended 7/31/2017	$16.73	0.44	(0.58)	(0.14)	(0.44)	(0.04)	(0.48)
Institutional Class(c)
Year Ended 7/31/2021	$16.66	0.41	0.59	1.00	(0.41)	—	(0.41)
Year Ended 7/31/2020	$16.45	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.94	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2018	$16.07	0.56	(0.05)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017	$16.69	0.60	(0.58)	0.02	(0.60)	(0.04)	(0.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Municipal Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 7/31/2021	$17.28	5.91%	0.78%(d)	0.78%(d)	2.21%	14%	$916,301
Year Ended 7/31/2020	$16.69	4.25%	0.80%(e)	0.80%(e),(f)	2.66%	32%	$843,707
Year Ended 7/31/2019	$16.48	7.05%	0.81%	0.81%	3.23%	30%	$792,540
Year Ended 7/31/2018	$15.98	2.98%	0.81%	0.81%(f)	3.37%	19%	$718,879
Year Ended 7/31/2017	$16.10	(0.09%)	0.83%(d)	0.82%(d),(f)	3.57%	27%	$636,647
Advisor Class(c)
Year Ended 7/31/2021	$17.26	6.06%	0.53%(d)	0.53%(d)	2.46%	14%	$72,397
Year Ended 7/31/2020	$16.67	4.77%	0.55%(e)	0.55%(e),(f)	2.91%	32%	$60,124
Year Ended 7/31/2019	$16.46	7.06%	0.56%	0.56%	3.47%	30%	$46,584
Year Ended 7/31/2018	$15.95	3.24%	0.57%	0.57%(f)	3.63%	19%	$31,934
Year Ended 7/31/2017	$16.08	0.16%	0.59%(d)	0.57%(d),(f)	3.83%	27%	$12,765
Class C(c)
Year Ended 7/31/2021	$17.29	4.93%	1.53%(d)	1.53%(d)	1.46%	14%	$90,170
Year Ended 7/31/2020	$16.71	3.73%	1.55%(e)	1.55%(e),(f)	1.91%	32%	$91,717
Year Ended 7/31/2019	$16.49	5.98%	1.56%	1.56%	2.48%	30%	$72,283
Year Ended 7/31/2018	$15.99	2.22%	1.56%	1.56%(f)	2.61%	19%	$59,720
Year Ended 7/31/2017	$16.11	(0.59%)	1.58%(d)	1.58%(d),(f)	2.82%	27%	$48,398
Institutional Class(c)
Year Ended 7/31/2021	$17.25	6.00%	0.53%(d)	0.53%(d)	2.46%	14%	$1,559,431
Year Ended 7/31/2020	$16.66	4.77%	0.55%(e)	0.55%(e),(f)	2.91%	32%	$1,218,644
Year Ended 7/31/2019	$16.45	7.06%	0.56%	0.56%	3.46%	30%	$930,894
Year Ended 7/31/2018	$15.94	3.24%	0.57%	0.57%(f)	3.62%	19%	$556,945
Year Ended 7/31/2017	$16.07	0.40%	0.59%(d)	0.58%(d),(f)	3.84%	27%	$292,664
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	41

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class(c)
Year Ended 7/31/2021	$16.66	0.41	0.60	1.01	(0.42)	—	(0.42)
Year Ended 7/31/2020	$16.45	0.48	0.25	0.73	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.94	0.56	0.55	1.11	(0.56)	(0.04)	(0.60)
Year Ended 7/31/2018	$16.07	0.56	(0.05)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017	$16.70	0.60	(0.59)	0.01	(0.60)	(0.04)	(0.64)
Institutional 3 Class(c)
Year Ended 7/31/2021	$16.69	0.42	0.60	1.02	(0.43)	—	(0.43)
Year Ended 7/31/2020	$16.47	0.48	0.26	0.74	(0.48)	(0.04)	(0.52)
Year Ended 7/31/2019	$15.97	0.56	0.58	1.14	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2018	$16.10	0.60	(0.09)	0.51	(0.60)	(0.04)	(0.64)
Year Ended 7/31/2017(g)	$15.80	0.24	0.30	0.54	(0.24)	—	(0.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Municipal Income Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class(c)
Year Ended 7/31/2021	$17.25	6.01%	0.53%(d)	0.52%(d)	2.47%	14%	$62,604
Year Ended 7/31/2020	$16.66	4.78%	0.54%(e)	0.54%(e)	2.91%	32%	$51,339
Year Ended 7/31/2019	$16.45	7.06%	0.55%	0.55%	3.45%	30%	$39,068
Year Ended 7/31/2018	$15.94	3.23%	0.57%	0.57%	3.61%	19%	$12,762
Year Ended 7/31/2017	$16.07	0.41%	0.58%(d)	0.58%(d)	3.82%	27%	$9,597
Institutional 3 Class(c)
Year Ended 7/31/2021	$17.28	6.24%	0.48%(d)	0.47%(d)	2.51%	14%	$181,928
Year Ended 7/31/2020	$16.69	4.58%	0.49%(e)	0.49%(e)	2.96%	32%	$104,667
Year Ended 7/31/2019	$16.47	7.38%	0.50%	0.50%	3.52%	30%	$52,836
Year Ended 7/31/2018	$15.97	3.02%	0.52%	0.52%	3.67%	19%	$33,118
Year Ended 7/31/2017(g)	$16.10	3.66%	0.57%(e),(h)	0.55%(e),(h)	3.94%(h)	27%	$65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	43

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
44	Columbia Strategic Municipal Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Strategic Municipal Income Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
July 31, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
46	Columbia Strategic Municipal Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,380,630*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,011,695)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,380,630)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	144,387,282

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any
Columbia Strategic Municipal Income Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
July 31, 2021
potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2021 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2021, the average daily value of short-term floating rate notes outstanding for the days held was $9,300,000 and the average interest rate and fees related to these short-term floating rate notes were 0.14% and 0.49%, respectively. At July 31, 2021, the Fund did not have any short-term floating rate notes outstanding.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
48	Columbia Strategic Municipal Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.45% of the Fund’s average daily net assets.
To the extent the Fund invests a portion of its assets in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee or, where applicable, an advisory fee to the Investment Manager, the Investment Manager has voluntarily agreed to waive net management services fees (management services fees, less reimbursements/waivers) or, where applicable, the net investment advisory services fees, (investment advisory services fees, less reimbursements/waivers) charged to such affiliated fund(s). The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Strategic Municipal Income Fund | Annual Report 2021	49

Notes to Financial Statements  (continued)
July 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective December 1, 2020 through November 30, 2021, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Advisor Class	0.06
Class C	0.06
Institutional Class	0.06
Institutional 2 Class	0.05
Institutional 3 Class	0.00
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
50	Columbia Strategic Municipal Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $372,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	605,701
Class C	—	1.00(b)	6,735

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.54
Institutional 3 Class	0.49
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Prior to December 1, 2020 expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds) were excluded from the waivers/and or expense reimbursement arrangements. Reflected in the contractual cap commitment, effective December 1, 2020 through November 30, 2021, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Strategic Municipal Income Fund | Annual Report 2021	51

Notes to Financial Statements  (continued)
July 31, 2021
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, distributions, principal and/or interest of fixed income securities and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(23,958)	23,958	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021				Year Ended July 31, 2020
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
21,253	60,795,429	—	60,816,682	4,503,247	60,685,996	2,508,901	67,698,144
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,682,879	7,555,110	3,110,025	—	185,580,532
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,744,665,925	202,091,364	(16,510,832)	185,580,532
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $780,703,544 and $352,521,691, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
52	Columbia Strategic Municipal Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia Strategic Municipal Income Fund | Annual Report 2021	53

Notes to Financial Statements  (continued)
July 31, 2021
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
54	Columbia Strategic Municipal Income Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 47.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Strategic Municipal Income Fund | Annual Report 2021	55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Strategic Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
56	Columbia Strategic Municipal Income Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Exempt- interest dividends
$3,265,526	99.97%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Strategic Municipal Income Fund | Annual Report 2021	57

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
58	Columbia Strategic Municipal Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Strategic Municipal Income Fund | Annual Report 2021	59

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
60	Columbia Strategic Municipal Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Strategic Municipal Income Fund | Annual Report 2021	61

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
62	Columbia Strategic Municipal Income Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Strategic Municipal Income Fund | Annual Report 2021	63

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
64	Columbia Strategic Municipal Income Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	65

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
66	Columbia Strategic Municipal Income Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Strategic Municipal Income Fund | Annual Report 2021	67

Columbia Strategic Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN118_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Minnesota Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Minnesota Tax-Exempt Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Minnesota Tax-Exempt Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2007
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	3.69	3.00	4.15
	Including sales charges		0.65	2.36	3.84
Advisor Class*		03/19/13	3.90	3.25	4.38
Class C	Excluding sales charges	06/26/00	2.91	2.23	3.37
	Including sales charges		1.91	2.23	3.37
Institutional Class		09/27/10	3.86	3.24	4.42
Institutional 2 Class*		12/11/13	3.99	3.26	4.35
Institutional 3 Class*		03/01/17	4.09	3.24	4.27
Bloomberg Barclays Minnesota Municipal Bond Index			2.43	2.99	3.69
Bloomberg Barclays Municipal Bond Index			3.29	3.41	4.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2021)
AAA rating	24.0
AA rating	29.6
A rating	24.1
BBB rating	5.4
BB rating	3.8
D rating	0.6
Not rated	12.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 3.69% excluding sales charges. Institutional Class shares of the Fund returned 3.86%. The Fund outperformed the 2.43% return of its primary benchmark, the Bloomberg Barclays Minnesota Municipal Bond Index, as well as the 3.29% return of its broad-based benchmark, the Bloomberg Barclays Municipal Bond Index.
Market overview
Municipal bonds delivered positive returns in the 12-month period, even though U.S. Treasury yields rose. The tax-exempt market continued to recover from its pandemic-induced downturn of early 2020 behind the rollout of vaccines for COVID-19, a strong rebound in economic growth, and a recovery in municipal finances. The policy backdrop was also quite favorable, highlighted by sizable fiscal stimulus and the U.S. Federal Reserve’s decision to keep short-term interest rates near zero. The combination of elevated investor demand and muted new-issue supply provided further support to prices. These developments led to a decline in the yield spreads on tax-exempt bonds relative to U.S. Treasuries, fueling positive total returns for the national municipal market.
Minnesota municipals, while posting a gain, trailed the broader U.S. market. Minnesota tax-exempt bonds tend to be of higher quality, on average, than national municipals, with a larger representation of securities rated AA and above. Higher quality bonds dramatically underperformed lower rated issues over the past 12 months, as investors sought the extra yield available on medium- to lower- quality debt. Overall, however, Minnesota’s fundamentals remained very healthy. The state has a well diversified economy, and it is on track to exceed earlier budget forecasts. Tax revenues remained robust throughout the entire 2021 fiscal year despite the dire projections laid out in the early months of the pandemic. The recently enacted budget for the 2022 fiscal year averted the political impasses of prior years, and it is expected to result in a budget surplus between $2 and $3 billion. This surplus is in addition to a record reserve balance of $2.5 billion. We believe Minnesota therefore finds itself in the best budget position it has seen in years. While the economic outlook remains strong, we believe the state has ample fiscal flexibility to respond in a prudent manner if growth were to unexpectedly decrease. At the same time, it is well positioned to continue investing in education, public safety, infrastructure and economic development if the economy performs in line with expectations.
The Fund’s most notable contributors during the period
•	The Fund benefitted from its overweight position in mid- to lower- quality debt.
○	Specifically, the Fund was overweight in A and BBB rated, below investment-grade, and non-rated issues, all of which outperformed at a time of high investor demand for yield.
○	An above-benchmark weighting in longer maturity bonds, especially those with maturities of 12 years and above, was an additional positive.
○	Due to the unprecedented size and speed of the U.S. government’s fiscal response to COVID-19, we believed longer maturity and lower quality debt were attractive areas to emphasize. Given the continued strength in demand for municipal bonds, as well as the ongoing improvement in municipal credit quality, we maintained these aspects of the Fund’s positioning at the close of the period.
•	At the sector level, overweights in continuing care retirement communities (CCRCs), state general obligations and charter schools added value. Generally speaking, areas that had been hardest hit by COVID-19 generated the best returns as unprecedented levels of government aid flowed into state and local governments.
•	Security selection in the education, hospital and housing sectors was another significant contributor.
The Fund’s most notable detractors during the period
•	Investments in high-quality and shorter maturity bonds, particularly pre-refunded bonds with maturities of less than two years, were the largest detractors from relative performance.
•	Security selection in A and BBB rated issues also detracted from results.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.00	1,021.09	3.87	3.88	0.77
Advisor Class	1,000.00	1,000.00	1,016.80	1,022.34	2.61	2.62	0.52
Class C	1,000.00	1,000.00	1,011.80	1,017.35	7.62	7.64	1.52
Institutional Class	1,000.00	1,000.00	1,016.80	1,022.34	2.61	2.62	0.52
Institutional 2 Class	1,000.00	1,000.00	1,017.20	1,022.29	2.67	2.67	0.53
Institutional 3 Class	1,000.00	1,000.00	1,017.50	1,022.54	2.41	2.42	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.1%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	0.030%	400,000	400,000
Total Floating Rate Notes (Cost $400,000)			400,000

Municipal Bonds 98.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.9%
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,637,786
Series 2011
01/01/2022	5.000%	1,000,000	1,003,663
Subordinated Series 2012B
01/01/2030	5.000%	1,000,000	1,019,279
01/01/2031	5.000%	750,000	764,459
Subordinated Series 2014A
01/01/2034	5.000%	1,000,000	1,108,885
Subordinated Series 2019A
01/01/2033	5.000%	7,030,000	9,052,654
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Subordinated Series 2019B
01/01/2035	5.000%	2,295,000	2,926,083
01/01/2044	5.000%	5,000,000	6,263,892
01/01/2049	5.000%	5,000,000	6,231,315
Total			32,008,016
Assisted Living 0.8%
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	2,150,000	2,137,637
City of Red Wing
Refunding Revenue Bonds
Deer Crest Project
Series 2012A
11/01/2032	5.000%	325,000	328,794
11/01/2042	5.000%	1,250,000	1,264,196
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Cloud Housing & Redevelopment Authority(d)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	0.000%	3,000,000	2,638,920
Total			6,369,547
Charter Schools 4.9%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2027	3.500%	1,755,000	1,861,528
07/01/2047	4.250%	1,000,000	1,077,485
07/01/2052	4.375%	2,255,000	2,435,744
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	500,000	538,819
07/01/2045	5.000%	2,070,000	2,206,574
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,688,702
Revenue Bonds
Seven Hills Preparatory Academy Project
Series 2017
10/01/2049	5.000%	1,700,000	1,771,981
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
Series 2019
08/01/2050	5.375%	3,600,000	4,175,744
City of Minneapolis(e)
Revenue Bonds
Friendship Academy of the Arts
Series 2019
12/01/2052	5.250%	2,000,000	2,176,891
City of Minneapolis
Revenue Bonds
Northeast College Prep Project
Series 2020A
07/01/2040	5.000%	435,000	489,532
07/01/2055	5.000%	1,410,000	1,557,035
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Spring Lake Park
Revenue Bonds
Academy for Higher Learning Project
Series 2019
06/15/2049	5.000%	2,000,000	2,217,357
06/15/2054	5.000%	1,000,000	1,105,687
City of Woodbury
Refunding Revenue Bonds
Charter School Lease
Series 2020
12/01/2040	4.000%	400,000	428,296
12/01/2050	4.000%	550,000	584,538
Revenue Bonds
Woodbury Leadership Project
Series 2021
07/01/2056	4.000%	1,150,000	1,263,077
Duluth Housing & Redevelopment Authority
Refunding Revenue Bonds
Duluth Public Schools Academy
Series 2018
11/01/2038	5.000%	1,100,000	1,240,858
11/01/2048	5.000%	250,000	278,104
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Hmong College Prep Academy Project
Series 2020
09/01/2055	5.000%	1,500,000	1,798,486
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	2,000,000	2,088,254
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	1,065,148
09/01/2047	4.125%	1,400,000	1,483,440
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	205,518
03/01/2043	4.625%	1,000,000	1,025,460
Housing & Redevelopment Authority of The City of St. Paul(e)
Revenue Bonds
Minnesota Math & Science Academy
Series 2021
06/01/2041	4.000%	1,120,000	1,167,134
06/01/2051	4.000%	1,250,000	1,276,471
06/01/2056	4.000%	1,080,000	1,098,419
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	802,877
08/01/2046	4.250%	1,000,000	1,075,357
Total			40,184,516
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health Services 0.2%
City of Center City
Refunding Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2019
11/01/2041	4.000%	1,000,000	1,150,709
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2014
11/01/2044	5.000%	500,000	549,486
Total			1,700,195
Higher Education 8.0%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,311,027
12/01/2040	5.000%	1,350,000	1,521,871
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Carleton College
Series 2017
03/01/2037	4.000%	500,000	569,725
03/01/2039	4.000%	500,000	569,962
03/01/2040	4.000%	1,000,000	1,140,202
03/01/2047	4.000%	2,500,000	2,853,426
College of St. Scholastica, Inc.
Series 2019
12/01/2040	4.000%	1,200,000	1,400,305
Gustavus Adolphus College
Series 2017
10/01/2041	4.000%	3,000,000	3,410,918
Macalester College
Series 2017
03/01/2029	5.000%	150,000	184,312
03/01/2030	5.000%	175,000	215,154
03/01/2042	4.000%	900,000	1,026,355
03/01/2048	4.000%	600,000	684,818
Series 2021
03/01/2040	3.000%	365,000	406,444
03/01/2043	3.000%	325,000	358,546
St. Catherine University
Series 2018
10/01/2037	4.000%	580,000	658,986
10/01/2038	4.000%	920,000	1,043,957
10/01/2045	5.000%	2,500,000	3,000,398
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	871,085
12/01/2032	5.000%	1,000,000	1,176,136

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,718,345
10/01/2035	4.000%	500,000	572,139
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	878,727
04/01/2039	4.000%	2,000,000	2,234,347
Series 2017A
10/01/2035	4.000%	800,000	927,725
10/01/2037	4.000%	750,000	866,500
Revenue Bonds
College of St. Benedict
Series 2016-8-K
03/01/2043	4.000%	1,000,000	1,085,662
College of St. Scholastica
Series 2012
12/01/2027	4.250%	350,000	366,699
12/01/2032	4.000%	350,000	363,356
St. John’s University
Series 2015-8-1
10/01/2031	5.000%	370,000	432,841
10/01/2032	5.000%	645,000	753,079
10/01/2033	5.000%	350,000	408,434
10/01/2034	5.000%	380,000	442,783
St. Olaf College
Series 2021
10/01/2046	4.000%	1,750,000	2,100,147
10/01/2050	4.000%	1,600,000	1,912,887
University of St. Thomas
Series 2019
10/01/2040	5.000%	1,250,000	1,582,701
10/01/2041	4.000%	1,000,000	1,174,368
10/01/2044	4.000%	2,750,000	3,210,155
University of Minnesota
Refunding Revenue Bonds
Series 2019B
10/01/2025	5.000%	2,720,000	3,249,848
Revenue Bonds
Series 2014B
01/01/2044	4.000%	3,750,000	4,019,741
Series 2016A
04/01/2033	5.000%	1,725,000	2,057,472
04/01/2034	5.000%	1,855,000	2,208,774
Series 2019A
04/01/2036	5.000%	1,300,000	1,672,054
04/01/2037	5.000%	2,000,000	2,566,014
04/01/2038	5.000%	4,945,000	6,331,851
Total			65,540,276
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 18.2%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	523,486
05/01/2051	5.000%	1,500,000	1,560,423
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2023	4.000%	400,000	408,830
04/01/2024	4.000%	745,000	761,168
04/01/2026	4.000%	500,000	509,851
04/01/2031	4.000%	1,450,000	1,469,966
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	10,500,000	11,906,810
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,150,979
09/01/2035	4.000%	1,500,000	1,650,766
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,678,225
11/15/2044	5.000%	6,475,000	7,543,222
Series 2018A
11/15/2033	5.000%	2,920,000	3,713,074
Revenue Bonds
Fairview Health Services
Series 2018A
11/15/2037	4.000%	4,000,000	4,644,705
11/15/2038	4.000%	2,630,000	3,053,849
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,974,151
04/01/2041	5.000%	675,000	769,191
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2035	5.000%	5,000,000	7,554,232
11/15/2036	5.000%	12,255,000	18,861,313

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Mayo Clinic
Series 2011C (Mandatory Put 11/15/21)
11/15/2038	4.500%	1,400,000	1,417,269
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,088,172
City of St. Cloud
Refunding Revenue Bonds
CentraCare Health System
Series 2014B
05/01/2024	5.000%	1,400,000	1,578,922
Series 2016A
05/01/2028	5.000%	1,745,000	2,101,784
05/01/2037	4.000%	3,175,000	3,580,212
05/01/2046	5.000%	3,500,000	4,148,874
Series 2019
05/01/2048	5.000%	5,000,000	6,225,452
City of Winona
Refunding Revenue Bonds
Winona Health Obligation Group
Series 2012
07/01/2034	5.000%	750,000	751,647
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2025	4.000%	1,390,000	1,525,535
03/01/2026	4.000%	1,445,000	1,617,014
03/01/2037	4.000%	7,660,000	8,118,981
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2043	4.250%	5,000,000	5,798,424
02/15/2048	4.250%	1,000,000	1,153,733
02/15/2048	5.000%	1,300,000	1,577,685
02/15/2058	5.000%	6,000,000	7,245,622
Essential Health Obligated Group
Series 2018
02/15/2043	5.000%	1,615,000	1,969,941
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2030	5.000%	1,825,000	2,273,681
11/15/2034	5.000%	1,900,000	2,349,406
11/15/2036	4.000%	1,200,000	1,396,041
11/15/2037	4.000%	600,000	696,539
11/15/2043	4.000%	3,000,000	3,469,375
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,522,117
07/01/2035	4.000%	10,630,000	11,807,951
Total			148,148,618
Joint Power Authority 3.2%
Central Minnesota Municipal Power Agency
Revenue Bonds
Brookings-Southeast Twin Cities Transmission Project
Series 2012
01/01/2042	5.000%	1,500,000	1,527,281
Hutchinson Utilities Commission
Revenue Bonds
Series 2012A
12/01/2022	5.000%	250,000	266,068
12/01/2025	5.000%	400,000	425,100
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	285,537
10/01/2033	5.000%	250,000	285,367
Series 2014A
10/01/2035	5.000%	1,000,000	1,139,098
Revenue Bonds
Series 2016
10/01/2041	4.000%	1,000,000	1,134,221
10/01/2047	5.000%	500,000	595,214
Northern Municipal Power Agency
Refunding Revenue Bonds
Series 2017
01/01/2034	5.000%	210,000	248,142
01/01/2035	5.000%	170,000	200,551
01/01/2036	5.000%	180,000	211,855
01/01/2041	5.000%	400,000	467,231
Revenue Bonds
Series 2013A
01/01/2030	5.000%	340,000	361,767
01/01/2031	5.000%	460,000	489,382
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,183,865
01/01/2041	5.000%	2,550,000	2,989,773
01/01/2046	5.000%	2,000,000	2,329,858
Revenue Bonds
Series 2017A
01/01/2042	5.000%	1,000,000	1,220,937

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southern Minnesota Municipal Power Agency(f)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2026	0.000%	10,000,000	9,614,139
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2036	5.000%	1,000,000	1,181,478
Total			26,156,864
Local Appropriation 2.3%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,882,672
Duluth Independent School District No. 709
Refunding Certificate of Participation
School District Credit Enhancement Project
Series 2019B
02/01/2027	5.000%	740,000	898,237
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,144,506
02/01/2042	4.000%	5,250,000	5,651,253
Plymouth Intermediate District No. 287
Refunding Certificate of Participation
Series 2016A
05/01/2030	4.000%	450,000	499,054
05/01/2031	4.000%	450,000	497,803
St. Paul Independent School District No. 625
Certificate of Participation
Series 2019 (School District Credit Enhancement Program)
02/01/2037	4.000%	515,000	614,691
02/01/2038	4.000%	1,000,000	1,191,195
02/01/2039	3.000%	565,000	625,097
Series 2020C
02/01/2040	2.500%	4,285,000	4,489,646
Zumbro Education District
Certificate of Participation
Series 2021A
02/01/2038	4.000%	390,000	459,993
02/01/2041	4.000%	635,000	742,396
Total			18,696,543
Local General Obligation 27.1%
Anoka-Hennepin Independent School District No. 11
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2045	3.000%	5,000,000	5,421,442
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018A
02/01/2039	4.000%	8,905,000	10,229,782
Brainerd Independent School District No. 181
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2037	4.000%	9,800,000	11,236,459
Burnsville-Eagan-Savage Independent School District No. 191
Unlimited General Obligation Bonds
School Building
Series 2015A
02/01/2031	4.000%	4,820,000	5,362,623
Centennial Independent School District No. 12(f)
Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	895,588
02/01/2033	0.000%	750,000	522,868
Chisago Lakes Independent School District No. 2144
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2030	4.000%	3,145,000	3,648,494
City of Elk River
Unlimited General Obligation Bonds
Series 2019A
12/01/2042	3.000%	1,755,000	1,919,611
County of Hennepin
Unlimited General Obligation Bonds
Series 2020A
12/01/2037	5.000%	6,385,000	8,544,817
12/01/2038	5.000%	6,700,000	8,945,255
Dilworth Glyndon Felton Independent School District No. 2164
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	3.000%	1,025,000	1,100,233
02/01/2040	3.000%	1,000,000	1,070,831
02/01/2041	3.000%	1,230,000	1,315,309
Duluth Independent School District No. 709
Refunding Certificate of Participation
Series 2016A (School District Credit Enhancement Program)
02/01/2028	4.000%	1,500,000	1,724,046
Duluth Independent School District No. 709(f),(g)
Unlimited General Obligation Bonds
Series 2021C
02/01/2032	0.000%	1,080,000	873,104
02/01/2033	0.000%	1,075,000	841,628
Eden Prairie Independent School District No. 272
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2040	3.000%	3,000,000	3,244,674

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Elk River Independent School District No. 728
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2034	2.000%	7,000,000	7,204,079
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,305,000	1,033,261
02/01/2033	0.000%	2,140,000	1,623,964
Hennepin County Regional Railroad Authority
Limited General Obligation Bonds
Series 2019A
12/01/2037	5.000%	4,685,000	5,974,456
12/01/2038	5.000%	3,965,000	5,046,610
Lac Qui Parle Valley Independent School District No. 2853
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.500%	2,525,000	2,637,672
Litchfield Independent School District No. 465
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	3.000%	2,260,000	2,466,157
MACCRAY Independent School District No. 2180
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	2.250%	2,525,000	2,576,750
02/01/2039	2.250%	2,580,000	2,627,873
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2030	5.000%	500,000	580,520
02/01/2031	5.000%	1,140,000	1,323,154
Mankato Independent School District No. 77
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2033	4.000%	550,000	663,406
02/01/2036	4.000%	585,000	699,980
Maple River Independent School District No. 2135
Unlimited General Obligation Bonds
School District Credit Enhancement Program
Series 2020A
02/01/2050	4.000%	3,230,000	3,835,797
Marshall Independent School District No. 413
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2039	3.000%	2,440,000	2,642,939
02/01/2040	3.000%	2,515,000	2,720,118
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Council
Unlimited General Obligation Bonds
GAN Series 2021C
12/01/2028	5.000%	4,000,000	5,242,963
12/01/2029	5.000%	16,725,000	22,451,642
Unlimited General Obligation Refunding Bonds
Minneapolis-Saint Paul Metropolitan Area
Series 2020E
12/01/2028	5.000%	3,135,000	4,109,172
12/01/2029	5.000%	3,530,000	4,738,672
12/01/2030	5.000%	3,690,000	5,063,935
Minneapolis Special School District No. 1
Unlimited General Obligation Bonds
Long-Term Facilities Maintenance
Series 2017 (School District Credit Enhancement Program)
02/01/2031	5.000%	2,000,000	2,518,861
School Building
Series 2020B
02/01/2030	5.000%	1,350,000	1,803,184
02/01/2031	5.000%	1,420,000	1,885,374
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,143,449
02/01/2031	4.000%	1,735,000	1,977,049
Moorhead Independent School District No. 152
Unlimited General Obligation Bonds
Series 2020A
02/01/2041	3.000%	5,600,000	6,077,351
Mounds View Independent School District No. 621
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2043	4.000%	6,455,000	7,354,009
Mountain Iron-Buhl Independent School District No. 712
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2032	4.000%	1,775,000	2,018,400
North St. Paul-Maplewood-Oakdale Independent School District No. 622
Unlimited General Obligation Bonds
Series 2019A
02/01/2042	3.000%	7,050,000	7,631,006
Richfield Independent School District No. 280
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2040	4.000%	5,000,000	5,679,622

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Roseville Independent School District No. 623
Unlimited General Obligation Bonds
School Building
Series 2018A
02/01/2038	4.000%	10,000,000	11,363,060
Russell Tyler Ruthton Independent School District No. 2902
Unlimited General Obligation Bonds
Series 2019A (School District Credit Enhancement Program)
02/01/2035	3.000%	1,950,000	2,171,449
02/01/2036	3.000%	1,000,000	1,110,072
02/01/2037	3.000%	1,035,000	1,146,002
Sartell-St. Stephen Independent School District No. 748(f)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	1,209,708
02/01/2033	0.000%	2,585,000	1,919,244
02/01/2034	0.000%	1,500,000	1,069,130
Sauk Rapids-Rice Independent School District No. 47
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.625%	2,250,000	2,367,584
St. Francis Independent School District No. 15
Unlimited General Obligation Bonds
Series 2018A
02/01/2033	4.000%	450,000	471,876
02/01/2034	4.000%	325,000	340,584
Watertown-Mayer Independent School District No. 111(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2020A
02/01/2035	0.000%	2,420,000	1,837,747
02/01/2039	0.000%	2,175,000	1,441,587
Worthington Independent School District No. 518
Unlimited General Obligation Bonds
Series 2020A
02/01/2035	3.000%	700,000	755,014
02/01/2036	3.000%	470,000	505,945
02/01/2037	3.000%	500,000	537,384
02/01/2038	3.000%	1,000,000	1,073,398
02/01/2039	3.000%	1,000,000	1,071,968
Total			220,639,941
Multi-Family 2.6%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,507,321
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,508,647
City of Minneapolis
Revenue Bonds
14th and Central Project
Series 2020A (FNMA)
02/01/2038	2.350%	5,000,000	5,225,832
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,194,998
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
848 Payne Ave. Apartments Green Bonds
Series 2020
06/01/2038	2.330%	5,000,000	5,254,954
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,589,834
Total			21,281,586
Municipal Power 0.9%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2027	4.000%	1,000,000	1,147,099
12/01/2028	4.000%	950,000	1,086,878
Puerto Rico Electric Power Authority(d),(h)
Revenue Bonds
Series 2012A
07/01/2042	0.000%	5,050,000	4,942,688
Total			7,176,665
Nursing Home 2.3%
City of Chatfield
Refunding Revenue Bonds
Chosen Valley Care Center
Series 2019
09/01/2044	5.000%	500,000	530,857
09/01/2052	5.000%	1,500,000	1,578,396
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,522,277

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Sauk Rapids
Refunding Revenue Bonds
Good Shepherd Lutheran Home
Series 2013
01/01/2039	5.125%	2,500,000	2,527,507
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	2,065,399
Duluth Economic Development Authority
Revenue Bonds
Benedictine Health System
Series 2021
07/01/2031	4.000%	1,625,000	1,802,596
07/01/2041	4.000%	930,000	1,013,317
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Series 2013
05/01/2038	5.000%	1,200,000	1,214,095
05/01/2048	5.125%	6,250,000	6,299,779
Total			18,554,223
Other Bond Issue 0.7%
City of Minneapolis
Revenue Bonds
YMCA Greater Twin Cities Project
Series 2016
06/01/2027	4.000%	100,000	111,116
06/01/2028	4.000%	170,000	187,518
06/01/2029	4.000%	165,000	180,694
06/01/2030	4.000%	125,000	135,946
06/01/2031	4.000%	100,000	108,193
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
08/01/2032	3.000%	500,000	511,331
08/01/2033	3.000%	500,000	510,489
08/01/2034	3.125%	850,000	870,468
08/01/2035	3.125%	800,000	818,610
Series 2020A
12/01/2036	5.000%	1,580,000	1,930,312
Total			5,364,677
Other Utility 0.8%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
10/01/2031	4.000%	875,000	1,005,597
10/01/2032	4.000%	800,000	916,308
10/01/2033	4.000%	655,000	747,591
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Paul Port Authority(c)
Revenue Bonds
Energy Park Utility Co. Project
Series 2012
08/01/2028	5.450%	250,000	256,768
08/01/2036	5.700%	1,250,000	1,282,512
Series 2017-4
10/01/2040	4.000%	1,000,000	1,109,267
St. Paul Port Authority
Revenue Bonds
Series 2017-3
10/01/2042	4.000%	1,360,000	1,522,236
Total			6,840,279
Pool / Bond Bank 0.1%
City of Minneapolis
Limited Tax Revenue Bonds
Supported Common Bond
Series 2010
12/01/2030	6.250%	1,000,000	1,019,698
Refunded / Escrowed 4.7%
City of Rochester
Prerefunded 07/01/23 Revenue Bonds
Olmsted Medical Center Project
Series 2013
07/01/2024	5.000%	300,000	327,453
07/01/2027	5.000%	245,000	267,420
07/01/2028	5.000%	225,000	245,590
07/01/2033	5.000%	650,000	709,482
County of Rice(e)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A Escrowed to Maturity
08/01/2022	5.000%	2,435,000	2,547,858
Goodhue County Education District No. 6051
Prerefunded 02/01/24 Certificate of Participation
Series 2014
02/01/2029	5.000%	1,200,000	1,342,292
02/01/2034	5.000%	1,200,000	1,342,292
02/01/2039	5.000%	1,300,000	1,454,149
Hermantown Independent School District No. 700
Prerefunded 02/01/24 Unlimited General Obligation Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2037	5.000%	4,740,000	5,308,368
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 09/01/21 Revenue Bonds
Nova Classical Academy
Series 2011A
09/01/2042	6.625%	1,500,000	1,507,645

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2027	5.000%	2,500,000	2,989,066
11/15/2044	5.000%	1,000,000	1,195,626
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015 Escrowed to Maturity
11/15/2023	5.000%	1,000,000	1,109,293
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2032	6.000%	1,000,000	1,009,401
10/01/2040	6.000%	2,000,000	2,018,802
Prerefunded 10/01/22 Revenue Bonds
St. Catherine University
7th Series 2012Q
10/01/2025	5.000%	325,000	343,396
10/01/2026	5.000%	280,000	295,849
10/01/2027	5.000%	200,000	211,321
10/01/2032	5.000%	700,000	739,623
University of Minnesota
Prerefunded 12/01/21 Revenue Bonds
Series 2011D
12/01/2036	5.000%	5,985,000	6,082,283
Western Minnesota Municipal Power Agency
Prerefunded 01/01/24 Revenue Bonds
Series 2014A
01/01/2040	5.000%	1,000,000	1,117,198
01/01/2046	5.000%	4,025,000	4,496,722
Worthington Independent School District No. 518
Prerefunded 02/01/26 Certificate of Participation
Series 2017A
02/01/2039	4.000%	1,370,000	1,584,165
Total			38,245,294
Retirement Communities 4.2%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2046	5.000%	1,500,000	1,613,881
City of Apple Valley
Refunding Revenue Bonds
Apple Vally Senior Housing
Series 2018
09/01/2053	4.500%	3,000,000	3,124,616
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	2,500,000	2,474,764
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Cloquet(g)
Refunding Revenue Bonds
HADC Cloquet LLC Project
Series 2021
08/01/2041	4.000%	500,000	515,530
08/01/2048	4.000%	500,000	507,900
City of Maple Plain
Revenue Bonds
Haven Homes, Inc. Project
Series 2019
07/01/2057	4.650%	1,250,000	1,296,354
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	1,000,310
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	5,430,287
10/01/2047	5.000%	2,000,000	2,221,727
City of Red Wing
Revenue Bonds
Benedictine Living Community
Series 2018
08/01/2047	5.000%	1,500,000	1,554,925
08/01/2053	5.000%	600,000	617,609
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,400,000	2,480,352
City of Sartell
Refunding Revenue Bonds
Country Manor Campus LLC
Series 2017
09/01/2042	4.500%	2,000,000	2,057,775
09/01/2042	5.000%	875,000	923,702
City of St. Joseph
Revenue Bonds
Woodcrest of Country Manor Project
Series 2019
07/01/2055	5.000%	1,500,000	1,541,972
City of St. Paul Park
Refunding Revenue Bonds
Presbyterian Homes Bloomington
Series 2017
09/01/2036	4.200%	275,000	290,856
09/01/2037	4.250%	300,000	317,465
09/01/2042	5.000%	1,000,000	1,075,751

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2054	5.000%	1,625,000	1,752,502
Dakota County Community Development Agency(e)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,535,710
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	2,110,233
Total			34,444,221
Sales Tax 0.7%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,432,402
Puerto Rico Sales Tax Financing Corp.(f),(h)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	12,751,000	4,274,237
Total			5,706,639
Single Family 2.6%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	240,000	240,166
Minnesota Housing Finance Agency(c)
Refunding Revenue Bonds
Residential Housing
Series 2017D (GNMA)
01/01/2030	3.300%	125,000	133,617
Residential Housing Finance
Series 2017A
07/01/2030	3.200%	155,000	157,142
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Series 2021D (GNMA)
07/01/2041	2.200%	1,800,000	1,824,480
Revenue Bonds
Mortgage-Backed Securities Pass-Through Program
Series 2019 (GNMA)
03/01/2049	3.450%	1,022,983	1,081,226
06/01/2049	3.150%	1,114,146	1,174,365
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	2,947,634	3,106,354
Series 2019F
07/01/2044	2.750%	2,090,000	2,190,515
Series 2020B (GNMA)
01/01/2044	2.800%	3,230,000	3,355,661
Series 2020E (GNMA)
07/01/2044	2.700%	1,525,000	1,601,921
Series 2021B (GNMA)
07/01/2046	2.450%	2,640,000	2,697,687
07/01/2051	2.500%	3,590,000	3,651,459
Total			21,214,593
Special Non Property Tax 0.1%
Puerto Rico Highway & Transportation Authority(d),(h)
Unrefunded Revenue Bonds
Series 2003G
07/01/2042	0.000%	2,000,000	1,062,500
State Appropriated 3.6%
State of Minnesota
Refunding Revenue Bonds
Appropriation
Series 2012B
03/01/2025	5.000%	5,000,000	5,141,390
03/01/2028	5.000%	3,000,000	3,083,232
03/01/2029	5.000%	4,250,000	4,367,912
Revenue Bonds
Appropriation
Series 2014A
06/01/2038	5.000%	8,880,000	9,602,686
University of Minnesota
Refunding Revenue Bonds
State Supported Stadium Debt
Series 2015
08/01/2027	5.000%	1,185,000	1,400,468
Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,444,631
Total			29,040,319
State General Obligation 6.2%
State of Minnesota
Unlimited General Obligation Bonds
Series 2018A
08/01/2031	5.000%	5,000,000	6,456,697
08/01/2033	5.000%	7,500,000	9,676,618

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020A
08/01/2031	5.000%	6,450,000	8,768,953
08/01/2032	5.000%	8,830,000	11,967,906
08/01/2036	5.000%	5,000,000	6,703,542
08/01/2038	5.000%	5,000,000	6,669,169
Total			50,242,885
Student Loan 0.3%
Minnesota Office of Higher Education(c)
Refunding Revenue Bonds
Series 2020
11/01/2038	2.650%	2,500,000	2,589,621
Total Municipal Bonds (Cost $752,611,119)			802,227,716
Money Market Funds 0.8%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.010%(i)	265,550	265,524
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.006%(i)	6,398,365	6,398,365
Total Money Market Funds (Cost $6,663,915)		6,663,889
Total Investments in Securities (Cost: $759,675,034)		809,291,605
Other Assets & Liabilities, Net		6,010,204
Net Assets		815,301,809

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of July 31, 2021.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2021, the total value of these securities amounted to $8,644,108, which represents 1.06% of total net assets.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $9,802,483, which represents 1.20% of total net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2021, the total value of these securities amounted to $10,279,425, which represents 1.26% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at July 31, 2021.
Abbreviation Legend
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	400,000	—	400,000
Municipal Bonds	—	802,227,716	—	802,227,716
Money Market Funds	6,663,889	—	—	6,663,889
Total Investments in Securities	6,663,889	802,627,716	—	809,291,605
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	19

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $759,675,034)	$809,291,605
Receivable for:
Capital shares sold	2,671,541
Interest	8,864,581
Prepaid expenses	14,034
Total assets	820,841,761
Liabilities
Due to custodian	9,417
Payable for:
Investments purchased on a delayed delivery basis	2,743,684
Capital shares purchased	1,196,076
Distributions to shareholders	1,436,994
Management services fees	9,973
Distribution and/or service fees	4,485
Transfer agent fees	33,057
Compensation of board members	80,044
Other expenses	26,222
Total liabilities	5,539,952
Net assets applicable to outstanding capital stock	$815,301,809
Represented by
Paid in capital	766,009,531
Total distributable earnings (loss)	49,292,278
Total - representing net assets applicable to outstanding capital stock	$815,301,809
Class A
Net assets	$457,218,220
Shares outstanding	19,982,917
Net asset value per share	$22.88
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$23.59
Advisor Class
Net assets	$21,987,486
Shares outstanding	961,359
Net asset value per share	$22.87
Class C
Net assets	$49,587,725
Shares outstanding	2,167,121
Net asset value per share	$22.88
Institutional Class
Net assets	$262,777,597
Shares outstanding	11,493,974
Net asset value per share	$22.86
Institutional 2 Class
Net assets	$6,991,138
Shares outstanding	305,973
Net asset value per share	$22.85
Institutional 3 Class
Net assets	$16,739,643
Shares outstanding	731,144
Net asset value per share	$22.90
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$4,420
Interest	22,172,810
Total income	22,177,230
Expenses:
Management services fees	3,411,848
Distribution and/or service fees
Class A	1,088,878
Class C	536,622
Transfer agent fees
Class A	220,149
Advisor Class	8,450
Class C	27,120
Institutional Class	117,546
Institutional 2 Class	3,617
Institutional 3 Class	966
Compensation of board members	44,456
Custodian fees	6,299
Printing and postage fees	29,637
Registration fees	23,802
Audit fees	29,500
Legal fees	15,469
Compensation of chief compliance officer	148
Other	29,071
Total expenses	5,593,578
Expense reduction	(60)
Total net expenses	5,593,518
Net investment income	16,583,712
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	347,175
Futures contracts	98,531
Net realized gain	445,706
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,185,273
Net change in unrealized appreciation (depreciation)	11,185,273
Net realized and unrealized gain	11,630,979
Net increase in net assets resulting from operations	$28,214,691
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	21

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$16,583,712	$17,296,390
Net realized gain	445,706	2,354,620
Net change in unrealized appreciation (depreciation)	11,185,273	7,692,630
Net increase in net assets resulting from operations	28,214,691	27,343,640
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,664,942)	(10,470,744)
Advisor Class	(411,612)	(368,283)
Class C	(794,758)	(1,012,289)
Institutional Class	(5,732,193)	(5,023,021)
Institutional 2 Class	(153,987)	(120,709)
Institutional 3 Class	(362,087)	(301,310)
Total distributions to shareholders	(17,119,579)	(17,296,356)
Increase in net assets from capital stock activity	83,793,779	56,701,117
Total increase in net assets	94,888,891	66,748,401
Net assets at beginning of year	720,412,918	653,664,517
Net assets at end of year	$815,301,809	$720,412,918
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,197,625	72,304,346	2,626,804	58,423,876
Distributions reinvested	422,466	9,541,542	465,105	10,350,093
Redemptions	(2,316,195)	(52,340,624)	(3,053,307)	(67,324,328)
Net increase	1,303,896	29,505,264	38,602	1,449,641
Advisor Class
Subscriptions	405,286	9,177,352	259,184	5,768,723
Distributions reinvested	18,057	407,864	16,331	363,421
Redemptions	(79,961)	(1,808,858)	(207,166)	(4,459,568)
Net increase	343,382	7,776,358	68,349	1,672,576
Class C
Subscriptions	437,970	9,909,887	467,907	10,444,491
Distributions reinvested	34,370	776,020	44,097	981,164
Redemptions	(914,953)	(20,709,529)	(540,932)	(11,978,271)
Net decrease	(442,613)	(10,023,622)	(28,928)	(552,616)
Institutional Class
Subscriptions	3,867,293	87,342,708	3,929,202	86,799,650
Distributions reinvested	248,287	5,604,655	220,322	4,897,388
Redemptions	(1,862,768)	(42,024,710)	(1,965,961)	(43,162,104)
Net increase	2,252,812	50,922,653	2,183,563	48,534,934
Institutional 2 Class
Subscriptions	86,562	1,955,967	218,598	4,866,619
Distributions reinvested	6,806	153,520	5,425	120,427
Redemptions	(32,317)	(729,173)	(100,039)	(2,130,126)
Net increase	61,051	1,380,314	123,984	2,856,920
Institutional 3 Class
Subscriptions	256,267	5,789,316	186,696	4,156,437
Distributions reinvested	16,003	361,825	13,524	301,024
Redemptions	(84,776)	(1,918,329)	(78,848)	(1,717,799)
Net increase	187,494	4,232,812	121,372	2,739,662
Total net increase	3,706,022	83,793,779	2,506,942	56,701,117

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Year Ended 7/31/2021	$22.56	0.48	0.34	0.82	(0.49)	(0.01)	(0.50)
Year Ended 7/31/2020	$22.22	0.56	0.34	0.90	(0.56)	—	(0.56)
Year Ended 7/31/2019	$21.49	0.64	0.73	1.37	(0.64)	—	(0.64)
Year Ended 7/31/2018	$22.01	0.64	(0.44)	0.20	(0.64)	(0.08)	(0.72)
Year Ended 7/31/2017	$22.72	0.68	(0.71)	(0.03)	(0.68)	(0.00)(e)	(0.68)
Advisor Class(c)
Year Ended 7/31/2021	$22.55	0.54	0.34	0.88	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2020	$22.21	0.60	0.34	0.94	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.47	0.68	0.78	1.46	(0.72)	—	(0.72)
Year Ended 7/31/2018	$22.00	0.68	(0.41)	0.27	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017	$22.71	0.72	(0.71)	0.01	(0.72)	(0.00)(e)	(0.72)
Class C(c)
Year Ended 7/31/2021	$22.56	0.32	0.33	0.65	(0.32)	(0.01)	(0.33)
Year Ended 7/31/2020	$22.22	0.40	0.34	0.74	(0.40)	—	(0.40)
Year Ended 7/31/2019	$21.49	0.48	0.73	1.21	(0.48)	—	(0.48)
Year Ended 7/31/2018	$22.01	0.48	(0.44)	0.04	(0.48)	(0.08)	(0.56)
Year Ended 7/31/2017	$22.72	0.48	(0.71)	(0.23)	(0.48)	(0.00)(e)	(0.48)
Institutional Class(c)
Year Ended 7/31/2021	$22.54	0.54	0.34	0.88	(0.55)	(0.01)	(0.56)
Year Ended 7/31/2020	$22.20	0.60	0.34	0.94	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.47	0.68	0.77	1.45	(0.72)	—	(0.72)
Year Ended 7/31/2018	$21.99	0.68	(0.40)	0.28	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017	$22.70	0.72	(0.71)	0.01	(0.72)	(0.00)(e)	(0.72)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 7/31/2021	$22.88	3.69%	0.77%	0.77%(d)	2.15%	7%	$457,218
Year Ended 7/31/2020	$22.56	4.17%	0.77%	0.77%(d)	2.49%	25%	$421,457
Year Ended 7/31/2019	$22.22	6.50%	0.78%	0.78%	2.95%	18%	$414,107
Year Ended 7/31/2018	$21.49	0.98%	0.78%	0.78%(d)	2.90%	17%	$402,818
Year Ended 7/31/2017	$22.01	(0.20%)	0.79%	0.79%(d)	2.99%	19%	$422,118
Advisor Class(c)
Year Ended 7/31/2021	$22.87	3.90%	0.52%	0.52%(d)	2.39%	7%	$21,987
Year Ended 7/31/2020	$22.55	4.44%	0.52%	0.52%(d)	2.74%	25%	$13,938
Year Ended 7/31/2019	$22.21	6.77%	0.53%	0.53%	3.19%	18%	$12,205
Year Ended 7/31/2018	$21.47	1.23%	0.54%	0.54%(d)	3.16%	17%	$7,443
Year Ended 7/31/2017	$22.00	0.05%	0.54%	0.54%(d)	3.24%	19%	$4,228
Class C(c)
Year Ended 7/31/2021	$22.88	2.91%	1.52%	1.52%(d)	1.41%	7%	$49,588
Year Ended 7/31/2020	$22.56	3.40%	1.53%	1.53%(d)	1.74%	25%	$58,885
Year Ended 7/31/2019	$22.22	5.70%	1.53%	1.53%	2.20%	18%	$58,620
Year Ended 7/31/2018	$21.49	0.22%	1.53%	1.53%(d)	2.14%	17%	$63,680
Year Ended 7/31/2017	$22.01	(0.95%)	1.54%	1.54%(d)	2.24%	19%	$73,206
Institutional Class(c)
Year Ended 7/31/2021	$22.86	3.86%	0.52%	0.52%(d)	2.39%	7%	$262,778
Year Ended 7/31/2020	$22.54	4.44%	0.52%	0.52%(d)	2.74%	25%	$208,340
Year Ended 7/31/2019	$22.20	6.76%	0.53%	0.53%	3.19%	18%	$156,662
Year Ended 7/31/2018	$21.47	1.23%	0.53%	0.53%(d)	3.15%	17%	$119,138
Year Ended 7/31/2017	$21.99	0.05%	0.55%	0.55%(d)	3.23%	19%	$107,860
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class(c)
Year Ended 7/31/2021	$22.53	0.54	0.33	0.87	(0.54)	(0.01)	(0.55)
Year Ended 7/31/2020	$22.18	0.60	0.35	0.95	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.45	0.68	0.73	1.41	(0.68)	—	(0.68)
Year Ended 7/31/2018	$21.98	0.68	(0.41)	0.27	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017	$22.70	0.72	(0.72)	0.00	(0.72)	(0.00)(e)	(0.72)
Institutional 3 Class(c)
Year Ended 7/31/2021	$22.58	0.55	0.34	0.89	(0.56)	(0.01)	(0.57)
Year Ended 7/31/2020	$22.23	0.60	0.35	0.95	(0.60)	—	(0.60)
Year Ended 7/31/2019	$21.50	0.68	0.77	1.45	(0.72)	—	(0.72)
Year Ended 7/31/2018	$22.04	0.68	(0.42)	0.26	(0.72)	(0.08)	(0.80)
Year Ended 7/31/2017(f)	$21.64	0.28	0.40(g)	0.68	(0.28)	—	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class(c)
Year Ended 7/31/2021	$22.85	3.99%	0.53%	0.53%	2.39%	7%	$6,991
Year Ended 7/31/2020	$22.53	4.24%	0.54%	0.54%	2.72%	25%	$5,519
Year Ended 7/31/2019	$22.18	6.95%	0.54%	0.54%	3.20%	18%	$2,683
Year Ended 7/31/2018	$21.45	1.21%	0.55%	0.55%	3.15%	17%	$2,433
Year Ended 7/31/2017	$21.98	0.03%	0.56%	0.56%	3.23%	19%	$1,155
Institutional 3 Class(c)
Year Ended 7/31/2021	$22.90	4.09%	0.48%	0.48%	2.43%	7%	$16,740
Year Ended 7/31/2020	$22.58	4.29%	0.48%	0.48%	2.77%	25%	$12,274
Year Ended 7/31/2019	$22.23	6.80%	0.49%	0.49%	3.24%	18%	$9,387
Year Ended 7/31/2018	$21.50	1.27%	0.50%	0.50%	3.23%	17%	$7,339
Year Ended 7/31/2017(f)	$22.04	3.20%	0.53%(h)	0.53%(h)	3.17%(h)	19%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	27

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
28	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
30	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	98,531
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	11,559,180

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.45% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
32	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $498,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
July 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	343,885
Class C	—	1.00(b)	3,590

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	0.85%
Advisor Class	0.60
Class C	1.60
Institutional Class	0.60
Institutional 2 Class	0.61
Institutional 3 Class	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, distributions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
34	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1)	1	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021				Year Ended July 31, 2020
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
410,997	16,646,903	61,679	17,119,579	302	17,296,054	—	17,296,356
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,318,411	1,647,840	51,749	—	47,790,213
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
761,501,392	48,406,459	(616,246)	47,790,213
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $153,994,080 and $55,391,133, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
July 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
36	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and other natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
July 31, 2021
affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 66.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
38	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Minnesota Tax-Exempt Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Minnesota Tax-Exempt Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Exempt- interest dividends
$67,469	99.99%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
42	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
44	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	45

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	47

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
48	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2021	49

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
50	Columbia Minnesota Tax-Exempt Fund | Annual Report 2021

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Columbia Minnesota Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN199_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Limited Duration Credit Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Limited Duration Credit Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Limited Duration Credit Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2003
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since February 2020
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	1.43	2.97	2.50
	Including sales charges		-1.60	2.35	2.19
Advisor Class*		02/28/13	1.78	3.25	2.73
Class C	Excluding sales charges	06/19/03	0.68	2.20	1.74
	Including sales charges		-0.32	2.20	1.74
Institutional Class		09/27/10	1.68	3.25	2.76
Institutional 2 Class*		11/08/12	1.73	3.28	2.79
Institutional 3 Class*		03/19/13	1.78	3.35	2.82
Bloomberg Barclays U.S. 1-5 Year Corporate Index			1.71	3.10	2.95
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Limited Duration Credit Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Corporate Bonds & Notes	83.0
Money Market Funds	8.4
U.S. Treasury Obligations	8.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2021)
AAA rating	9.4
AA rating	4.5
A rating	30.5
BBB rating	46.7
BB rating	8.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Limited Duration Credit Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 1.43% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 1.71% for the same period.
Market overview
The period saw risk sentiment continue to be supported by the extraordinary monetary and fiscal policy support that was initiated in March of 2020 as the COVID-19 pandemic led to widespread economic shutdowns. The Federal Reserve (Fed) maintained short-term interest rates at zero while engaging in broad-based bond purchases even as $1.9 trillion in stimulus under the CARES Act rolled out.
Credit sentiment wavered in September 2020 as an additional economic relief package stalled in the Senate and there was speculation around the potential for a disputed outcome to the upcoming presidential election. November’s election results helped reduce uncertainty, while the emergency use authorization of a pair of COVID-19 vaccines in December raised the prospect of a return to economic normalcy in the coming months. Finalization of a $900 billion relief package as 2020 concluded further boosted sentiment.
Treasury yields began to move off historic lows in October of 2020 and continued to drift higher through the first quarter of 2021. Longer term yields retraced some of their rise following the Fed’s somewhat more hawkish mid-June meeting. The 10-year Treasury yield ended July of 2021 at 1.24%, 69 basis points higher than its starting point of 0.55% 12 months earlier.
The Fund’s notable detractors during the period
•	The Fund’s duration and yield curve positioning during the period was the principal constraint on performance relative to the benchmark. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance relative to the benchmark were led by individual security selection, most notably within the food & beverage and energy sectors.
•	Industry selection also contributed to performance as overweights to segments such as life insurance, midstream (within energy) and aerospace & defense proved beneficial.
•	More broadly, the Fund’s consistent overweight to credit versus the benchmark aided relative return as risk sentiment was well supported over most of the period by monetary and fiscal policy.
Derivative usage
The Fund employed futures contracts during the 12 months in order to manage portfolio duration relative to the benchmark. On a standalone basis, these derivatives had a positive impact on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
Columbia Limited Duration Credit Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Limited Duration Credit Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.00	1,021.09	3.84	3.88	0.77
Advisor Class	1,000.00	1,000.00	1,004.20	1,022.34	2.60	2.62	0.52
Class C	1,000.00	1,000.00	999.30	1,017.35	7.58	7.64	1.52
Institutional Class	1,000.00	1,000.00	1,004.20	1,022.34	2.60	2.62	0.52
Institutional 2 Class	1,000.00	1,000.00	1,003.50	1,022.54	2.40	2.42	0.48
Institutional 3 Class	1,000.00	1,000.00	1,003.70	1,022.79	2.15	2.17	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Limited Duration Credit Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 82.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 3.0%
Boeing Co. (The)
02/01/2026	2.750%	9,240,000	9,670,773
02/04/2026	2.196%	9,583,000	9,665,586
Raytheon Technologies Corp.
03/15/2022	2.800%	8,808,000	8,927,533
United Technologies Corp.
11/16/2028	4.125%	4,745,000	5,506,239
Total			33,770,131
Automotive 0.3%
General Motors Financial Co., Inc.
06/20/2025	2.750%	3,000,000	3,173,154
Banking 18.5%
Bank of America Corp.(a)
02/13/2026	2.015%	12,275,000	12,672,244
07/22/2027	1.734%	15,425,000	15,699,864
Bank of Nova Scotia (The)(b)
07/31/2024	0.650%	7,112,000	7,121,444
Citigroup, Inc.(a)
04/08/2026	3.106%	9,045,000	9,688,029
06/09/2027	1.462%	22,530,000	22,579,446
Goldman Sachs Group, Inc. (The)(a)
09/29/2025	3.272%	14,575,000	15,626,399
03/09/2027	1.431%	10,799,000	10,848,901
HSBC Holdings PLC(a)
05/24/2025	0.976%	4,794,000	4,806,272
JPMorgan Chase & Co.(a)
03/13/2026	2.005%	29,685,000	30,762,419
Morgan Stanley(a)
01/25/2024	0.529%	7,624,000	7,625,591
07/22/2025	2.720%	14,725,000	15,501,095
05/04/2027	1.593%	6,306,000	6,401,578
Toronto-Dominion Bank (The)
06/02/2023	0.300%	10,860,000	10,855,847
Truist Financial Corp.(a)
03/02/2027	1.267%	4,915,000	4,940,638
Wells Fargo & Co.(a)
04/30/2026	2.188%	9,510,000	9,910,216
06/17/2027	3.196%	14,420,000	15,682,780
Wells Fargo Bank NA
10/22/2021	3.625%	4,610,000	4,630,867
Total			205,353,630
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 2.7%
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	3,543,000	3,656,069
02/15/2028	3.750%	7,325,000	8,139,446
Sky PLC(c)
09/16/2024	3.750%	16,125,000	17,633,304
Total			29,428,819
Construction Machinery 1.4%
Caterpillar Financial Services Corp.
05/17/2024	0.450%	8,523,000	8,521,639
United Rentals North America, Inc.
11/15/2027	3.875%	7,195,000	7,516,414
Total			16,038,053
Diversified Manufacturing 2.7%
Carrier Global Corp.
02/15/2025	2.242%	14,040,000	14,688,609
Honeywell International, Inc.
08/19/2022	0.483%	5,625,000	5,625,594
Siemens Financieringsmaatschappij NV(c)
05/27/2022	2.900%	3,660,000	3,740,493
03/11/2024	0.650%	6,131,000	6,151,560
Total			30,206,256
Electric 13.8%
AEP Texas, Inc.
10/01/2022	2.400%	11,375,000	11,635,968
American Electric Power Co., Inc.
12/01/2021	3.650%	1,548,000	1,565,395
CenterPoint Energy, Inc.
09/01/2024	2.500%	10,676,000	11,192,433
06/01/2026	1.450%	5,062,000	5,123,538
CMS Energy Corp.
03/01/2024	3.875%	2,158,000	2,314,803
11/15/2025	3.600%	9,345,000	10,254,899
Dominion Energy, Inc.
03/15/2025	3.300%	1,030,000	1,117,675
Edison International
11/15/2024	3.550%	1,850,000	1,974,419
Emera US Finance LP(c)
06/15/2024	0.833%	3,555,000	3,546,766
Emera US Finance LP
06/15/2026	3.550%	12,581,000	13,826,841
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Entergy Corp.
09/15/2025	0.900%	2,905,000	2,885,863
Eversource Energy
10/01/2024	2.900%	9,570,000	10,189,352
01/15/2025	3.150%	1,215,000	1,303,219
08/15/2025	0.800%	3,730,000	3,718,494
Georgia Power Co.
07/30/2023	2.100%	16,520,000	17,084,843
NextEra Energy Capital Holdings, Inc.
03/01/2023	0.650%	7,001,000	7,026,790
NextEra Energy Operating Partners LP(c)
07/15/2024	4.250%	5,630,000	5,948,918
NRG Energy, Inc.(c)
12/02/2027	2.450%	7,563,000	7,728,711
Pacific Gas and Electric Co.
07/01/2025	3.450%	5,040,000	5,263,679
06/15/2028	3.000%	5,465,000	5,477,986
Pinnacle West Capital Corp.
06/15/2025	1.300%	5,000,000	5,062,835
Public Service Enterprise Group, Inc.
11/15/2021	2.000%	6,035,000	6,056,065
06/15/2024	2.875%	6,373,000	6,765,348
WEC Energy Group, Inc.
09/15/2023	0.550%	3,380,000	3,385,488
06/15/2025	3.550%	2,793,000	3,058,502
Total			153,508,830
Environmental 0.6%
GFL Environmental, Inc.(c)
08/01/2025	3.750%	5,880,000	6,049,663
Finance Companies 1.5%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	14,765,000	16,208,112
Food and Beverage 5.1%
Bacardi Ltd.(c)
05/15/2028	4.700%	18,045,000	21,225,316
Kraft Heinz Foods Co.
06/01/2026	3.000%	10,469,000	11,134,009
Mondelez International Holdings Netherlands BV(c)
10/28/2021	2.000%	12,575,000	12,609,309
Mondelez International, Inc.
07/01/2022	0.625%	11,825,000	11,869,874
Total			56,838,508
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 3.1%
Becton Dickinson and Co.
06/06/2022	2.894%	4,012,000	4,091,024
06/06/2024	3.363%	8,345,000	8,934,672
Cigna Corp.
10/15/2028	4.375%	4,680,000	5,505,407
CVS Health Corp.
03/25/2028	4.300%	4,726,000	5,472,257
HCA, Inc.
02/01/2025	5.375%	9,460,000	10,710,112
Total			34,713,472
Healthcare Insurance 1.5%
Centene Corp.
12/15/2027	4.250%	5,524,000	5,820,864
07/15/2028	2.450%	11,015,000	11,153,946
Total			16,974,810
Independent Energy 0.4%
Canadian Natural Resources Ltd.
07/15/2025	2.050%	4,635,000	4,792,476
Integrated Energy 0.5%
Cenovus Energy, Inc.
07/15/2025	5.375%	2,610,000	2,978,475
04/15/2027	4.250%	2,615,000	2,928,284
Total			5,906,759
Life Insurance 8.6%
Five Corners Funding Trust(c)
11/15/2023	4.419%	13,085,000	14,229,279
MassMutual Global Funding II(c)
07/01/2022	2.250%	4,609,000	4,696,256
07/16/2026	1.200%	11,290,000	11,345,903
Metropolitan Life Global Funding I(c)
06/08/2023	0.900%	5,065,000	5,120,669
Pacific Life Global Funding II(c)
06/24/2025	1.200%	7,355,000	7,431,863
04/14/2026	1.375%	12,383,000	12,545,987
Peachtree Corners Funding Trust(c)
02/15/2025	3.976%	20,279,000	22,296,567
Principal Life Global Funding II(c)
11/21/2024	2.250%	16,980,000	17,759,219
Total			95,425,743
Media and Entertainment 1.3%
Netflix, Inc.(c)
06/15/2025	3.625%	9,450,000	10,153,371

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Walt Disney Co. (The)
09/01/2022	1.650%	3,691,000	3,749,124
Total			13,902,495
Metals and Mining 0.7%
Freeport-McMoRan, Inc.
11/14/2024	4.550%	6,945,000	7,550,451
Midstream 2.4%
Colorado Interstate Gas Co. LLC/Issuing Corp.(c)
08/15/2026	4.150%	3,709,000	4,179,130
Energy Transfer Partners LP
01/15/2026	4.750%	2,090,000	2,358,516
MPLX LP
12/01/2027	4.250%	2,380,000	2,716,687
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	10,900,000	12,310,433
Western Gas Partners LP
07/01/2026	4.650%	4,815,000	5,159,386
Total			26,724,152
Natural Gas 0.7%
NiSource Finance Corp.
05/15/2027	3.490%	7,339,000	8,162,964
Packaging 1.3%
Berry Global, Inc.(c)
02/15/2024	0.950%	5,891,000	5,907,494
01/15/2026	1.570%	8,326,000	8,387,314
Total			14,294,808
Pharmaceuticals 3.9%
AbbVie, Inc.
11/14/2023	3.750%	5,600,000	5,996,042
03/15/2025	3.800%	14,067,000	15,412,780
Amgen, Inc.
05/11/2022	2.650%	6,045,000	6,145,527
AstraZeneca Finance LLC
05/28/2026	1.200%	8,617,000	8,684,638
Gilead Sciences, Inc.
09/01/2023	2.500%	7,226,000	7,517,419
Total			43,756,406
Railroads 0.3%
Norfolk Southern Corp.
04/01/2022	3.000%	3,085,000	3,120,181
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supermarkets 0.6%
Kroger Co. (The)
11/01/2021	2.950%	1,952,000	1,960,535
04/15/2022	3.400%	4,453,000	4,514,622
Total			6,475,157
Technology 2.6%
Fidelity National Information Services, Inc.
03/01/2024	0.600%	1,979,000	1,979,233
Microchip Technology, Inc.
09/01/2023	2.670%	2,480,000	2,577,665
Microchip Technology, Inc.(c)
02/15/2024	0.972%	7,305,000	7,318,037
09/01/2024	0.983%	4,188,000	4,179,713
NXP BV/Funding LLC/USA, Inc.(c)
05/01/2025	2.700%	2,225,000	2,353,698
Oracle Corp.
03/25/2026	1.650%	7,499,000	7,643,456
VeriSign, Inc.
04/01/2025	5.250%	2,245,000	2,553,442
Total			28,605,244
Tobacco 0.5%
BAT Capital Corp.
08/15/2027	3.557%	5,055,000	5,473,203
Wireless 3.0%
Crown Castle International Corp.
09/01/2024	3.200%	6,500,000	6,944,588
T-Mobile USA, Inc.
04/15/2025	3.500%	9,840,000	10,687,178
02/15/2026	2.250%	8,678,000	8,783,245
T-Mobile USA, Inc.(c)
02/15/2026	2.250%	7,028,000	7,104,132
Total			33,519,143
Wirelines 1.5%
AT&T, Inc.
03/25/2026	1.700%	15,964,000	16,208,882
Total Corporate Bonds & Notes (Cost $898,658,490)			916,181,502

U.S. Treasury Obligations 8.6%

U.S. Treasury
08/15/2022	1.500%	5,609,200	5,691,366
10/31/2022	0.125%	9,897,400	9,899,720
06/30/2023	0.125%	11,000,000	10,990,547
11/15/2023	0.250%	14,600,000	14,609,125
12/15/2023	0.125%	6,700,000	6,681,679

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/2024	0.375%	10,750,000	10,771,836
05/15/2024	0.250%	10,800,000	10,780,594
06/15/2024	0.250%	11,000,000	10,975,078
10/31/2025	0.250%	15,000,000	14,786,719
Total U.S. Treasury Obligations (Cost $95,238,441)			95,186,664

Money Market Funds 8.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(d),(e)	93,153,581	93,144,265
Total Money Market Funds (Cost $93,144,265)		93,144,265
Total Investments in Securities (Cost: $1,087,041,196)		1,104,512,431
Other Assets & Liabilities, Net		5,944,697
Net Assets		1,110,457,128
At July 31, 2021, securities and/or cash totaling $993,287 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	863	09/2021	USD	190,426,344	8,219	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(558)	09/2021	USD	(75,024,844)	—	(1,555,161)
U.S. Treasury 5-Year Note	(106)	09/2021	USD	(13,191,203)	—	(9,367)
Total					—	(1,564,528)
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2021.
(b)	Represents a security purchased on a when-issued basis.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $229,642,672, which represents 20.68% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at July 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	50,394,374	743,181,023	(700,431,132)	—	93,144,265	(8,980)	66,954	93,153,581
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	916,181,502	—	916,181,502
U.S. Treasury Obligations	95,186,664	—	—	95,186,664
Money Market Funds	93,144,265	—	—	93,144,265
Total Investments in Securities	188,330,929	916,181,502	—	1,104,512,431
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Futures Contracts	8,219	—	—	8,219
Liability
Futures Contracts	(1,564,528)	—	—	(1,564,528)
Total	186,774,620	916,181,502	—	1,102,956,122
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2021	13

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $993,896,931)	$1,011,368,166
Affiliated issuers (cost $93,144,265)	93,144,265
Margin deposits on:
Futures contracts	993,287
Receivable for:
Investments sold	6,449,617
Capital shares sold	2,037,688
Dividends	4,230
Interest	5,965,680
Foreign tax reclaims	20,841
Variation margin for futures contracts	52,498
Expense reimbursement due from Investment Manager	1,168
Prepaid expenses	15,799
Total assets	1,120,053,239
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	7,105,670
Capital shares purchased	1,183,921
Distributions to shareholders	837,713
Variation margin for futures contracts	199,917
Management services fees	12,951
Distribution and/or service fees	2,246
Transfer agent fees	108,587
Compensation of board members	103,573
Other expenses	41,533
Total liabilities	9,596,111
Net assets applicable to outstanding capital stock	$1,110,457,128
Represented by
Paid in capital	1,087,919,337
Total distributable earnings (loss)	22,537,791
Total - representing net assets applicable to outstanding capital stock	$1,110,457,128
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$233,348,734
Shares outstanding	22,365,219
Net asset value per share	$10.43
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.75
Advisor Class
Net assets	$81,406,349
Shares outstanding	7,799,487
Net asset value per share	$10.44
Class C
Net assets	$23,715,061
Shares outstanding	2,273,684
Net asset value per share	$10.43
Institutional Class
Net assets	$503,810,319
Shares outstanding	48,252,282
Net asset value per share	$10.44
Institutional 2 Class
Net assets	$92,315,405
Shares outstanding	8,841,051
Net asset value per share	$10.44
Institutional 3 Class
Net assets	$175,861,260
Shares outstanding	16,842,440
Net asset value per share	$10.44
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2021	15

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — affiliated issuers	$66,954
Interest	16,211,612
Total income	16,278,566
Expenses:
Management services fees	4,175,452
Distribution and/or service fees
Class A	549,617
Class C	262,076
Transfer agent fees
Class A	229,359
Advisor Class	77,011
Class C	27,338
Institutional Class	449,316
Institutional 2 Class	42,329
Institutional 3 Class	9,983
Compensation of board members	53,627
Custodian fees	8,481
Printing and postage fees	79,120
Registration fees	156,910
Audit fees	29,500
Legal fees	17,718
Compensation of chief compliance officer	187
Other	53,442
Total expenses	6,221,466
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(459,478)
Expense reduction	(20)
Total net expenses	5,761,968
Net investment income	10,516,598
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,157,326
Investments — affiliated issuers	(8,980)
Futures contracts	3,624,034
Net realized gain	24,772,380
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,047,732)
Futures contracts	(855,364)
Net change in unrealized appreciation (depreciation)	(18,903,096)
Net realized and unrealized gain	5,869,284
Net increase in net assets resulting from operations	$16,385,882
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$10,516,598	$14,485,148
Net realized gain	24,772,380	6,295,504
Net change in unrealized appreciation (depreciation)	(18,903,096)	22,942,129
Net increase in net assets resulting from operations	16,385,882	43,722,781
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,048,054)	(3,330,909)
Advisor Class	(867,857)	(1,137,037)
Class C	(51,748)	(251,431)
Institutional Class	(5,050,063)	(4,097,988)
Institutional 2 Class	(959,427)	(1,512,130)
Institutional 3 Class	(1,912,292)	(4,252,733)
Total distributions to shareholders	(10,889,441)	(14,582,228)
Increase in net assets from capital stock activity	287,344,516	133,417,558
Total increase in net assets	292,840,957	162,558,111
Net assets at beginning of year	817,616,171	655,058,060
Net assets at end of year	$1,110,457,128	$817,616,171
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2021	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,049,107	94,155,546	4,338,422	43,734,856
Distributions reinvested	188,112	1,956,566	323,864	3,261,798
Redemptions	(5,046,386)	(52,495,822)	(3,927,704)	(39,303,341)
Net increase	4,190,833	43,616,290	734,582	7,693,313
Advisor Class
Subscriptions	4,491,631	46,722,878	2,158,948	21,751,272
Distributions reinvested	83,394	867,834	112,834	1,136,868
Redemptions	(2,454,587)	(25,547,894)	(1,440,546)	(14,439,388)
Net increase	2,120,438	22,042,818	831,236	8,448,752
Class C
Subscriptions	1,482,741	15,386,739	857,472	8,655,349
Distributions reinvested	4,569	47,439	22,529	226,656
Redemptions	(1,423,654)	(14,833,287)	(957,532)	(9,652,560)
Net increase (decrease)	63,656	600,891	(77,531)	(770,555)
Institutional Class
Subscriptions	36,955,310	384,523,818	23,090,261	233,255,153
Distributions reinvested	437,958	4,559,990	386,852	3,909,158
Redemptions	(20,584,342)	(214,284,934)	(8,698,898)	(87,284,690)
Net increase	16,808,926	174,798,874	14,778,215	149,879,621
Institutional 2 Class
Subscriptions	5,195,554	54,116,837	4,888,127	49,450,247
Distributions reinvested	92,129	959,385	149,990	1,511,883
Redemptions	(2,354,160)	(24,528,555)	(5,820,084)	(58,333,268)
Net increase (decrease)	2,933,523	30,547,667	(781,967)	(7,371,138)
Institutional 3 Class
Subscriptions	8,363,106	87,056,171	5,246,113	52,888,453
Distributions reinvested	182,747	1,901,653	421,721	4,250,096
Redemptions	(7,024,279)	(73,219,848)	(8,100,645)	(81,600,984)
Net increase (decrease)	1,521,574	15,737,976	(2,432,811)	(24,462,435)
Total net increase	27,638,950	287,344,516	13,051,724	133,417,558
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Annual Report 2021

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Columbia Limited Duration Credit Fund | Annual Report 2021	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$10.38	0.09	0.06	0.15	(0.10)	(0.10)
Year Ended 7/31/2020	$9.97	0.19	0.41	0.60	(0.19)	(0.19)
Year Ended 7/31/2019	$9.66	0.23	0.32	0.55	(0.24)	(0.24)
Year Ended 7/31/2018	$9.88	0.17	(0.22)	(0.05)	(0.17)	(0.17)
Year Ended 7/31/2017	$9.80	0.15	0.07	0.22	(0.14)	(0.14)
Advisor Class
Year Ended 7/31/2021	$10.38	0.12	0.06	0.18	(0.12)	(0.12)
Year Ended 7/31/2020	$9.97	0.21	0.42	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.66	0.25	0.32	0.57	(0.26)	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.23)	(0.04)	(0.19)	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	(0.17)
Class C
Year Ended 7/31/2021	$10.38	0.02	0.05	0.07	(0.02)	(0.02)
Year Ended 7/31/2020	$9.97	0.11	0.41	0.52	(0.11)	(0.11)
Year Ended 7/31/2019	$9.66	0.15	0.32	0.47	(0.16)	(0.16)
Year Ended 7/31/2018	$9.88	0.10	(0.23)	(0.13)	(0.09)	(0.09)
Year Ended 7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	(0.07)
Institutional Class
Year Ended 7/31/2021	$10.39	0.12	0.05	0.17	(0.12)	(0.12)
Year Ended 7/31/2020	$9.98	0.21	0.42	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.67	0.25	0.32	0.57	(0.26)	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.22)	(0.03)	(0.19)	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	(0.17)
Institutional 2 Class
Year Ended 7/31/2021	$10.39	0.12	0.06	0.18	(0.13)	(0.13)
Year Ended 7/31/2020	$9.98	0.22	0.41	0.63	(0.22)	(0.22)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	(0.20)
Year Ended 7/31/2017	$9.81	0.18	0.07	0.25	(0.17)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Limited Duration Credit Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$10.43	1.43%	0.82%	0.77%(c)	0.89%	98%	$233,349
Year Ended 7/31/2020	$10.38	6.09%	0.83%	0.79%(c)	1.88%	88%	$188,642
Year Ended 7/31/2019	$9.97	5.75%	0.84%	0.80%	2.34%	99%	$173,843
Year Ended 7/31/2018	$9.66	(0.55%)	0.84%(d)	0.80%(c),(d)	1.74%	79%	$179,474
Year Ended 7/31/2017	$9.88	2.28%	0.83%	0.81%(c)	1.47%	119%	$216,524
Advisor Class
Year Ended 7/31/2021	$10.44	1.78%	0.57%	0.52%(c)	1.14%	98%	$81,406
Year Ended 7/31/2020	$10.38	6.36%	0.58%	0.54%(c)	2.12%	88%	$58,965
Year Ended 7/31/2019	$9.97	6.02%	0.59%	0.55%	2.59%	99%	$48,340
Year Ended 7/31/2018	$9.66	(0.40%)	0.59%(d)	0.55%(c),(d)	1.99%	79%	$49,745
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(c)	1.74%	119%	$57,357
Class C
Year Ended 7/31/2021	$10.43	0.68%	1.57%	1.52%(c)	0.16%	98%	$23,715
Year Ended 7/31/2020	$10.38	5.30%	1.58%	1.54%(c)	1.13%	88%	$22,932
Year Ended 7/31/2019	$9.97	4.96%	1.59%	1.55%	1.59%	99%	$22,797
Year Ended 7/31/2018	$9.66	(1.29%)	1.59%(d)	1.55%(c),(d)	0.97%	79%	$29,079
Year Ended 7/31/2017	$9.88	1.53%	1.58%	1.56%(c)	0.74%	119%	$44,055
Institutional Class
Year Ended 7/31/2021	$10.44	1.68%	0.57%	0.52%(c)	1.13%	98%	$503,810
Year Ended 7/31/2020	$10.39	6.35%	0.58%	0.54%(c)	2.07%	88%	$326,594
Year Ended 7/31/2019	$9.98	6.01%	0.59%	0.55%	2.59%	99%	$166,238
Year Ended 7/31/2018	$9.67	(0.30%)	0.59%(d)	0.55%(c),(d)	1.98%	79%	$163,477
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(c)	1.78%	119%	$199,635
Institutional 2 Class
Year Ended 7/31/2021	$10.44	1.73%	0.52%	0.48%	1.18%	98%	$92,315
Year Ended 7/31/2020	$10.39	6.41%	0.52%	0.48%	2.20%	88%	$61,362
Year Ended 7/31/2019	$9.98	6.08%	0.53%	0.49%	2.65%	99%	$66,741
Year Ended 7/31/2018	$9.67	(0.25%)	0.53%(d)	0.50%(d)	2.06%	79%	$74,279
Year Ended 7/31/2017	$9.89	2.59%	0.52%	0.52%	1.78%	119%	$63,284
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2021	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$10.39	0.13	0.05	0.18	(0.13)	(0.13)
Year Ended 7/31/2020	$9.98	0.23	0.41	0.64	(0.23)	(0.23)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	(0.20)
Year Ended 7/31/2017	$9.80	0.19	0.08	0.27	(0.18)	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Limited Duration Credit Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$10.44	1.78%	0.47%	0.43%	1.25%	98%	$175,861
Year Ended 7/31/2020	$10.39	6.47%	0.47%	0.43%	2.24%	88%	$159,121
Year Ended 7/31/2019	$9.98	6.13%	0.48%	0.44%	2.70%	99%	$177,100
Year Ended 7/31/2018	$9.67	(0.20%)	0.48%(d)	0.45%(d)	2.08%	79%	$114,340
Year Ended 7/31/2017	$9.89	2.75%	0.48%	0.47%	1.90%	119%	$122,034
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2021	23

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
24	Columbia Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
Columbia Limited Duration Credit Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
July 31, 2021
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	8,219*

26	Columbia Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,564,528*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	3,624,034

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(855,364)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	193,202,371
Futures contracts — short	120,241,743

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Limited Duration Credit Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
July 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.43% of the Fund’s average daily net assets.
28	Columbia Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended July 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
1,661,264	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Limited Duration Credit Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $606,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	279,867
Class C	—	1.00(b)	6,399

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
30	Columbia Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	0.77%	0.79%
Advisor Class	0.52	0.54
Class C	1.52	1.54
Institutional Class	0.52	0.54
Institutional 2 Class	0.48	0.48
Institutional 3 Class	0.43	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
360,499	(360,499)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Limited Duration Credit Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,889,441	—	10,889,441	14,582,228	—	14,582,228
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,158,798	1,941,188	—	15,377,970
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,087,578,152	15,747,527	(369,557)	15,377,970
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	17,299,595
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,135,700,075 and $891,535,216, respectively, for the year ended July 31, 2021, of which $148,299,897 and $113,139,737, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
32	Columbia Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Columbia Limited Duration Credit Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
July 31, 2021
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 42.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
34	Columbia Limited Duration Credit Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Limited Duration Credit Fund | Annual Report 2021	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Limited Duration Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Limited Duration Credit Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$2,038,247	99.53%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Limited Duration Credit Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
38	Columbia Limited Duration Credit Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Limited Duration Credit Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
40	Columbia Limited Duration Credit Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Limited Duration Credit Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
42	Columbia Limited Duration Credit Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Limited Duration Credit Fund | Annual Report 2021	43

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
44	Columbia Limited Duration Credit Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Limited Duration Credit Fund | Annual Report 2021	45

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
46	Columbia Limited Duration Credit Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Limited Duration Credit Fund | Annual Report 2021	47

Columbia Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN183_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Disciplined Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Core Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since June 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	35.98	16.13	14.53
	Including sales charges		28.13	14.77	13.86
Advisor Class*		03/19/13	36.25	16.42	14.77
Class C	Excluding sales charges	04/24/03	34.98	15.25	13.67
	Including sales charges		33.98	15.25	13.67
Institutional Class		09/27/10	36.26	16.41	14.82
Institutional 2 Class		12/11/06	36.28	16.45	14.90
Institutional 3 Class*		06/01/15	36.41	16.51	14.77
Class R		12/11/06	35.56	15.83	14.25
S&P 500 Index			36.45	17.35	15.35
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Core Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2021)
Communication Services	12.1
Consumer Discretionary	11.9
Consumer Staples	5.8
Energy	2.3
Financials	10.5
Health Care	13.1
Industrials	8.6
Information Technology	28.4
Materials	2.3
Real Estate	2.8
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Core Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 35.98% excluding sales charges. The Fund slightly underperformed its benchmark, the S&P 500 Index, which returned 36.45% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended July 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsized gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically sensitive, value-oriented market segments. For the 12-month period, value stocks edged out growth stocks, as measured by the Russell 1000 Value Index versus the Russell 1000 Growth Index. Within the Fund’s benchmark, the financials, industrials and energy sectors led performance, while the utilities, consumer staples and consumer discretionary sectors trailed.
For the annual period that ended July 31, 2021, small-cap and value stocks led markets higher as economic activity rebounded following the initial COVID-19 lockdowns. The Russell 2000 Index returned 51.97% compared to the 37.97% return of the Russell 1000 Index. With improving economic expectations, value strategies outperformed growth strategies across the capitalization spectrum. Stocks characterized by high volatility, high sales-to-price, high book-to-price and high forward earnings-to-price (E/P) were in favor during the annual period. Conversely, high momentum and high growth characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories: quality, valuation, and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon an aggregation of the metrics within these categories. We followed our portfolio construction process that allocates capital to the models’ ideas while integrating risk management. Changes in individual security positions during the annual period were primarily the result of the Fund’s bottom-up stock selection process. While there were some changes in sector allocations over time, all changes were quite modest, as we maintained our sector neutral investment approach. Due to the severe disparity in how COVID-19 lockdowns had impacted company earnings in different sectors (with stocks in travel and hospitality being particularly hard hit), we developed a Back-To-Normal (BTN) score which measured each stock’s sensitivity to economic re-opening. We monitored BTN exposure within our portfolios and made small adjustments as necessary to reduce risk on either side of this global recovery trade.
We continued to actively research and make enhancements to our stock selection models. During the year, we developed a real-time accelerating/decelerating regime indicator to measure economic conditions in the cyclical Information Technology-Semiconductor sector. We then built separate accelerating and decelerating stock-selection models for this sector. Using a switching process, we now blend these models based on our forecast of the probability of the industry’s growth acceleration. This adaptive Semiconductors model takes on risk-on characteristics in accelerating periods and risk-off characteristics in decelerating periods. This roll-out also included 4 new factors to our models: R&D intensity, asset turnover, relative book-to-price and relative sales-to-price.
The Fund’s notable detractors during the period
•	The quality and catalyst themes of the stock selection model provided negative guidance during the period. Energy-equipment & services, consumer discretionary-auto & durables and information technology-hardware were the biggest detractors during the annual period.
•	Relative to the benchmark, stock selection within the real estate, financials and information technology sector detracted most from performance.
Columbia Disciplined Core Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Kimberly-Clark Corp., a U.S.-based global health and hygiene-focused consumer staples company, experienced a share price decline based on its third-quarter 2020 earnings report that showed lower margins as well as forward guidance that missed consensus expectations. The portfolio’s overweight in Kimberly-Clark was established based on our quality and value themes, but the models delivered negative guidance. We sold the position.
•	Verisign, Inc. is a global provider of domain name registry services and internet infrastructure which enables internet navigation for many of the world’s most recognized domain names. We believe, the company delivers consistent, subscription-based revenue. Toward the end of the reporting period, the company delivered earnings that were lower than elevated investor expectations. The company scores well in the catalyst theme and in line valuation score.
•	Electronic Arts Inc., a U.S.-based gaming company, missed earnings guidance at year end due to adverse timing of product releases which contributed to the stock underperforming. With historically industry-competitive cash flow and shareholder value, the stock remains a strong-buy according to the quantitative model. In our view, the company has particularly attractive profitability, relative to its expenditures.
The Fund’s notable contributors during the period
•	The stock selection model performed well overall during the period, driven by the strong positive guidance provided by the value themes. Of our 22 industry-specific models, 13 outperformed the benchmark, with materials, financials -lending and energy-exploration & production the biggest contributors.
•	Relative to the benchmark, selections within the communication services, consumer discretionary and utilities sector, helped most.
•	Alphabet, Inc. is the parent company of search engine giant Google. The portfolio owns Alphabet Class A shares only. Early in the period, Alphabet reported solid earnings results with robust growth seen across several of its businesses, including YouTube, search, cloud and advertising. We believe, Alphabet (Class A) is increasingly seen by investors as a core large-cap holding given the strong digital advertising backdrop, ongoing strength from cloud, more share repurchases (with its newly authorized $50 billion program) and a reasonable valuation. The portfolio’s overweight in Alphabet (Class A) was based on attractive scores by all three of our themes (value, quality and catalyst) and the models provided positive guidance.
•	Target Corp., a general merchandise discount retailer, reported strong earnings and saw broad-based share gains accelerating even as government stimulus benefit faded. Margins also showed improvement, driven largely by lower digital fulfillment costs as same-day fulfillment options. The company’s sales momentum benefited from competitor bankruptcies, department store closures, innovation across private label brands and a robust e-commerce business.
•	Fortinet, Inc., the leading mid-market vendor in the network security firewall market, gained when the company’s management reported strong results across its product offerings and geographies. Further, its billings and revenues accelerated in each of the last four quarters. The portfolio’s overweight in Fortinet was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Core Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,206.80	1,020.14	5.28	4.84	0.96
Advisor Class	1,000.00	1,000.00	1,208.20	1,021.39	3.91	3.58	0.71
Class C	1,000.00	1,000.00	1,202.50	1,016.40	9.39	8.60	1.71
Institutional Class	1,000.00	1,000.00	1,208.60	1,021.39	3.91	3.58	0.71
Institutional 2 Class	1,000.00	1,000.00	1,207.80	1,021.44	3.85	3.53	0.70
Institutional 3 Class	1,000.00	1,000.00	1,208.30	1,021.74	3.52	3.23	0.64
Class R	1,000.00	1,000.00	1,205.60	1,018.90	6.65	6.09	1.21
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Disciplined Core Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 12.0%
Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	425,330	23,724,907
Interactive Media & Services 9.9%
Alphabet, Inc., Class A(a)	107,800	290,470,334
Facebook, Inc., Class A(a)	539,400	192,188,220
Total		482,658,554
Media 1.6%
Interpublic Group of Companies, Inc. (The)	2,257,300	79,818,128
Total Communication Services		586,201,589
Consumer Discretionary 11.7%
Automobiles 0.5%
Tesla Motors, Inc.(a)	38,700	26,594,640
Distributors 0.2%
Genuine Parts Co.	82,800	10,508,976
Hotels, Restaurants & Leisure 1.4%
Darden Restaurants, Inc.	419,600	61,211,248
Penn National Gaming, Inc.(a)	130,900	8,950,942
Total		70,162,190
Household Durables 2.0%
Lennar Corp., Class A	336,000	35,330,400
PulteGroup, Inc.	1,131,600	62,090,892
Total		97,421,292
Internet & Direct Marketing Retail 2.6%
Amazon.com, Inc.(a)	38,350	127,613,077
Multiline Retail 1.8%
Target Corp.	339,700	88,678,685
Specialty Retail 3.2%
L Brands, Inc.	423,100	33,877,617
Lowe’s Companies, Inc.	374,000	72,066,060
Ross Stores, Inc.	394,600	48,413,474
Total		154,357,151
Total Consumer Discretionary		575,336,011
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.8%
Food & Staples Retailing 1.4%
Kroger Co. (The)	1,669,400	67,944,580
Food Products 0.7%
Tyson Foods, Inc., Class A	452,500	32,335,650
Household Products 1.1%
Procter & Gamble Co. (The)	372,100	52,923,783
Tobacco 2.6%
Altria Group, Inc.	1,797,500	86,351,900
Philip Morris International, Inc.	437,000	43,739,330
Total		130,091,230
Total Consumer Staples		283,295,243
Energy 2.3%
Oil, Gas & Consumable Fuels 2.3%
EOG Resources, Inc.	779,700	56,808,942
Kinder Morgan, Inc.	3,271,800	56,863,884
Total		113,672,826
Total Energy		113,672,826
Financials 10.4%
Banks 3.7%
Citigroup, Inc.	1,250,200	84,538,524
Citizens Financial Group, Inc.	1,768,500	74,559,960
JPMorgan Chase & Co.	134,900	20,475,122
Total		179,573,606
Capital Markets 4.2%
BlackRock, Inc.	35,800	31,044,686
Goldman Sachs Group, Inc. (The)	106,200	39,812,256
Morgan Stanley	533,100	51,166,938
S&P Global, Inc.	17,600	7,545,472
T. Rowe Price Group, Inc.	371,100	75,763,776
Total		205,333,128
Diversified Financial Services 0.2%
Berkshire Hathaway, Inc., Class B(a)	43,600	12,133,444
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.3%
Allstate Corp. (The)	475,900	61,890,795
Arthur J Gallagher & Co.	194,400	27,081,864
MetLife, Inc.	430,500	24,839,850
Total		113,812,509
Total Financials		510,852,687
Health Care 12.9%
Biotechnology 1.8%
AbbVie, Inc.	274,443	31,917,721
Amgen, Inc.	17,624	4,256,901
BioMarin Pharmaceutical, Inc.(a)	152,900	11,732,017
Regeneron Pharmaceuticals, Inc.(a)	27,600	15,859,236
Vertex Pharmaceuticals, Inc.(a)	113,324	22,843,852
Total		86,609,727
Health Care Equipment & Supplies 1.5%
Abbott Laboratories	593,200	71,765,336
Dentsply Sirona, Inc.	53,470	3,531,159
Total		75,296,495
Health Care Providers & Services 2.2%
Anthem, Inc.	18,100	6,950,581
HCA Healthcare, Inc.	124,900	31,000,180
Humana, Inc.	60,300	25,679,358
McKesson Corp.	225,700	46,004,431
Total		109,634,550
Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.	47,300	7,247,779
IQVIA Holdings, Inc.(a)	329,600	81,641,920
Total		88,889,699
Pharmaceuticals 5.6%
Bristol-Myers Squibb Co.	1,455,600	98,791,572
Johnson & Johnson	352,700	60,734,940
Pfizer, Inc.	2,681,100	114,777,891
Total		274,304,403
Total Health Care		634,734,874
Industrials 8.5%
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	332,900	63,703,744
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 0.2%
Delta Air Lines, Inc.(a)	122,600	4,891,740
Southwest Airlines Co.(a)	113,300	5,723,916
Total		10,615,656
Building Products 0.3%
Johnson Controls International PLC	165,800	11,841,436
Construction & Engineering 0.1%
Quanta Services, Inc.	64,400	5,853,960
Electrical Equipment 0.6%
Emerson Electric Co.	280,800	28,329,912
Machinery 4.9%
Deere & Co.	263,800	95,387,442
Parker-Hannifin Corp.	268,100	83,655,243
Snap-On, Inc.	286,600	62,473,068
Total		241,515,753
Professional Services 0.4%
Robert Half International, Inc.	190,200	18,679,542
Road & Rail 0.7%
Norfolk Southern Corp.	139,600	35,993,068
Total Industrials		416,533,071
Information Technology 28.1%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,868,000	103,431,160
IT Services 3.4%
Accenture PLC, Class A	334,400	106,232,192
MasterCard, Inc., Class A	103,600	39,983,384
VeriSign, Inc.(a)	96,840	20,953,271
Total		167,168,847
Semiconductors & Semiconductor Equipment 4.7%
Advanced Micro Devices, Inc.(a)	861,700	91,503,923
Broadcom, Inc.	194,900	94,604,460
Intel Corp.	875,600	47,037,232
Total		233,145,615

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 11.6%
Adobe, Inc.(a)	163,100	101,387,853
Autodesk, Inc.(a)	295,100	94,765,463
Fortinet, Inc.(a)	348,900	94,984,536
Microsoft Corp.(b)	970,700	276,562,137
Total		567,699,989
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	2,120,620	309,313,633
Total Information Technology		1,380,759,244
Materials 2.3%
Chemicals 1.7%
Dow, Inc.	1,323,100	82,243,896
Containers & Packaging 0.5%
International Paper Co.	388,000	22,410,880
Metals & Mining 0.1%
Nucor Corp.	65,100	6,771,702
Total Materials		111,426,478
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
Public Storage	129,000	40,309,920
Simon Property Group, Inc.	136,300	17,244,676
Weyerhaeuser Co.	2,283,100	77,008,963
Total		134,563,559
Total Real Estate		134,563,559
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.2%
Electric Utilities 1.7%
Evergy, Inc.	401,000	26,153,220
NRG Energy, Inc.	1,246,800	51,418,032
PPL Corp.	233,300	6,618,721
Total		84,189,973
Independent Power and Renewable Electricity Producers 0.2%
AES Corp. (The)	429,300	10,174,410
Multi-Utilities 0.3%
DTE Energy Co.	115,300	13,526,996
Total Utilities		107,891,379
Total Common Stocks (Cost $3,185,684,575)		4,855,266,961

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(c),(d)	47,035,926	47,031,222
Total Money Market Funds (Cost $47,025,861)		47,031,222
Total Investments in Securities (Cost: $3,232,710,436)		4,902,298,183
Other Assets & Liabilities, Net		4,533,918
Net Assets		4,906,832,101

At July 31, 2021, securities and/or cash totaling $4,757,997 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	257	09/2021	USD	56,405,075	2,062,430	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2021.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	77,613,613	457,104,356	(487,678,210)	(8,537)	47,031,222	1,128	59,957	47,035,926
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	586,201,589	—	—	586,201,589
Consumer Discretionary	575,336,011	—	—	575,336,011
Consumer Staples	283,295,243	—	—	283,295,243
Energy	113,672,826	—	—	113,672,826
Financials	510,852,687	—	—	510,852,687
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	634,734,874	—	—	634,734,874
Industrials	416,533,071	—	—	416,533,071
Information Technology	1,380,759,244	—	—	1,380,759,244
Materials	111,426,478	—	—	111,426,478
Real Estate	134,563,559	—	—	134,563,559
Utilities	107,891,379	—	—	107,891,379
Total Common Stocks	4,855,266,961	—	—	4,855,266,961
Money Market Funds	47,031,222	—	—	47,031,222
Total Investments in Securities	4,902,298,183	—	—	4,902,298,183
Investments in Derivatives
Asset
Futures Contracts	2,062,430	—	—	2,062,430
Total	4,904,360,613	—	—	4,904,360,613
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Annual Report 2021

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,185,684,575)	$4,855,266,961
Affiliated issuers (cost $47,025,861)	47,031,222
Cash	1,486
Receivable for:
Capital shares sold	310,898
Dividends	7,364,023
Foreign tax reclaims	73,568
Prepaid expenses	43,058
Other assets	22,506
Total assets	4,910,113,722
Liabilities
Payable for:
Capital shares purchased	2,138,030
Variation margin for futures contracts	286,555
Management services fees	84,175
Distribution and/or service fees	31,291
Transfer agent fees	263,090
Compensation of board members	384,587
Other expenses	93,893
Total liabilities	3,281,621
Net assets applicable to outstanding capital stock	$4,906,832,101
Represented by
Paid in capital	2,683,513,642
Total distributable earnings (loss)	2,223,318,459
Total - representing net assets applicable to outstanding capital stock	$4,906,832,101
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$4,379,044,629
Shares outstanding	280,036,059
Net asset value per share	$15.64
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$16.59
Advisor Class
Net assets	$18,382,389
Shares outstanding	1,160,357
Net asset value per share	$15.84
Class C
Net assets	$39,464,461
Shares outstanding	2,595,719
Net asset value per share	$15.20
Institutional Class
Net assets	$350,841,736
Shares outstanding	22,258,384
Net asset value per share	$15.76
Institutional 2 Class
Net assets	$44,644,796
Shares outstanding	2,844,824
Net asset value per share	$15.69
Institutional 3 Class
Net assets	$71,539,337
Shares outstanding	4,532,847
Net asset value per share	$15.78
Class R
Net assets	$2,914,753
Shares outstanding	186,811
Net asset value per share	$15.60
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$83,453,519
Dividends — affiliated issuers	59,957
Total income	83,513,476
Expenses:
Management services fees	28,285,302
Distribution and/or service fees
Class A	9,705,990
Class C	395,405
Class R	14,762
Transfer agent fees
Class A	2,846,405
Advisor Class	11,523
Class C	29,259
Institutional Class	260,388
Institutional 2 Class	21,037
Institutional 3 Class	12,289
Class R	2,172
Compensation of board members	176,744
Custodian fees	28,899
Printing and postage fees	203,367
Registration fees	137,475
Audit fees	29,500
Legal fees	49,446
Interest on collateral	2,196
Compensation of chief compliance officer	861
Other	154,681
Total expenses	42,367,701
Expense reduction	(1,560)
Total net expenses	42,366,141
Net investment income	41,147,335
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	648,449,710
Investments — affiliated issuers	1,128
Futures contracts	26,174,491
Net realized gain	674,625,329
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	678,859,713
Investments — affiliated issuers	(8,537)
Futures contracts	(5,028,562)
Net change in unrealized appreciation (depreciation)	673,822,614
Net realized and unrealized gain	1,348,447,943
Net increase in net assets resulting from operations	$1,389,595,278
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$41,147,335	$51,937,786
Net realized gain	674,625,329	141,702,956
Net change in unrealized appreciation (depreciation)	673,822,614	169,526,165
Net increase in net assets resulting from operations	1,389,595,278	363,166,907
Distributions to shareholders
Net investment income and net realized gains
Class A	(181,143,953)	(343,831,634)
Advisor Class	(740,984)	(1,513,839)
Class C	(1,811,556)	(4,275,523)
Institutional Class	(16,481,944)	(44,267,531)
Institutional 2 Class	(1,761,434)	(3,107,512)
Institutional 3 Class	(20,421,156)	(27,452,128)
Class R	(132,151)	(331,732)
Total distributions to shareholders	(222,493,178)	(424,779,899)
Decrease in net assets from capital stock activity	(698,255,841)	(3,598,504)
Total increase (decrease) in net assets	468,846,259	(65,211,496)
Net assets at beginning of year	4,437,985,842	4,503,197,338
Net assets at end of year	$4,906,832,101	$4,437,985,842
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,931,394	39,966,625	3,914,189	44,439,419
Distributions reinvested	14,272,642	179,121,652	29,156,781	339,968,071
Redemptions	(29,194,825)	(392,617,035)	(34,817,063)	(400,916,592)
Net decrease	(11,990,789)	(173,528,758)	(1,746,093)	(16,509,102)
Advisor Class
Subscriptions	235,113	3,202,474	293,378	3,483,580
Distributions reinvested	58,197	738,521	128,091	1,508,912
Redemptions	(281,066)	(3,751,506)	(694,041)	(8,011,358)
Net increase (decrease)	12,244	189,489	(272,572)	(3,018,866)
Class C
Subscriptions	300,919	4,060,091	323,130	3,605,330
Distributions reinvested	144,020	1,765,688	349,418	3,986,860
Redemptions	(1,331,497)	(17,515,905)	(1,424,662)	(16,072,009)
Net decrease	(886,558)	(11,690,126)	(752,114)	(8,479,819)
Institutional Class
Subscriptions	7,026,395	94,162,290	7,273,306	85,043,439
Distributions reinvested	1,268,249	16,017,991	3,709,960	43,480,730
Redemptions	(21,998,005)	(289,392,737)	(15,030,501)	(174,627,076)
Net decrease	(13,703,361)	(179,212,456)	(4,047,235)	(46,102,907)
Institutional 2 Class
Subscriptions	643,854	8,775,444	807,881	9,260,426
Distributions reinvested	137,799	1,732,131	261,605	3,052,929
Redemptions	(528,824)	(7,034,399)	(2,823,165)	(33,455,331)
Net increase (decrease)	252,829	3,473,176	(1,753,679)	(21,141,976)
Institutional 3 Class
Subscriptions	1,694,480	21,610,331	10,547,601	116,692,096
Distributions reinvested	1,612,081	20,376,702	2,336,424	27,406,250
Redemptions	(29,978,302)	(378,796,858)	(4,406,228)	(50,999,061)
Net increase (decrease)	(26,671,741)	(336,809,825)	8,477,797	93,099,285
Class R
Subscriptions	33,034	443,669	67,578	790,000
Distributions reinvested	9,861	123,657	18,556	216,181
Redemptions	(88,444)	(1,244,667)	(212,989)	(2,451,300)
Net decrease	(45,549)	(677,341)	(126,855)	(1,445,119)
Total net decrease	(53,032,925)	(698,255,841)	(220,751)	(3,598,504)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$12.09	0.12	4.07	4.19	(0.13)	(0.51)	(0.64)
Year Ended 7/31/2020	$12.26	0.14	0.90	1.04	(0.15)	(1.06)	(1.21)
Year Ended 7/31/2019	$12.76	0.14	0.27	0.41	(0.11)	(0.80)	(0.91)
Year Ended 7/31/2018	$11.43	0.11	1.95	2.06	(0.18)	(0.55)	(0.73)
Year Ended 7/31/2017	$10.00	0.18	1.38	1.56	(0.13)	—	(0.13)
Advisor Class
Year Ended 7/31/2021	$12.24	0.16	4.11	4.27	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.40	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.89	0.17	0.28	0.45	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.54	0.14	1.97	2.11	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.09	0.21	1.39	1.60	(0.15)	—	(0.15)
Class C
Year Ended 7/31/2021	$11.77	0.02	3.96	3.98	(0.04)	(0.51)	(0.55)
Year Ended 7/31/2020	$11.97	0.05	0.87	0.92	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2019	$12.47	0.05	0.27	0.32	(0.02)	(0.80)	(0.82)
Year Ended 7/31/2018	$11.20	0.02	1.90	1.92	(0.10)	(0.55)	(0.65)
Year Ended 7/31/2017	$9.80	0.09	1.37	1.46	(0.06)	—	(0.06)
Institutional Class
Year Ended 7/31/2021	$12.18	0.15	4.10	4.25	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.34	0.17	0.91	1.08	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.84	0.17	0.27	0.44	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.50	0.14	1.96	2.10	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.06	0.23	1.37	1.60	(0.16)	—	(0.16)
Institutional 2 Class
Year Ended 7/31/2021	$12.13	0.16	4.07	4.23	(0.16)	(0.51)	(0.67)
Year Ended 7/31/2020	$12.30	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.80	0.17	0.28	0.45	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.47	0.15	1.95	2.10	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.03	0.22	1.38	1.60	(0.16)	—	(0.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$15.64	35.98%	0.97%(c)	0.97%(c),(d)	0.88%	69%	$4,379,045
Year Ended 7/31/2020	$12.09	8.86%	0.98%	0.98%(d)	1.18%	65%	$3,530,283
Year Ended 7/31/2019	$12.26	4.01%	0.98%	0.98%	1.16%	75%	$3,602,298
Year Ended 7/31/2018	$12.76	18.55%	0.98%	0.98%(d)	0.90%	71%	$3,749,864
Year Ended 7/31/2017	$11.43	15.74%	1.03%	1.03%(d)	1.66%	72%	$3,481,990
Advisor Class
Year Ended 7/31/2021	$15.84	36.25%	0.72%(c)	0.72%(c),(d)	1.13%	69%	$18,382
Year Ended 7/31/2020	$12.24	9.11%	0.73%	0.73%(d)	1.44%	65%	$14,050
Year Ended 7/31/2019	$12.40	4.33%	0.74%	0.74%	1.38%	75%	$17,613
Year Ended 7/31/2018	$12.89	18.83%	0.73%	0.73%(d)	1.15%	71%	$9,665
Year Ended 7/31/2017	$11.54	16.05%	0.77%	0.77%(d)	1.98%	72%	$6,566
Class C
Year Ended 7/31/2021	$15.20	34.98%	1.72%(c)	1.72%(c),(d)	0.13%	69%	$39,464
Year Ended 7/31/2020	$11.77	8.00%	1.73%	1.73%(d)	0.43%	65%	$41,003
Year Ended 7/31/2019	$11.97	3.23%	1.73%	1.73%	0.42%	75%	$50,697
Year Ended 7/31/2018	$12.47	17.56%	1.73%	1.73%(d)	0.17%	71%	$47,968
Year Ended 7/31/2017	$11.20	14.94%	1.77%	1.77%(d)	0.91%	72%	$56,943
Institutional Class
Year Ended 7/31/2021	$15.76	36.26%	0.72%(c)	0.72%(c),(d)	1.14%	69%	$350,842
Year Ended 7/31/2020	$12.18	9.16%	0.73%	0.73%(d)	1.43%	65%	$437,928
Year Ended 7/31/2019	$12.34	4.26%	0.74%	0.74%	1.42%	75%	$493,840
Year Ended 7/31/2018	$12.84	18.80%	0.73%	0.73%(d)	1.15%	71%	$217,861
Year Ended 7/31/2017	$11.50	16.01%	0.77%	0.77%(d)	2.12%	72%	$157,993
Institutional 2 Class
Year Ended 7/31/2021	$15.69	36.28%	0.70%(c)	0.70%(c)	1.15%	69%	$44,645
Year Ended 7/31/2020	$12.13	9.15%	0.70%	0.70%	1.50%	65%	$31,437
Year Ended 7/31/2019	$12.30	4.31%	0.70%	0.70%	1.44%	75%	$53,464
Year Ended 7/31/2018	$12.80	18.82%	0.70%	0.70%	1.22%	71%	$52,336
Year Ended 7/31/2017	$11.47	16.14%	0.71%	0.71%	2.05%	72%	$110,542
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$12.19	0.16	4.11	4.27	(0.17)	(0.51)	(0.68)
Year Ended 7/31/2020	$12.36	0.17	0.91	1.08	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.85	0.18	0.28	0.46	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.51	0.15	1.96	2.11	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.07	0.27	1.34	1.61	(0.17)	—	(0.17)
Class R
Year Ended 7/31/2021	$12.07	0.08	4.06	4.14	(0.10)	(0.51)	(0.61)
Year Ended 7/31/2020	$12.24	0.11	0.90	1.01	(0.12)	(1.06)	(1.18)
Year Ended 7/31/2019	$12.74	0.11	0.27	0.38	(0.08)	(0.80)	(0.88)
Year Ended 7/31/2018	$11.42	0.08	1.94	2.02	(0.15)	(0.55)	(0.70)
Year Ended 7/31/2017	$9.99	0.15	1.39	1.54	(0.11)	—	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Core Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$15.78	36.41%	0.64%(c)	0.64%(c)	1.20%	69%	$71,539
Year Ended 7/31/2020	$12.19	9.15%	0.65%	0.65%	1.50%	65%	$380,482
Year Ended 7/31/2019	$12.36	4.43%	0.65%	0.65%	1.50%	75%	$280,889
Year Ended 7/31/2018	$12.85	18.89%	0.65%	0.65%	1.23%	71%	$306,602
Year Ended 7/31/2017	$11.51	16.12%	0.66%	0.66%	2.46%	72%	$303,699
Class R
Year Ended 7/31/2021	$15.60	35.56%	1.22%(c)	1.22%(c),(d)	0.63%	69%	$2,915
Year Ended 7/31/2020	$12.07	8.62%	1.23%	1.23%(d)	0.94%	65%	$2,804
Year Ended 7/31/2019	$12.24	3.73%	1.23%	1.23%	0.92%	75%	$4,398
Year Ended 7/31/2018	$12.74	18.21%	1.23%	1.23%(d)	0.65%	71%	$4,693
Year Ended 7/31/2017	$11.42	15.49%	1.27%	1.27%(d)	1.43%	72%	$4,929
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2021	21

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Disciplined Core Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
July 31, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,062,430*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	26,174,491

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(5,028,562)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	58,709,428

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Core Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
July 31, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.63% of the Fund’s average daily net assets.
26	Columbia Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended July 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	166,128,711	26,702,119
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Disciplined Core Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
July 31, 2021
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.07
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty).
The lease and the Guaranty expired on January 31, 2019 and the formal dissolution of SDC is being undertaken. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,560.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,127,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	637,466
Class C	—	1.00(b)	1,287

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.02%	1.10%
Advisor Class	0.77	0.85
Class C	1.77	1.85
Institutional Class	0.77	0.85
Institutional 2 Class	0.75	0.82
Institutional 3 Class	0.70	0.77
Class R	1.27	1.35
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(206,492)	206,492	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Disciplined Core Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
81,056,362	141,436,816	222,493,178	55,214,089	369,565,810	424,779,899
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
234,572,736	327,599,732	—	1,661,529,207
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,242,831,406	1,674,966,996	(13,437,789)	1,661,529,207
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,054,064,205 and $3,882,748,516, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
30	Columbia Disciplined Core Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain;
Columbia Disciplined Core Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 81.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Disciplined Core Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Core Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Core Fund | Annual Report 2021	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
53.25%	52.43%	$433,363,932
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Disciplined Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Disciplined Core Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Disciplined Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Disciplined Core Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Core Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Disciplined Core Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40	Columbia Disciplined Core Fund | Annual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Core Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Disciplined Core Fund | Annual Report 2021	41

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the management team) had been taken or are contemplated to help improve the Fund’s performance.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
42	Columbia Disciplined Core Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Disciplined Core Fund | Annual Report 2021	43

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
44	Columbia Disciplined Core Fund | Annual Report 2021

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Columbia Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN177_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Income Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Income Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Income Opportunities Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	7.85	5.15	5.38
	Including sales charges		2.75	4.14	4.87
Advisor Class*		11/08/12	8.11	5.41	5.61
Class C	Excluding sales charges	06/19/03	7.04	4.37	4.63
	Including sales charges		6.04	4.37	4.63
Institutional Class		09/27/10	8.11	5.42	5.64
Institutional 2 Class*		11/08/12	8.24	5.53	5.71
Institutional 3 Class		03/07/11	8.19	5.56	5.80
Class R		09/27/10	7.59	4.89	5.12
ICE BofA BB-B US Cash Pay High Yield Constrained Index			8.66	6.57	6.33
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Income Opportunities Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Common Stocks	0.0(a)
Convertible Bonds	0.2
Corporate Bonds & Notes	91.8
Foreign Government Obligations	0.4
Money Market Funds	4.4
Senior Loans	3.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2021)
BBB rating	0.6
BB rating	50.1
B rating	44.3
CCC rating	5.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Income Opportunities Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 7.85% excluding sales charges. The Fund underperformed its benchmark, the unmanaged ICE BofA BB-B US Cash Pay High Yield Constrained Index, which returned 8.66% for the same period.
Market overview
The period saw risk sentiment continue to be supported by the extraordinary monetary and fiscal policy support that was initiated in March of 2020 as the COVID-19 pandemic led to widespread economic shutdowns. The Federal Reserve (Fed) maintained short-term interest rates at zero while engaging in broad-based bond purchases even as $1.9 trillion in stimulus under the CARES Act (The Coronavirus Aid, Relief, and Economic Security Act) rolled out.
Credit sentiment wavered in September 2020 as an additional economic relief package stalled in the Senate and there was speculation around the potential for a disputed outcome to the November presidential election. November’s election results helped reduce uncertainty, while the emergency use authorization of a pair of COVID-19 vaccines in December raised the prospect of a return to economic normalcy in the months that followed. Finalization of a $900 billion relief package as 2020 concluded further boosted sentiment.
Treasury yields began to move off historic lows in October of 2020 and continued to drift higher through the first quarter of 2021. Longer term yields retraced some of their rise following the Fed’s somewhat more hawkish mid-June meeting. The 10-year Treasury yield ended July of 2021 at 1.24%, 69 basis points higher than its starting point of 0.55% 12 months earlier.
The Fund’s notable detractors during the period
•	Detractors from the Fund’s relative performance included an overweight allocation to utilities and cable, which experienced positive absolute returns but lagged behind the overall credit market rally.
•	While partially offset by an overweight allocation to the segment, the Fund’s more defensive selection within air transportation, reflected in a preference for higher quality, better secured bonds, also detracted.
The Fund’s notable contributors during the period
•	Positive contributions to the Fund’s performance relative to the benchmark over the period were driven largely by security selection.
•	Most notably, selection within the energy exploration & production sector added to return, with contributions driven by overweight allocations to select issuers that benefited from the improving commodity price environment.
○	Some of these positions had exited the BB/B benchmark due to downgrades in 2020 as the COVID-19 pandemic weighed on energy demand but continued to be held in the Fund.
•	Security selection was modestly positive across a handful of other segments including gas distribution within midstream energy, technology hardware & equipment, gaming and consumer/commercial/lease financing.
•	The Fund averaged an approximately 4% allocation to out-of-benchmark CCC-rated issuers over the year, which contributed positively given the notable outperformance of the rating category as compared to the BB/B portion of the market.
○	Holdings in the CCC ratings category were predominately composed of issuers downgraded in 2020. As a reminder, the Fund is not a forced seller in the event of such downgrades and will continue to hold what we believe to be high conviction names.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and
Columbia Income Opportunities Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Income Opportunities Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.50	1,019.95	5.06	5.04	1.00
Advisor Class	1,000.00	1,000.00	1,031.80	1,021.19	3.80	3.78	0.75
Class C	1,000.00	1,000.00	1,027.70	1,016.21	8.85	8.80	1.75
Institutional Class	1,000.00	1,000.00	1,032.80	1,021.19	3.80	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	1,033.50	1,021.89	3.09	3.07	0.61
Institutional 3 Class	1,000.00	1,000.00	1,032.80	1,022.14	2.84	2.82	0.56
Class R	1,000.00	1,000.00	1,030.30	1,018.70	6.33	6.29	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Income Opportunities Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	275,078	0
Loral Space & Communications, Inc.	101	3,575
Ziff Davis Holdings, Inc.(a),(b),(c)	6,107	61
Total		3,636
Total Communication Services		3,636
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	831	145,408
Total Consumer Discretionary		145,408
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.(b)	1,298	4,543
Total Industrials		4,543
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,191,147)		153,587

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	2,186,000	2,240,650
Total Convertible Bonds (Cost $2,060,975)			2,240,650

Corporate Bonds & Notes 92.1%

Aerospace & Defense 1.3%
TransDigm, Inc.(d)
12/15/2025	8.000%	851,000	915,107
03/15/2026	6.250%	3,840,000	4,031,585
01/15/2029	4.625%	1,565,000	1,563,870
05/01/2029	4.875%	2,626,000	2,640,552
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
11/15/2027	5.500%	3,134,000	3,236,059
Total			12,387,173
Airlines 2.1%
Air Canada(d),(e)
08/15/2026	3.875%	1,793,000	1,797,871
American Airlines, Inc.(d)
07/15/2025	11.750%	1,447,000	1,808,750
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)
04/20/2026	5.500%	4,863,000	5,087,996
Delta Air Lines, Inc.(d)
05/01/2025	7.000%	1,605,000	1,888,301
Delta Air Lines, Inc.
01/15/2026	7.375%	698,000	821,840
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(d)
01/20/2026	5.750%	2,314,511	2,425,680
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(d)
06/20/2027	6.500%	3,786,538	4,121,645
United Airlines, Inc.(d)
04/15/2026	4.375%	1,293,000	1,330,178
04/15/2029	4.625%	899,000	925,063
Total			20,207,324
Automotive 4.9%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	2,429,000	2,503,354
Clarios Global LP(d)
05/15/2025	6.750%	1,239,000	1,315,844
Ford Motor Co.
04/21/2023	8.500%	1,206,000	1,339,623
04/22/2025	9.000%	2,667,000	3,282,049
04/22/2030	9.625%	362,000	521,660
01/15/2043	4.750%	2,224,000	2,441,772
Ford Motor Credit Co. LLC
03/18/2024	5.584%	3,413,000	3,719,045
11/01/2024	4.063%	1,439,000	1,526,374
06/16/2025	5.125%	2,268,000	2,498,738
11/13/2025	3.375%	123,000	128,498
01/08/2026	4.389%	1,730,000	1,874,732
08/17/2027	4.125%	3,098,000	3,319,251
11/13/2030	4.000%	1,780,000	1,882,598
Goodyear Tire & Rubber Co. (The)(d)
07/15/2029	5.000%	1,688,000	1,779,037
IAA Spinco, Inc.(d)
06/15/2027	5.500%	3,571,000	3,753,728
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHO Verwaltungs GmbH(d),(f)
09/15/2026	4.750%	1,551,000	1,592,354
Jaguar Land Rover Automotive PLC(d)
07/15/2029	5.500%	1,361,000	1,360,594
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	6,511,000	6,660,391
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2027	8.500%	1,881,000	2,030,575
Tenneco, Inc.(d)
01/15/2029	7.875%	2,595,000	2,932,857
Total			46,463,074
Brokerage/Asset Managers/Exchanges 0.3%
AG Issuer LLC(d)
03/01/2028	6.250%	865,000	907,806
NFP Corp.(d)
08/15/2028	4.875%	1,748,000	1,782,348
Total			2,690,154
Building Materials 1.0%
Beacon Roofing Supply, Inc.(d)
11/15/2026	4.500%	3,525,000	3,674,745
Core & Main LP(d)
08/15/2025	6.125%	729,000	741,072
Masonite International Corp.(d)
02/15/2030	3.500%	2,734,000	2,754,556
SRS Distribution, Inc.(d)
07/01/2028	4.625%	2,009,000	2,049,830
Total			9,220,203
Cable and Satellite 5.6%
CCO Holdings LLC/Capital Corp.(d)
06/01/2029	5.375%	3,355,000	3,664,310
03/01/2030	4.750%	5,761,000	6,110,560
CSC Holdings LLC(d)
02/01/2028	5.375%	2,194,000	2,321,335
02/01/2029	6.500%	5,005,000	5,533,046
01/15/2030	5.750%	1,247,000	1,301,058
02/15/2031	3.375%	3,931,000	3,734,349
DISH DBS Corp.
07/01/2026	7.750%	1,559,000	1,780,584
DISH DBS Corp.(d)
06/01/2029	5.125%	9,555,000	9,471,985
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	2,593,000	2,681,615
Sirius XM Radio, Inc.(d)
07/15/2026	5.375%	1,155,000	1,192,586
07/01/2030	4.125%	3,996,000	4,124,681
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd.(d)
06/15/2029	3.625%	1,124,000	1,155,511
Virgin Media Finance PLC(d)
07/15/2030	5.000%	3,884,000	3,951,577
Ziggo BV(d)
01/15/2027	5.500%	3,087,000	3,203,183
01/15/2030	4.875%	2,941,000	3,029,492
Total			53,255,872
Chemicals 2.5%
Axalta Coating Systems LLC(d)
02/15/2029	3.375%	1,877,000	1,846,631
Axalta Coating Systems LLC/Dutch Holding B BV(d)
06/15/2027	4.750%	1,738,000	1,833,178
Element Solutions, Inc.(d)
09/01/2028	3.875%	2,766,000	2,825,037
HB Fuller Co.
10/15/2028	4.250%	1,449,000	1,482,075
Herens Holdco Sarl(d)
05/15/2028	4.750%	1,749,000	1,736,336
Illuminate Buyer LLC/Holdings IV, Inc.(d)
07/01/2028	9.000%	1,591,000	1,770,649
INEOS Quattro Finance 2 Plc(d)
01/15/2026	3.375%	679,000	683,187
Ingevity Corp.(d)
11/01/2028	3.875%	1,868,000	1,868,210
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	1,674,000	1,807,318
PQ Corp.(d)
12/15/2025	5.750%	3,530,000	3,631,487
SPCM SA(d)
09/15/2025	4.875%	2,650,000	2,712,725
WR Grace & Co.(d)
06/15/2027	4.875%	1,750,000	1,848,715
Total			24,045,548
Construction Machinery 1.4%
H&E Equipment Services, Inc.(d)
12/15/2028	3.875%	5,058,000	5,019,565
Herc Holdings, Inc.(d)
07/15/2027	5.500%	1,737,000	1,822,217
NESCO Holdings II, Inc.(d)
04/15/2029	5.500%	1,588,000	1,641,567
Ritchie Bros. Auctioneers, Inc.(d)
01/15/2025	5.375%	3,510,000	3,608,601

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.(e)
01/15/2032	3.750%	854,000	854,000
Total			12,945,950
Consumer Cyclical Services 1.0%
ASGN, Inc.(d)
05/15/2028	4.625%	2,201,000	2,289,517
Staples, Inc.(d)
04/15/2026	7.500%	1,792,000	1,819,510
Uber Technologies, Inc.(d)
05/15/2025	7.500%	3,560,000	3,817,833
01/15/2028	6.250%	1,246,000	1,344,044
Total			9,270,904
Consumer Products 0.9%
CD&R Smokey Buyer, Inc.(d)
07/15/2025	6.750%	2,387,000	2,542,713
Mattel, Inc.
11/01/2041	5.450%	510,000	600,879
Prestige Brands, Inc.(d)
01/15/2028	5.125%	3,353,000	3,545,871
Spectrum Brands, Inc.
07/15/2025	5.750%	1,818,000	1,866,885
Total			8,556,348
Diversified Manufacturing 1.1%
Madison IAQ LLC(d)
06/30/2028	4.125%	1,468,000	1,470,237
Resideo Funding, Inc.(d)
11/01/2026	6.125%	3,631,000	3,817,090
Vertical US Newco, Inc.(d)
07/15/2027	5.250%	1,249,000	1,319,428
WESCO Distribution, Inc.(d)
06/15/2025	7.125%	3,603,000	3,881,902
Total			10,488,657
Electric 5.6%
Atlantica Sustainable Infrastructure PLC(d)
06/15/2028	4.125%	1,320,000	1,371,325
Calpine Corp.(d)
06/01/2026	5.250%	2,323,000	2,391,966
Clearway Energy Operating LLC
09/15/2026	5.000%	4,078,000	4,191,800
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	1,767,000	1,872,533
02/15/2031	3.750%	6,550,000	6,579,604
FirstEnergy Corp.
11/15/2031	7.375%	1,142,000	1,600,898
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.(g)
07/15/2047	5.350%	1,712,000	2,156,630
Leeward Renewable Energy Operations LLC(d)
07/01/2029	4.250%	2,646,000	2,698,308
NextEra Energy Operating Partners LP(d)
10/15/2026	3.875%	5,194,000	5,517,815
09/15/2027	4.500%	6,418,000	6,909,894
NRG Energy, Inc.(d)
06/15/2029	5.250%	2,572,000	2,759,240
02/15/2031	3.625%	5,147,000	5,192,362
Pattern Energy Operations LP/Inc.(d)
08/15/2028	4.500%	1,261,000	1,302,687
PG&E Corp.
07/01/2028	5.000%	1,193,000	1,165,500
TerraForm Power Operating LLC(d)
01/31/2028	5.000%	2,661,000	2,875,975
01/15/2030	4.750%	2,207,000	2,323,451
Vistra Operations Co. LLC(d)
05/01/2029	4.375%	1,781,000	1,826,924
Total			52,736,912
Environmental 1.7%
GFL Environmental, Inc.(d)
06/01/2025	4.250%	6,045,000	6,274,843
08/01/2028	4.000%	2,531,000	2,502,722
06/15/2029	4.750%	2,254,000	2,330,217
Waste Pro USA, Inc.(d)
02/15/2026	5.500%	4,864,000	4,954,039
Total			16,061,821
Finance Companies 1.1%
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	5,855,000	5,985,155
Quicken Loans LLC/Co-Issuer, Inc.(d)
03/01/2029	3.625%	1,431,000	1,439,587
03/01/2031	3.875%	1,836,000	1,875,339
Springleaf Finance Corp.
03/15/2024	6.125%	1,299,000	1,398,049
Total			10,698,130
Food and Beverage 4.0%
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	6,269,000	6,457,398
JBS USA LUX SA/Food Co./Finance, Inc.(d)
12/01/2031	3.750%	1,393,000	1,427,145
Kraft Heinz Foods Co.
06/01/2046	4.375%	2,982,000	3,429,881
10/01/2049	4.875%	1,212,000	1,507,903

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	3,100,000	3,927,721
Lamb Weston Holdings, Inc.(d)
11/01/2024	4.625%	2,632,000	2,704,536
Performance Food Group, Inc.(d)
05/01/2025	6.875%	824,000	876,743
Pilgrim’s Pride Corp.(d)
09/30/2027	5.875%	1,748,000	1,868,987
04/15/2031	4.250%	5,160,000	5,491,963
Post Holdings, Inc.(d)
03/01/2027	5.750%	2,642,000	2,752,981
01/15/2028	5.625%	1,446,000	1,525,519
04/15/2030	4.625%	1,844,000	1,878,797
09/15/2031	4.500%	2,350,000	2,377,351
Primo Water Holdings, Inc.(d)
04/30/2029	4.375%	1,407,000	1,409,558
Total			37,636,483
Gaming 3.8%
Boyd Gaming Corp.(d)
06/01/2025	8.625%	817,000	893,396
06/15/2031	4.750%	2,234,000	2,313,412
Boyd Gaming Corp.
12/01/2027	4.750%	894,000	926,306
Caesars Resort Collection LLC/CRC Finco, Inc.(d)
10/15/2025	5.250%	2,049,000	2,064,525
CCM Merger, Inc.(d)
05/01/2026	6.375%	2,545,000	2,678,085
Colt Merger Sub, Inc.(d)
07/01/2025	5.750%	1,158,000	1,216,444
07/01/2025	6.250%	4,727,000	4,986,980
International Game Technology PLC(d)
02/15/2025	6.500%	3,329,000	3,715,259
04/15/2026	4.125%	1,252,000	1,303,692
Midwest Gaming Borrower LLC(d)
05/01/2029	4.875%	3,427,000	3,454,284
Penn National Gaming, Inc.(d)
07/01/2029	4.125%	1,057,000	1,041,828
Scientific Games International, Inc.(d)
10/15/2025	5.000%	4,503,000	4,626,833
05/15/2028	7.000%	1,338,000	1,443,902
11/15/2029	7.250%	2,453,000	2,750,427
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	2,172,000	2,302,400
Total			35,717,773
Health Care 6.1%
Acadia Healthcare Co., Inc.(d)
07/01/2028	5.500%	670,000	716,780
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avantor Funding, Inc.(d)
07/15/2028	4.625%	2,632,000	2,770,616
Catalent Pharma Solutions, Inc.(d)
07/15/2027	5.000%	980,000	1,028,288
Charles River Laboratories International, Inc.(d)
05/01/2028	4.250%	884,000	923,993
03/15/2029	3.750%	923,000	946,213
03/15/2031	4.000%	739,000	778,841
CHS/Community Health Systems, Inc.(d)
02/15/2025	6.625%	3,274,000	3,434,847
03/15/2026	8.000%	3,103,000	3,325,738
Encompass Health Corp.
02/01/2028	4.500%	1,786,000	1,857,440
HCA, Inc.
09/01/2028	5.625%	3,580,000	4,304,413
09/01/2030	3.500%	3,154,000	3,414,629
Hologic, Inc.(d)
02/01/2028	4.625%	748,000	791,968
Indigo Merger Sub, Inc.(d)
07/15/2026	2.875%	832,000	849,604
IQVIA, Inc.(d)
05/15/2027	5.000%	2,436,000	2,540,696
Jaguar Holding Co. II/PPD Development LP(d)
06/15/2025	4.625%	1,497,000	1,569,979
06/15/2028	5.000%	1,376,000	1,486,558
RP Escrow Issuer LLC(d)
12/15/2025	5.250%	3,053,000	3,149,071
Select Medical Corp.(d)
08/15/2026	6.250%	4,485,000	4,747,951
Syneos Health, Inc.(d)
01/15/2029	3.625%	1,240,000	1,235,997
Teleflex, Inc.
11/15/2027	4.625%	2,825,000	2,987,290
Teleflex, Inc.(d)
06/01/2028	4.250%	1,089,000	1,135,416
Tenet Healthcare Corp.(d)
04/01/2025	7.500%	2,150,000	2,311,895
01/01/2026	4.875%	4,325,000	4,474,037
02/01/2027	6.250%	5,764,000	6,006,616
US Acute Care Solutions LLC(d)
03/01/2026	6.375%	1,380,000	1,435,035
Total			58,223,911
Healthcare Insurance 0.6%
Centene Corp.
02/15/2030	3.375%	919,000	960,284
10/15/2030	3.000%	3,918,000	4,075,542

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Centene Corp.(e)
08/01/2031	2.625%	794,000	794,774
Total			5,830,600
Home Construction 0.6%
Shea Homes LP/Funding Corp.(d)
02/15/2028	4.750%	3,172,000	3,259,091
Taylor Morrison Communities, Inc./Holdings II(d)
03/01/2024	5.625%	2,549,000	2,753,983
Total			6,013,074
Independent Energy 6.4%
Apache Corp.
11/15/2025	4.625%	1,278,000	1,374,367
11/15/2027	4.875%	1,706,000	1,836,096
01/15/2030	4.250%	907,000	948,344
09/01/2040	5.100%	1,111,000	1,191,547
02/01/2042	5.250%	840,000	903,603
04/15/2043	4.750%	1,839,000	1,894,168
01/15/2044	4.250%	600,000	589,656
Callon Petroleum Co.
07/01/2026	6.375%	5,887,000	5,302,821
Callon Petroleum Co.(d)
08/01/2028	8.000%	287,000	269,859
CNX Resources Corp.(d)
03/14/2027	7.250%	2,580,000	2,749,916
01/15/2029	6.000%	955,000	1,010,960
Comstock Resources, Inc.(d)
03/01/2029	6.750%	891,000	930,897
01/15/2030	5.875%	828,000	832,866
CrownRock LP/Finance, Inc.(d)
05/01/2029	5.000%	903,000	943,271
Endeavor Energy Resources LP/Finance, Inc.(d)
01/30/2028	5.750%	563,000	591,139
EQT Corp.
01/15/2029	5.000%	2,036,000	2,300,919
EQT Corp.(g)
02/01/2030	8.750%	1,410,000	1,852,242
EQT Corp.(d)
05/15/2031	3.625%	1,313,000	1,390,118
Hilcorp Energy I LP/Finance Co.(d)
02/01/2029	5.750%	1,822,000	1,862,537
Indigo Natural Resources LLC(d)
02/01/2029	5.375%	1,468,000	1,530,059
Matador Resources Co.
09/15/2026	5.875%	3,692,000	3,751,622
Newfield Exploration Co.
01/01/2026	5.375%	2,227,000	2,511,261
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
04/15/2026	3.400%	4,868,000	4,919,379
08/15/2026	3.200%	859,000	856,055
08/15/2029	3.500%	553,000	551,555
09/01/2030	6.625%	2,838,000	3,461,593
01/01/2031	6.125%	2,052,000	2,426,184
09/15/2036	6.450%	811,000	977,900
04/15/2046	4.400%	5,788,000	5,684,153
Ovintiv, Inc.
11/01/2031	7.200%	350,000	467,816
SM Energy Co.
09/15/2026	6.750%	3,381,000	3,355,781
01/15/2027	6.625%	766,000	763,071
07/15/2028	6.500%	761,000	758,225
Total			60,789,980
Leisure 2.7%
Carnival Corp.(d)
03/01/2026	7.625%	4,357,000	4,616,013
03/01/2027	5.750%	2,642,000	2,684,605
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	1,732,000	1,746,592
Cinemark USA, Inc.(d)
03/15/2026	5.875%	1,674,000	1,644,809
07/15/2028	5.250%	1,565,000	1,471,317
NCL Corp Ltd.(d)
03/15/2026	5.875%	3,126,000	3,149,017
Royal Caribbean Cruises Ltd.(d)
06/15/2023	9.125%	3,230,000	3,519,180
07/01/2026	4.250%	3,360,000	3,278,002
04/01/2028	5.500%	882,000	899,205
Six Flags Entertainment Corp.(d)
07/31/2024	4.875%	2,176,000	2,193,198
Total			25,201,938
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(d)
05/01/2025	5.375%	1,769,000	1,852,358
Marriott Ownership Resorts, Inc.(d)
06/15/2029	4.500%	562,000	565,782
Total			2,418,140
Media and Entertainment 3.7%
Clear Channel International BV(d)
08/01/2025	6.625%	1,773,000	1,858,888
Clear Channel Worldwide Holdings, Inc.(d)
08/15/2027	5.125%	6,342,000	6,515,308
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	1,786,000	1,862,177
01/15/2028	4.750%	4,435,000	4,581,410

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
11/15/2028	5.875%	6,376,000	7,922,180
05/15/2029	6.375%	589,000	757,216
Netflix, Inc.(d)
11/15/2029	5.375%	1,177,000	1,451,316
06/15/2030	4.875%	1,214,000	1,463,295
Outfront Media Capital LLC/Corp.(d)
08/15/2027	5.000%	1,335,000	1,368,474
01/15/2029	4.250%	1,222,000	1,226,620
03/15/2030	4.625%	3,133,000	3,157,441
Playtika Holding Corp.(d)
03/15/2029	4.250%	2,452,000	2,446,573
Total			34,610,898
Metals and Mining 3.4%
Alcoa Nederland Holding BV(d)
09/30/2026	7.000%	1,321,000	1,378,252
03/31/2029	4.125%	1,205,000	1,265,926
Constellium SE(d)
06/15/2028	5.625%	1,467,000	1,569,404
04/15/2029	3.750%	3,713,000	3,710,371
Freeport-McMoRan, Inc.
03/15/2043	5.450%	3,388,000	4,353,304
Hudbay Minerals, Inc.(d)
04/01/2029	6.125%	7,705,000	8,299,614
Kaiser Aluminum Corp.(d)
06/01/2031	4.500%	2,548,000	2,649,949
Novelis Corp.(d)
09/30/2026	5.875%	4,537,000	4,705,874
01/30/2030	4.750%	1,329,000	1,415,673
Novelis Corp.(d),(e)
11/15/2026	3.250%	1,186,000	1,202,695
08/15/2031	3.875%	1,430,000	1,446,076
Total			31,997,138
Midstream 6.7%
Cheniere Energy Partners LP
10/01/2026	5.625%	2,909,000	3,005,002
Cheniere Energy Partners LP(d)
03/01/2031	4.000%	1,427,000	1,509,150
Cheniere Energy, Inc.
10/15/2028	4.625%	3,615,000	3,818,250
DCP Midstream Operating LP
04/01/2044	5.600%	2,452,000	2,816,694
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	2,404,000	2,446,480
DT Midstream, Inc.(d)
06/15/2029	4.125%	1,412,000	1,447,912
06/15/2031	4.375%	1,129,000	1,171,556
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQM Midstream Partners LP(d)
07/01/2027	6.500%	2,379,000	2,670,944
01/15/2029	4.500%	2,163,000	2,198,531
01/15/2031	4.750%	4,297,000	4,389,513
Holly Energy Partners LP/Finance Corp.(d)
02/01/2028	5.000%	3,553,000	3,601,716
ITT Holdings LLC(d)
08/01/2029	6.500%	161,000	160,606
NuStar Logistics LP
10/01/2025	5.750%	1,770,000	1,935,012
06/01/2026	6.000%	1,402,000	1,520,814
04/28/2027	5.625%	3,054,000	3,303,970
Rockpoint Gas Storage Canada Ltd.(d)
03/31/2023	7.000%	4,435,000	4,529,633
Sunoco LP/Finance Corp.
02/15/2026	5.500%	3,585,000	3,689,668
Targa Resources Partners LP/Finance Corp.
03/01/2030	5.500%	3,399,000	3,747,022
Targa Resources Partners LP/Finance Corp.(d)
02/01/2031	4.875%	2,599,000	2,809,205
01/15/2032	4.000%	1,950,000	2,015,709
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,225,000	4,299,506
Venture Global Calcasieu Pass LLC(d),(e)
08/15/2029	3.875%	1,438,000	1,468,762
08/15/2031	4.125%	1,683,000	1,735,676
Western Gas Partners LP
07/01/2026	4.650%	2,558,000	2,740,957
Total			63,032,288
Oil Field Services 0.8%
Apergy Corp.
05/01/2026	6.375%	2,131,000	2,227,968
Transocean Sentry Ltd.(d)
05/15/2023	5.375%	5,871,313	5,612,864
Total			7,840,832
Other REIT 2.0%
Ladder Capital Finance Holdings LLLP/Corp.(d)
03/15/2022	5.250%	2,305,000	2,311,540
10/01/2025	5.250%	5,415,000	5,496,314
02/01/2027	4.250%	744,000	743,209
06/15/2029	4.750%	3,928,000	3,912,212
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(d)
10/01/2028	5.875%	1,120,000	1,193,701
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(d)
05/15/2029	4.875%	1,416,000	1,452,677
RLJ Lodging Trust LP(d)
07/01/2026	3.750%	969,000	981,570

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Service Properties Trust
03/15/2024	4.650%	1,652,000	1,680,428
10/01/2024	4.350%	771,000	777,229
Total			18,548,880
Packaging 2.0%
Ardagh Metal Packaging Finance USA LLC/PLC(d)
09/01/2029	4.000%	4,842,000	4,847,508
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
04/30/2025	5.250%	2,694,000	2,811,466
08/15/2026	4.125%	2,302,000	2,375,613
CANPACK SA/Eastern PA Land Investment Holding LLC(d)
11/01/2025	3.125%	1,749,000	1,779,608
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	6,695,000	7,013,018
Total			18,827,213
Pharmaceuticals 2.5%
Bausch Health Companies, Inc.(d)
04/15/2025	6.125%	2,272,000	2,321,294
01/31/2027	8.500%	3,439,000	3,722,359
01/30/2028	5.000%	1,675,000	1,601,332
06/01/2028	4.875%	681,000	702,498
02/15/2029	6.250%	3,898,000	3,880,979
Jazz Securities DAC(d)
01/15/2029	4.375%	1,315,000	1,372,480
Organon Finance 1 LLC(d)
04/30/2028	4.125%	3,647,000	3,740,179
04/30/2031	5.125%	3,618,000	3,727,205
Par Pharmaceutical, Inc.(d)
04/01/2027	7.500%	2,311,000	2,359,378
Total			23,427,704
Property & Casualty 0.9%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	4.250%	6,458,000	6,413,826
Lumbermens Mutual Casualty Co.(d),(h)
12/01/2097	0.000%	4,600,000	4,600
Subordinated
12/01/2037	0.000%	180,000	180
Lumbermens Mutual Casualty Co.(h)
Subordinated
07/01/2026	0.000%	9,865,000	9,865
MGIC Investment Corp.
08/15/2028	5.250%	491,000	522,616
Radian Group, Inc.
03/15/2025	6.625%	197,000	221,051
03/15/2027	4.875%	1,162,000	1,262,596
Total			8,434,734
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 1.0%
1011778 BC ULC/New Red Finance, Inc.(d)
01/15/2028	3.875%	2,524,000	2,545,067
IRB Holding Corp.(d)
06/15/2025	7.000%	6,560,000	7,016,689
Total			9,561,756
Retailers 1.0%
L Brands, Inc.
02/01/2028	5.250%	1,286,000	1,447,336
11/01/2035	6.875%	2,568,000	3,303,640
LCM Investments Holdings II LLC(d)
05/01/2029	4.875%	1,026,000	1,053,556
Penske Automotive Group, Inc.
09/01/2025	3.500%	916,000	944,502
PetSmart, Inc./Finance Corp.(d)
02/15/2028	4.750%	2,294,000	2,378,299
Total			9,127,333
Supermarkets 0.5%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
03/15/2026	7.500%	1,483,000	1,616,143
02/15/2028	5.875%	655,000	700,947
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
01/15/2027	4.625%	1,326,000	1,401,661
SEG Holding LLC/Finance Corp.(d)
10/15/2028	5.625%	838,000	883,216
Total			4,601,967
Technology 6.5%
Black Knight InfoServ LLC(d)
09/01/2028	3.625%	2,335,000	2,341,907
Boxer Parent Co., Inc.(d)
10/02/2025	7.125%	1,027,000	1,095,386
Camelot Finance SA(d)
11/01/2026	4.500%	1,779,000	1,854,496
CDK Global, Inc.
06/01/2027	4.875%	1,771,000	1,864,674
Clarivate Science Holdings Corp.(d)
06/30/2028	3.875%	1,124,000	1,133,922
CommScope Technologies LLC(d)
06/15/2025	6.000%	2,826,000	2,869,207
Everi Holdings, Inc.(d)
07/15/2029	5.000%	241,000	246,495
Gartner, Inc.(d)
06/15/2029	3.625%	852,000	873,028

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Helios Software Holdings, Inc.(d)
05/01/2028	4.625%	2,775,000	2,734,192
ION Trading Technologies Sarl(d)
05/15/2028	5.750%	2,422,000	2,516,022
Logan Merger Sub, Inc.(d)
09/01/2027	5.500%	5,227,000	5,440,294
Microchip Technology, Inc.
09/01/2025	4.250%	2,205,000	2,318,053
NCR Corp.(d)
10/01/2028	5.000%	2,863,000	2,950,999
Nielsen Finance LLC/Co.(d)
10/01/2028	5.625%	1,740,000	1,837,620
07/15/2029	4.500%	1,134,000	1,143,531
07/15/2031	4.750%	1,416,000	1,428,812
Plantronics, Inc.(d)
03/01/2029	4.750%	6,416,000	6,263,944
PTC, Inc.(d)
02/15/2028	4.000%	911,000	941,794
QualityTech LP/QTS Finance Corp.(d)
10/01/2028	3.875%	4,886,000	5,236,376
Sabre GLBL, Inc.(d)
04/15/2025	9.250%	797,000	932,560
09/01/2025	7.375%	1,478,000	1,580,047
Shift4 Payments LLC/Finance Sub, Inc.(d)
11/01/2026	4.625%	2,899,000	3,019,381
Square, Inc.(d)
06/01/2026	2.750%	546,000	558,101
06/01/2031	3.500%	1,835,000	1,903,351
Switch Ltd.(d)
09/15/2028	3.750%	1,017,000	1,039,939
06/15/2029	4.125%	1,127,000	1,160,494
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	5.750%	1,675,000	1,768,701
ZoomInfo Technologies LLC/Finance Corp.(d)
02/01/2029	3.875%	4,607,000	4,610,577
Total			61,663,903
Wireless 3.5%
Altice France SA(d)
02/01/2027	8.125%	3,063,000	3,317,135
01/15/2028	5.500%	2,534,000	2,597,262
07/15/2029	5.125%	2,921,000	2,941,120
SBA Communications Corp.
02/15/2027	3.875%	3,615,000	3,725,406
Sprint Capital Corp.
11/15/2028	6.875%	5,588,000	7,204,415
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
02/15/2029	2.625%	3,927,000	3,927,274
02/15/2031	2.875%	2,182,000	2,193,486
04/15/2031	3.500%	587,000	617,153
Vmed O2 UK Financing I PLC(d)
01/31/2031	4.250%	3,244,000	3,210,658
07/15/2031	4.750%	3,314,000	3,383,786
Total			33,117,695
Wirelines 2.7%
CenturyLink, Inc.
04/01/2024	7.500%	10,039,000	11,286,755
CenturyLink, Inc.(d)
12/15/2026	5.125%	3,498,000	3,636,692
02/15/2027	4.000%	1,365,000	1,404,016
DIRECTV Holdings LLC/Financing Co., Inc.(d),(e)
08/15/2027	5.875%	1,079,000	1,116,340
Front Range BidCo, Inc.(d)
03/01/2027	4.000%	7,044,000	7,013,725
Lumen Technologies, Inc.(d)
06/15/2029	5.375%	1,123,000	1,153,025
Total			25,610,553
Total Corporate Bonds & Notes (Cost $828,871,280)			871,262,863

Foreign Government Obligations(i) 0.4%

Canada 0.4%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	2,136,000	2,303,119
05/15/2029	4.250%	1,154,000	1,169,359
Total			3,472,478
Total Foreign Government Obligations (Cost $2,940,033)			3,472,478

Senior Loans 3.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(j),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	3.589%	4,717,594	4,689,288
Food and Beverage 0.3%
BellRing Brands LLC(j),(k)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/21/2024	4.750%	3,335,677	3,347,652

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.6%
Radiology Partners, Inc.(j),(k)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.250% 07/09/2025	4.348%	617,000	614,816
Surgery Center Holdings, Inc.(j),(k)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.500%	5,424,230	5,418,426
Total			6,033,242
Media and Entertainment 0.4%
Cengage Learning, Inc.(j),(k),(l)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	3,741,441	3,735,904
Restaurants 0.4%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(j),(k)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	3.750%	3,680,409	3,658,658
Technology 1.0%
Ascend Learning LLC(j),(k)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	2,729,114	2,722,292
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Project Alpha Intermediate Holding, Inc.(j),(k)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	4.100%	2,043,342	2,038,233
UKG, Inc.(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.842%	1,520,910	1,519,298
1-month USD LIBOR + 3.250% Floor 0.750% 05/04/2026	4.000%	2,958,680	2,955,277
Total			9,235,100
Total Senior Loans (Cost $30,764,063)			30,699,844

Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(m),(n)	41,591,181	41,587,022
Total Money Market Funds (Cost $41,587,022)		41,587,022
Total Investments in Securities (Cost: $909,414,520)		949,416,444
Other Assets & Liabilities, Net		(3,138,139)
Net Assets		946,278,305

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2021, the total value of these securities amounted to $61, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $658,040,793, which represents 69.54% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of July 31, 2021.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2021, the total value of these securities amounted to $14,645, which represents less than 0.01% of total net assets.
(i)	Principal and interest may not be guaranteed by a governmental entity.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Notes to Portfolio of Investments  (continued)
(j)	The stated interest rate represents the weighted average interest rate at July 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(k)	Variable rate security. The interest rate shown was the current rate as of July 31, 2021.
(l)	Represents a security purchased on a forward commitment basis.
(m)	The rate shown is the seven-day current annualized yield at July 31, 2021.
(n)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	40,340,970	530,481,677	(529,235,625)	—	41,587,022	(7,127)	41,835	41,591,181
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,575	—	61	3,636
Consumer Discretionary	145,408	—	—	145,408
Industrials	4,543	—	—	4,543
Utilities	—	—	0*	0*
Total Common Stocks	153,526	—	61	153,587
Convertible Bonds	—	2,240,650	—	2,240,650
Corporate Bonds & Notes	—	871,262,863	—	871,262,863
Foreign Government Obligations	—	3,472,478	—	3,472,478
Senior Loans	—	30,699,844	—	30,699,844
Money Market Funds	41,587,022	—	—	41,587,022
Total Investments in Securities	41,740,548	907,675,835	61	949,416,444

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Annual Report 2021

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $867,827,498)	$907,829,422
Affiliated issuers (cost $41,587,022)	41,587,022
Cash	34,184
Receivable for:
Investments sold	2,424,517
Capital shares sold	3,180,863
Dividends	1,409
Interest	12,060,756
Foreign tax reclaims	9,606
Prepaid expenses	19,430
Total assets	967,147,209
Liabilities
Payable for:
Investments purchased	1,220,947
Investments purchased on a delayed delivery basis	14,024,969
Capital shares purchased	1,362,846
Distributions to shareholders	3,790,765
Management services fees	16,572
Distribution and/or service fees	2,319
Transfer agent fees	69,663
Compensation of board members	277,259
Other expenses	103,564
Total liabilities	20,868,904
Net assets applicable to outstanding capital stock	$946,278,305
Represented by
Paid in capital	886,018,252
Total distributable earnings (loss)	60,260,053
Total - representing net assets applicable to outstanding capital stock	$946,278,305
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	19

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$291,522,851
Shares outstanding	29,275,642
Net asset value per share	$9.96
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.46
Advisor Class
Net assets	$33,673,736
Shares outstanding	3,370,350
Net asset value per share	$9.99
Class C
Net assets	$11,626,276
Shares outstanding	1,168,631
Net asset value per share	$9.95
Institutional Class
Net assets	$277,061,678
Shares outstanding	27,765,923
Net asset value per share	$9.98
Institutional 2 Class
Net assets	$131,970,767
Shares outstanding	13,215,356
Net asset value per share	$9.99
Institutional 3 Class
Net assets	$199,958,527
Shares outstanding	20,050,933
Net asset value per share	$9.97
Class R
Net assets	$464,470
Shares outstanding	46,650
Net asset value per share	$9.96
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$300,645
Dividends — affiliated issuers	41,835
Interest	68,400,828
Interfund lending	138
Total income	68,743,446
Expenses:
Management services fees	8,341,964
Distribution and/or service fees
Class A	747,379
Class C	188,289
Class R	2,345
Transfer agent fees
Class A	639,671
Advisor Class	53,021
Class C	41,650
Institutional Class	1,348,446
Institutional 2 Class	63,956
Institutional 3 Class	18,232
Class R	1,005
Compensation of board members	111,946
Custodian fees	17,927
Printing and postage fees	240,632
Registration fees	152,366
Audit fees	39,500
Legal fees	21,463
Compensation of chief compliance officer	294
Other	101,859
Total expenses	12,131,945
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,640,695)
Expense reduction	(360)
Total net expenses	10,490,890
Net investment income	58,252,556
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	70,038,963
Investments — affiliated issuers	(7,127)
Net realized gain	70,031,836
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(21,242,221)
Net change in unrealized appreciation (depreciation)	(21,242,221)
Net realized and unrealized gain	48,789,615
Net increase in net assets resulting from operations	$107,042,171
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	21

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$58,252,556	$62,321,209
Net realized gain (loss)	70,031,836	(567,148)
Net change in unrealized appreciation (depreciation)	(21,242,221)	36,245,996
Net increase in net assets resulting from operations	107,042,171	98,000,057
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,826,779)	(15,044,784)
Advisor Class	(1,276,837)	(594,869)
Class C	(711,867)	(1,127,815)
Institutional Class	(28,632,345)	(19,463,503)
Institutional 2 Class	(5,610,586)	(4,451,112)
Institutional 3 Class	(13,300,551)	(19,558,890)
Class R	(20,547)	(31,903)
Total distributions to shareholders	(63,379,512)	(60,272,876)
Increase (decrease) in net assets from capital stock activity	(661,037,945)	265,674,496
Total increase (decrease) in net assets	(617,375,286)	303,401,677
Net assets at beginning of year	1,563,653,591	1,260,251,914
Net assets at end of year	$946,278,305	$1,563,653,591
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,357,163	32,914,957	5,103,651	49,679,411
Distributions reinvested	1,268,338	12,448,865	1,421,336	13,711,010
Redemptions	(7,818,428)	(76,499,405)	(11,858,541)	(113,329,603)
Net decrease	(3,192,927)	(31,135,583)	(5,333,554)	(49,939,182)
Advisor Class
Subscriptions	2,589,073	25,261,747	409,380	4,035,748
Distributions reinvested	128,385	1,269,071	60,423	585,156
Redemptions	(513,282)	(5,055,214)	(841,950)	(8,106,913)
Net increase (decrease)	2,204,176	21,475,604	(372,147)	(3,486,009)
Class C
Subscriptions	99,008	972,551	262,019	2,542,578
Distributions reinvested	71,402	698,381	113,138	1,091,472
Redemptions	(1,740,717)	(17,145,880)	(1,373,697)	(13,200,473)
Net decrease	(1,570,307)	(15,474,948)	(998,540)	(9,566,423)
Institutional Class
Subscriptions	15,404,544	150,620,765	51,867,423	433,551,130
Distributions reinvested	2,762,614	27,107,976	1,843,427	17,553,270
Redemptions	(62,914,197)	(623,463,397)	(13,854,497)	(131,601,835)
Net increase (decrease)	(44,747,039)	(445,734,656)	39,856,353	319,502,565
Institutional 2 Class
Subscriptions	5,442,638	53,679,624	6,639,187	63,134,322
Distributions reinvested	569,336	5,608,439	461,299	4,439,563
Redemptions	(4,023,674)	(39,368,225)	(4,033,891)	(38,211,425)
Net increase	1,988,300	19,919,838	3,066,595	29,362,460
Institutional 3 Class
Subscriptions	3,590,432	35,248,369	5,836,205	55,498,572
Distributions reinvested	619,756	6,036,129	1,266,320	12,209,013
Redemptions	(25,442,614)	(251,337,784)	(9,334,298)	(87,511,706)
Net decrease	(21,232,426)	(210,053,286)	(2,231,773)	(19,804,121)
Class R
Subscriptions	20,845	202,493	41,006	392,072
Distributions reinvested	1,950	19,135	2,932	28,460
Redemptions	(26,368)	(256,542)	(89,862)	(815,326)
Net decrease	(3,573)	(34,914)	(45,924)	(394,794)
Total net increase (decrease)	(66,553,796)	(661,037,945)	33,941,010	265,674,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$9.67	0.41	0.33	0.74	(0.45)	(0.45)
Year Ended 7/31/2020	$9.87	0.43	(0.21)(d)	0.22	(0.42)	(0.42)
Year Ended 7/31/2019	$9.61	0.45	0.26	0.71	(0.45)	(0.45)
Year Ended 7/31/2018	$10.06	0.44	(0.45)	(0.01)	(0.44)	(0.44)
Year Ended 7/31/2017	$9.70	0.44	0.35	0.79	(0.43)	(0.43)
Advisor Class
Year Ended 7/31/2021	$9.70	0.43	0.34	0.77	(0.48)	(0.48)
Year Ended 7/31/2020	$9.91	0.46	(0.23)(d)	0.23	(0.44)	(0.44)
Year Ended 7/31/2019	$9.64	0.48	0.27	0.75	(0.48)	(0.48)
Year Ended 7/31/2018	$10.09	0.46	(0.45)	0.01	(0.46)	(0.46)
Year Ended 7/31/2017	$9.73	0.47	0.35	0.82	(0.46)	(0.46)
Class C
Year Ended 7/31/2021	$9.66	0.34	0.33	0.67	(0.38)	(0.38)
Year Ended 7/31/2020	$9.86	0.36	(0.21)(d)	0.15	(0.35)	(0.35)
Year Ended 7/31/2019	$9.60	0.38	0.26	0.64	(0.38)	(0.38)
Year Ended 7/31/2018	$10.05	0.36	(0.45)	(0.09)	(0.36)	(0.36)
Year Ended 7/31/2017	$9.69	0.37	0.35	0.72	(0.36)	(0.36)
Institutional Class
Year Ended 7/31/2021	$9.69	0.44	0.33	0.77	(0.48)	(0.48)
Year Ended 7/31/2020	$9.89	0.45	(0.21)(d)	0.24	(0.44)	(0.44)
Year Ended 7/31/2019	$9.63	0.48	0.26	0.74	(0.48)	(0.48)
Year Ended 7/31/2018	$10.08	0.46	(0.45)	0.01	(0.46)	(0.46)
Year Ended 7/31/2017	$9.72	0.47	0.35	0.82	(0.46)	(0.46)
Institutional 2 Class
Year Ended 7/31/2021	$9.70	0.45	0.33	0.78	(0.49)	(0.49)
Year Ended 7/31/2020	$9.90	0.46	(0.21)(d)	0.25	(0.45)	(0.45)
Year Ended 7/31/2019	$9.63	0.48	0.27	0.75	(0.48)	(0.48)
Year Ended 7/31/2018	$10.08	0.47	(0.45)	0.02	(0.47)	(0.47)
Year Ended 7/31/2017	$9.72	0.48	0.35	0.83	(0.47)	(0.47)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$9.96	7.85%	1.15%	1.01%(c)	4.18%	58%	$291,523
Year Ended 7/31/2020	$9.67	2.32%	1.09%	1.04%(c)	4.45%	56%	$314,014
Year Ended 7/31/2019	$9.87	7.62%	1.04%	1.04%	4.69%	43%	$373,159
Year Ended 7/31/2018	$9.61	(0.12%)	1.04%	1.03%(c)	4.45%	46%	$421,366
Year Ended 7/31/2017	$10.06	8.37%	1.10%(e)	1.06%(c),(e)	4.45%	53%	$503,167
Advisor Class
Year Ended 7/31/2021	$9.99	8.11%	0.90%	0.76%(c)	4.42%	58%	$33,674
Year Ended 7/31/2020	$9.70	2.48%	0.84%	0.79%(c)	4.70%	56%	$11,317
Year Ended 7/31/2019	$9.91	7.99%	0.79%	0.79%	4.93%	43%	$15,240
Year Ended 7/31/2018	$9.64	0.15%	0.79%	0.79%(c)	4.73%	46%	$15,072
Year Ended 7/31/2017	$10.09	8.63%	0.83%(e)	0.81%(c),(e)	4.71%	53%	$11,488
Class C
Year Ended 7/31/2021	$9.95	7.04%	1.90%	1.77%(c)	3.43%	58%	$11,626
Year Ended 7/31/2020	$9.66	1.55%	1.84%	1.79%(c)	3.70%	56%	$26,465
Year Ended 7/31/2019	$9.86	6.82%	1.79%	1.79%	3.95%	43%	$36,860
Year Ended 7/31/2018	$9.60	(0.87%)	1.78%	1.78%(c)	3.69%	46%	$53,674
Year Ended 7/31/2017	$10.05	7.58%	1.83%(e)	1.81%(c),(e)	3.71%	53%	$88,881
Institutional Class
Year Ended 7/31/2021	$9.98	8.11%	0.91%	0.77%(c)	4.46%	58%	$277,062
Year Ended 7/31/2020	$9.69	2.58%	0.87%	0.78%(c)	4.76%	56%	$702,635
Year Ended 7/31/2019	$9.89	7.89%	0.79%	0.79%	4.94%	43%	$323,071
Year Ended 7/31/2018	$9.63	0.14%	0.78%	0.78%(c)	4.65%	46%	$340,274
Year Ended 7/31/2017	$10.08	8.65%	0.84%	0.82%(c)	4.77%	53%	$773,284
Institutional 2 Class
Year Ended 7/31/2021	$9.99	8.24%	0.74%	0.64%	4.55%	58%	$131,971
Year Ended 7/31/2020	$9.70	2.65%	0.73%	0.71%	4.79%	56%	$108,883
Year Ended 7/31/2019	$9.90	8.08%	0.72%	0.72%	5.01%	43%	$80,781
Year Ended 7/31/2018	$9.63	0.21%	0.72%	0.71%	4.77%	46%	$76,460
Year Ended 7/31/2017	$10.08	8.76%	0.70%	0.70%	4.82%	53%	$99,507
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$9.69	0.45	0.32	0.77	(0.49)	(0.49)
Year Ended 7/31/2020	$9.89	0.47	(0.21)(d)	0.26	(0.46)	(0.46)
Year Ended 7/31/2019	$9.62	0.49	0.27	0.76	(0.49)	(0.49)
Year Ended 7/31/2018	$10.07	0.47	(0.45)	0.02	(0.47)	(0.47)
Year Ended 7/31/2017	$9.71	0.48	0.36	0.84	(0.48)	(0.48)
Class R
Year Ended 7/31/2021	$9.67	0.38	0.34	0.72	(0.43)	(0.43)
Year Ended 7/31/2020	$9.87	0.41	(0.22)(d)	0.19	(0.39)	(0.39)
Year Ended 7/31/2019	$9.61	0.43	0.26	0.69	(0.43)	(0.43)
Year Ended 7/31/2018	$10.06	0.41	(0.45)	(0.04)	(0.41)	(0.41)
Year Ended 7/31/2017	$9.70	0.42	0.35	0.77	(0.41)	(0.41)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Class R
07/31/2017	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Income Opportunities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$9.97	8.19%	0.68%	0.61%	4.61%	58%	$199,959
Year Ended 7/31/2020	$9.69	2.70%	0.68%	0.66%	4.83%	56%	$399,854
Year Ended 7/31/2019	$9.89	8.13%	0.67%	0.67%	5.06%	43%	$430,191
Year Ended 7/31/2018	$9.62	0.26%	0.67%	0.66%	4.84%	46%	$507,399
Year Ended 7/31/2017	$10.07	8.82%	0.65%	0.65%	4.82%	53%	$348,644
Class R
Year Ended 7/31/2021	$9.96	7.59%	1.40%	1.26%(c)	3.93%	58%	$464
Year Ended 7/31/2020	$9.67	2.06%	1.32%	1.29%(c)	4.16%	56%	$486
Year Ended 7/31/2019	$9.87	7.35%	1.29%	1.29%	4.44%	43%	$949
Year Ended 7/31/2018	$9.61	(0.37%)	1.28%	1.28%(c)	4.15%	46%	$827
Year Ended 7/31/2017	$10.06	8.11%	1.33%(e)	1.31%(c),(e)	4.22%	53%	$1,598
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2021	27

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
28	Columbia Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Columbia Income Opportunities Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
30	Columbia Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended July 31, 2021, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	128,768,228	6,540,783
Columbia Income Opportunities Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.22
Institutional Class	0.23
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.21
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $360.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $967,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
32	Columbia Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	80,950
Class C	—	1.00(b)	1,278

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.00%	1.03%
Advisor Class	0.75	0.78
Class C	1.75	1.78
Institutional Class	0.75	0.78
Institutional 2 Class	0.61	0.71
Institutional 3 Class	0.56	0.66
Class R	1.25	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Income Opportunities Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
July 31, 2021
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
682,022	(682,022)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
63,379,512	—	63,379,512	60,272,876	—	60,272,876
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,946,622	17,307,109	—	39,073,223
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
910,343,221	46,517,209	(7,443,986)	39,073,223
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	46,613,299
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $741,674,343 and $1,396,569,655, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
34	Columbia Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	811,111	0.66	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Columbia Income Opportunities Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
July 31, 2021
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities
36	Columbia Income Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, two unaffiliated shareholders of record owned 35.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 35.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Income Opportunities Fund | Annual Report 2021	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia Income Opportunities Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Capital gain dividend	Section 163(j) Interest Dividends
$18,172,464	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Income Opportunities Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
40	Columbia Income Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Income Opportunities Fund | Annual Report 2021	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
42	Columbia Income Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Income Opportunities Fund | Annual Report 2021	43

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
44	Columbia Income Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Income Opportunities Fund | Annual Report 2021	45

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
46	Columbia Income Opportunities Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was appropriate in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Income Opportunities Fund | Annual Report 2021	47

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
48	Columbia Income Opportunities Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Income Opportunities Fund | Annual Report 2021	49

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Columbia Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN164_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Short-Term Cash Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Monthly schedule of portfolio holdings
The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short-Term Cash Fund  |  Annual Report 2021

Fund at a Glance
Portfolio management
John McColley
Portfolio breakdown (%) (at July 31, 2021)
Asset-Backed Commercial Paper	3.0
Asset-Backed Securities — Non-Agency(a)	5.0
Certificates of Deposit	8.2
Commercial Paper	25.0
Repurchase Agreements	4.7
Treasury Bills	22.4
U.S. Government & Agency Obligations	28.1
U.S. Treasury Obligations	3.6
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Annual Report 2021	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Short-Term Cash Fund	1,000.00	1,000.00	1,000.30	1,024.88	0.05	0.05	0.01
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
4	Columbia Short-Term Cash Fund | Annual Report 2021

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 2.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
08/30/2021	0.110%	45,000,000	44,995,905
08/31/2021	0.110%	90,000,000	89,991,540
10/04/2021	0.120%	25,000,000	24,994,600
10/05/2021	0.120%	50,000,000	49,989,000
10/12/2021	0.120%	75,540,000	75,521,266
10/14/2021	0.120%	20,000,000	19,994,880
10/18/2021	0.120%	52,000,000	51,985,856
10/20/2021	0.120%	50,000,000	49,986,000
10/22/2021	0.130%	40,000,000	39,988,440
10/26/2021	0.130%	104,972,000	104,939,879
10/27/2021	0.071%	30,000,000	30,000,000
Total Asset-Backed Commercial Paper (Cost $582,435,574)			582,387,366

Asset-Backed Securities — Non-Agency 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AmeriCredit Automobile Receivables Trust
Series 2021-2 Class A1
06/20/2022	0.135%	43,231,172	43,232,076
ARI Fleet Lease Trust(a)
Series 2021-A Class A1
06/15/2022	0.173%	50,663,639	50,670,357
AXIS Equipment Finance Receivables LLC(a)
Series 2021-1A Class A1
04/20/2022	0.220%	5,623,668	5,624,155
BCC Funding XVII LLC(a)
Series 2020-1 Class A1
10/20/2021	0.310%	1,335,915	1,336,019
BMW Vehicle Lease Trust
Series 2021-1 Class A1
03/25/2022	0.145%	4,134,120	4,134,348
CarMax Auto Owner Trust
Series 2021-2 Class A1
04/15/2022	0.141%	28,469,866	28,473,239
Carvana Auto Receivables Trust
Series 2021-P2 Class A1
07/10/2022	0.129%	20,488,968	20,489,429
CCG Receivables Trust(a)
Series 2021-1 Class A1
02/14/2022	0.166%	4,615,938	4,615,766
Dell Equipment Finance Trust(a)
Series 2021-1 Class A1
03/22/2022	0.205%	93,203,042	93,200,964
DLLAA LLC(a)
Series 2021-1A Class A1
05/17/2022	0.221%	54,560,942	54,568,750
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DLLAD LLC(a)
Series 2021-1A Class A1
08/19/2022	0.158%	51,000,000	51,002,560
Enterprise Fleet Financing LLC(a)
Series 2021-1 Class A1
03/21/2022	0.168%	26,885,961	26,889,270
Series 2021-2 Class A1
07/20/2022	0.175%	90,000,000	90,007,290
Great America Leasing Receivables(a)
Series 2021-1 Class A1
02/15/2022	0.189%	18,327,673	18,327,637
Hyundai Auto Lease Securitization Trust(a)
Series 2021-B Class A1
06/15/2022	0.112%	52,358,474	52,360,034
Hyundai Auto Receivables Trust
Series 2021-A Class A1
05/16/2022	0.126%	25,383,350	25,385,610
Kubota Credit Owner Trust(a)
Series 2021-1A Class A1
04/15/2022	0.169%	21,699,070	21,702,832
MMAF Equipment Finance LLC(a)
Series 2021-A Class A1
05/13/2022	0.182%	34,022,180	34,027,716
NMEF Funding LLC(a)
Series 2021-A Class A1
03/15/2022	0.341%	17,746,694	17,736,111
Santander Drive Auto Receivables Trust
Series 2021-2 Class A1
06/15/2022	0.142%	52,652,068	52,652,368
Series 2021-3 Class A1
07/15/2022	0.141%	124,000,000	124,000,000
Santander Retail Auto Lease Trust(a)
Series 2021-B Class A1
06/20/2022	0.163%	74,620,700	74,622,454
SCF Equipment Trust LLC(a)
Series 2021-1A Class A1
03/11/2022	0.234%	4,594,932	4,593,734
Westlake Automobile Receivables Trust(a)
Series 2021-2A Class A1
06/16/2022	0.149%	73,054,375	73,056,187
Total Asset-Backed Securities — Non-Agency (Cost $972,672,748)			972,708,906

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2021	5

Portfolio of Investments  (continued)
July 31, 2021
Certificates of Deposit 8.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
08/02/2021	0.080%	458,300,000	458,300,000
Bank of Montreal
08/17/2021	0.110%	100,000,000	100,000,000
08/18/2021	0.110%	100,000,000	100,000,000
08/19/2021	0.110%	150,000,000	149,998,350
09/02/2021	0.120%	85,000,000	84,996,005
09/03/2021	0.120%	100,000,000	99,995,100
10/15/2021	0.140%	25,000,000	24,997,850
BNP Paribas SA
08/02/2021	0.060%	113,000,000	113,000,000
Cooperatieve Rabobank UA
08/02/2021	0.040%	488,000,000	488,000,407
Total Certificates of Deposit (Cost $1,619,300,000)			1,619,287,712

Commercial Paper 24.3%

Banking 11.9%
DNB Bank ASA(a)
09/29/2021	0.100%	100,000,000	99,983,200
10/25/2021	0.110%	200,000,000	199,947,400
10/26/2021	0.110%	100,000,000	99,973,300
10/29/2021	0.110%	100,000,000	99,972,100
Nordea Bank Abp(a)
10/21/2021	0.110%	100,000,000	99,974,600
10/27/2021	0.110%	100,000,000	99,972,400
10/28/2021	0.110%	200,000,000	199,944,000
10/29/2021	0.110%	100,000,000	99,971,600
Royal Bank of Canada(a)
08/18/2021	0.110%	50,000,000	49,997,250
10/13/2021	0.110%	100,000,000	99,976,500
10/19/2021	0.120%	100,000,000	99,974,200
10/27/2021	0.120%	50,000,000	49,985,450
11/19/2021	0.130%	100,000,000	99,960,900
11/22/2021	0.130%	150,000,000	149,939,400
Skandinaviska Enskilda Banken AB(a)
10/20/2021	0.110%	36,000,000	35,991,288
10/27/2021	0.110%	100,000,000	99,974,142
10/28/2021	0.110%	100,000,000	99,972,700
Toronto-Dominion Bank (The)(a)
08/02/2021	0.070%	75,000,000	74,999,550
08/04/2021	0.080%	70,000,000	69,999,230
08/19/2021	0.080%	100,000,000	99,995,400
08/23/2021	0.090%	75,000,000	74,995,800
08/24/2021	0.080%	50,000,000	49,997,100
08/27/2021	0.090%	30,000,000	29,998,020
09/07/2021	0.090%	50,000,000	49,995,200
09/17/2021	0.090%	75,000,000	74,990,550
09/30/2021	0.100%	60,000,000	59,989,980
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Westpac Banking Corp.(a)
08/24/2021	0.060%	25,000,000	24,999,050
Total			2,395,470,310
Consumer Products 1.6%
Procter & Gamble Co. (The)(a)
09/24/2021	0.100%	150,000,000	149,977,050
09/27/2021	0.100%	25,000,000	24,995,950
10/18/2021	0.100%	49,750,000	49,738,757
10/20/2021	0.100%	100,000,000	99,976,800
Total			324,688,557
Life Insurance 1.6%
New York Life Capital Corp.(a)
08/17/2021	0.120%	57,684,000	57,680,539
08/20/2021	0.120%	20,327,000	20,325,577
10/05/2021	0.120%	66,335,000	66,320,207
10/15/2021	0.120%	45,196,000	45,184,385
Pricoa Short Term Funding LLC(a)
08/03/2021	0.090%	25,000,000	24,999,750
08/06/2021	0.090%	10,000,000	9,999,820
Prudential Funding LLC
08/02/2021	0.060%	50,000,000	49,999,750
08/30/2021	0.070%	50,000,000	49,997,200
Total			324,507,228
Pharmaceuticals 6.6%
Johnson & Johnson(a)
08/09/2021	0.070%	50,000,000	49,999,000
Novartis Finance Corp.(a)
08/02/2021	0.090%	18,000,000	17,999,874
08/06/2021	0.080%	52,700,000	52,699,157
08/16/2021	0.080%	37,700,000	37,698,567
08/23/2021	0.080%	12,000,000	11,999,364
09/07/2021	0.080%	20,000,000	19,998,260
09/13/2021	0.080%	20,000,000	19,998,000
11/01/2021	0.080%	22,000,000	21,995,402
11/08/2021	0.080%	88,000,000	87,980,200
Roche Holdings, Inc.(a)
08/02/2021	0.070%	60,000,000	59,999,640
08/09/2021	0.070%	40,000,000	39,999,222
08/13/2021	0.080%	40,000,000	39,998,800
08/23/2021	0.080%	110,000,000	109,994,170
08/25/2021	0.080%	30,000,000	29,998,290
08/27/2021	0.080%	65,000,000	64,995,970
08/30/2021	0.080%	30,000,000	29,997,930
09/13/2021	0.080%	55,000,000	54,994,390

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Sanofi SA(a)
09/21/2021	0.070%	25,000,000	24,997,425
09/23/2021	0.070%	240,000,000	239,974,320
09/28/2021	0.070%	50,000,000	49,994,150
09/30/2021	0.070%	262,550,000	262,517,969
Total			1,327,830,100
Technology 2.6%
Apple, Inc.(a)
09/22/2021	0.070%	75,000,000	74,992,200
09/27/2021	0.070%	95,000,000	94,988,980
10/19/2021	0.080%	150,000,000	149,974,500
10/21/2021	0.080%	210,000,000	209,963,250
Total			529,918,930
Total Commercial Paper (Cost $4,902,516,725)			4,902,415,125

Repurchase Agreements 4.6%

Tri-party Federal Reserve Bank of New York
dated 07/30/2021, matures 08/02/2021,
repurchase price $525,002,188 (collateralized by U.S. Treasury Securities, Total Market Value $525,002,233)
	0.050%	525,000,000	525,000,000
Tri-party RBC Dominion Securities, Inc.
dated 07/30/2021, matures 08/02/2021,
repurchase price $300,001,250 (collateralized by U.S. Treasury Securities, Total Market Value $306,000,006)
	0.040%	300,000,000	300,000,178
Tri-party TD Securities (USA) LLC
dated 07/30/2021, matures 08/02/2021,
repurchase price $100,000,417 (collateralized by U.S. Treasury Securities, Total Market Value $102,000,102)
	0.040%	100,000,000	100,000,060
Total Repurchase Agreements (Cost $925,000,000)			925,000,238

Treasury Bills 21.9%

United States 21.9%
U.S. Cash Management Bills
10/12/2021	0.050%	125,000,000	124,988,529
U.S. Treasury Bills
08/03/2021	0.044%	275,000,000	274,999,851
08/05/2021	0.010%	250,000,000	249,999,565
08/10/2021	0.020%	350,000,000	349,998,106
08/12/2021	0.020%	300,000,000	299,997,780
08/17/2021	0.020%	150,000,000	149,998,191
08/19/2021	0.030%	150,000,000	149,997,612
08/24/2021	0.030%	150,000,000	149,996,633
08/26/2021	0.030%	225,000,000	224,994,499
08/31/2021	0.040%	200,000,000	199,993,812
09/02/2021	0.040%	150,000,000	149,994,882
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
09/07/2021	0.030%	230,000,000	229,991,472
09/09/2021	0.040%	300,000,000	299,987,457
09/14/2021	0.040%	300,000,000	299,985,972
09/16/2021	0.040%	200,000,000	199,990,012
09/21/2021	0.040%	250,000,000	249,984,982
09/28/2021	0.040%	250,000,000	249,982,940
10/07/2021	0.050%	300,000,000	299,972,868
10/14/2021	0.040%	250,000,000	249,977,185
Total			4,404,832,348
Total Treasury Bills (Cost $4,404,850,481)			4,404,832,348

U.S. Government & Agency Obligations 27.3%

Federal Agricultural Mortgage Corp.(b)
1-month USD LIBOR + 0.000% 12/01/2021	0.100%	59,000,000	59,002,217
Federal Farm Credit Banks Funding Corp.(b)
1-month USD LIBOR + -0.020% 11/16/2021	0.070%	140,000,000	140,006,433
Federal Home Loan Banks(b)
SOFR + 0.140% 08/18/2021	0.190%	25,000,000	25,000,906
SOFR + 0.090% 05/26/2022	0.140%	140,000,000	140,046,353
Federal Home Loan Banks
09/29/2021	0.070%	200,000,000	199,989,224
Federal Home Loan Banks Discount Notes
08/02/2021	0.050%	36,500,000	36,499,842
08/04/2021	0.050%	75,000,000	74,999,516
08/05/2021	0.050%	49,100,000	49,099,574
08/11/2021	0.060%	375,000,000	374,993,156
08/13/2021	0.060%	265,400,000	265,393,837
08/16/2021	0.050%	205,000,000	204,994,963
08/18/2021	0.050%	128,400,000	128,396,326
08/20/2021	0.050%	332,000,000	331,989,920
08/23/2021	0.050%	115,000,000	114,996,011
08/24/2021	0.050%	150,000,000	149,994,579
08/25/2021	0.050%	356,000,000	355,987,152
08/26/2021	0.050%	142,000,000	141,994,458
08/27/2021	0.060%	222,100,000	222,090,265
09/01/2021	0.050%	194,000,000	193,990,411
09/03/2021	0.060%	288,900,000	288,884,605
09/08/2021	0.060%	304,000,000	303,980,462
09/10/2021	0.050%	300,000,000	299,981,475
09/15/2021	0.060%	230,000,000	229,983,350
09/17/2021	0.060%	253,400,000	253,379,657
09/22/2021	0.060%	235,850,000	235,829,677
09/24/2021	0.050%	100,000,000	99,991,600
09/27/2021	0.050%	160,000,000	159,985,779
10/06/2021	0.060%	100,000,000	99,989,625
10/08/2021	0.060%	100,000,000	99,989,290

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2021	7

Portfolio of Investments  (continued)
July 31, 2021
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp(b)
SOFR + 0.100% 08/19/2022	0.150%	150,000,000	149,985,721
Federal National Mortgage Association Discount Notes
08/11/2021	0.050%	73,363,000	73,361,727
Total U.S. Government & Agency Obligations (Cost $5,504,875,808)			5,504,808,111

U.S. Treasury Obligations 3.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury Index + 0.220% 07/31/2021	0.270%	150,000,000	150,000,000
3-month U.S. Treasury Index + 0.049% 01/31/2023	0.099%	400,000,000	400,156,924
3-month U.S. Treasury Index + 0.034% 04/30/2023	0.084%	152,862,500	152,879,948
Total U.S. Treasury Obligations (Cost $702,885,520)			703,036,872
Total Investments in Securities (Cost: $19,614,536,856)	19,614,476,678
Other Assets & Liabilities, Net	540,040,955
Net Assets	20,154,517,633

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $6,059,147,377, which represents 30.06% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of July 31, 2021.
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	582,387,366	—	582,387,366
Asset-Backed Securities — Non-Agency	—	972,708,906	—	972,708,906
Certificates of Deposit	—	1,619,287,712	—	1,619,287,712
Commercial Paper	—	4,902,415,125	—	4,902,415,125
Repurchase Agreements	—	925,000,238	—	925,000,238
Treasury Bills	4,404,832,348	—	—	4,404,832,348
U.S. Government & Agency Obligations	—	5,504,808,111	—	5,504,808,111
U.S. Treasury Obligations	703,036,872	—	—	703,036,872
Total Investments in Securities	5,107,869,220	14,506,607,458	—	19,614,476,678
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2021	9

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,689,536,856)	$18,689,476,440
Repurchase agreements (cost $925,000,000)	925,000,238
Cash	540,872,109
Receivable for:
Interest	516,022
Prepaid expenses	136,877
Total assets	20,156,001,686
Liabilities
Payable for:
Distributions to shareholders	858,555
Compensation of board members	534,505
Other expenses	90,993
Total liabilities	1,484,053
Net assets applicable to outstanding capital stock	$20,154,517,633
Represented by
Paid in capital	20,154,903,995
Total distributable earnings (loss)	(386,362)
Total - representing net assets applicable to outstanding capital stock	$20,154,517,633
Shares outstanding	20,156,691,319
Net asset value per share	0.9999
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$162
Interest	16,728,081
Total income	16,728,243
Expenses:
Compensation of board members	363,191
Custodian fees	95,532
Shareholder reports and communication	16,460
Audit fees	29,500
Legal fees	159,150
Fidelity and surety fees	68,454
Commitment fees for bank credit facility	136,081
Compensation of chief compliance officer	3,160
Other	19,892
Total expenses	891,420
Net investment income	15,836,823
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	71,063
Net realized gain	71,063
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,313,703)
Net change in unrealized appreciation (depreciation)	(1,313,703)
Net realized and unrealized loss	(1,242,640)
Net increase in net assets resulting from operations	$14,594,183
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2021	11

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$15,836,823	$187,831,684
Net realized gain	71,063	184,700
Net change in unrealized appreciation (depreciation)	(1,313,703)	2,130,229
Net increase in net assets resulting from operations	14,594,183	190,146,613
Distributions to shareholders
Net investment income and net realized gains	(16,026,322)	(187,881,641)
Total distributions to shareholders	(16,026,322)	(187,881,641)
Increase in net assets from capital stock activity	5,869,292,213	484,685,717
Total increase in net assets	5,867,860,074	486,950,689
Net assets at beginning of year	14,286,657,559	13,799,706,870
Net assets at end of year	$20,154,517,633	$14,286,657,559

	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	103,691,225,243	103,681,989,759	98,561,181,139	98,557,857,997
Redemptions	(97,821,378,824)	(97,812,697,546)	(98,075,438,473)	(98,073,172,280)
Total net increase	5,869,846,419	5,869,292,213	485,742,666	484,685,717
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Annual Report 2021

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per share data
Net asset value, beginning of period	$1.0000	$0.9999	$0.9999	$1.0000	$1.0000
Income from investment operations:
Net investment income	0.0009	0.0132	0.0234	0.0152	0.0069
Net realized and unrealized gain (loss)	(0.0000)(a)	0.0001	0.0001	(0.0002)	(0.0001)
Total from investment operations	0.0009	0.0133	0.0235	0.0150	0.0068
Less distributions to shareholders from:
Net investment income	(0.0010)	(0.0132)	(0.0235)	(0.0151)	(0.0068)
Total distributions to shareholders	(0.0010)	(0.0132)	(0.0235)	(0.0151)	(0.0068)
Net asset value, end of period	$0.9999	$1.0000	$0.9999	$0.9999	$1.0000
Total return	0.10%	1.32%	2.37%	1.52%	0.68%
Ratios to average net assets
Total gross expenses	0.01%	0.00%(a)	0.00%(a)	0.00%(a)	0.01%
Total net expenses	0.01%	0.00%(a)	0.00%(a)	0.00%(a)	0.01%
Net investment income	0.09%	1.32%	2.34%	1.52%	0.69%
Supplemental data
Net assets, end of period (in thousands)	$20,154,518	$14,286,658	$13,799,707	$14,040,107	$13,366,141

Notes to Financial Highlights
(a)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2021	13

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the
14	Columbia Short-Term Cash Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2021:
	Federal Reserve Bank ($)	RBC Dominion Securities ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	525,000,000	300,000,178	100,000,060	925,000,238
Total financial and derivative net assets	525,000,000	300,000,178	100,000,060	925,000,238
Total collateral received (pledged) (a)	525,000,000	300,000,178	100,000,060	925,000,238
Net amount (b)	-	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Dividend income is recorded on the ex-dividend date.
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Short-Term Cash Fund | Annual Report 2021	15

Notes to Financial Statements  (continued)
July 31, 2021
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
16	Columbia Short-Term Cash Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
154,403	(154,403)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the year ended July 31, 2021 was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,026,322	—	16,026,322	187,881,641	—	187,881,641
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,064,552	—	—	(60,178)
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
19,614,536,856	299,504	(359,682)	(60,178)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the year ended July 31, 2021.
Columbia Short-Term Cash Fund | Annual Report 2021	17

Notes to Financial Statements  (continued)
July 31, 2021
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
18	Columbia Short-Term Cash Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and
Columbia Short-Term Cash Fund | Annual Report 2021	19

Notes to Financial Statements  (continued)
July 31, 2021
that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
20	Columbia Short-Term Cash Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Short-Term Cash Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short-Term Cash Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short-Term Cash Fund | Annual Report 2021	21

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Section 163(j) Interest Dividends
99.77%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
22	Columbia Short-Term Cash Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Short-Term Cash Fund | Annual Report 2021	23

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
24	Columbia Short-Term Cash Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Short-Term Cash Fund | Annual Report 2021	25

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
26	Columbia Short-Term Cash Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Short-Term Cash Fund | Annual Report 2021	27

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
28	Columbia Short-Term Cash Fund | Annual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund;
•	Information on the Fund’s management fees and total expenses;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
Columbia Short-Term Cash Fund | Annual Report 2021	29

Approval of Management Agreement  (continued)

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund for various periods (including since manager inception) and the net assets of the Fund for various periods. The Board observed that the Fund’s investment performance met expectations.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data showing the Fund’s contribution to the Investment Manager’s profitability. The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe.
The Board observed that the Fund, commonly referred to as a “cash pool fund,” was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle and, because Columbia Threadneedle collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.
30	Columbia Short-Term Cash Fund | Annual Report 2021

Approval of Management Agreement  (continued)

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
Because the Fund does not pay management fees, the Board did not believe it necessary to consider potential economies of scale associated with the growth of the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Short-Term Cash Fund | Annual Report 2021	31

Columbia Short-Term Cash Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
ANN224_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Disciplined Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Growth Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since June 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	34.51	19.60	16.48
	Including sales charges		26.79	18.19	15.79
Advisor Class*		06/01/15	34.98	19.91	16.67
Class C	Excluding sales charges	05/17/07	33.62	18.69	15.61
	Including sales charges		32.62	18.69	15.61
Institutional Class		09/27/10	34.93	19.91	16.76
Institutional 2 Class*		11/08/12	35.00	19.99	16.86
Institutional 3 Class*		06/01/15	35.05	20.04	16.76
Class R		05/17/07	34.18	19.30	16.18
Russell 1000 Growth Index			36.68	23.32	18.37
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Growth Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Common Stocks	99.0
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2021)
Communication Services	13.1
Consumer Discretionary	17.8
Consumer Staples	3.6
Energy	0.1
Financials	2.1
Health Care	9.1
Industrials	6.4
Information Technology	44.9
Materials	0.8
Real Estate	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at July 31, 2021)
Information Technology
Application Software	7.1
Data Processing & Outsourced Services	1.9
IT Consulting & Other Services	3.9
Semiconductor Equipment	1.9
Semiconductors	4.7
Systems Software	13.1
Technology Hardware, Storage & Peripherals	12.3
Total	44.9
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Growth Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 34.51% excluding sales charges. The Fund slightly underperformed its benchmark, the Russell 1000 Growth Index, which returned 36.68% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended July 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsized gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically sensitive, value-oriented market segments. For the 12-month period, value stocks edged out growth stocks, as measured by the Russell 1000 Value Index versus the Russell 1000 Growth Index. Within the Fund’s benchmark, the energy, communication services and information technology sectors led performance over the period, while the consumer staples, real estate and materials sectors trailed.
For the annual period that ended July 31, 2021, small-cap and value stocks led markets higher as economic activity rebounded following the initial COVID-19 lockdowns. The Russell 2000 Index returned 51.97% compared to the 37.97% return of the Russell 1000 Index. With improving economic expectations, value strategies outperformed growth strategies across the capitalization spectrum. Stocks characterized by high volatility, high sales-to-price, high book-to-price and high forward E/P were in favor during the annual period. Conversely, high momentum and high growth characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories: quality, valuation, and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon an aggregation of the metrics within these categories. We followed our portfolio construction process that allocates capital to the models’ ideas while integrating risk management. Changes in individual security positions during the annual period were primarily the result of the Fund’s bottom-up stock selection process. While there were some changes in sector allocations over time, all changes were quite modest, as we maintained our sector neutral investment approach. Due to the severe disparity in how COVID-19 lockdowns had impacted company earnings in different sectors (with stocks in travel and hospitality being particularly hard hit), we developed a Back-To-Normal (BTN) score which measured each stock’s sensitivity to economic re-opening. We monitored BTN exposure within our portfolios and made small adjustments as necessary to reduce risk on either side of this global recovery trade.
We continued to actively research and make enhancements to our stock selection models. During the year, we developed a real-time accelerating/decelerating regime indicator to measure economic conditions in the cyclical Information Technology-Semiconductor sector. We then built separate accelerating and decelerating stock-selection models for this sector. Using a switching process, we now blend these models based on our forecast of the probability of the industry’s growth acceleration. This adaptive Semiconductors model takes on risk-on characteristics in accelerating periods and risk-off characteristics in decelerating periods. This roll-out also included 4 new factors to our models: R&D intensity, asset turnover, relative book-to-price and relative sales-to-price.
The Fund’s notable detractors during the period
•	The quality and catalyst themes of the stock selection model provided negative guidance during the period. Energy-equipment & services, consumer discretionary-auto & durables and information technology-hardware were the biggest detractors during the annual period.
•	Relative to the benchmark, stock selection within the health care and consumer discretionary sectors detracted most from performance.
Columbia Disciplined Growth Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
•	Having an underweight position in electric auto manufacturer Tesla detracted. The company’s stock soared during the period on ambitious production estimates, reports of positive earnings for a fourth consecutive quarter, its focus on using robotics to optimize its production process and widespread anticipation around its new cars. While all three of our stock selection themes – value, quality and catalyst – rated Tesla negatively, we chose to hold a modest portfolio position in its stock for risk control purposes.
•	An underweight position in NVIDIA Corp. also detracted during the period. NVIDIA designs and develops three-dimensional graphics processors and related software. The company significantly outperformed the benchmark, driven by its exposure to cryptocurrency mining, which gained ground during the period. Strong data center demand and the global shortage of semiconductors also boosted the stock’s performance. The portfolio’s underweight in NVIDIA was established based on unattractive scores by all three of our themes (quality, value and catalyst), but the models provided negative guidance.
•	Electronic Arts Inc., a U.S.-based gaming company, missed earnings guidance at year end due to adverse timing of product releases which contributed to the stock underperforming. With historically industry-competitive cash flow and shareholder value, the stock remains a strong-buy according to the quantitative model. In our view, the company has particularly attractive profitability, relative to its expenditures. We sold the Fund’s position in Electronic Arts, Inc. before the close of the reporting period.
The Fund’s notable contributors during the period
•	The stock selection model performed well overall during the period, driven by the strong positive guidance provided by the value themes. Of our 22 industry-specific models, 13 outperformed the benchmark, with materials, financials -lending and energy-exploration & production the biggest contributors.
•	Relative to the benchmark, selections within the information technology helped most during the period.
•	Alphabet, Inc. is the parent company of search engine giant Google. The portfolio owns Alphabet Class A shares only. Early in the period, Alphabet reported solid earnings results with robust growth seen across several of its businesses, including YouTube, search, cloud and advertising. We believe, Alphabet (Class A) is increasingly seen by investors as a core large-cap holding given the strong digital advertising backdrop, ongoing strength from cloud, more share repurchases (with its newly authorized $50 billion program) and a reasonable valuation. The portfolio’s overweight in Alphabet (Class A) was based on attractive scores by all three of our themes (value, quality and catalyst) and the models provided positive guidance.
•	Fortinet, Inc., the leading mid-market vendor in the network security firewall market, gained when the company’s management reported strong results across its product offerings and geographies. Further, its billings and revenues accelerated in each of the last four quarters. The portfolio’s overweight in Fortinet was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•	Etsy, Inc. operates an online marketplace offering handmade products such as shoes, clothing, bags, and accessories. Etsy benefitted significantly in 2020 due to the sales of custom facemasks needed in the pandemic. As economies re-opened and mask mandates began to drop, the company’s stock was pressured. Etsy is held in the portfolio given its attractive quality score.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Growth Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,172.50	1,019.55	5.85	5.44	1.08
Advisor Class	1,000.00	1,000.00	1,174.50	1,020.79	4.50	4.18	0.83
Class C	1,000.00	1,000.00	1,169.40	1,015.81	9.90	9.20	1.83
Institutional Class	1,000.00	1,000.00	1,174.80	1,020.79	4.50	4.18	0.83
Institutional 2 Class	1,000.00	1,000.00	1,175.20	1,020.89	4.39	4.08	0.81
Institutional 3 Class	1,000.00	1,000.00	1,175.50	1,021.19	4.07	3.78	0.75
Class R	1,000.00	1,000.00	1,171.80	1,018.30	7.20	6.69	1.33
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Growth Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.0%
Issuer	Shares	Value ($)
Communication Services 12.9%
Entertainment 1.2%
Roku, Inc.(a)	7,906	3,386,219
Take-Two Interactive Software, Inc.(a)	1,667	289,091
Total		3,675,310
Interactive Media & Services 10.1%
Alphabet, Inc., Class A(a)	5,885	15,857,309
Facebook, Inc., Class A(a)	43,125	15,365,438
Pinterest, Inc., Class A(a)	7,700	453,530
Total		31,676,277
Media 1.6%
Charter Communications, Inc., Class A(a)	2,650	1,971,732
Nexstar Media Group, Inc., Class A	20,197	2,970,373
Total		4,942,105
Total Communication Services		40,293,692
Consumer Discretionary 17.6%
Automobiles 1.3%
Tesla Motors, Inc.(a)	6,113	4,200,854
Diversified Consumer Services 0.1%
H&R Block, Inc.	13,839	339,747
Hotels, Restaurants & Leisure 2.9%
Boyd Gaming Corp.(a)	59,514	3,392,298
Darden Restaurants, Inc.	32,000	4,668,160
Travel + Leisure Co.	19,770	1,024,086
Total		9,084,544
Household Durables 1.2%
PulteGroup, Inc.	50,492	2,770,496
Tempur Sealy International, Inc.	19,706	852,679
Total		3,623,175
Internet & Direct Marketing Retail 6.1%
Amazon.com, Inc.(a)	4,125	13,726,309
Etsy, Inc.(a)	18,758	3,442,281
Wayfair, Inc., Class A(a)	7,451	1,798,373
Total		18,966,963
Multiline Retail 0.2%
Target Corp.	1,800	469,890
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 5.8%
Home Depot, Inc. (The)	2,010	659,662
L Brands, Inc.	47,060	3,768,094
Lowe’s Companies, Inc.	30,775	5,930,035
Ross Stores, Inc.	33,432	4,101,772
TJX Companies, Inc. (The)	7,300	502,313
Williams-Sonoma, Inc.	20,589	3,123,351
Total		18,085,227
Total Consumer Discretionary		54,770,400
Consumer Staples 3.6%
Beverages 0.4%
Coca-Cola Co. (The)	20,700	1,180,521
Food & Staples Retailing 0.8%
Costco Wholesale Corp.	5,575	2,395,689
Personal Products 0.6%
Herbalife Nutrition Ltd.(a)	40,546	2,065,413
Tobacco 1.8%
Altria Group, Inc.	116,593	5,601,128
Total Consumer Staples		11,242,751
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
EOG Resources, Inc.	3,432	250,056
Total Energy		250,056
Financials 2.1%
Banks 0.3%
Citizens Financial Group, Inc.	16,471	694,417
Capital Markets 1.8%
T. Rowe Price Group, Inc.	27,797	5,675,036
Total Financials		6,369,453
Health Care 9.0%
Biotechnology 2.9%
AbbVie, Inc.	31,484	3,661,589
ACADIA Pharmaceuticals, Inc.(a)	13,059	282,466
BioMarin Pharmaceutical, Inc.(a)	12,364	948,690
Exact Sciences Corp.(a)	4,975	536,504
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Iovance Biotherapeutics, Inc.(a)	8,199	182,592
Mirati Therapeutics, Inc.(a)	2,745	439,365
Novavax, Inc.(a)	1,511	270,968
Regeneron Pharmaceuticals, Inc.(a)	1,054	605,639
Sage Therapeutics, Inc.(a)	7,947	347,522
Vertex Pharmaceuticals, Inc.(a)	8,561	1,725,726
Total		9,001,061
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	52,189	6,313,825
Hill-Rom Holdings, Inc.	5,269	729,546
Total		7,043,371
Health Care Providers & Services 0.5%
HCA Healthcare, Inc.	1,550	384,710
Molina Healthcare, Inc.(a)	3,997	1,091,221
Total		1,475,931
Life Sciences Tools & Services 3.4%
Agilent Technologies, Inc.	10,400	1,593,592
Avantor, Inc.(a)	103,558	3,891,709
IQVIA Holdings, Inc.(a)	20,491	5,075,621
Total		10,560,922
Total Health Care		28,081,285
Industrials 6.4%
Aerospace & Defense 0.3%
Lockheed Martin Corp.	2,205	819,532
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	16,685	3,192,842
Industrial Conglomerates 0.4%
3M Co.	5,891	1,166,064
Machinery 3.1%
Deere & Co.	4,200	1,518,678
Parker-Hannifin Corp.	15,882	4,955,661
Toro Co. (The)	26,961	3,066,544
Total		9,540,883
Professional Services 1.2%
Booz Allen Hamilton Holdings Corp.	16,917	1,451,648
Robert Half International, Inc.	23,203	2,278,766
Total		3,730,414
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 0.4%
Old Dominion Freight Line, Inc.	5,300	1,426,495
Total Industrials		19,876,230
Information Technology 44.5%
IT Services 5.8%
Accenture PLC, Class A	25,196	8,004,265
Gartner, Inc.(a)	15,391	4,074,460
MasterCard, Inc., Class A	10,493	4,049,669
PayPal Holdings, Inc.(a)	3,912	1,077,873
Visa, Inc., Class A	3,278	807,666
Total		18,013,933
Semiconductors & Semiconductor Equipment 6.6%
Advanced Micro Devices, Inc.(a)	74,610	7,922,836
Broadcom, Inc.	6,955	3,375,957
Lam Research Corp.	9,216	5,874,370
NVIDIA Corp.	13,908	2,711,921
QUALCOMM, Inc.	3,726	558,155
Total		20,443,239
Software 20.0%
Adobe, Inc.(a)	15,906	9,887,647
Autodesk, Inc.(a)	18,424	5,916,499
Cadence Design Systems, Inc.(a)	21,648	3,196,327
Fortinet, Inc.(a)	23,800	6,479,312
Microsoft Corp.	119,266	33,980,076
Zoom Video Communications, Inc., Class A(a)	7,481	2,828,566
Total		62,288,427
Technology Hardware, Storage & Peripherals 12.1%
Apple, Inc.(b)	259,047	37,784,596
Total Information Technology		138,530,195
Materials 0.8%
Paper & Forest Products 0.8%
Louisiana-Pacific Corp.	44,976	2,493,469
Total Materials		2,493,469

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITS) 2.0%
Public Storage	5,294	1,654,269
Simon Property Group, Inc.	37,171	4,702,875
Total		6,357,144
Total Real Estate		6,357,144
Total Common Stocks (Cost $172,132,761)		308,264,675

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(c),(d)	3,202,030	3,201,710
Total Money Market Funds (Cost $3,201,646)		3,201,710
Total Investments in Securities (Cost: $175,334,407)		311,466,385
Other Assets & Liabilities, Net		(174,909)
Net Assets		311,291,476

At July 31, 2021, securities and/or cash totaling $375,590 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	17	09/2021	USD	3,731,075	72,228	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	3,203,526	61,684,118	(61,685,544)	(390)	3,201,710	(549)	4,423	3,202,030
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	40,293,692	—	—	40,293,692
Consumer Discretionary	54,770,400	—	—	54,770,400
Consumer Staples	11,242,751	—	—	11,242,751
Energy	250,056	—	—	250,056
Financials	6,369,453	—	—	6,369,453
Health Care	28,081,285	—	—	28,081,285
Industrials	19,876,230	—	—	19,876,230
Information Technology	138,530,195	—	—	138,530,195
Materials	2,493,469	—	—	2,493,469
Real Estate	6,357,144	—	—	6,357,144
Total Common Stocks	308,264,675	—	—	308,264,675
Money Market Funds	3,201,710	—	—	3,201,710
Total Investments in Securities	311,466,385	—	—	311,466,385
Investments in Derivatives
Asset
Futures Contracts	72,228	—	—	72,228
Total	311,538,613	—	—	311,538,613
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2021	11

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $172,132,761)	$308,264,675
Affiliated issuers (cost $3,201,646)	3,201,710
Receivable for:
Capital shares sold	49,917
Dividends	135,165
Foreign tax reclaims	5,543
Expense reimbursement due from Investment Manager	439
Prepaid expenses	10,328
Total assets	311,667,777
Liabilities
Payable for:
Capital shares purchased	214,838
Variation margin for futures contracts	18,955
Management services fees	6,448
Distribution and/or service fees	1,628
Transfer agent fees	20,449
Compensation of board members	90,898
Other expenses	23,085
Total liabilities	376,301
Net assets applicable to outstanding capital stock	$311,291,476
Represented by
Paid in capital	127,725,305
Total distributable earnings (loss)	183,566,171
Total - representing net assets applicable to outstanding capital stock	$311,291,476
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$168,331,052
Shares outstanding	13,684,705
Net asset value per share	$12.30
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.05
Advisor Class
Net assets	$8,950,829
Shares outstanding	719,115
Net asset value per share	$12.45
Class C
Net assets	$16,556,686
Shares outstanding	1,462,712
Net asset value per share	$11.32
Institutional Class
Net assets	$59,164,274
Shares outstanding	4,732,594
Net asset value per share	$12.50
Institutional 2 Class
Net assets	$4,879,392
Shares outstanding	373,182
Net asset value per share	$13.08
Institutional 3 Class
Net assets	$52,815,688
Shares outstanding	4,172,234
Net asset value per share	$12.66
Class R
Net assets	$593,555
Shares outstanding	48,612
Net asset value per share	$12.21
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2021	13

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$3,477,413
Dividends — affiliated issuers	4,423
Total income	3,481,836
Expenses:
Management services fees	2,612,749
Distribution and/or service fees
Class A	369,420
Class C	161,624
Class R	3,306
Transfer agent fees
Class A	141,501
Advisor Class	8,701
Class C	15,597
Institutional Class	59,557
Institutional 2 Class	3,290
Institutional 3 Class	7,130
Class R	633
Compensation of board members	43,000
Custodian fees	8,285
Printing and postage fees	21,466
Registration fees	108,859
Audit fees	32,250
Legal fees	11,908
Interest on collateral	120
Compensation of chief compliance officer	68
Other	22,668
Total expenses	3,632,132
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(214,530)
Expense reduction	(40)
Total net expenses	3,417,562
Net investment income	64,274
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	149,901,116
Investments — affiliated issuers	(549)
Futures contracts	1,616,882
Net realized gain	151,517,449
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(48,541,480)
Investments — affiliated issuers	(390)
Futures contracts	(193,205)
Net change in unrealized appreciation (depreciation)	(48,735,075)
Net realized and unrealized gain	102,782,374
Net increase in net assets resulting from operations	$102,846,648
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$64,274	$1,682,683
Net realized gain	151,517,449	47,427,644
Net change in unrealized appreciation (depreciation)	(48,735,075)	38,164,857
Net increase in net assets resulting from operations	102,846,648	87,275,184
Distributions to shareholders
Net investment income and net realized gains
Class A	(16,517,358)	(9,893,897)
Advisor Class	(1,028,094)	(691,019)
Class C	(2,060,343)	(1,314,910)
Institutional Class	(7,085,213)	(6,033,624)
Institutional 2 Class	(539,585)	(823,031)
Institutional 3 Class	(24,925,382)	(17,471,258)
Class R	(76,082)	(66,973)
Total distributions to shareholders	(52,232,057)	(36,294,712)
Decrease in net assets from capital stock activity	(176,517,894)	(81,559,797)
Total decrease in net assets	(125,903,303)	(30,579,325)
Net assets at beginning of year	437,194,779	467,774,104
Net assets at end of year	$311,291,476	$437,194,779
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,624,480	18,112,082	1,184,227	10,719,926
Distributions reinvested	1,599,948	16,095,471	1,086,297	9,668,040
Redemptions	(2,611,725)	(28,659,234)	(3,238,323)	(28,888,071)
Net increase (decrease)	612,703	5,548,319	(967,799)	(8,500,105)
Advisor Class
Subscriptions	38,245	428,240	63,891	574,683
Distributions reinvested	100,530	1,021,384	76,587	686,989
Redemptions	(204,702)	(2,415,877)	(264,014)	(2,434,276)
Net decrease	(65,927)	(966,253)	(123,536)	(1,172,604)
Class C
Subscriptions	137,559	1,392,288	246,380	2,065,875
Distributions reinvested	210,627	1,958,831	144,373	1,208,402
Redemptions	(535,675)	(5,403,513)	(802,991)	(6,790,246)
Net decrease	(187,489)	(2,052,394)	(412,238)	(3,515,969)
Institutional Class
Subscriptions	755,754	8,351,219	1,225,023	11,184,545
Distributions reinvested	556,620	5,683,090	568,461	5,121,835
Redemptions	(2,881,823)	(32,220,931)	(4,739,710)	(42,824,514)
Net decrease	(1,569,449)	(18,186,622)	(2,946,226)	(26,518,134)
Institutional 2 Class
Subscriptions	62,573	726,818	208,024	1,984,128
Distributions reinvested	50,570	539,585	87,813	822,806
Redemptions	(162,558)	(1,898,715)	(927,276)	(9,105,514)
Net decrease	(49,415)	(632,312)	(631,439)	(6,298,580)
Institutional 3 Class
Subscriptions	603,259	6,776,431	3,558,111	32,499,067
Distributions reinvested	2,412,568	24,921,832	1,917,600	17,469,332
Redemptions	(18,326,440)	(191,746,196)	(8,590,315)	(84,886,138)
Net decrease	(15,310,613)	(160,047,933)	(3,114,604)	(34,917,739)
Class R
Subscriptions	3,820	41,350	24,908	216,844
Distributions reinvested	7,566	75,662	5,879	52,383
Redemptions	(25,711)	(297,711)	(97,393)	(905,893)
Net decrease	(14,325)	(180,699)	(66,606)	(636,666)
Total net decrease	(16,584,515)	(176,517,894)	(8,262,448)	(81,559,797)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Annual Report 2021

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Columbia Disciplined Growth Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$10.34	(0.01)	3.29	3.28	(0.00)(c)	(1.32)	(1.32)
Year Ended 7/31/2020	$9.24	0.01	1.83	1.84	(0.04)	(0.70)	(0.74)
Year Ended 7/31/2019	$10.11	0.03	0.31	0.34	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.50	0.01	1.85	1.86	(0.03)	(1.22)	(1.25)
Year Ended 7/31/2017	$8.51	0.04	1.45	1.49	(0.04)	(0.46)	(0.50)
Advisor Class
Year Ended 7/31/2021	$10.44	0.02	3.33	3.35	(0.02)	(1.32)	(1.34)
Year Ended 7/31/2020	$9.32	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.18	0.06	0.30	0.36	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.56	0.03	1.87	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.56	0.05	1.47	1.52	(0.06)	(0.46)	(0.52)
Class C
Year Ended 7/31/2021	$9.67	(0.09)	3.06	2.97	—	(1.32)	(1.32)
Year Ended 7/31/2020	$8.71	(0.05)	1.71	1.66	—	(0.70)	(0.70)
Year Ended 7/31/2019	$9.67	(0.03)	0.28	0.25	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.18	(0.06)	1.77	1.71	—	(1.22)	(1.22)
Year Ended 7/31/2017	$8.26	(0.03)	1.41	1.38	—	(0.46)	(0.46)
Institutional Class
Year Ended 7/31/2021	$10.48	0.02	3.34	3.36	(0.02)	(1.32)	(1.34)
Year Ended 7/31/2020	$9.36	0.04	1.84	1.88	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.21	0.06	0.31	0.37	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.59	0.04	1.86	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.58	0.05	1.48	1.53	(0.06)	(0.46)	(0.52)
Institutional 2 Class
Year Ended 7/31/2021	$10.91	0.02	3.50	3.52	(0.03)	(1.32)	(1.35)
Year Ended 7/31/2020	$9.71	0.05	1.92	1.97	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.55	0.07	0.32	0.39	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.87	0.04	1.92	1.96	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.82	0.06	1.52	1.58	(0.07)	(0.46)	(0.53)
Institutional 3 Class
Year Ended 7/31/2021	$10.60	0.02	3.39	3.41	(0.03)	(1.32)	(1.35)
Year Ended 7/31/2020	$9.46	0.05	1.86	1.91	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.31	0.07	0.31	0.38	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.67	0.05	1.88	1.93	(0.07)	(1.22)	(1.29)
Year Ended 7/31/2017	$8.65	0.06	1.50	1.56	(0.08)	(0.46)	(0.54)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$12.30	34.51%	1.17%(d)	1.10%(d),(e)	(0.09%)	87%	$168,331
Year Ended 7/31/2020	$10.34	21.22%	1.17%	1.16%	0.16%	78%	$135,119
Year Ended 7/31/2019	$9.24	4.98%	1.17%	1.17%	0.37%	78%	$129,678
Year Ended 7/31/2018	$10.11	20.79%	1.17%	1.17%(e)	0.12%	82%	$130,693
Year Ended 7/31/2017	$9.50	18.37%	1.22%	1.20%(e)	0.43%	81%	$114,369
Advisor Class
Year Ended 7/31/2021	$12.45	34.98%	0.92%(d)	0.85%(d),(e)	0.16%	87%	$8,951
Year Ended 7/31/2020	$10.44	21.56%	0.92%	0.91%	0.41%	78%	$8,198
Year Ended 7/31/2019	$9.32	5.17%	0.92%	0.92%	0.62%	78%	$8,471
Year Ended 7/31/2018	$10.18	21.06%	0.92%	0.92%(e)	0.34%	82%	$7,947
Year Ended 7/31/2017	$9.56	18.68%	0.95%	0.94%(e)	0.58%	81%	$4,213
Class C
Year Ended 7/31/2021	$11.32	33.62%	1.92%(d)	1.85%(d),(e)	(0.84%)	87%	$16,557
Year Ended 7/31/2020	$9.67	20.29%	1.92%	1.91%	(0.59%)	78%	$15,962
Year Ended 7/31/2019	$8.71	4.19%	1.92%	1.92%	(0.38%)	78%	$17,964
Year Ended 7/31/2018	$9.67	19.77%	1.92%	1.92%(e)	(0.62%)	82%	$21,203
Year Ended 7/31/2017	$9.18	17.44%	1.96%	1.95%(e)	(0.35%)	81%	$23,034
Institutional Class
Year Ended 7/31/2021	$12.50	34.93%	0.92%(d)	0.85%(d),(e)	0.16%	87%	$59,164
Year Ended 7/31/2020	$10.48	21.46%	0.92%	0.91%	0.42%	78%	$66,065
Year Ended 7/31/2019	$9.36	5.26%	0.92%	0.92%	0.61%	78%	$86,537
Year Ended 7/31/2018	$10.21	20.99%	0.92%	0.92%(e)	0.37%	82%	$123,250
Year Ended 7/31/2017	$9.59	18.76%	0.95%	0.94%(e)	0.56%	81%	$109,911
Institutional 2 Class
Year Ended 7/31/2021	$13.08	35.00%	0.89%(d)	0.82%(d)	0.18%	87%	$4,879
Year Ended 7/31/2020	$10.91	21.59%	0.86%	0.85%	0.51%	78%	$4,611
Year Ended 7/31/2019	$9.71	5.27%	0.86%	0.85%	0.70%	78%	$10,235
Year Ended 7/31/2018	$10.55	21.10%	0.87%	0.85%	0.38%	82%	$12,184
Year Ended 7/31/2017	$9.87	18.83%	0.87%	0.85%	0.69%	81%	$4,895
Institutional 3 Class
Year Ended 7/31/2021	$12.66	35.05%	0.82%(d)	0.77%(d)	0.20%	87%	$52,816
Year Ended 7/31/2020	$10.60	21.58%	0.81%	0.79%	0.53%	78%	$206,590
Year Ended 7/31/2019	$9.46	5.35%	0.80%	0.80%	0.75%	78%	$213,693
Year Ended 7/31/2018	$10.31	21.17%	0.81%	0.80%	0.49%	82%	$266,180
Year Ended 7/31/2017	$9.67	18.91%	0.81%	0.81%	0.62%	81%	$242,867
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 7/31/2021	$10.34	(0.04)	3.27	3.23	(0.04)	(1.32)	(1.36)
Year Ended 7/31/2020	$9.24	(0.01)	1.83	1.82	(0.02)	(0.70)	(0.72)
Year Ended 7/31/2019	$10.13	0.01	0.31	0.32	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.53	(0.01)	1.84	1.83	(0.01)	(1.22)	(1.23)
Year Ended 7/31/2017	$8.53	0.01	1.47	1.48	(0.02)	(0.46)	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Growth Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 7/31/2021	$12.21	34.18%	1.42%(d)	1.35%(d),(e)	(0.34%)	87%	$594
Year Ended 7/31/2020	$10.34	20.93%	1.42%	1.41%	(0.07%)	78%	$651
Year Ended 7/31/2019	$9.24	4.74%	1.42%	1.42%	0.12%	78%	$1,197
Year Ended 7/31/2018	$10.13	20.32%	1.42%	1.42%(e)	(0.13%)	82%	$1,352
Year Ended 7/31/2017	$9.53	18.18%	1.46%	1.44%(e)	0.11%	81%	$1,063
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2021	21

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Disciplined Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the
Columbia Disciplined Growth Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
July 31, 2021
ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
24	Columbia Disciplined Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	72,228*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,616,882

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(193,205)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,830,841

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Growth Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
July 31, 2021
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.75% of the Fund’s average daily net assets.
26	Columbia Disciplined Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia Disciplined Growth Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
July 31, 2021
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $52,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	103,088
Class C	—	1.00(b)	590

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.10%	1.16%
Advisor Class	0.85	0.91
Class C	1.85	1.91
Institutional Class	0.85	0.91
Institutional 2 Class	0.81	0.85
Institutional 3 Class	0.75	0.79
Class R	1.35	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
28	Columbia Disciplined Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares and redemption in kind. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
9,625	(77,130,446)	77,120,821
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,882,939	46,349,118	52,232,057	2,936,014	33,358,698	36,294,712
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
21,145,427	26,873,142	—	135,637,431
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
175,901,182	138,002,658	(2,365,227)	135,637,431
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Disciplined Growth Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $304,187,340 and $531,736,692, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Redemption-in-kind
Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended July 31, 2021, securities and other assets with a value of $165,765,549 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $71,509,758, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
30	Columbia Disciplined Growth Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The Fund had no borrowings during the year ended July 31, 2021.
Note 10. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, one unaffiliated shareholder of record owned 19.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 51.2% of the outstanding shares of the Fund in one or more accounts. Subscription and
Columbia Disciplined Growth Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Disciplined Growth Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Growth Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Growth Fund | Annual Report 2021	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
22.21%	22.08%	1.08%	$53,646,387
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
34	Columbia Disciplined Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Disciplined Growth Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia Disciplined Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Disciplined Growth Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
38	Columbia Disciplined Growth Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Disciplined Growth Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40	Columbia Disciplined Growth Fund | Annual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Growth Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
●	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
●	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
●	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
●	Terms of the Management Agreement;
●	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
●	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
●	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
●	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
●	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
●	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
●	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Disciplined Growth Fund | Annual Report 2021	41

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the management team) had been taken or are contemplated to help improve the Fund’s performance.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
42	Columbia Disciplined Growth Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Disciplined Growth Fund | Annual Report 2021	43

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
44	Columbia Disciplined Growth Fund | Annual Report 2021

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Columbia Disciplined Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN178_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Disciplined Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Disciplined Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Value Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2019
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since June 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2021 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/08	40.74	10.85	11.57
	Including sales charges		32.70	9.54	10.91
Advisor Class*		06/01/15	41.09	11.12	11.74
Class C	Excluding sales charges	08/01/08	39.78	10.02	10.74
	Including sales charges		38.78	10.02	10.74
Institutional Class		09/27/10	41.04	11.11	11.85
Institutional 2 Class*		06/01/15	41.32	11.26	11.82
Institutional 3 Class*		06/01/15	41.28	11.32	11.85
Class R		08/01/08	40.32	10.56	11.29
Class V	Excluding sales charges	03/07/11	40.72	10.86	11.55
	Including sales charges		32.66	9.55	10.89
Russell 1000 Value Index			39.32	11.41	12.08
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Disciplined Value Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2021)
Communication Services	8.7
Consumer Discretionary	5.9
Consumer Staples	7.0
Energy	4.5
Financials	20.2
Health Care	17.9
Industrials	12.2
Information Technology	10.4
Materials	4.1
Real Estate	4.4
Utilities	4.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Value Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 40.74% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 39.32% for the same time period.
Market overview
U.S. equities delivered substantial gains for the 12 months ended July 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end, marked by some spikes in volatility on headlines around increasing COVID-19 cases and stalled talks on further stimulus. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsized gains in faster growing market segments such as mega-cap technology stocks, the second half of the year saw a rotation into more economically sensitive, value-oriented market segments. For the 12-month period, value stocks edged out growth stocks, as measured by the Russell 1000 Value Index versus the Russell 1000 Growth Index. Within the Fund’s benchmark, the financials, consumer discretionary and industrials sectors led performance, while the utilities, consumer staples and health care sectors trailed.
For the annual period that ended July 31, 2021, small-cap and value stocks led markets higher as economic activity rebounded following the initial COVID-19 lockdowns. The Russell 2000 Index returned 51.97% compared to the 37.97% return of the Russell 1000 Index. With improving economic expectations, value strategies outperformed growth strategies across the capitalization spectrum. Stocks characterized by high volatility, high sales-to-price, high book-to-price and high forward earnings-to-price (E/P) were in favor during the annual period. Conversely, high momentum and high growth characteristics detracted during the annual period.
We divide the metrics for our stock selection model into three broad categories: quality, valuation, and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon an aggregation of the metrics within these categories. We followed our portfolio construction process that allocates capital to the models’ ideas while integrating risk management. Changes in individual security positions during the annual period were primarily the result of the Fund’s bottom-up stock selection process. While there were some changes in sector allocations over time, all changes were quite modest, as we maintained our sector neutral investment approach. Due to the severe disparity in how COVID-19 lockdowns had impacted company earnings (with stocks in travel and hospitality being particularly hard hit), we developed a Back-To-Normal (BTN) score which was intended to measure each stock’s sensitivity to economic re-opening. We monitored BTN exposure within our portfolios and made small adjustments as necessary in an effort to reduce risk on either side of this global recovery trade.
We continued to actively research and make enhancements to our stock selection models. During the year, we developed a real-time accelerating/decelerating regime indicator to measure economic conditions in the cyclical Information Technology-Semiconductor sector. We then built separate accelerating and decelerating stock-selection models for this sector. Using a switching process, we now blend these models based on our forecast of the probability of the industry’s growth acceleration. This adaptive Semiconductors model takes on risk-on characteristics in accelerating periods and risk-off characteristics in decelerating periods. This roll-out also included 4 new factors to our models: R&D intensity, asset turnover, relative book-to-price and relative sales-to-price.
The Fund’s notable contributors during the period
•	The stock selection model performed well overall during the period, driven by the strong positive guidance provided by the value themes. Of our 22 industry-specific models, 13 outperformed the benchmark, with materials, financials -lending and energy-exploration & production the biggest contributors.
•	Relative to the benchmark, selections within the financials, industrials and materials sectors, helped most.
•	Travel + Leisure Co., which is the world’s leading membership and leisure travel company, with a portfolio of resorts, travel clubs and lifestyle travel brands. Its shares rallied strongly as the company saw an uptick in reservations for the
Columbia Disciplined Value Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
second half of 2021 at a rate approaching pre-pandemic levels amid the reopening of the economy and pent-up demand for travel. The portfolio’s overweight in Travel + Leisure was driven by attractive metrics in all three components of our stock selection model – value, quality and catalyst, which proved effective.
•	Morgan Stanley delivered strong performance during the period, contributing to Fund results. Strong equity markets boosted revenue in the company’s Wealth Management division and Capital Markets division, which benefited from increased trading activity. The portfolio’s overweight in Morgan Stanley was the result of the company’s attractive quality and catalyst themes in our stock selection model, which proved effective during the period.
•	Target Corporation, a general merchandise discount retailer, experienced a double-digit share price gain during the third quarter of 2020, similarly benefiting from the COVID-19 pandemic-driven environment, wherein demand for discount retail and online shopping increased significantly. The portfolio’s overweight in Target was based on all three of our stock selection themes —value, quality and catalyst, which delivered effective guidance.
The Fund’s notable detractors during the period
•	The quality and catalyst themes of the stock selection model provided negative guidance during the period. Energy-equipment & services, consumer discretionary-auto & durables and information technology-hardware were the biggest detractors during the annual period.
•	Relative to the benchmark, stock selection within the real estate, communication services and consumer staples sectors detracted most from performance.
•	Kimberly-Clark Corp., a U.S.-based global health and hygiene-focused consumer staples company experienced a share price decline based on third-quarter 2020 earnings report that showed lower margins as well as forward guidance that missed consensus expectations. The portfolio’s overweight in Kimberly-Clark was established based on our quality and value themes, but the models delivered negative guidance.
•	Electronic Arts Inc., a U.S.-based gaming company, missed earnings guidance at year end due to adverse timing of product releases which contributed to the stock underperforming. With continuously industry-competitive cash flow and shareholder value, the stock remains a strong-buy according to the quantitative model. In our view, the company had particularly attractive profitability, relative to its expenditures.
•	Merck & Co., Inc., a pharmaceuticals company, saw its shares decline in the second half of the period. Despite being well-positioned to provide shareholder value and a history of producing stable cash flows relative to its capital structure and peers, investors viewed the pandemic as having drastically changed the vaccine industry, once dominated by the likes of Merck. The company may be challenged as the pandemic created an entry point for upstarts which haven’t had to hire sales forces given government help with distribution. The company scored well in our value and catalyst themes.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Value Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,211.90	1,019.55	5.96	5.44	1.08
Advisor Class	1,000.00	1,000.00	1,212.80	1,020.79	4.58	4.18	0.83
Class C	1,000.00	1,000.00	1,208.00	1,015.81	10.07	9.20	1.83
Institutional Class	1,000.00	1,000.00	1,213.90	1,020.79	4.58	4.18	0.83
Institutional 2 Class	1,000.00	1,000.00	1,214.40	1,021.49	3.81	3.48	0.69
Institutional 3 Class	1,000.00	1,000.00	1,213.90	1,021.74	3.53	3.23	0.64
Class R	1,000.00	1,000.00	1,210.10	1,018.30	7.33	6.69	1.33
Class V	1,000.00	1,000.00	1,212.60	1,019.55	5.96	5.44	1.08
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Value Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 8.7%
Diversified Telecommunication Services 2.3%
Verizon Communications, Inc.	88,200	4,919,796
Entertainment 1.4%
Activision Blizzard, Inc.	29,056	2,429,663
Walt Disney Co. (The)(a)	3,150	554,463
Total		2,984,126
Interactive Media & Services 3.0%
Alphabet, Inc., Class A(a)	2,396	6,456,094
Media 2.0%
Interpublic Group of Companies, Inc. (The)	98,310	3,476,242
Nexstar Media Group, Inc., Class A	5,550	816,238
Total		4,292,480
Total Communication Services		18,652,496
Consumer Discretionary 5.9%
Hotels, Restaurants & Leisure 1.4%
Royal Caribbean Cruises Ltd.(a)	3,300	253,671
Travel + Leisure Co.	51,568	2,671,222
Total		2,924,893
Household Durables 1.3%
Lennar Corp., Class A	7,962	837,204
PulteGroup, Inc.	35,404	1,942,618
Total		2,779,822
Multiline Retail 1.7%
Target Corp.	14,351	3,746,329
Specialty Retail 1.5%
AutoNation, Inc.(a)	23,100	2,802,723
Dick’s Sporting Goods, Inc.	3,400	354,076
Total		3,156,799
Total Consumer Discretionary		12,607,843
Consumer Staples 6.9%
Beverages 0.6%
Coca-Cola Co. (The)	21,800	1,243,254
Food & Staples Retailing 0.2%
Walmart, Inc.	3,468	494,363
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 3.0%
Colgate-Palmolive Co.	11,280	896,760
Kimberly-Clark Corp.	2,189	297,091
Procter & Gamble Co. (The)	38,067	5,414,270
Total		6,608,121
Tobacco 3.1%
Altria Group, Inc.	64,209	3,084,600
Philip Morris International, Inc.	35,423	3,545,488
Total		6,630,088
Total Consumer Staples		14,975,826
Energy 4.4%
Oil, Gas & Consumable Fuels 4.4%
Chevron Corp.(b)	41,391	4,214,018
ConocoPhillips Co.	4,699	263,426
EOG Resources, Inc.	49,900	3,635,714
Exxon Mobil Corp.	5,100	293,607
HollyFrontier Corp.	39,193	1,152,274
Total		9,559,039
Total Energy		9,559,039
Financials 20.1%
Banks 6.1%
Bank of America Corp.	51,133	1,961,462
Citigroup, Inc.	73,615	4,977,846
JPMorgan Chase & Co.	29,557	4,486,162
Popular, Inc.	23,279	1,693,780
Total		13,119,250
Capital Markets 5.6%
BlackRock, Inc.	4,805	4,166,752
Goldman Sachs Group, Inc. (The)	1,719	644,419
Morgan Stanley	57,395	5,508,772
T. Rowe Price Group, Inc.	8,900	1,817,024
Total		12,136,967
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 3.3%
Ally Financial, Inc.	67,226	3,452,727
Capital One Financial Corp.	12,150	1,964,655
SLM Corp.	86,300	1,625,029
Total		7,042,411
Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B(a)	7,388	2,056,006
Insurance 4.2%
Marsh & McLennan Companies, Inc.	16,300	2,399,686
MetLife, Inc.	57,246	3,303,094
Progressive Corp. (The)	35,200	3,349,632
Total		9,052,412
Total Financials		43,407,046
Health Care 17.8%
Biotechnology 1.6%
BioMarin Pharmaceutical, Inc.(a)	2,675	205,253
Gilead Sciences, Inc.	12,912	881,760
Iovance Biotherapeutics, Inc.(a)	8,000	178,160
Mirati Therapeutics, Inc.(a)	1,850	296,111
Regeneron Pharmaceuticals, Inc.(a)	1,475	847,550
United Therapeutics Corp.(a)	1,177	214,132
Vertex Pharmaceuticals, Inc.(a)	4,200	846,636
Total		3,469,602
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	9,995	1,209,195
Becton Dickinson and Co.	4,450	1,138,087
Medtronic PLC	23,473	3,082,240
Total		5,429,522
Health Care Providers & Services 4.3%
Cigna Corp.	9,300	2,134,257
CVS Health Corp.	17,426	1,435,205
McKesson Corp.	9,200	1,875,236
Molina Healthcare, Inc.(a)	13,900	3,794,839
Total		9,239,537
Life Sciences Tools & Services 1.5%
IQVIA Holdings, Inc.(a)	13,400	3,319,180
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 7.9%
Bristol-Myers Squibb Co.	74,148	5,032,425
Horizon Therapeutics PLC(a)	2,258	225,845
Johnson & Johnson	32,278	5,558,272
Pfizer, Inc.	143,788	6,155,564
Total		16,972,106
Total Health Care		38,429,947
Industrials 12.1%
Aerospace & Defense 0.3%
L3Harris Technologies, Inc.	2,836	643,035
Airlines 0.1%
Southwest Airlines Co.(a)	6,110	308,677
Building Products 1.8%
Johnson Controls International PLC	48,400	3,456,728
Owens Corning	4,600	442,336
Total		3,899,064
Commercial Services & Supplies 0.2%
Clean Harbors, Inc.(a)	4,100	389,500
Electrical Equipment 4.2%
Eaton Corp. PLC	30,034	4,746,874
Emerson Electric Co.	42,133	4,250,798
Total		8,997,672
Industrial Conglomerates 0.3%
3M Co.	2,890	572,047
Machinery 2.4%
Parker-Hannifin Corp.	12,148	3,790,540
Snap-On, Inc.	6,900	1,504,062
Total		5,294,602
Professional Services 0.2%
Robert Half International, Inc.	3,402	334,110
Road & Rail 2.6%
CSX Corp.	78,786	2,546,364
Norfolk Southern Corp.	3,051	786,639
Ryder System, Inc.	21,600	1,644,840
Union Pacific Corp.	3,346	731,971
Total		5,709,814
Total Industrials		26,148,521

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 10.4%
Communications Equipment 2.8%
Cisco Systems, Inc.	110,296	6,107,090
Electronic Equipment, Instruments & Components 0.2%
SYNNEX Corp.	3,478	415,760
IT Services 3.4%
Accenture PLC, Class A	12,025	3,820,102
Automatic Data Processing, Inc.	8,650	1,813,300
Fidelity National Information Services, Inc.	8,400	1,252,020
Fiserv, Inc.(a)	2,831	325,876
Total		7,211,298
Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	68,988	3,706,035
Texas Instruments, Inc.	7,000	1,334,340
Total		5,040,375
Software 1.7%
Synopsys, Inc.(a)	12,550	3,614,274
Total Information Technology		22,388,797
Materials 4.1%
Chemicals 1.7%
Dow, Inc.	59,818	3,718,287
Metals & Mining 2.3%
Freeport-McMoRan, Inc.	26,200	998,220
Reliance Steel & Aluminum Co.	24,279	3,815,445
Total		4,813,665
Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	4,100	227,304
Total Materials		8,759,256
Real Estate 4.4%
Equity Real Estate Investment Trusts (REITS) 4.4%
Prologis, Inc.	18,203	2,330,712
Public Storage	3,175	992,124
Simon Property Group, Inc.	20,500	2,593,660
Weyerhaeuser Co.	104,200	3,514,666
Total		9,431,162
Total Real Estate		9,431,162
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 4.6%
Electric Utilities 3.8%
Duke Energy Corp.	19,800	2,081,178
Exelon Corp.	71,510	3,346,668
NRG Energy, Inc.	52,415	2,161,595
Southern Co. (The)	9,500	606,765
Total		8,196,206
Gas Utilities 0.7%
National Fuel Gas Co.	16,100	828,023
UGI Corp.	14,300	657,657
Total		1,485,680
Multi-Utilities 0.1%
MDU Resources Group, Inc.	9,500	301,340
Total Utilities		9,983,226
Total Common Stocks (Cost $166,837,685)		214,343,159

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(c),(d)	1,197,011	1,196,891
Total Money Market Funds (Cost $1,196,860)		1,196,891
Total Investments in Securities (Cost: $168,034,545)		215,540,050
Other Assets & Liabilities, Net		153,311
Net Assets		215,693,361

At July 31, 2021, securities and/or cash totaling $122,172 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	8	09/2021	USD	1,755,800	55,585	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2021.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	8,382,938	40,701,080	(47,886,082)	(1,045)	1,196,891	520	6,027	1,197,011
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	18,652,496	—	—	18,652,496
Consumer Discretionary	12,607,843	—	—	12,607,843
Consumer Staples	14,975,826	—	—	14,975,826
Energy	9,559,039	—	—	9,559,039
Financials	43,407,046	—	—	43,407,046
Health Care	38,429,947	—	—	38,429,947
Industrials	26,148,521	—	—	26,148,521
Information Technology	22,388,797	—	—	22,388,797
Materials	8,759,256	—	—	8,759,256
Real Estate	9,431,162	—	—	9,431,162
Utilities	9,983,226	—	—	9,983,226
Total Common Stocks	214,343,159	—	—	214,343,159
Money Market Funds	1,196,891	—	—	1,196,891
Total Investments in Securities	215,540,050	—	—	215,540,050
Investments in Derivatives
Asset
Futures Contracts	55,585	—	—	55,585
Total	215,595,635	—	—	215,595,635
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Annual Report 2021

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $166,837,685)	$214,343,159
Affiliated issuers (cost $1,196,860)	1,196,891
Receivable for:
Capital shares sold	174,089
Dividends	357,746
Foreign tax reclaims	2,321
Prepaid expenses	9,904
Total assets	216,084,110
Liabilities
Payable for:
Capital shares purchased	253,108
Variation margin for futures contracts	8,395
Management services fees	4,444
Distribution and/or service fees	1,266
Transfer agent fees	19,057
Compensation of board members	81,315
Other expenses	23,164
Total liabilities	390,749
Net assets applicable to outstanding capital stock	$215,693,361
Represented by
Paid in capital	129,885,819
Total distributable earnings (loss)	85,807,542
Total - representing net assets applicable to outstanding capital stock	$215,693,361
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2021	13

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$65,697,963
Shares outstanding	5,858,582
Net asset value per share	$11.21
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.89
Advisor Class
Net assets	$1,893,210
Shares outstanding	166,877
Net asset value per share	$11.34
Class C
Net assets	$8,388,640
Shares outstanding	772,659
Net asset value per share	$10.86
Institutional Class
Net assets	$38,093,760
Shares outstanding	3,355,364
Net asset value per share	$11.35
Institutional 2 Class
Net assets	$854,605
Shares outstanding	75,446
Net asset value per share	$11.33
Institutional 3 Class
Net assets	$16,724,858
Shares outstanding	1,473,082
Net asset value per share	$11.35
Class R
Net assets	$1,192,661
Shares outstanding	106,165
Net asset value per share	$11.23
Class V
Net assets	$82,847,664
Shares outstanding	7,413,238
Net asset value per share	$11.18
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$11.86
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$9,305,799
Dividends — affiliated issuers	6,027
Foreign taxes withheld	(11,742)
Total income	9,300,084
Expenses:
Management services fees	2,623,540
Distribution and/or service fees
Class A	155,207
Class C	76,861
Class R	7,698
Class V	183,940
Transfer agent fees
Class A	139,112
Advisor Class	3,632
Class C	17,100
Institutional Class	160,747
Institutional 2 Class	458
Institutional 3 Class	9,416
Class R	3,600
Class V	162,826
Compensation of board members	40,792
Custodian fees	9,860
Printing and postage fees	21,690
Registration fees	113,380
Audit fees	29,500
Legal fees	11,744
Interest on collateral	201
Compensation of chief compliance officer	69
Other	24,894
Total expenses	3,796,267
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(660,054)
Expense reduction	(1,811)
Total net expenses	3,134,402
Net investment income	6,165,682
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	99,436,839
Investments — affiliated issuers	520
Futures contracts	2,540,040
Net realized gain	101,977,399
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	18,479,344
Investments — affiliated issuers	(1,045)
Futures contracts	(723,545)
Net change in unrealized appreciation (depreciation)	17,754,754
Net realized and unrealized gain	119,732,153
Net increase in net assets resulting from operations	$125,897,835
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2021	15

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$6,165,682	$13,547,636
Net realized gain	101,977,399	8,275,561
Net change in unrealized appreciation (depreciation)	17,754,754	(64,343,636)
Net increase (decrease) in net assets resulting from operations	125,897,835	(42,520,439)
Distributions to shareholders
Net investment income and net realized gains
Class A	(935,790)	(7,331,422)
Advisor Class	(27,597)	(202,052)
Class C	(68,073)	(1,110,285)
Institutional Class	(1,108,592)	(11,129,827)
Institutional 2 Class	(12,838)	(110,104)
Institutional 3 Class	(6,725,939)	(44,122,254)
Class R	(20,460)	(257,293)
Class V	(1,098,974)	(7,652,395)
Total distributions to shareholders	(9,998,263)	(71,915,632)
Decrease in net assets from capital stock activity	(423,679,936)	(71,421,348)
Total decrease in net assets	(307,780,364)	(185,857,419)
Net assets at beginning of year	523,473,725	709,331,144
Net assets at end of year	$215,693,361	$523,473,725
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,182,048	11,582,618	1,313,288	11,042,013
Distributions reinvested	65,135	595,337	563,724	5,118,614
Redemptions	(2,400,043)	(23,548,706)	(2,614,977)	(22,239,596)
Net decrease	(1,152,860)	(11,370,751)	(737,965)	(6,078,969)
Advisor Class
Subscriptions	50,248	511,399	43,309	389,692
Distributions reinvested	2,986	27,556	22,006	201,791
Redemptions	(73,797)	(705,411)	(188,926)	(1,749,143)
Net decrease	(20,563)	(166,456)	(123,611)	(1,157,660)
Class C
Subscriptions	76,860	768,997	52,636	449,352
Distributions reinvested	7,389	65,686	112,170	991,586
Redemptions	(216,784)	(2,010,291)	(523,630)	(4,341,107)
Net decrease	(132,535)	(1,175,608)	(358,824)	(2,900,169)
Institutional Class
Subscriptions	925,921	8,909,439	2,152,137	18,282,649
Distributions reinvested	114,918	1,061,837	1,081,019	9,912,947
Redemptions	(7,861,197)	(77,923,712)	(4,547,703)	(39,555,841)
Net decrease	(6,820,358)	(67,952,436)	(1,314,547)	(11,360,245)
Institutional 2 Class
Subscriptions	12,360	114,905	31,358	284,447
Distributions reinvested	1,389	12,793	12,017	109,840
Redemptions	(10,265)	(92,219)	(96,247)	(882,950)
Net increase (decrease)	3,484	35,479	(52,872)	(488,663)
Institutional 3 Class
Subscriptions	1,738,620	16,326,230	2,782,587	23,789,988
Distributions reinvested	714,523	6,595,050	4,816,811	44,121,989
Redemptions	(38,664,360)	(360,236,200)	(13,916,788)	(117,532,399)
Net decrease	(36,211,217)	(337,314,920)	(6,317,390)	(49,620,422)
Class R
Subscriptions	35,870	358,795	60,621	561,183
Distributions reinvested	2,221	20,368	25,240	229,935
Redemptions	(143,014)	(1,379,684)	(159,893)	(1,331,671)
Net decrease	(104,923)	(1,000,521)	(74,032)	(540,553)
Class V
Subscriptions	96,400	892,999	54,785	452,720
Distributions reinvested	106,284	968,249	746,544	6,756,219
Redemptions	(699,352)	(6,595,971)	(757,284)	(6,483,606)
Net increase (decrease)	(496,668)	(4,734,723)	44,045	725,333
Total net decrease	(44,935,640)	(423,679,936)	(8,935,196)	(71,421,348)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$8.09	0.14	3.12	3.26	(0.14)	—	(0.14)
Year Ended 7/31/2020	$9.63	0.16	(0.70)	(0.54)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.82	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.32	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.17	0.19	1.11	1.30	(0.15)	—	(0.15)
Advisor Class
Year Ended 7/31/2021	$8.18	0.17	3.15	3.32	(0.16)	—	(0.16)
Year Ended 7/31/2020	$9.73	0.19	(0.72)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.92	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.41	0.16	1.16	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.25	0.23	1.10	1.33	(0.17)	—	(0.17)
Class C
Year Ended 7/31/2021	$7.84	0.07	3.03	3.10	(0.08)	—	(0.08)
Year Ended 7/31/2020	$9.36	0.09	(0.68)	(0.59)	(0.10)	(0.83)	(0.93)
Year Ended 7/31/2019	$10.54	0.08	(0.32)	(0.24)	(0.07)	(0.87)	(0.94)
Year Ended 7/31/2018	$10.07	0.06	1.11	1.17	(0.13)	(0.57)	(0.70)
Year Ended 7/31/2017	$8.96	0.11	1.08	1.19	(0.08)	—	(0.08)
Institutional Class
Year Ended 7/31/2021	$8.19	0.17	3.15	3.32	(0.16)	—	(0.16)
Year Ended 7/31/2020	$9.74	0.18	(0.71)	(0.53)	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.93	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.42	0.17	1.15	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.26	0.23	1.10	1.33	(0.17)	—	(0.17)
Institutional 2 Class
Year Ended 7/31/2021	$8.17	0.18	3.16	3.34	(0.18)	—	(0.18)
Year Ended 7/31/2020	$9.72	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.91	0.19	(0.31)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.39	0.18	1.15	1.33	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.24	0.29	1.04	1.33	(0.18)	—	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$11.21	40.74%	1.31%(c)	1.09%(c),(d)	1.46%	79%	$65,698
Year Ended 7/31/2020	$8.09	(6.75%)	1.26%	1.12%(d)	1.83%	80%	$56,748
Year Ended 7/31/2019	$9.63	(0.87%)	1.23%	1.15%	1.57%	90%	$74,650
Year Ended 7/31/2018	$10.82	12.62%	1.22%	1.15%(d)	1.33%	86%	$78,335
Year Ended 7/31/2017	$10.32	14.23%	1.21%	1.16%(d)	1.94%	78%	$72,684
Advisor Class
Year Ended 7/31/2021	$11.34	41.09%	1.06%(c)	0.84%(c),(d)	1.71%	79%	$1,893
Year Ended 7/31/2020	$8.18	(6.55%)	1.01%	0.87%(d)	2.12%	80%	$1,534
Year Ended 7/31/2019	$9.73	(0.57%)	0.98%	0.90%	1.81%	90%	$3,026
Year Ended 7/31/2018	$10.92	12.87%	0.98%	0.90%(d)	1.51%	86%	$7,986
Year Ended 7/31/2017	$10.41	14.47%	0.97%	0.91%(d)	2.35%	78%	$5,845
Class C
Year Ended 7/31/2021	$10.86	39.78%	2.06%(c)	1.84%(c),(d)	0.71%	79%	$8,389
Year Ended 7/31/2020	$7.84	(7.45%)	2.01%	1.87%(d)	1.09%	80%	$7,100
Year Ended 7/31/2019	$9.36	(1.66%)	1.98%	1.90%	0.83%	90%	$11,835
Year Ended 7/31/2018	$10.54	11.82%	1.97%	1.90%(d)	0.59%	86%	$14,761
Year Ended 7/31/2017	$10.07	13.34%	1.96%	1.91%(d)	1.18%	78%	$13,852
Institutional Class
Year Ended 7/31/2021	$11.35	41.04%	1.07%(c)	0.84%(c),(d)	1.75%	79%	$38,094
Year Ended 7/31/2020	$8.19	(6.53%)	1.01%	0.87%(d)	2.07%	80%	$83,333
Year Ended 7/31/2019	$9.74	(0.57%)	0.98%	0.90%	1.80%	90%	$111,873
Year Ended 7/31/2018	$10.93	12.86%	0.97%	0.90%(d)	1.58%	86%	$206,950
Year Ended 7/31/2017	$10.42	14.46%	0.97%	0.91%(d)	2.33%	78%	$175,663
Institutional 2 Class
Year Ended 7/31/2021	$11.33	41.32%	0.90%(c)	0.70%(c)	1.84%	79%	$855
Year Ended 7/31/2020	$8.17	(6.42%)	0.84%	0.73%	2.20%	80%	$588
Year Ended 7/31/2019	$9.72	(0.44%)	0.83%	0.76%	1.96%	90%	$1,213
Year Ended 7/31/2018	$10.91	13.09%	0.83%	0.78%	1.70%	86%	$1,286
Year Ended 7/31/2017	$10.39	14.50%	0.85%	0.82%	2.90%	78%	$977
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$8.19	0.19	3.15	3.34	(0.18)	—	(0.18)
Year Ended 7/31/2020	$9.74	0.20	(0.71)	(0.51)	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.93	0.20	(0.32)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.41	0.19	1.15	1.34	(0.25)	(0.57)	(0.82)
Year Ended 7/31/2017	$9.25	0.32	1.02	1.34	(0.18)	—	(0.18)
Class R
Year Ended 7/31/2021	$8.11	0.12	3.12	3.24	(0.12)	—	(0.12)
Year Ended 7/31/2020	$9.65	0.14	(0.70)	(0.56)	(0.15)	(0.83)	(0.98)
Year Ended 7/31/2019	$10.83	0.13	(0.31)	(0.18)	(0.13)	(0.87)	(1.00)
Year Ended 7/31/2018	$10.33	0.12	1.13	1.25	(0.18)	(0.57)	(0.75)
Year Ended 7/31/2017	$9.19	0.17	1.10	1.27	(0.13)	—	(0.13)
Class V
Year Ended 7/31/2021	$8.07	0.14	3.11	3.25	(0.14)	—	(0.14)
Year Ended 7/31/2020	$9.60	0.16	(0.69)	(0.53)	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.79	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.29	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.15	0.19	1.10	1.29	(0.15)	—	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Value Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$11.35	41.28%	0.80%(c)	0.66%(c)	2.12%	79%	$16,725
Year Ended 7/31/2020	$8.19	(6.36%)	0.79%	0.68%	2.28%	80%	$308,660
Year Ended 7/31/2019	$9.74	(0.37%)	0.78%	0.71%	2.01%	90%	$428,447
Year Ended 7/31/2018	$10.93	13.13%	0.77%	0.72%	1.76%	86%	$461,028
Year Ended 7/31/2017	$10.41	14.63%	0.78%	0.77%	3.11%	78%	$447,684
Class R
Year Ended 7/31/2021	$11.23	40.32%	1.57%(c)	1.34%(c),(d)	1.23%	79%	$1,193
Year Ended 7/31/2020	$8.11	(6.96%)	1.51%	1.37%(d)	1.58%	80%	$1,711
Year Ended 7/31/2019	$9.65	(1.05%)	1.48%	1.40%	1.33%	90%	$2,750
Year Ended 7/31/2018	$10.83	12.34%	1.47%	1.40%(d)	1.08%	86%	$3,074
Year Ended 7/31/2017	$10.33	13.84%	1.47%	1.41%(d)	1.75%	78%	$2,930
Class V
Year Ended 7/31/2021	$11.18	40.72%	1.31%(c)	1.09%(c),(d)	1.45%	79%	$82,848
Year Ended 7/31/2020	$8.07	(6.66%)	1.26%	1.12%(d)	1.83%	80%	$63,800
Year Ended 7/31/2019	$9.60	(0.87%)	1.23%	1.15%	1.57%	90%	$75,537
Year Ended 7/31/2018	$10.79	12.66%	1.22%	1.15%(d)	1.33%	86%	$83,747
Year Ended 7/31/2017	$10.29	14.15%	1.22%	1.16%(d)	1.98%	78%	$81,312
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2021	21

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
22	Columbia Disciplined Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a
Columbia Disciplined Value Fund | Annual Report 2021	23

Notes to Financial Statements  (continued)
July 31, 2021
counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
24	Columbia Disciplined Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	55,585*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,540,040

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(723,545)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	5,868,522

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Columbia Disciplined Value Fund | Annual Report 2021	25

Notes to Financial Statements  (continued)
July 31, 2021
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
26	Columbia Disciplined Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Disciplined Value Fund | Annual Report 2021	27

Notes to Financial Statements  (continued)
July 31, 2021
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Advisor Class	0.22
Class C	0.22
Institutional Class	0.24
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.23
Class V	0.22
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $1,811.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $49,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	37,829
Class C	—	1.00(b)	8
Class V	5.75	0.50 - 1.00(a)	3,611

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Disciplined Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.08%	1.11%
Advisor Class	0.83	0.86
Class C	1.83	1.86
Institutional Class	0.83	0.86
Institutional 2 Class	0.70	0.72
Institutional 3 Class	0.64	0.67
Class R	1.33	1.36
Class V	1.08	1.11
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments and redemption in kind. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(104,613)	(52,066,363)	52,170,976
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
Columbia Disciplined Value Fund | Annual Report 2021	29

Notes to Financial Statements  (continued)
July 31, 2021
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
9,998,263	—	9,998,263	13,771,767	58,143,865	71,915,632
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
19,342,081	19,281,645	—	47,264,064
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
168,331,571	48,279,471	(1,015,407)	47,264,064
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	11,013,459
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $274,768,724 and $692,312,884, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Redemption-in-kind
Proceeds from the sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended July 31, 2021, securities and other assets with a value of $324,481,762 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $54,469,950, which is not taxable to remaining shareholders in the Fund.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
30	Columbia Disciplined Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 9. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 10. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Columbia Disciplined Value Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, two unaffiliated shareholders of record owned 29.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
32	Columbia Disciplined Value Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Disciplined Value Fund | Annual Report 2021	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Disciplined Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Disciplined Value Fund | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
82.98%	82.28%	$20,245,727
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Disciplined Value Fund | Annual Report 2021	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
36	Columbia Disciplined Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Disciplined Value Fund | Annual Report 2021	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
38	Columbia Disciplined Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Disciplined Value Fund | Annual Report 2021	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
40	Columbia Disciplined Value Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Disciplined Value Fund | Annual Report 2021	41

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
42	Columbia Disciplined Value Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the management team) had been taken or are contemplated to help improve the Fund’s performance.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Disciplined Value Fund | Annual Report 2021	43

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
44	Columbia Disciplined Value Fund | Annual Report 2021

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Disciplined Value Fund | Annual Report 2021	45

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Columbia Disciplined Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN179_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Global Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Opportunities Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	17.46	8.37	6.95
	Including sales charges		10.73	7.09	6.31
Advisor Class*		11/08/12	17.70	8.64	7.16
Class C	Excluding sales charges	06/26/00	16.56	7.55	6.15
	Including sales charges		15.56	7.55	6.15
Institutional Class		09/27/10	17.75	8.64	7.23
Institutional 2 Class*		11/08/12	17.75	8.70	7.25
Institutional 3 Class*		03/01/17	17.83	8.69	7.10
Class R		12/11/06	17.19	8.10	6.66
Blended Benchmark			16.89	8.20	6.22
MSCI ACWI All Cap Index (Net)			34.83	13.67	10.13
Bloomberg Barclays Global Aggregate Index			0.78	2.46	1.98
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to December 14, 2012 reflects returns achieved pursuant to different principal investment strategies.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Barclays Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The “Bloomberg Barclays” indices will be re-branded as the “Bloomberg” indices effective August 24, 2021.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Opportunities Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at July 31, 2021)
Communication Services	9.1
Consumer Discretionary	13.9
Consumer Staples	6.1
Energy	4.0
Financials	13.9
Health Care	12.9
Industrials	10.9
Information Technology	22.9
Materials	2.5
Real Estate	2.0
Utilities	1.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at July 31, 2021)
Argentina	0.3
Australia	0.3
Austria	0.1
Bahamas	0.1
Belgium	0.2
Brazil	1.3
Canada	1.2
Chile	0.6
China	5.1
Cyprus	0.1
Denmark	0.1
Finland	0.4
France	1.1
Germany	1.3
Hong Kong	0.8

4	Columbia Global Opportunities Fund | Annual Report 2021

Fund at a Glance   (continued)
Country breakdown (%) (at July 31, 2021)
Hungary	0.1
India	1.1
Indonesia	0.6
Ireland	0.1
Israel	0.3
Italy	0.5
Japan	5.5
Kazakhstan	0.1
Malta	0.0(a)
Mexico	1.1
Netherlands	1.9
New Zealand	0.3
Norway	0.4
Pakistan	0.1
Philippines	0.1
Poland	0.7
Puerto Rico	0.3
Russian Federation	1.1
Singapore	0.4
South Africa	0.3
South Korea	2.6
Spain	0.4
Sweden	0.6
Switzerland	0.8
Taiwan	2.3
Thailand	0.1
United Kingdom	3.4
United States	61.7
Uruguay	0.0(a)
Virgin Islands	0.1
Total	100.0

(a)	Rounds to zero.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2021, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2021)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	94.8	(1.7)	93.1
Equity Derivative Contracts	6.2	(32.5)	(26.3)
Foreign Currency Derivative Contracts	54.2	(21.0)	33.2
Total Notional Market Value of Derivative Contracts	155.2	(55.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Global Opportunities Fund | Annual Report 2021	5

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 17.46% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned 16.89% for the same time period. Over the same 12 months, the MSCI ACWI All Cap Index (Net) returned 34.83% and the Bloomberg Barclays Global Aggregate Index returned 0.78%.
Market overview
U.S. equities delivered substantial gains for the 12 months ended July 31, 2021. Quick and unprecedented measures taken by policymakers and the U.S. Federal Reserve in the wake of the sharp COVID-19-driven market plunge in March 2020 spurred markets to rally from the start of the period through to the end. Market volatility levels substantially lessened from March 2020 highs, although the period still saw some spikes in volatility as headlines circulated around increasing COVID-19 cases, stalled talks on further stimulus, and concerns about rising inflation. Market participants, however, were cheered by expectations that the rollout of multiple COVID-19 vaccines would lead to a strong revival in economic activity. Passage of a fiscal stimulus package, together with the proposal of a $2 trillion infrastructure bill in late March 2021, provided a further boost to the economic outlook.
While the rally during the first half of the period was largely driven by outsized gains in faster growing market segments such as mega-cap technology stocks, the second half of the period saw a rotation into more economically-sensitive, value-oriented market segments. For the annual reporting period, most major asset classes generated strong positive returns. Risk assets led the way, with U.S. equities outperforming international equities. Within the U.S. equity market, small-cap equities outperformed large-cap equities. U.S. Treasuries, which had served as a ballast during the sell-off related to the COVID-19 crisis, largely generated negative total returns during the period. The weakness in U.S. Treasury-related bonds was centered mostly in the mid-to-long end of the yield curve as rising interest rates impacted this segment of the U.S. government bond market most acutely. Riskier segments of the fixed-income market, like high-yield corporate bonds, were rewarded as higher quality securities sold off.
The Fund’s notable contributors during the period
•	U.S. small-cap equities proved to be the largest contributor to performance during the period, fueled by strong asset allocation decisions and security selection.
•	Positive asset allocation and style decisions helped U.S. large-cap equities contribute favorably during the period.
•	Outside of the United States, emerging market equities also contributed to performance, led by strong security selection which offset asset allocation and style decisions for the period.
The Fund’s notable detractors during the period
•	Overall, fixed-income assets detracted from performance, driven by asset allocation decisions in emerging market bonds and high-yield bonds.
•	International developed equities slightly detracted from performance mainly due to style decisions within the space.
Derivative Usage
During the period, the Fund used forward contracts, futures, options and swaps in an effort to enhance returns, hedge existing positions, manage the Fund’s overall risk exposure, increase market and credit exposure, increase investment and/or change the effective duration of the Fund’s portfolio. Overall, the Fund’s use of derivatives, on a stand-alone basis, had a net negative impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the
6	Columbia Global Opportunities Fund | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Opportunities Fund | Annual Report 2021	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.20	1,019.15	5.97	5.84	1.16
Advisor Class	1,000.00	1,000.00	1,066.00	1,020.39	4.69	4.58	0.91
Class C	1,000.00	1,000.00	1,060.60	1,015.41	9.81	9.60	1.91
Institutional Class	1,000.00	1,000.00	1,066.20	1,020.39	4.69	4.58	0.91
Institutional 2 Class	1,000.00	1,000.00	1,066.40	1,020.54	4.53	4.43	0.88
Institutional 3 Class	1,000.00	1,000.00	1,066.80	1,020.74	4.33	4.23	0.84
Class R	1,000.00	1,000.00	1,064.00	1,017.90	7.26	7.09	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Opportunities Fund | Annual Report 2021

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 0.9%
	Shares	Value ($)
United States 0.9%
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	222,704	5,010,839
Total Alternative Strategies Funds (Cost $3,763,744)		5,010,839

Common Stocks 70.2%
Issuer	Shares	Value ($)
Argentina 0.3%
Globant SA(b)	1,519	363,284
MercadoLibre, Inc.(b)	787	1,234,567
Total		1,597,851
Australia 0.3%
Ansell Ltd.	43,250	1,250,542
Santos Ltd.	120,047	566,488
Total		1,817,030
Bahamas 0.1%
OneSpaWorld Holdings Ltd.(b)	48,050	474,734
Brazil 1.1%
Afya Ltd., Class A(b)	23,746	546,158
Arco Platform Ltd., Class A(b)	7,067	205,650
Banco BTG Pactual SA	130,980	733,081
Localiza Rent a Car SA	73,211	875,313
Locaweb Servicos de Internet SA	163,364	784,473
Magazine Luiza SA	136,514	539,949
Notre Dame Intermedica Participacoes SA	20,571	315,936
Pagseguro Digital Ltd., Class A(b)	16,667	924,018
Stone Co., Ltd., Class A(b)	9,377	551,743
XP, Inc., Class A(b)	16,951	696,008
Total		6,172,329
Canada 1.2%
Alimentation Couche-Tard, Inc., Class B	57,205	2,305,899
Cameco Corp.	79,753	1,419,603
Canada Goose Holdings, Inc.(b)	7,000	297,010
Gildan Activewear, Inc.	10,282	354,626
Masonite International Corp.(b)	2,305	260,834
Parex Resources, Inc.(b)	26,932	442,535
Ritchie Bros. Auctioneers, Inc.	3,263	194,899
Common Stocks (continued)
Issuer	Shares	Value ($)
Yamana Gold, Inc.	334,198	1,500,549
Total		6,775,955
China 3.8%
Alibaba Group Holding Ltd., ADR(b)	17,691	3,453,106
Alibaba Health Information Technology Ltd.(b)	130,000	202,619
BeiGene Ltd., ADR(b)	1,001	316,907
Burning Rock Biotech Ltd., ADR(b)	7,964	181,420
China Tourism Group Duty Free Corp., Ltd., Class A	7,700	287,993
Country Garden Services Holdings Co., Ltd.	223,000	1,810,736
Glodon Co., Ltd., Class A	20,400	199,692
JD.com, Inc., ADR(b)	16,508	1,170,087
Kingdee International Software Group Co., Ltd.(b)	120,885	377,546
Kuaishou Technology(b)	8,627	122,423
Kweichow Moutai Co., Ltd., Class A	1,800	468,827
Li Ning Co., Ltd.	113,500	1,198,709
Midea Group Co., Ltd., Class A	34,100	336,371
NetEase, Inc., ADR	7,112	726,918
Shenzhou International Group Holdings Ltd.	41,200	914,363
Skshu Paint Co., Ltd.	13,608	322,957
Songcheng Performance Development Co., Ltd., Class A	265,100	521,034
Tencent Holdings Ltd.	78,800	4,752,282
WuXi AppTec Co., Ltd., Class H	40,200	891,045
WuXi Biologics Cayman, Inc.(b)	120,000	1,832,911
Xpeng, Inc., ADR(b)	19,140	775,744
Zai Lab Ltd., ADR(b)	2,406	347,932
Total		21,211,622
Cyprus 0.1%
Ozon Holdings PLC, ADR(b)	10,895	568,828
Denmark 0.2%
Novo Nordisk A/S, Class B	9,377	868,042
Finland 0.4%
UPM-Kymmene OYJ	48,555	1,984,221
Valmet OYJ	5,588	233,204
Total		2,217,425
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
France 0.9%
AtoS	10,337	494,344
Capgemini SE	6,235	1,347,714
DBV Technologies SA, ADR(b)	17,435	90,662
Eiffage SA	18,985	1,935,420
TotalEnergies SE	23,838	1,039,497
Total		4,907,637
Germany 1.1%
Aroundtown SA	143,456	1,122,841
Bayer AG, Registered Shares	11,756	700,411
Covestro AG	17,755	1,143,800
Duerr AG	19,614	937,210
E.ON SE	85,093	1,046,092
KION Group AG	12,510	1,328,487
Total		6,278,841
Hong Kong 0.8%
AIA Group Ltd.	73,200	875,894
Galaxy Entertainment Group Ltd.(b)	41,000	277,858
Hong Kong Exchanges and Clearing Ltd.	20,100	1,284,585
Techtronic Industries Co., Ltd.	61,000	1,087,770
WH Group Ltd.	1,037,500	859,639
Total		4,385,746
Hungary 0.1%
OTP Bank Nyrt(b)	14,570	785,701
India 1.1%
Apollo Hospitals Enterprise Ltd.	9,797	531,755
Avenue Supermarts Ltd.(b)	9,721	457,823
Bajaj Finance Ltd.	7,309	613,607
Balkrishna Industries Ltd.	17,620	563,000
Cholamandalam Investment and Finance Co., Ltd.	30,884	197,782
Eicher Motors Ltd.(b)	10,598	360,961
HDFC Bank Ltd., ADR	10,725	756,863
HDFC Life Insurance Co., Ltd.	49,273	440,133
Jubilant Foodworks Ltd.(b)	5,307	269,960
Kotak Mahindra Bank Ltd.(b)	20,996	468,108
Reliance Industries Ltd.	56,977	1,561,858
Total		6,221,850
Common Stocks (continued)
Issuer	Shares	Value ($)
Indonesia 0.5%
PT Ace Hardware Indonesia Tbk	3,075,500	280,946
PT Bank BTPN Syariah Tbk	1,843,700	302,232
PT Bank Central Asia Tbk	513,900	1,060,873
PT Bank Rakyat Indonesia Persero Tbk	4,076,600	1,045,837
Total		2,689,888
Ireland 0.2%
Amarin Corp. PLC, ADR(b)	12,637	52,317
Flutter Entertainment PLC(b)	4,540	773,952
Total		826,269
Israel 0.3%
Bank Hapoalim BM(b)	86,490	688,281
Bezeq Israeli Telecommunication Corp., Ltd.(b)	366,994	391,982
Check Point Software Technologies Ltd.(b)	5,192	659,903
Total		1,740,166
Italy 0.5%
Intesa Sanpaolo SpA	532,005	1,469,689
Recordati Industria Chimica e Farmaceutica SpA	24,044	1,487,162
Total		2,956,851
Japan 4.6%
Amano Corp.	42,000	1,035,585
BayCurrent Consulting, Inc.	1,400	557,523
COMSYS Holdings Corp.	48,300	1,342,381
Fujitsu Ltd.	4,500	765,587
Invincible Investment Corp.	1,738	682,805
ITOCHU Corp.	71,400	2,113,386
JustSystems Corp.	11,700	679,738
Kinden Corp.	36,500	591,894
Koito Manufacturing Co., Ltd.	21,700	1,328,052
Matsumotokiyoshi Holdings Co., Ltd.	38,300	1,701,748
Meitec Corp.	11,200	632,610
Nihon M&A Center, Inc.	51,500	1,434,225
Nippon Telegraph & Telephone Corp.	20,500	524,966
ORIX Corp.	84,800	1,483,611
Round One Corp.	85,400	832,352
Shionogi & Co., Ltd.	19,500	1,026,961
Ship Healthcare Holdings, Inc.	58,500	1,475,241
SoftBank Group Corp.	8,900	559,682

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Sony Group Corp.	20,900	2,183,350
Sumitomo Mitsui Financial Group, Inc.	26,400	889,920
Takeda Pharmaceutical Co., Ltd.	53,251	1,772,541
Takuma Co., Ltd.	39,100	627,843
Uchida Yoko Co., Ltd.	11,500	529,836
ValueCommerce Co., Ltd.	25,000	867,572
Total		25,639,409
Kazakhstan 0.1%
Kaspi.KZ JSC, GDR(c),(d),(e)	3,291	372,541
Malta 0.0%
BGP Holdings PLC(b),(d),(e)	581,000	1
Netherlands 1.6%
ABN AMRO Bank NV(b)	69,766	813,236
ASR Nederland NV	35,207	1,446,889
ING Groep NV	97,592	1,252,174
Koninklijke Ahold Delhaize NV	40,782	1,267,703
NXP Semiconductors NV	11,868	2,449,437
Signify NV	29,728	1,665,327
Total		8,894,766
Norway 0.4%
SalMar ASA	20,047	1,329,754
Yara International ASA	20,097	1,059,243
Total		2,388,997
Pakistan 0.1%
Lucky Cement Ltd.(b)	49,706	271,641
Oil & Gas Development Co., Ltd.	216,093	124,092
Total		395,733
Philippines 0.1%
Ayala Land, Inc.	905,800	592,571
Poland 0.1%
Allegro.eu SA(b)	19,065	327,111
Dino Polska SA(b)	4,273	342,089
Total		669,200
Puerto Rico 0.3%
Popular, Inc.	20,419	1,485,686
Common Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 1.1%
Detsky Mir PJSC	290,936	558,077
Lukoil PJSC, ADR	13,531	1,159,415
Sberbank of Russia PJSC, ADR	153,003	2,546,199
TCS Group Holding PLC, GDR(c)	11,687	967,397
Yandex NV, Class A(b)	14,161	961,957
Total		6,193,045
Singapore 0.4%
BW LPG Ltd.	74,699	431,439
Venture Corp., Ltd.	116,400	1,632,726
Total		2,064,165
South Africa 0.3%
Capitec Bank Holdings Ltd.	4,586	509,190
Impala Platinum Holdings Ltd.	31,982	576,522
Naspers Ltd., Class N	4,046	780,798
Total		1,866,510
South Korea 2.3%
Ecopro BM Co., Ltd.	1,669	420,732
Hyundai Home Shopping Network Corp.	8,054	569,640
Kakao Corp.	7,215	923,628
KakaoBank Corp.(b),(d),(e)	863	29,261
NAVER Corp.	2,186	823,907
Samsung Biologics Co., Ltd.(b)	614	475,033
Samsung Electro-Mechanics Co., Ltd.	5,630	940,354
Samsung Electronics Co., Ltd.	82,124	5,612,058
Samsung SDI Co., Ltd.	1,174	757,863
SK Hynix, Inc.	15,978	1,564,188
Youngone Corp.	28,341	981,970
Total		13,098,634
Spain 0.2%
ACS Actividades de Construccion y Servicios SA	30,429	800,384
Tecnicas Reunidas SA(b)	26,870	227,181
Total		1,027,565
Sweden 0.6%
Granges AB	49,561	655,179
Samhallsbyggnadsbolaget i Norden AB	380,883	1,908,309
Sandvik AB	26,636	694,568
Total		3,258,056

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 0.8%
Landis+Gyr Group AG(b)	13,015	1,030,109
Nestlé SA, Registered Shares	8,440	1,068,754
Roche Holding AG, Genusschein Shares	6,168	2,382,774
Total		4,481,637
Taiwan 2.4%
Fubon Financial Holding Co., Ltd.	679,000	1,825,261
MediaTek, Inc.	58,000	1,896,475
Parade Technologies Ltd.	31,000	1,903,595
Sea Ltd. ADR(b)	5,240	1,447,078
Taiwan Semiconductor Manufacturing Co., Ltd.	254,530	5,319,550
Tripod Technology Corp.	241,000	1,036,301
Total		13,428,260
Thailand 0.1%
Muangthai Capital PCL, Foreign Registered Shares	445,800	811,854
United Kingdom 3.1%
AstraZeneca PLC, ADR	31,430	1,799,053
BP PLC	125,848	505,157
British American Tobacco PLC	47,930	1,782,631
BT Group PLC(b)	158,844	382,613
Crest Nicholson Holdings PLC(b)	96,368	555,631
DCC PLC	20,571	1,722,272
JD Sports Fashion PLC	117,297	1,461,543
John Wood Group PLC(b)	109,842	332,730
Just Group PLC(b)	380,845	527,856
Liberty Global PLC, Class C(b)	75,006	2,014,661
Royal Dutch Shell PLC, Class B	103,289	2,040,905
TP Icap Group PLC	653,853	1,778,085
Vodafone Group PLC	1,202,709	1,933,899
WPP PLC	50,098	647,919
Total		17,484,955
United States 38.4%
AbbVie, Inc.	29,358	3,414,335
ACADIA Pharmaceuticals, Inc.(b)	10,997	237,865
Acushnet Holdings Corp.	6,541	335,095
Adobe, Inc.(b)	5,971	3,711,753
Aerie Pharmaceuticals, Inc.(b)	12,967	204,619
AGCO Corp.	18,645	2,463,191
Common Stocks (continued)
Issuer	Shares	Value ($)
Allstate Corp. (The)	22,618	2,941,471
Alphabet, Inc., Class C(b)	4,088	11,055,669
Amazon.com, Inc.(b)	2,708	9,011,114
Ameren Corp.	29,853	2,505,264
Apple, Inc.	56,186	8,195,290
Applied Materials, Inc.	18,444	2,580,869
Array Technologies, Inc.(b)	11,174	151,296
Ascent Resources, Class B(b),(d),(e),(f)	195,286	43,744
Aspen Technology, Inc.(b)	1,956	286,085
Avaya Holdings Corp.(b)	28,419	688,308
Avista Corp.	21,237	909,581
Axalta Coating Systems Ltd.(b)	6,476	194,928
Axos Financial, Inc.(b)	10,577	506,109
Bank of America Corp.	110,243	4,228,922
BellRing Brands, Inc., Class A(b)	13,346	441,352
Bill.com Holdings, Inc.(b)	1,071	221,504
BioMarin Pharmaceutical, Inc.(b)	14,041	1,077,366
BlackRock, Inc.	3,884	3,368,088
Bloom Energy Corp., Class A(b)	8,032	175,098
Broadcom, Inc.	8,369	4,062,313
Burford Capital Ltd.	91,396	987,077
Carriage Services, Inc.	21,994	817,737
Centene Corp.(b)	38,706	2,655,619
Charles Schwab Corp. (The)	41,979	2,852,473
Cisco Systems, Inc.	65,104	3,604,809
Cohu, Inc.(b)	10,966	388,306
Comcast Corp., Class A	69,743	4,102,981
CONMED Corp.	6,764	933,026
ConocoPhillips Co.	37,455	2,099,727
Coupang, Inc.(b)	7,264	263,828
Diamond Resorts International, Inc. Escrow(b),(d),(e)	1,845	—
Diversified Energy Co. PLC	440,297	644,506
Doximity, Inc., Class A(b)	3,143	194,552
DTE Energy Co.	22,444	2,633,130
Electronic Arts, Inc.	18,926	2,724,587
Eli Lilly & Co.	14,043	3,419,471
Emerald Holding, Inc.(b)	72,821	287,643
Endeavor Group Holdings, Inc., Class A(b)	10,888	279,277
Envestnet, Inc.(b)	3,708	278,953

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Essent Group Ltd.	13,224	597,328
Evo Payments, Inc., Class A(b)	25,727	751,228
Exact Sciences Corp.(b)	8,574	924,620
Extra Space Storage, Inc.	15,557	2,709,096
Fiserv, Inc.(b)	22,184	2,553,600
FTI Consulting, Inc.(b)	2,748	400,384
Gap, Inc. (The)	59,730	1,742,324
General Motors Co.(b)	35,424	2,013,500
Hanover Insurance Group, Inc. (The)	3,709	504,053
Home Depot, Inc. (The)	12,095	3,969,458
Horizon Therapeutics PLC(b)	9,724	972,594
Houlihan Lokey, Inc.	9,329	831,214
Howmet Aerospace, Inc.(b)	53,354	1,751,078
ICF International, Inc.	2,910	266,469
Insmed, Inc.(b)	16,873	415,076
Integer Holdings Corp.(b)	9,720	951,491
Intercontinental Exchange, Inc.	18,674	2,237,705
Intuit, Inc.	5,597	2,966,242
IQVIA Holdings, Inc.(b)	9,917	2,456,441
Johnson & Johnson	28,060	4,831,932
KBR, Inc.	9,967	385,723
Kontoor Brands, Inc.	10,822	599,322
Live Oak Bancshares, Inc.	2,671	160,768
Livent Corp.(b)	59,207	1,155,129
Masco Corp.	30,962	1,848,741
MasterCard, Inc., Class A	10,647	4,109,103
Matthews International Corp., Class A	23,695	819,847
Medpace Holdings, Inc.(b)	5,142	904,683
Medtronic PLC	26,149	3,433,625
Microsoft Corp.	45,902	13,077,939
Mirati Therapeutics, Inc.(b)	2,058	329,403
Moelis & Co., ADR, Class A	16,466	975,611
Mondelez International, Inc., Class A	43,374	2,743,839
MSA Safety, Inc.	1,627	267,609
Natus Medical, Inc.(b)	23,773	634,739
nCino, Inc.(b)	5,449	346,393
Newpark Resources, Inc.(b)	297,045	959,455
Novavax, Inc.(b)	1,075	192,780
NVIDIA Corp.	17,144	3,342,909
Common Stocks (continued)
Issuer	Shares	Value ($)
Patterson Companies, Inc.	20,756	646,134
Philip Morris International, Inc.	31,147	3,117,503
Pioneer Natural Resources Co.	11,577	1,682,949
Primo Water Corp.	90,842	1,501,618
Procter & Gamble Co. (The)	28,822	4,099,353
QTS Realty Trust Inc., Class A	8,570	665,975
Quanex Building Products Corp.	30,692	762,389
Quanterix Corp.(b)	4,216	224,080
Quotient Ltd.(b)	52,194	177,982
Regis Corp.(b)	45,071	359,216
Renewable Energy Group, Inc.(b)	8,769	537,101
Revolution Medicines, Inc.(b)	10,389	297,541
Sage Therapeutics, Inc.(b)	9,334	408,176
Sandy Spring Bancorp, Inc.	15,653	651,008
Schnitzer Steel Industries, Inc., Class A	18,231	955,669
SiTime Corp.(b)	2,457	333,267
Southwest Airlines Co.(b)	38,216	1,930,672
Square, Inc., Class A(b)	7,611	1,881,896
State Street Corp.	36,226	3,156,734
Stryker Corp.	11,188	3,031,277
SunPower Corp.(b)	22,349	553,585
Target Corp.	10,401	2,715,181
TE Connectivity Ltd.	17,851	2,632,487
TechTarget, Inc.(b)	6,797	496,725
Teradata Corp.(b)	6,749	335,155
TJX Companies, Inc. (The)	36,013	2,478,055
TopBuild Corp.(b)	1,583	320,858
Trane Technologies PLC	12,611	2,567,726
Ulta Beauty, Inc.(b)	6,555	2,201,169
Under Armour, Inc., Class A(b)	10,896	222,823
Union Pacific Corp.	12,886	2,818,941
United Parcel Service, Inc., Class B	14,964	2,863,511
Utz Brands, Inc.	14,600	330,544
Virtu Financial, Inc. Class A	29,262	753,204
Vishay Intertechnology, Inc.	31,139	689,106
Voya Financial, Inc.	9,032	581,661
Wendy’s Co. (The)	11,654	270,489
WillScot Mobile Mini Holdings Corp.(b)	25,372	728,430
Wingstop, Inc.	4,675	800,874

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Zions Bancorp	27,546	1,436,524
Total		214,529,970
Uruguay 0.1%
Dlocal Ltd.(b)	6,004	271,021
Virgin Islands 0.1%
Fix Price Group Ltd., GDR(b),(c)	95,918	733,293
Total Common Stocks (Cost $288,509,805)		392,184,634

Exchange-Traded Equity Funds 2.1%
	Shares	Value ($)
United States 2.1%
iShares Latin America 40 ETF	195,369	5,802,459
iShares MSCI Canada ETF	156,328	5,835,724
Total		11,638,183
Total Exchange-Traded Equity Funds (Cost $9,203,406)		11,638,183

Foreign Government Obligations(g),(h) 6.9%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 0.1%
Republic of Austria Government Bond(c)
10/20/2026	0.750%	EUR	530,000	675,149
Belgium 0.2%
Kingdom of Belgium Government Bond(c)
03/28/2035	5.000%	EUR	589,000	1,170,808
Chile 0.6%
Bonos de la Tesoreria de la Republica en pesos
03/01/2026	4.500%	CLP	1,900,000,000	2,636,118
Bonos de la Tesoreria de la Republica en pesos(c)
09/01/2030	4.700%	CLP	640,000,000	878,939
Total				3,515,057
China 1.4%
China Development Bank
06/18/2030	3.090%	CNY	17,000,000	2,590,063
China Government Bond
11/21/2029	3.130%	CNY	30,220,000	4,754,128
05/21/2030	2.680%	CNY	5,000,000	758,990
Total				8,103,181
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
France 0.2%
French Republic Government Bond OAT(c)
05/25/2045	3.250%	EUR	644,000	1,240,144
Indonesia 0.2%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	12,104,000,000	879,468
Japan 1.0%
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	363,100,000	3,527,322
06/20/2048	0.700%	JPY	161,650,000	1,527,048
09/20/2048	0.900%	JPY	78,600,000	777,508
Total				5,831,878
Mexico 1.2%
Mexican Bonos
05/31/2029	8.500%	MXN	106,637,400	5,897,503
Mexico Government International Bond
05/29/2031	7.750%	MXN	12,500,000	666,806
Total				6,564,309
Netherlands 0.3%
Netherlands Government Bond(c)
07/15/2026	0.500%	EUR	1,500,000	1,889,127
New Zealand 0.3%
New Zealand Government Bond
05/15/2031	1.500%	NZD	2,106,000	1,463,459
Poland 0.6%
Republic of Poland Government Bond
07/25/2026	2.500%	PLN	7,200,000	2,000,021
10/25/2029	2.750%	PLN	4,500,000	1,287,928
Total				3,287,949
South Korea 0.3%
Korea Treasury Bond
06/10/2029	1.875%	KRW	1,709,000,000	1,493,594
Spain 0.3%
Spain Government Bond(c)
04/30/2030	0.500%	EUR	780,000	960,138
07/30/2041	4.700%	EUR	225,000	457,015
Total				1,417,153

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Kingdom 0.2%
United Kingdom Gilt(c)
01/22/2044	3.250%	GBP	612,297	1,239,156
Total Foreign Government Obligations (Cost $36,732,789)				38,770,432

Inflation-Indexed Bonds(g) 0.9%

United Kingdom 0.1%
United Kingdom Gilt Inflation-Linked Bond(c)
03/22/2052	0.250%	GBP	205,781	622,957
United States 0.8%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		1,904,429	2,171,954
01/15/2028	0.500%		1,803,522	2,072,592
Total				4,244,546
Total Inflation-Indexed Bonds (Cost $4,022,145)				4,867,503

Preferred Stocks 0.4%
Issuer	Shares	Value ($)
Brazil 0.2%
Azul SA(b)	142,374	1,063,380
Germany 0.2%
Porsche Automobil Holding SE	9,013	975,488
Total Preferred Stocks (Cost $1,527,557)		2,038,868
Residential Mortgage-Backed Securities - Agency 3.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 3.5%
Government National Mortgage Association TBA(i)
08/19/2051	3.500%	3,700,000	3,885,434
08/19/2051	4.000%	2,280,000	2,411,011
Uniform Mortgage-Backed Security TBA(i)
08/17/2036	2.500%	1,000,000	1,047,624
08/17/2036 - 08/12/2051	3.000%	2,725,000	2,859,951
08/12/2051	3.500%	1,350,000	1,430,736
08/12/2051	4.000%	1,175,000	1,255,414
08/12/2051	4.500%	1,500,000	1,616,307
08/12/2051	5.000%	4,800,000	5,252,250
Total			19,758,727
Total Residential Mortgage-Backed Securities - Agency (Cost $19,722,219)			19,758,727

Money Market Funds 17.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(a),(j)	97,362,467	97,352,731
Total Money Market Funds (Cost $97,357,237)		97,352,731
Total Investments in Securities (Cost $460,838,902)		571,621,917
Other Assets & Liabilities, Net		(12,932,417)
Net Assets		$558,689,500

At July 31, 2021, securities and/or cash totaling $12,173,532 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
11,112,104,000 IDR	763,246 USD	Citi	08/18/2021	—	(4,510)
53,000 MXN	2,655 USD	Citi	08/18/2021	—	(2)
27,406 USD	31,374,000 KRW	Citi	08/18/2021	—	(169)
2,599,574,000 CLP	3,460,746 USD	Goldman Sachs International	08/18/2021	36,876	—
340,047 USD	1,435,000 MYR	Goldman Sachs International	08/18/2021	—	(904)
126,882,000 MXN	6,355,517 USD	HSBC	08/18/2021	—	(5,434)
6,558,000 NOK	736,497 USD	HSBC	08/18/2021	—	(5,841)
2,962,000 NZD	2,070,254 USD	HSBC	08/18/2021	6,732	—
12,751,000 PLN	3,311,088 USD	HSBC	08/18/2021	1,113	—
8,678,000 SEK	1,011,949 USD	HSBC	08/18/2021	3,739	—
13,215,391 USD	9,528,000 GBP	HSBC	08/18/2021	29,005	—
29,287,708 USD	3,226,391,365 JPY	HSBC	08/18/2021	125,347	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,382,151 USD	46,772,803 NOK	HSBC	08/18/2021	—	(87,669)
3,769,024 USD	5,395,000 NZD	HSBC	08/18/2021	—	(10,516)
276,710 USD	1,060,000 PLN	HSBC	08/18/2021	—	(1,549)
206,086 USD	15,300,000 RUB	HSBC	08/18/2021	2,776	—
743,045 USD	6,372,000 SEK	HSBC	08/18/2021	—	(2,745)
228,529 USD	312,000 SGD	HSBC	08/18/2021	1,733	—
327,233 USD	10,747,000 THB	HSBC	08/18/2021	—	(284)
3,867,943 USD	108,109,000 TWD	HSBC	08/18/2021	867	—
1,459,000 AUD	1,094,132 USD	Morgan Stanley	08/18/2021	23,357	—
4,503,000 CAD	3,637,852 USD	Morgan Stanley	08/18/2021	28,580	—
344,000 CAD	274,805 USD	Morgan Stanley	08/18/2021	—	(920)
14,599,000 CHF	15,975,570 USD	Morgan Stanley	08/18/2021	—	(147,106)
2,070,000 DKK	328,224 USD	Morgan Stanley	08/18/2021	—	(1,955)
3,522,000 EUR	4,177,977 USD	Morgan Stanley	08/18/2021	—	(1,246)
1,216,000 GBP	1,697,649 USD	Morgan Stanley	08/18/2021	7,349	—
117,000 GBP	161,124 USD	Morgan Stanley	08/18/2021	—	(1,512)
297,236,000 JPY	2,684,231 USD	Morgan Stanley	08/18/2021	—	(25,490)
3,423,264,000 KRW	3,012,535 USD	Morgan Stanley	08/18/2021	40,765	—
8,843,000 NOK	1,035,154 USD	Morgan Stanley	08/18/2021	34,164	—
123,585,000 TWD	4,433,543 USD	Morgan Stanley	08/18/2021	10,905	—
13,728,000 TWD	490,347 USD	Morgan Stanley	08/18/2021	—	(926)
8,965,201 USD	11,916,000 AUD	Morgan Stanley	08/18/2021	—	(219,930)
3,085,894 USD	3,850,000 CAD	Morgan Stanley	08/18/2021	—	(18)
2,954,097 USD	2,711,000 CHF	Morgan Stanley	08/18/2021	39,846	—
560,756 USD	3,511,000 DKK	Morgan Stanley	08/18/2021	—	(727)
81,356 USD	69,000 EUR	Morgan Stanley	08/18/2021	520	—
62,655,157 USD	52,719,572 EUR	Morgan Stanley	08/18/2021	—	(97,849)
109,154 USD	126,201,000 KRW	Morgan Stanley	08/18/2021	402	—
2,242,541 USD	19,026,000 SEK	Morgan Stanley	08/18/2021	—	(32,099)
321,000 CNY	49,369 USD	Standard Chartered	08/18/2021	—	(257)
8,180,266 USD	53,184,000 CNY	Standard Chartered	08/18/2021	41,889	—
Total				435,965	(649,658)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	351	09/2021	AUD	51,034,568	1,307,650	—
Canadian Government 10-Year Bond	188	09/2021	CAD	27,825,880	589,322	—
Euro Buxl	2	09/2021	EUR	430,080	36,275	—
Euro-Bobl	5	09/2021	EUR	676,800	—	(30)
Euro-BTP	9	09/2021	EUR	1,388,520	37,402	—
Euro-Bund	9	09/2021	EUR	1,589,130	51,387	—
Euro-OAT	56	09/2021	EUR	9,076,480	246,294	—
Japanese 10-Year Government Bond	14	09/2021	JPY	2,132,200,000	127,000	—
Long Gilt	67	09/2021	GBP	8,695,930	223,638	—
Nikkei 225 Index	88	09/2021	JPY	1,207,800,000	—	(378,436)
S&P/TSX 60 Index	29	09/2021	CAD	7,031,920	84,520	—
U.S. Long Bond	59	09/2021	USD	9,718,406	547,981	—
U.S. Treasury 10-Year Note	293	09/2021	USD	39,394,766	821,417	—
U.S. Treasury 5-Year Note	255	09/2021	USD	31,733,555	204,673	—
U.S. Ultra Treasury Bond	53	09/2021	USD	10,575,156	880,996	—
Total					5,158,555	(378,466)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	(237)	09/2021	EUR	(9,688,560)	—	(141,849)
Euro-Bund	(22)	09/2021	EUR	(3,884,540)	—	(132,423)
MSCI EAFE Index	(159)	09/2021	USD	(18,439,230)	359,712	—
MSCI Emerging Markets Index	(409)	09/2021	USD	(26,128,965)	1,977,270	—
Russell 2000 Index E-mini	(34)	09/2021	USD	(3,776,720)	185,386	—
S&P 500 Index E-mini	(127)	09/2021	USD	(27,873,325)	—	(980,190)
Total					2,522,368	(1,254,462)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 35	Morgan Stanley	06/20/2026	1.000	Quarterly	1.637	USD	21,145,000	64,635	—	—	64,635	—
Markit CDX North America High Yield Index, Series 36	Morgan Stanley	06/20/2026	5.000	Quarterly	2.919	USD	6,148,000	114,823	—	—	114,823	—
Markit CDX North America Investment Grade Index, Series 36	Morgan Stanley	06/20/2026	1.000	Quarterly	0.498	USD	25,275,000	128,869	—	—	128,869	—
Markit iTraxx Europe Main Index, Series 35	Morgan Stanley	06/20/2026	1.000	Quarterly	0.467	EUR	4,100,000	25,169	—	—	25,169	—
Total								333,496	—	—	333,496	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	—	3,763,744	—	1,247,095	5,010,839	—	—	5,744	222,704
Columbia Short-Term Cash Fund, 0.053%
	95,776,987	294,900,628	(293,316,963)	(7,921)	97,352,731	—	(1,019)	90,495	97,362,467
Total	95,776,987			1,239,174	102,363,570	—	(1,019)	96,239

(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $11,206,664, which represents 2.01% of total net assets.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2021, the total value of these securities amounted to $445,547, which represents 0.08% of total net assets.
(e)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Notes to Portfolio of Investments  (continued)
(f)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At July 31, 2021, the total market value of these securities amounted to $43,744, which represents 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Ascent Resources, Class B	2/20/2014-03/01/2016	195,286	8,147	43,744

(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	Represents a security purchased on a when-issued basis.
(j)	The rate shown is the seven-day current annualized yield at July 31, 2021.
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	5,010,839	—	—	5,010,839
Common Stocks
Argentina	1,597,851	—	—	1,597,851
Australia	—	1,817,030	—	1,817,030
Bahamas	474,734	—	—	474,734
Brazil	6,172,329	—	—	6,172,329
Canada	6,775,955	—	—	6,775,955
China	6,972,114	14,239,508	—	21,211,622
Cyprus	568,828	—	—	568,828
Denmark	—	868,042	—	868,042
Finland	—	2,217,425	—	2,217,425
France	90,662	4,816,975	—	4,907,637
Germany	—	6,278,841	—	6,278,841
Hong Kong	—	4,385,746	—	4,385,746
Hungary	—	785,701	—	785,701
India	756,863	5,464,987	—	6,221,850
Indonesia	—	2,689,888	—	2,689,888
Ireland	52,317	773,952	—	826,269
Israel	659,903	1,080,263	—	1,740,166
Italy	—	2,956,851	—	2,956,851
Japan	—	25,639,409	—	25,639,409
Kazakhstan	—	—	372,541	372,541
Malta	—	—	1	1
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Netherlands	2,449,437	6,445,329	—	8,894,766
Norway	—	2,388,997	—	2,388,997
Pakistan	—	395,733	—	395,733
Philippines	—	592,571	—	592,571
Poland	—	669,200	—	669,200
Puerto Rico	1,485,686	—	—	1,485,686
Russian Federation	961,957	5,231,088	—	6,193,045
Singapore	—	2,064,165	—	2,064,165
South Africa	—	1,866,510	—	1,866,510
South Korea	—	13,069,373	29,261	13,098,634
Spain	—	1,027,565	—	1,027,565
Sweden	—	3,258,056	—	3,258,056
Switzerland	—	4,481,637	—	4,481,637
Taiwan	1,447,078	11,981,182	—	13,428,260
Thailand	—	811,854	—	811,854
United Kingdom	3,813,714	13,671,241	—	17,484,955
United States	213,841,720	644,506	43,744	214,529,970
Uruguay	271,021	—	—	271,021
Virgin Islands	—	733,293	—	733,293
Total Common Stocks	248,392,169	143,346,918	445,547	392,184,634
Exchange-Traded Equity Funds	11,638,183	—	—	11,638,183
Foreign Government Obligations	—	38,770,432	—	38,770,432
Inflation-Indexed Bonds	—	4,867,503	—	4,867,503
Preferred Stocks
Brazil	1,063,380	—	—	1,063,380
Germany	—	975,488	—	975,488
Total Preferred Stocks	1,063,380	975,488	—	2,038,868
Residential Mortgage-Backed Securities - Agency	—	19,758,727	—	19,758,727
Money Market Funds	97,352,731	—	—	97,352,731
Total Investments in Securities	363,457,302	207,719,068	445,547	571,621,917
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	435,965	—	435,965
Futures Contracts	7,680,923	—	—	7,680,923
Swap Contracts	—	333,496	—	333,496
Liability
Forward Foreign Currency Exchange Contracts	—	(649,658)	—	(649,658)
Futures Contracts	(1,632,928)	—	—	(1,632,928)
Total	369,505,297	207,838,871	445,547	577,789,715
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Annual Report 2021

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $359,717,921)	$469,258,347
Affiliated issuers (cost $101,120,981)	102,363,570
Foreign currency (cost $693,534)	694,047
Margin deposits on:
Futures contracts	8,149,457
Swap contracts	4,024,075
Unrealized appreciation on forward foreign currency exchange contracts	435,965
Receivable for:
Investments sold	1,296,751
Capital shares sold	183,813
Dividends	363,516
Interest	284,403
Foreign tax reclaims	282,376
Variation margin for futures contracts	784,533
Prepaid expenses	12,417
Total assets	588,133,270
Liabilities
Due to custodian	36
Unrealized depreciation on forward foreign currency exchange contracts	649,658
Payable for:
Investments purchased	7,957,847
Investments purchased on a delayed delivery basis	19,749,556
Capital shares purchased	300,300
Variation margin for futures contracts	226,715
Variation margin for swap contracts	52,627
Foreign capital gains taxes deferred	243,714
Management services fees	10,913
Distribution and/or service fees	3,756
Transfer agent fees	42,707
Compensation of board members	116,967
Other expenses	88,974
Total liabilities	29,443,770
Net assets applicable to outstanding capital stock	$558,689,500
Represented by
Paid in capital	423,876,798
Total distributable earnings (loss)	134,812,702
Total - representing net assets applicable to outstanding capital stock	$558,689,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	21

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$511,404,979
Shares outstanding	31,018,455
Net asset value per share	$16.49
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.50
Advisor Class
Net assets	$7,407,477
Shares outstanding	445,137
Net asset value per share	$16.64
Class C
Net assets	$7,561,514
Shares outstanding	480,026
Net asset value per share	$15.75
Institutional Class
Net assets	$24,908,839
Shares outstanding	1,500,801
Net asset value per share	$16.60
Institutional 2 Class
Net assets	$5,688,436
Shares outstanding	340,720
Net asset value per share	$16.70
Institutional 3 Class
Net assets	$90,091
Shares outstanding	5,421
Net asset value per share	$16.62
Class R
Net assets	$1,628,164
Shares outstanding	99,913
Net asset value per share	$16.30
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Annual Report 2021

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$7,352,770
Dividends — affiliated issuers	96,239
Interest	1,567,078
Foreign taxes withheld	(545,914)
Total income	8,470,173
Expenses:
Management services fees	3,877,653
Distribution and/or service fees
Class A	1,246,326
Class C	93,643
Class R	7,646
Transfer agent fees
Class A	471,912
Advisor Class	6,738
Class C	8,938
Institutional Class	21,609
Institutional 2 Class	3,172
Institutional 3 Class	17
Class R	1,445
Compensation of board members	53,349
Custodian fees	154,421
Printing and postage fees	47,623
Registration fees	113,738
Audit fees	81,772
Legal fees	13,736
Interest on collateral	40,774
Compensation of chief compliance officer	108
Other	45,468
Total expenses	6,290,088
Net investment income	2,180,085
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	58,989,641
Investments — affiliated issuers	(1,019)
Foreign currency translations	471,614
Forward foreign currency exchange contracts	1,481,790
Futures contracts	(34,603,775)
Options purchased	(69,738)
Options contracts written	86,594
Swap contracts	3,801,761
Net realized gain	30,156,868
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	50,014,287
Investments — affiliated issuers	1,239,174
Foreign currency translations	(229,627)
Forward foreign currency exchange contracts	(3,734,442)
Futures contracts	8,547,667
Options contracts written	332
Swap contracts	(862,243)
Foreign capital gains tax	(84,261)
Net change in unrealized appreciation (depreciation)	54,890,887
Net realized and unrealized gain	85,047,755
Net increase in net assets resulting from operations	$87,227,840
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	23

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$2,180,085	$4,785,460
Net realized gain	30,156,868	10,103,740
Net change in unrealized appreciation (depreciation)	54,890,887	17,328,277
Net increase in net assets resulting from operations	87,227,840	32,217,477
Distributions to shareholders
Net investment income and net realized gains
Class A	(21,454,859)	(8,666,377)
Advisor Class	(317,982)	(122,519)
Class C	(418,910)	(105,376)
Institutional Class	(998,219)	(468,010)
Institutional 2 Class	(210,419)	(85,557)
Institutional 3 Class	(3,600)	(3,106)
Class R	(62,951)	(31,573)
Total distributions to shareholders	(23,466,940)	(9,482,518)
Decrease in net assets from capital stock activity	(25,376,365)	(53,379,455)
Total increase (decrease) in net assets	38,384,535	(30,644,496)
Net assets at beginning of year	520,304,965	550,949,461
Net assets at end of year	$558,689,500	$520,304,965
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Annual Report 2021

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	728,805	11,493,464	519,905	7,278,942
Distributions reinvested	1,377,172	21,332,395	602,207	8,611,564
Redemptions	(3,600,013)	(56,423,070)	(4,608,075)	(64,114,616)
Net decrease	(1,494,036)	(23,597,211)	(3,485,963)	(48,224,110)
Advisor Class
Subscriptions	76,531	1,208,380	112,551	1,560,180
Distributions reinvested	19,564	305,393	8,479	122,094
Redemptions	(81,361)	(1,303,066)	(87,306)	(1,186,316)
Net increase	14,734	210,707	33,724	495,958
Class C
Subscriptions	59,216	888,775	56,240	752,577
Distributions reinvested	28,116	418,082	7,479	102,908
Redemptions	(379,252)	(5,737,551)	(257,445)	(3,441,733)
Net decrease	(291,920)	(4,430,694)	(193,726)	(2,586,248)
Institutional Class
Subscriptions	554,485	8,751,937	608,348	8,464,157
Distributions reinvested	59,271	922,845	30,612	439,888
Redemptions	(520,614)	(8,195,582)	(807,387)	(11,347,140)
Net increase (decrease)	93,142	1,479,200	(168,427)	(2,443,095)
Institutional 2 Class
Subscriptions	111,477	1,769,351	84,657	1,192,076
Distributions reinvested	13,437	210,419	5,920	85,492
Redemptions	(69,280)	(1,111,991)	(78,038)	(1,091,865)
Net increase	55,634	867,779	12,539	185,703
Institutional 3 Class
Subscriptions	1,289	20,056	2,090	29,669
Distributions reinvested	221	3,448	212	3,042
Redemptions	(1,383)	(22,185)	(6,855)	(100,968)
Net increase (decrease)	127	1,319	(4,553)	(68,257)
Class R
Subscriptions	11,487	178,229	41,953	580,464
Distributions reinvested	4,034	61,841	1,271	18,014
Redemptions	(9,339)	(147,535)	(94,204)	(1,337,884)
Net increase (decrease)	6,182	92,535	(50,980)	(739,406)
Total net decrease	(1,616,137)	(25,376,365)	(3,857,386)	(53,379,455)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 7/31/2021	$14.66	0.06	2.46	2.52	(0.34)	(0.35)	(0.69)
Year Ended 7/31/2020	$14.01	0.13	0.77	0.90	(0.25)	—	(0.25)
Year Ended 7/31/2019	$13.80	0.23	0.03	0.26	(0.05)	—	(0.05)
Year Ended 7/31/2018	$12.99	0.10	0.71	0.81	—	—	—
Year Ended 7/31/2017	$12.09	0.14	1.08	1.22	(0.32)	—	(0.32)
Advisor Class
Year Ended 7/31/2021	$14.79	0.10	2.47	2.57	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.13	0.18	0.78	0.96	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.93	0.25	0.03	0.28	(0.08)	—	(0.08)
Year Ended 7/31/2018	$13.07	0.16	0.70	0.86	—	—	—
Year Ended 7/31/2017	$12.17	0.16	1.09	1.25	(0.35)	—	(0.35)
Class C
Year Ended 7/31/2021	$14.04	(0.05)	2.34	2.29	(0.23)	(0.35)	(0.58)
Year Ended 7/31/2020	$13.40	0.02	0.74	0.76	(0.12)	—	(0.12)
Year Ended 7/31/2019	$13.25	0.12	0.03	0.15	—	—	—
Year Ended 7/31/2018	$12.57	(0.00)(e)	0.68	0.68	—	—	—
Year Ended 7/31/2017	$11.71	0.04	1.06	1.10	(0.24)	—	(0.24)
Institutional Class
Year Ended 7/31/2021	$14.75	0.10	2.47	2.57	(0.37)	(0.35)	(0.72)
Year Ended 7/31/2020	$14.10	0.17	0.78	0.95	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.89	0.27	0.02	0.29	(0.08)	—	(0.08)
Year Ended 7/31/2018	$13.04	0.14	0.71	0.85	—	—	—
Year Ended 7/31/2017	$12.14	0.17	1.08	1.25	(0.35)	—	(0.35)
Institutional 2 Class
Year Ended 7/31/2021	$14.84	0.11	2.48	2.59	(0.38)	(0.35)	(0.73)
Year Ended 7/31/2020	$14.18	0.18	0.78	0.96	(0.30)	—	(0.30)
Year Ended 7/31/2019	$13.97	0.27	0.02	0.29	(0.08)	—	(0.08)
Year Ended 7/31/2018	$13.11	0.13	0.73	0.86	—	—	—
Year Ended 7/31/2017	$12.20	0.15	1.12	1.27	(0.36)	—	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 7/31/2021	$16.49	17.46%	1.16%(c)	1.16%(c)	0.40%	107%	$511,405
Year Ended 7/31/2020	$14.66	6.49%	1.15%(c)	1.15%(c)	0.92%	125%	$476,670
Year Ended 7/31/2019	$14.01	1.88%	1.13%	1.13%	1.70%	104%	$504,182
Year Ended 7/31/2018	$13.80	6.24%	1.10%(d)	1.10%(d)	0.72%	97%	$556,184
Year Ended 7/31/2017	$12.99	10.43%	1.12%	1.12%	1.11%	103%	$571,392
Advisor Class
Year Ended 7/31/2021	$16.64	17.70%	0.91%(c)	0.91%(c)	0.65%	107%	$7,407
Year Ended 7/31/2020	$14.79	6.83%	0.90%(c)	0.90%(c)	1.27%	125%	$6,365
Year Ended 7/31/2019	$14.13	2.06%	0.88%	0.88%	1.79%	104%	$5,606
Year Ended 7/31/2018	$13.93	6.58%	0.85%(d)	0.85%(d)	1.20%	97%	$5,113
Year Ended 7/31/2017	$13.07	10.63%	0.88%	0.88%	1.27%	103%	$169
Class C
Year Ended 7/31/2021	$15.75	16.56%	1.90%(c)	1.90%(c)	(0.36%)	107%	$7,562
Year Ended 7/31/2020	$14.04	5.68%	1.90%(c)	1.90%(c)	0.13%	125%	$10,839
Year Ended 7/31/2019	$13.40	1.13%	1.88%	1.88%	0.95%	104%	$12,935
Year Ended 7/31/2018	$13.25	5.41%	1.85%(d)	1.85%(d)	(0.02%)	97%	$17,299
Year Ended 7/31/2017	$12.57	9.59%	1.87%	1.87%	0.36%	103%	$26,322
Institutional Class
Year Ended 7/31/2021	$16.60	17.75%	0.91%(c)	0.91%(c)	0.65%	107%	$24,909
Year Ended 7/31/2020	$14.75	6.78%	0.90%(c)	0.90%(c)	1.18%	125%	$20,763
Year Ended 7/31/2019	$14.10	2.14%	0.88%	0.88%	1.95%	104%	$22,219
Year Ended 7/31/2018	$13.89	6.52%	0.85%(d)	0.85%(d)	0.99%	97%	$22,863
Year Ended 7/31/2017	$13.04	10.66%	0.88%	0.88%	1.38%	103%	$18,332
Institutional 2 Class
Year Ended 7/31/2021	$16.70	17.75%	0.88%(c)	0.88%(c)	0.69%	107%	$5,688
Year Ended 7/31/2020	$14.84	6.86%	0.86%(c)	0.86%(c)	1.27%	125%	$4,229
Year Ended 7/31/2019	$14.18	2.17%	0.84%	0.84%	1.97%	104%	$3,864
Year Ended 7/31/2018	$13.97	6.56%	0.81%(d)	0.81%(d)	0.97%	97%	$2,522
Year Ended 7/31/2017	$13.11	10.77%	0.83%	0.83%	1.24%	103%	$713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 7/31/2021	$14.77	0.11	2.47	2.58	(0.38)	(0.35)	(0.73)
Year Ended 7/31/2020	$14.12	0.23	0.73	0.96	(0.31)	—	(0.31)
Year Ended 7/31/2019	$13.91	0.25	0.05	0.30	(0.09)	—	(0.09)
Year Ended 7/31/2018	$13.05	0.15	0.71	0.86	—	—	—
Year Ended 7/31/2017(f)	$12.11	0.07	0.87	0.94	—	—	—
Class R
Year Ended 7/31/2021	$14.50	0.02	2.43	2.45	(0.30)	(0.35)	(0.65)
Year Ended 7/31/2020	$13.85	0.07	0.79	0.86	(0.21)	—	(0.21)
Year Ended 7/31/2019	$13.64	0.20	0.02	0.22	(0.01)	—	(0.01)
Year Ended 7/31/2018	$12.87	0.06	0.71	0.77	—	—	—
Year Ended 7/31/2017	$11.99	0.08	1.09	1.17	(0.29)	—	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	7/31/2021	7/31/2020
Class A	0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%
Class C	0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%
Institutional 3 Class	0.01%	—%
Class R	0.01%	less than 0.01%

(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 7/31/2021	$16.62	17.83%	0.83%(c)	0.83%(c)	0.72%	107%	$90
Year Ended 7/31/2020	$14.77	6.86%	0.80%	0.80%	1.60%	125%	$78
Year Ended 7/31/2019	$14.12	2.21%	0.81%	0.81%	1.78%	104%	$139
Year Ended 7/31/2018	$13.91	6.59%	0.78%(d)	0.78%(d)	1.07%	97%	$3
Year Ended 7/31/2017(f)	$13.05	7.76%	0.81%(g)	0.81%(g)	1.42%(g)	103%	$3
Class R
Year Ended 7/31/2021	$16.30	17.19%	1.41%(c)	1.41%(c)	0.15%	107%	$1,628
Year Ended 7/31/2020	$14.50	6.23%	1.39%(c)	1.39%(c)	0.52%	125%	$1,359
Year Ended 7/31/2019	$13.85	1.63%	1.38%	1.38%	1.49%	104%	$2,004
Year Ended 7/31/2018	$13.64	5.98%	1.35%(d)	1.35%(d)	0.47%	97%	$3,277
Year Ended 7/31/2017	$12.87	10.08%	1.38%	1.38%	0.62%	103%	$3,086
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2021	29

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may
30	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Global Opportunities Fund | Annual Report 2021	31

Notes to Financial Statements  (continued)
July 31, 2021
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
32	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to generate total return through long and short positions versus the U.S. dollar and primarily for gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to manage exposure to the commodities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Global Opportunities Fund | Annual Report 2021	33

Notes to Financial Statements  (continued)
July 31, 2021
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
34	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby
Columbia Global Opportunities Fund | Annual Report 2021	35

Notes to Financial Statements  (continued)
July 31, 2021
the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	333,496*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,606,888*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	435,965
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	5,074,035*
Total		8,450,384

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,500,475*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	649,658
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	132,453*
Total		2,282,586

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	2,774,002	2,774,002
Equity risk	—	(27,709,727)	86,594	(69,738)	—	(27,692,871)
Foreign exchange risk	1,481,790	—	—	—	—	1,481,790
Interest rate risk	—	(6,894,048)	—	—	1,027,759	(5,866,289)
Total	1,481,790	(34,603,775)	86,594	(69,738)	3,801,761	(29,303,368)

36	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(862,524)	(862,524)
Equity risk	—	5,912,271	332	—	5,912,603
Foreign exchange risk	(3,734,442)	—	—	—	(3,734,442)
Interest rate risk	—	2,635,396	—	281	2,635,677
Total	(3,734,442)	8,547,667	332	(862,243)	3,951,314
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	203,187,088
Futures contracts — short	96,714,072
Credit default swap contracts — sell protection	55,858,589

Derivative instrument	Average value ($)
Options contracts — purchased	6,467**
Options contracts — written	(1,966)*

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	540,950	(955,293)
Interest rate swap contracts	239,116	—

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2021.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2021.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
Columbia Global Opportunities Fund | Annual Report 2021	37

Notes to Financial Statements  (continued)
July 31, 2021
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2021:
	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	36,876	171,312	185,888	-	41,889	435,965
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	52,627	-	52,627
Forward foreign currency exchange contracts	4,681	904	114,038	529,778	-	257	649,658
Total liabilities	4,681	904	114,038	529,778	52,627	257	702,285
Total financial and derivative net assets	(4,681)	35,972	57,274	(343,890)	(52,627)	41,632	(266,320)
Total collateral received (pledged) (c)	-	-	-	-	(52,627)	-	(52,627)
Net amount (d)	(4,681)	35,972	57,274	(343,890)	-	41,632	(213,693)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
38	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Global Opportunities Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
July 31, 2021
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2021 was 0.71% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
40	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.10
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Global Opportunities Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
July 31, 2021
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $400,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	109,479
Class C	—	1.00(b)	377

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2020 through November 30, 2021	Prior to December 1, 2020
Class A	1.35%	1.44%
Advisor Class	1.10	1.19
Class C	2.10	2.19
Institutional Class	1.10	1.19
Institutional 2 Class	1.07	1.15
Institutional 3 Class	1.02	1.10
Class R	1.60	1.69
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
42	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, foreign capital gains tax, investments in partnerships, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,857,333	(2,857,333)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
13,855,202	9,611,738	23,466,940	9,482,518	—	9,482,518
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,789,335	18,930,842	—	108,446,726
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
469,342,989	120,168,369	(11,721,643)	108,446,726
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $484,065,368 and $548,308,451, respectively, for the year ended July 31, 2021, of which $273,416,891 and $278,649,367, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Global Opportunities Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
July 31, 2021
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended July 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the year ended July 31, 2021.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
44	Columbia Global Opportunities Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Columbia Global Opportunities Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
July 31, 2021
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 86.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
46	Columbia Global Opportunities Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Opportunities Fund | Annual Report 2021	47

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
70.78%	33.22%	0.47%	$26,059,861
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
The Fund also hereby designates an additional capital gain dividend of $562,079 attributable to the fiscal year ended July 31, 2020, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
48	Columbia Global Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Global Opportunities Fund | Annual Report 2021	49

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
50	Columbia Global Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Global Opportunities Fund | Annual Report 2021	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
52	Columbia Global Opportunities Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Global Opportunities Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54	Columbia Global Opportunities Fund | Annual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Global Opportunities Fund | Annual Report 2021	55

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
56	Columbia Global Opportunities Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Global Opportunities Fund | Annual Report 2021	57

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
58	Columbia Global Opportunities Fund | Annual Report 2021

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Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN156_07_L01_(09/21)

Annual Report
July 31, 2021
Columbia Floating Rate Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Floating Rate Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Floating Rate Fund  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Vesa Tontti, CFA
Lead Portfolio Manager
Managed Fund since 2019
Daniel DeYoung
Portfolio Manager
Managed Fund since November 2020
Average annual total returns (%) (for the period ended July 31, 2021)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	9.35	3.82	3.92
	Including sales charges		6.03	3.20	3.60
Advisor Class*		02/28/13	9.73	4.10	4.13
Class C	Excluding sales charges	02/16/06	8.56	3.05	3.14
	Including sales charges		7.56	3.05	3.14
Institutional Class		09/27/10	9.73	4.08	4.18
Institutional 2 Class		08/01/08	9.70	4.13	4.24
Institutional 3 Class*		06/01/15	9.82	4.17	4.13
Class R		09/27/10	9.16	3.56	3.66
Credit Suisse Leveraged Loan Index			9.60	4.75	4.50
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Floating Rate Fund | Annual Report 2021	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2011 — July 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2021)
Common Stocks	1.4
Convertible Bonds	0.2
Corporate Bonds & Notes	4.0
Exchange-Traded Fixed Income Funds	0.9
Money Market Funds	6.4
Senior Loans	86.5
Warrants	0.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2021)
BBB rating	1.5
BB rating	30.2
B rating	62.9
CCC rating	3.4
CC rating	0.1
Not rated	1.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

4	Columbia Floating Rate Fund | Annual Report 2021

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2021, the Fund’s Class A shares returned 9.35% excluding sales charges. The Fund slightly underperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index, which returned 9.60% for the same time period.
Market overview
Early in the period, the leveraged bank loan market became increasingly comfortable that many of the issuers in those industries, which had traded down most significantly during the major COVID-19-induced sell-off in the spring of 2020, had the ability to manage their costs and had sufficient liquidity to wait until life returned to some normalcy. These issuers included gaming/lodging/leisure companies, energy companies, retailers, health care providers, airlines and certain broadcasting (especially radio) companies. The leveraged bank loan market posted strong returns in both August and September 2020. As the period progressed, these issuers, most of which had been trading at highly significant discounts and had seen their credit ratings downgraded, continued to gradually trade up, a trend that was a major driver of strong annual returns for the leveraged bank loan market. From a credit quality perspective, those issuers with lower ratings, i.e., Caa1/CCC+ and lower, significantly outperformed higher rated issuers during the period.
Technicals, or the supply/demand scenario, within the leveraged bank loan market remained relatively well balanced during the period. After a slow second calendar quarter, issuance in the U.S. leveraged loan market rebounded in the third quarter of 2020, driven largely by stabilizing economic conditions. September 2020 alone experienced a dramatic uptick in issuance with $43 billion of deals priced in the month, the second highest monthly volume after January 2020. Then, toward the end of calendar year 2020, the primary market picked up even greater pace, and year-to-date through July 2021, new loan issuance was at, or close to, record pace. The main driver for the heavy loan issuance was a high level of merger and acquisition activity. Demand matched the high level of supply. Issuance of new collateralized loan obligations (CLOs) was strong throughout the period and also at record pace in the first seven months of 2021. CLOs are, by far, the largest source of demand for bank loans, with an estimated 60% or more of debt issued in the U.S. leveraged loan market being held by CLO funds. Further, inflows into retail funds turned positive in late 2020 and remained so through the end of the period.
At the end of July 2021, the trailing 12-month loan default rate, examined by principal amount, was 1.1%, as measured by JP Morgan, meaningfully dropping since the five-year high of 4.2% at the end of June 2020 and significantly below the historical average rate of approximately 3.0%. For context, only two loan market issuers defaulted during the first six months of 2021, as compared to 60 loan issuers defaulting in calendar year 2020.
The Fund’s notable detractors during the period
•	Credit selection in the energy and services industries detracted most from the Fund’s relative results.
•	Positioning and credit selection in the utilities and consumer non-durables industries further dampened Fund performance.
•	From a credit quality perspective, having overweights to investment-grade issues and to issues rated BB3 and having an underweight to issues rated B3 hurt, as higher quality segments of the leveraged bank loan market underperformed lower quality segments during the period. Selection among issues rated B2, BB3 and B1 also detracted.
•	Having a position in cash, albeit a modest one, during a period when the Credit Suisse Leveraged Loan Index rallied, detracted from Fund performance as well.
The Fund’s notable contributors during the period
•	Credit selection in the broadcasting, manufacturing, diversified media, consumer durables and aerospace industries contributed most positively to the Fund’s relative results during the period.
•	Positioning in the financials and manufacturing industries also boosted Fund performance.
•	In terms of credit quality, an overweight to, and selection among, issues rated CCC and lower proved beneficial, as lower quality segments of the leveraged bank loan market outperformed higher quality segments during the period. Selection among non-rated issues also helped the Fund’s relative results.
Columbia Floating Rate Fund | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Floating Rate Fund | Annual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2021 — July 31, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.40	1,019.90	5.09	5.09	1.01
Advisor Class	1,000.00	1,000.00	1,020.90	1,021.14	3.83	3.83	0.76
Class C	1,000.00	1,000.00	1,015.60	1,016.16	8.84	8.85	1.76
Institutional Class	1,000.00	1,000.00	1,020.60	1,021.14	3.83	3.83	0.76
Institutional 2 Class	1,000.00	1,000.00	1,021.10	1,021.29	3.68	3.68	0.73
Institutional 3 Class	1,000.00	1,000.00	1,021.30	1,021.54	3.43	3.43	0.68
Class R	1,000.00	1,000.00	1,018.10	1,018.65	6.34	6.34	1.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Floating Rate Fund | Annual Report 2021	7

Portfolio of Investments
July 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 1.5%
Issuer	Shares	Value ($)
Communication Services 1.0%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(a)	9,438	144,779
Entertainment 0.9%
MGM Holdings II, Inc.(a)	53,207	7,010,022
Media 0.1%
Clear Channel Outdoor Holdings, Inc.(a)	198,952	529,213
Star Tribune Co. (The)(a),(b),(c)	1,098	—
Total		529,213
Total Communication Services		7,684,014
Consumer Discretionary 0.0%
Diversified Consumer Services 0.0%
Houghton Mifflin Harcourt Co.(a)	18,619	210,767
Multiline Retail 0.0%
Belk, Inc.(a)	231	6,410
Total Consumer Discretionary		217,177
Energy 0.3%
Energy Equipment & Services 0.1%
Covia Holdings Corp.(a)	57,253	554,638
Fieldwood Energy LLC(a),(c)	68,952	8,654
McDermott International, Inc.(a)	184,336	78,896
Total		642,188
Oil, Gas & Consumable Fuels 0.2%
New Frontera Holdings(a),(c)	64,498	225,743
Southcross Energy Partners LLC(a)	107,918	9,604
Southcross Energy Partners LLC, Class A(a),(c)	2,041,444	1,153,416
Total		1,388,763
Total Energy		2,030,951
Financials —%
Capital Markets —%
RCS Capital Corp., Class B(a),(b),(c)	6,880	0
Total Financials		0
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 0.2%
Machinery 0.2%
TNT Crane and Rigging, Inc.(a)	60,744	1,157,963
Total Industrials		1,157,963
Total Common Stocks (Cost $9,050,900)		11,090,105

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.2%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	1,500,000	1,537,500
Total Convertible Bonds (Cost $1,419,341)			1,537,500

Corporate Bonds & Notes 4.2%

Automotive 0.1%
Ford Motor Credit Co. LLC
11/13/2025	3.375%	669,000	698,902
Brokerage/Asset Managers/Exchanges 0.4%
NFP Corp.(d)
08/15/2028	6.875%	2,750,000	2,860,483
Cable and Satellite 0.7%
DISH DBS Corp.
07/01/2026	7.750%	2,500,000	2,855,330
Radiate Holdco LLC/Finance, Inc.(d)
09/15/2026	4.500%	2,500,000	2,585,436
Total			5,440,766
Chemicals 0.1%
Herens Holdco Sarl(d)
05/15/2028	4.750%	1,053,000	1,045,375
Finance Companies 0.6%
Navient Corp.
06/25/2025	6.750%	2,000,000	2,226,774
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	2,500,000	2,555,575
Total			4,782,349
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.1%
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	602,000	620,092
Gaming 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc.(d)
10/15/2025	5.250%	1,500,000	1,511,366
Leisure 0.3%
Royal Caribbean Cruises Ltd.(d)
06/15/2023	9.125%	2,000,000	2,179,059
Lodging 0.2%
Marriott Ownership Resorts, Inc.
01/15/2028	4.750%	1,250,000	1,264,303
Media and Entertainment 0.5%
Cumulus Media New Holdings, Inc.(d)
07/01/2026	6.750%	828,000	871,634
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	2,591,000	1,504,352
iHeartCommunications, Inc.
05/01/2026	6.375%	478,473	505,393
05/01/2027	8.375%	867,232	923,615
Total			3,804,994
Other REIT 0.3%
Ladder Capital Finance Holdings LLLP/Corp.(d)
10/01/2025	5.250%	1,858,000	1,885,900
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	6.750%	2,444,000	2,554,432
Technology 0.4%
CommScope Finance LLC(d)
03/01/2024	5.500%	1,178,000	1,212,305
Dun & Bradstreet Corp. (The)(d)
08/15/2026	6.875%	985,000	1,043,935
Sabre GLBL, Inc.(d)
09/01/2025	7.375%	500,000	534,522
Total			2,790,762
Total Corporate Bonds & Notes (Cost $31,962,913)			31,438,783
Exchange-Traded Fixed Income Funds 0.9%
	Shares	Value ($)
Floating Rate 0.9%
First Trust Senior Loan ETF	25,000	1,195,250
Invesco Senior Loan ETF	50,000	1,101,500
SPDR Blackstone Senior Loan ETF	100,000	4,582,000
Total		6,878,750
Total Exchange-Traded Fixed Income Funds (Cost $6,932,750)		6,878,750

Senior Loans 90.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
TransDigm, Inc.(e),(f)
Tranche F Term Loan
1-month USD LIBOR + 2.250% 12/09/2025	2.342%	2,762,580	2,711,777
Airlines 2.1%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 04/20/2028	5.500%	3,919,708	4,024,560
Air Canada(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 07/27/2028	5.500%	2,000,000	2,003,340
American Airlines, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	1.836%	1,712,321	1,589,958
1-month USD LIBOR + 1.750% 01/29/2027	1.840%	990,000	915,572
Kestrel Bidco, Inc./WestJet Airlines(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	4.000%	2,817,200	2,715,865
United AirLines, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	4.500%	4,340,972	4,342,622
Total			15,591,917
Automotive 1.2%
Clarios Global LP(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	3.342%	2,804,076	2,779,092

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	9

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
First Brands Group LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 03/30/2027	6.000%	4,122,116	4,162,059
Truck Hero, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 01/31/2028	4.500%	2,244,375	2,235,398
Total			9,176,549
Brokerage/Asset Managers/Exchanges 1.7%
AlixPartners LLP(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 02/04/2028	3.250%	1,496,250	1,486,061
Citadel Securities LP(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 02/02/2028	2.592%	3,491,250	3,428,896
Jefferies Finance LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 06/03/2026	5.250%	2,699,034	2,683,002
Russell Investments US Institutional Holdco, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 05/30/2025	4.500%	4,000,000	3,980,000
Wells Fargo(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 04/21/2028	3.750%	1,500,000	1,500,000
Total			13,077,959
Building Materials 3.6%
Apex Tool Group LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.250% 08/01/2024	6.500%	2,961,039	2,966,961
Beacon Roofing Supply, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 05/19/2028	2.592%	2,076,923	2,057,982
Cornerstone Building Brands, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.250% 04/12/2028	3.750%	3,168,905	3,158,004
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Covia Holdings LLC(e),(f),(g)
Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 07/31/2026	5.000%	2,080,573	2,045,474
CP Atlas Buyer, Inc./American Bath(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 11/23/2027	4.250%	2,323,125	2,311,277
LBM Acquisition LLC(e),(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/17/2027	4.500%	2,245,398	2,222,944
Park River Holdings, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 12/28/2027	4.000%	1,995,000	1,974,691
QUIKRETE Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 02/01/2027	2.592%	1,994,937	1,969,162
QUIKRETE Holdings, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.000% 02/21/2028	3.081%	529,412	523,567
US Silica Co.(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	5.000%	3,350,979	3,218,615
White Cap Buyer LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 10/19/2027	4.500%	2,483,737	2,483,737
Wilsonart LLC(e),(f)
Tranche E Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 12/31/2026	4.500%	2,265,693	2,253,798
Total			27,186,212
Cable and Satellite 2.9%
Charter Communications Operating LLC/Safari LLC(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	1.850%	1,545,255	1,526,913

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cogeco Communications II LP(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/03/2025	2.092%	1,994,747	1,958,383
CSC Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	2.343%	2,398,766	2,358,778
3-month USD LIBOR + 2.250% 01/15/2026	2.343%	1,960,049	1,923,299
3-month USD LIBOR + 2.500% 04/15/2027	2.593%	982,538	968,497
DIRECTV Financing LLC(e),(f),(h)
Term Loan
1-month USD LIBOR + 5.750% Floor 0.750% 04/16/2025	1.842%	3,212,355	3,204,741
Iridium Satellite LLC(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 11/04/2026	3.250%	3,000,000	2,992,500
Telesat Canada(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	2.860%	2,156,122	1,951,291
UPC Financing Partnership(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 01/31/2029	3.093%	1,750,000	1,730,942
Virgin Media Bristol LLC(e),(f)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	2.593%	2,000,000	1,968,340
Tranche Q Term Loan
1-month USD LIBOR + 3.250% 01/31/2029	3.343%	1,175,000	1,168,796
Total			21,752,480
Chemicals 4.2%
Aruba Investments Holdings LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/24/2027	4.750%	1,496,250	1,499,063
Ascend Performance Materials Operations LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 08/27/2026	5.500%	3,507,947	3,551,796
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ColourOz Investment 1 GmbH(e),(f)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	360,723	357,794
ColourOz Investment 2 LLC(e),(f)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	5.250%	2,182,078	2,164,360
Herens Holdco SARL(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 06/29/2028	4.750%	1,428,571	1,427,086
Hexion, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	3.650%	1,315,425	1,312,137
INEOS Styrolution Group GmbH(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/29/2026	3.250%	2,200,000	2,191,200
Innophos Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% 02/05/2027	3.592%	1,234,375	1,228,721
Messer Industries GmbH(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	2.647%	2,649,422	2,622,371
Nouryon Finance BV/AkzoNobel(e),(f)
Term Loan
1-month USD LIBOR + 2.750% 10/01/2025	2.835%	3,452,219	3,405,372
PQ Corp.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/02/2028	4.250%	2,000,000	1,997,500
Schenectady International Group, Inc.(c),(e),(f)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	4.874%	2,993,771	2,993,771
Solenis Holdings LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	4.135%	1,956,559	1,952,216
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 06/26/2026	8.635%	1,000,000	997,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	11

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Trinseo Materials Operating SCA(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 05/03/2028	2.592%	1,818,182	1,800,000
Tronox Finance LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 2.500% 03/10/2028	2.627%	1,686,491	1,669,356
Total			31,169,743
Construction Machinery 0.3%
Columbus McKinnon Corp.(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/14/2028	3.250%	1,200,000	1,194,000
TNT Crane & Rigging, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.500% 10/16/2024	7.500%	560,793	583,225
1-month USD LIBOR + 11.000% Floor 1.000% 04/16/2025	12.000%	535,736	514,306
Total			2,291,531
Consumer Cyclical Services 6.0%
Allied Universal Holdco LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 05/12/2028	4.250%	2,464,286	2,460,515
Amentum Government Services Holdings LLC(e),(f)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 3.500% 01/29/2027	3.592%	1,488,722	1,477,095
Tranche 2 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 01/29/2027	5.500%	1,813,636	1,813,074
APX Group, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/10/2028	4.000%	2,352,939	2,334,115
Conservice Midco, LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	4.357%	2,979,988	2,975,637
Cushman & Wakefield U.S. Borrower LLC(e),(f)
Term Loan
1-month USD LIBOR + 2.750% 08/21/2025	2.842%	2,376,789	2,339,450
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Go Daddy Operating Company, LLC/Finance Co, Inc.(e),(f)
Tranche B4 Term Loan
1-month USD LIBOR + 2.000% 08/10/2027	2.092%	1,883,481	1,861,765
IRI Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 12/01/2025	4.342%	3,166,306	3,155,763
Prime Security Services Borrower LLC/Protection 1 Security Solutions(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	3.500%	3,324,918	3,308,759
Signal Parent, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 04/03/2028	0.000%	2,500,000	2,450,000
Sotheby’s(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 01/15/2027	5.500%	4,207,300	4,205,533
Staples, Inc.(e),(f),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	5.176%	2,703,725	2,613,608
TruGreen LP(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	4.750%	2,487,500	2,491,380
Uber Technologies, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/04/2025	3.592%	2,244,216	2,234,857
1-month USD LIBOR + 3.500% 02/25/2027	3.592%	2,058,287	2,049,025
USS Ultimate Holdings, Inc./United Site Services, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	4.750%	2,897,222	2,897,222
WaterBridge Midstream Operating LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	6.750%	2,554,550	2,448,102

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
WW International, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 04/13/2028	4.000%	1,875,000	1,869,150
Total			44,985,050
Consumer Products 2.0%
Energizer Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/22/2027	2.750%	1,658,334	1,645,896
Kronos Acquisition Holdings Inc.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 12/22/2026	4.250%	1,990,000	1,965,841
Prestige Brands, Inc.(e),(f)
Tranche B5 Term Loan
1-month USD LIBOR + 2.000% Floor 0.500% 07/03/2028	2.500%	1,590,909	1,582,955
Serta Simmons Bedding LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	4.500%	1,339,941	897,761
SIWF Holdings, Inc./Spring Window Fashions(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	4.342%	1,988,500	1,986,372
SRAM LLC(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/18/2028	3.250%	2,749,091	2,731,909
Thor Industries, Inc.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% 02/01/2026	3.125%	2,000,000	1,996,260
Weber-Stephen Products LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/30/2027	4.302%	2,031,458	2,025,120
Total			14,832,114
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 2.5%
DXP Enterprises, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/23/2027	5.750%	2,437,750	2,437,750
EWT Holdings III Corp.(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 04/01/2028	2.625%	2,250,000	2,223,743
Filtration Group Corp.(e),(f)
Tranche A Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/29/2025	4.500%	992,500	992,500
Gates Global LLC(e),(f),(g)
Tranche B3 Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 03/31/2027	3.500%	2,648,688	2,629,724
Madison IAQ LLC(e),(f),(g)
Term Loan
3-month USD LIBOR + 3.250% 06/21/2028	3.750%	2,246,496	2,226,030
TK Elevator Midco GmbH(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 07/30/2027	4.404%	3,121,575	3,113,272
Vertiv Group Corp.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 03/02/2027	2.851%	2,962,613	2,932,512
Zekelman Industries, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.000% 01/24/2027	2.087%	1,941,549	1,911,940
Total			18,467,471
Electric 2.2%
Carroll County Energy LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	3.647%	1,319,440	1,264,459
EFS Cogen Holdings I LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/01/2027	4.500%	1,924,605	1,915,887

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	13

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Exgen Renewables IV LLC(e),(f)
Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 12/15/2027	3.500%	1,710,619	1,705,983
Invenergy Thermal Operating I LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 08/28/2025	3.092%	1,964,667	1,925,374
LMBE-MC Holdco II LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	5.000%	2,424,751	2,333,823
Nautilus Power LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	5.250%	1,334,494	1,238,157
New Frontera Holdings(c),(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 13.000% 07/28/2026	16.250%	986,719	976,852
2nd Lien Term Loan
1-month USD LIBOR + 1.500% 07/28/2029	3.750%	339,370	135,748
PG&E Corp.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 06/23/2025	3.500%	1,979,963	1,927,157
West Deptford Energy Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	3.842%	1,553,124	1,352,320
WIN Waste Innovations Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 03/24/2028	3.250%	2,000,000	1,990,000
Total			16,765,760
Environmental 1.0%
EnergySolutions LLC/Envirocare of Utah LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	4.750%	3,438,420	3,416,930
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
GFL Environmental, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	3.500%	2,049,831	2,047,863
Harsco Corp.(e),(f)
Tranche B3 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 03/10/2028	2.750%	2,162,162	2,140,541
Total			7,605,334
Finance Companies 0.6%
FinCo I LLC/Fortress Investment Group(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 06/27/2025	2.592%	2,493,719	2,465,041
IGT Holding IV AB(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 03/31/2028	4.250%	2,360,750	2,343,044
Total			4,808,085
Food and Beverage 1.7%
Aramark Intermediate HoldCo Corp.(e),(f)
Tranche B5 Term Loan
1-month USD LIBOR + 2.500% 04/06/2028	2.592%	2,301,924	2,286,109
B&G Foods, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 10/10/2026	2.592%	1,700,000	1,696,821
Dole Food Co., Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	5.000%	2,533,876	2,530,709
Triton Water Holdings, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 03/31/2028	4.000%	1,888,889	1,873,306
United Natural Foods, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.500% 10/22/2025	3.592%	2,313,780	2,304,570
US Foods, Inc./US Foodservice, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2023	1.842%	1,799,143	1,775,251
Total			12,466,766

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 3.6%
Aristocrat Leisure Ltd.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 1.000% 10/19/2024	4.750%	2,974,975	2,974,053
Caesars Resort Collection LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	2.842%	1,883,044	1,860,410
Tranche B1 Term Loan
1-month USD LIBOR + 4.500% 07/21/2025	4.592%	1,488,750	1,488,750
CBAC Borrower LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	4.092%	1,876,061	1,811,806
CCM Merger, Inc./MotorCity Casino Hotel(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 11/04/2025	4.500%	3,001,301	3,001,301
CityCenter Holdings LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 04/18/2024	3.000%	1,994,805	1,988,262
Enterprise Development Authority(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 02/28/2028	5.000%	1,795,455	1,795,454
Flutter Entertainment PLC(e),(f)
Term Loan
3-month USD LIBOR + 2.250% 07/21/2026	2.397%	3,392,875	3,366,376
Golden Nugget Online Gaming, Inc.(c),(e),(f)
Term Loan
1-month USD LIBOR + 12.000% Floor 1.000% 10/04/2023	13.000%	1,500,000	1,650,000
PCI Gaming Authority(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	2.592%	1,624,865	1,611,558
Scientific Games International, Inc.(e),(f)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	2.842%	2,613,283	2,571,549
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Spectacle Gary Holdings LLC(e),(f)
Delayed Draw Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	165,541	180,025
Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	2,284,459	2,484,350
Total			26,783,894
Health Care 6.2%
athenahealth, Inc.(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 4.250% 02/11/2026	4.410%	3,447,609	3,443,300
Carestream Health, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 6.750% Floor 1.000% 05/08/2023	7.750%	1,238,885	1,243,531
Change Healthcare Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	3.500%	3,159,433	3,153,177
CPI Holdco LLC(e),(f)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.750% 11/04/2026	3.842%	2,387,909	2,381,343
Envision Healthcare Corp.(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	3.842%	2,821,619	2,408,393
Gentiva Health Services, Inc.(e),(f)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% 07/02/2025	2.875%	1,809,680	1,801,771
ICON PLC(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 07/03/2028	3.000%	2,751,870	2,744,990
3-month USD LIBOR + 2.500% 07/03/2028	3.000%	685,630	683,916
IQVIA, Inc./Quintiles IMS(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	1.897%	1,910,457	1,888,162
LifePoint Health, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	3.842%	2,171,526	2,152,286

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	15

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lifescan Global Corp.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	6.146%	1,346,483	1,334,459
National Mentor Holdings, Inc./Civitas Solutions, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	2,630,362	2,624,154
Tranche C 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	82,843	82,648
National Mentor Holdings, Inc./Civitas Solutions, Inc.(e),(f),(i)
Delayed Draw Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	122,111	121,823
Ortho-Clinical Diagnostics, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 06/30/2025	3.101%	3,250,000	3,235,115
Phoenix Guarantor, Inc./BrightSpring(e),(f)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	3.339%	2,254,173	2,224,305
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 3.500% 03/05/2026	3.596%	997,500	985,919
Pluto Acquisition I, Inc./AccentCare, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 4.000% 06/22/2026	4.135%	1,953,125	1,938,477
PPD, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 01/13/2028	2.750%	2,660,000	2,651,461
Radiology Partners, Inc.(e),(f)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.250% 07/09/2025	4.348%	1,500,000	1,494,690
Select Medical Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/06/2025	2.350%	2,571,818	2,532,161
Surgery Center Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	4.500%	1,995,000	1,992,865
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Team Health Holdings, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	3.750%	1,864,351	1,799,975
Upstream Newco, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/20/2026	4.592%	1,989,925	1,976,254
Total			46,895,175
Independent Energy 0.2%
Hamilton Projects Acquiror LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 06/17/2027	5.750%	1,707,750	1,683,739
Leisure 3.3%
Crown Finance US, Inc.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 7.000% 05/23/2024	7.000%	757,896	938,707
Crown Finance US, Inc./Cineworld Group PLC(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 02/28/2025	3.500%	2,638,939	2,127,037
Formula One Management Ltd.(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	3.500%	4,000,000	3,963,320
Life Time, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/16/2024	5.750%	3,145,533	3,139,651
Metro-Goldwyn-Mayer, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	2.600%	1,784,315	1,773,163
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	5.500%	2,225,000	2,221,284
NAI Entertainment Holdings LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	3.500%	2,941,192	2,877,456

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
UFC Holdings LLC(e),(f)
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 04/29/2026	3.500%	4,050,909	4,022,432
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(e),(f)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	2.850%	4,031,675	3,912,902
Total			24,975,952
Lodging 0.7%
Hilton Grand Vacations Borrower LLC(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 05/19/2028	3.500%	2,764,706	2,753,647
Playa Resorts Holding BV(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 1.000% 04/29/2024	3.750%	2,897,155	2,781,356
Total			5,535,003
Media and Entertainment 6.2%
Alchemy Copyrights LLC(c),(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 03/10/2028	3.500%	2,481,281	2,471,976
Cengage Learning, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	5.750%	2,302,743	2,299,335
Clear Channel Outdoor Holdings, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	3.628%	2,962,462	2,873,588
Creative Artists Agency LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 11/27/2026	3.842%	2,964,949	2,931,119
E.W. Scripps Co. (The)(e),(f)
Tranche B2 Term Loan
1-month USD LIBOR + 2.563% 05/01/2026	3.313%	1,481,156	1,469,840
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 01/07/2028	3.750%	1,119,000	1,115,151
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Emerald Expositions Holding, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 05/22/2024	2.592%	2,796,920	2,682,414
Entravision Communications Corp.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	2.842%	1,068,750	1,051,832
Hubbard Radio LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 03/28/2025	5.250%	2,630,089	2,615,308
iHeartCommunications, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	3.092%	1,703,204	1,680,313
Indy US Bidco, LLC/NielsenIQ(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 03/06/2028	4.103%	3,023,672	3,016,657
Learfield Communications LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	4.250%	2,192,503	2,078,800
Lions Gate Capital Holdings LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	2.342%	1,409,590	1,391,534
NASCAR Holdings, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% 10/19/2026	2.842%	1,843,761	1,826,853
Nexstar Broadcasting, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 09/18/2026	2.600%	3,225,492	3,192,785
Playtika Holding Corp.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 2.750% 03/13/2028	2.842%	3,150,000	3,124,422
PUG LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	3.592%	4,045,943	3,951,552
Sinclair Television Group, Inc.(e),(f)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	3.100%	1,488,214	1,473,703

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	17

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Terrier Media Buyer, Inc.(e),(f)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% 12/17/2026	3.592%	2,836,994	2,806,666
Univision Communications, Inc.(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 05/05/2028	4.000%	2,250,000	2,241,923
Total			46,295,771
Midstream 2.4%
Buckeye Partners LP(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 2.250% 11/01/2026	2.354%	1,999,763	1,980,126
CQP Holdco LP/BIP-V CHIN(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 06/05/2028	4.250%	2,400,000	2,384,616
GIP III Stetson I LP/II LP(e),(f)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	4.342%	2,733,231	2,621,168
ITT Holdings LLC(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/10/2028	3.250%	1,071,429	1,066,071
Lower Cadence Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	4.092%	1,318,041	1,316,170
Navitas Midstream Midland Basin LLC(e),(f)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 12/13/2024	4.750%	2,058,950	2,047,112
Prairie ECI Acquiror LP(e),(f)
Term Loan
1-month USD LIBOR + 4.750% 03/11/2026	4.842%	1,637,500	1,586,557
Stonepeak Lonestar Holdings LLC(e),(f)
Term Loan
3-month USD LIBOR + 4.500% 10/19/2026	4.634%	2,018,726	2,020,886
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Traverse Midstream Partners LLC(e),(f)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 09/27/2024	6.500%	2,802,092	2,799,374
Total			17,822,080
Oil Field Services 0.5%
ChampionX Corp.(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	2.625%	1,168,288	1,159,526
Fieldwood Energy LLC(e),(j)
1st Lien Term Loan
04/11/2022	0.000%	135,937	71,463
2nd Lien Term Loan
04/11/2023	0.000%	2,183,515	214,705
Lealand Finance Company BV(c),(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	3.092%	33,314	19,989
Lealand Finance Company BV(e),(f)
Term Loan
3-month USD LIBOR + 1.000% 06/30/2025	1.092%	427,532	191,534
MRC Global, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	3.092%	2,165,181	2,147,145
Total			3,804,362
Other Industry 1.5%
APi Group, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.500% 10/01/2026	2.592%	1,683,544	1,670,396
Filtration Group Corp.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2025	3.092%	2,289,934	2,263,737
Hamilton Holdco LLC/Reece International Pty Ltd.(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 01/02/2027	2.150%	1,599,779	1,587,780
Harland Clarke Holdings Corp.(e),(f)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	5.750%	1,374,551	1,255,309

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Hillman Group, Inc. (The)(e),(f),(i)
Delayed Draw Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	0.260%	421,941	419,093
Hillman Group, Inc. (The)(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	3.250%	1,761,603	1,749,713
Lightstone Holdco LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	2,814,073	2,166,048
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	4.750%	158,718	122,168
Total			11,234,244
Other REIT 0.4%
VICI Properties 1 LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 12/20/2024	1.839%	3,000,000	2,966,580
Packaging 2.7%
Altium Packaging LLC(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 02/03/2028	3.250%	1,387,826	1,372,713
Anchor Glass Container Corp.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	3.750%	1,576,080	1,458,867
2nd Lien Term Loan
3-month USD LIBOR + 7.750% Floor 1.000% 12/07/2024	8.750%	333,333	168,870
Anchor Glass Container Corp.(c),(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 12/07/2023	6.000%	477,600	445,362
Charter Next Generation, Inc.(e),(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 12/01/2027	4.500%	2,786,499	2,781,845
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Flex Acquisition Co., Inc./Novolex(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 03/02/2028	4.000%	1,985,914	1,967,604
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/29/2025	3.395%	1,563,810	1,539,993
Graham Packaging Co., Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/04/2027	3.750%	2,076,575	2,062,039
Packaging Coordinators Midco, Inc.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% 11/30/2027	4.250%	2,992,500	2,988,759
Pactiv Evergreen Inc.(e),(f)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	2.842%	1,350,215	1,345,152
Tranche B2 Term Loan
1-month USD LIBOR + 3.250% 02/05/2026	3.342%	1,044,750	1,031,879
Tekni-Plex, Inc.(e),(f),(g)
Delayed Draw Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/29/2028	4.500%	111,074	110,935
Tranche B3 Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/29/2028	4.500%	783,070	782,091
Tosca Services LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 08/18/2027	4.250%	1,990,000	1,987,513
Twist Beauty International Holdings S.A.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	4.000%	628,277	607,858
Total			20,651,480
Paper 0.4%
Asplundh Tree Expert LLC(e),(f)
Term Loan
1-month USD LIBOR + 1.750% 09/07/2027	1.842%	3,032,100	2,999,414

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	19

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 2.6%
Bausch Health Companies, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	3.092%	2,914,303	2,888,843
Elanco Animal Health, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	1.850%	1,967,419	1,929,822
Endo Luxembourg Finance Co. I SARL(e),(f)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 03/27/2028	5.750%	3,036,665	2,958,470
Grifols Worldwide Operations Ltd.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	2.084%	2,303,804	2,271,090
Jazz Pharmaceuticals PLC(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	4.000%	1,400,000	1,401,316
Mallinckrodt International Finance SA(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 02/24/2025	6.250%	1,692,353	1,635,845
Organon & Co.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	3.500%	2,735,294	2,726,760
Sunshine Luxembourg VII SARL/Galderma(e),(f)
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/01/2026	4.500%	3,445,722	3,445,723
Total			19,257,869
Property & Casualty 2.7%
Asurion LLC(e),(f)
Tranche B3 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/31/2028	5.342%	1,600,000	1,590,864
Tranche B6 Term Loan
3-month USD LIBOR + 3.125% 11/03/2023	3.217%	880,479	870,759
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	3.092%	1,328,888	1,306,257
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	3.342%	2,015,132	1,976,401
Tranche B9 Term Loan
1-month USD LIBOR + 3.250% 07/31/2027	3.342%	1,496,250	1,468,824
Asurion LLC(e),(f),(g)
Tranche B4 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/20/2029	5.353%	2,355,981	2,341,987
Hub International Ltd.(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 04/25/2025	2.875%	1,492,308	1,469,386
Tranche B3 Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 04/25/2025	4.000%	1,492,500	1,488,649
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	3.342%	2,423,986	2,384,596
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(e),(f),(g)
Term Loan
3-month USD LIBOR + 3.750% 09/03/2026	3.842%	1,250,000	1,238,837
USI, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	3.147%	2,073,795	2,050,133
1-month USD LIBOR + 3.250% 12/02/2026	3.397%	1,984,903	1,960,092
Total			20,146,785
Railroads 0.3%
Genesee & Wyoming, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.000% 12/30/2026	2.147%	1,989,924	1,970,523
Restaurants 1.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(e),(f)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/15/2027	4.250%	1,990,000	1,981,821
KFC Holding Co./Yum! Brands(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	1.839%	2,119,524	2,117,637

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
New Red Finance, Inc./Burger King/Tim Hortons(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	1.842%	4,211,119	4,126,896
Whatabrands LLC(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	3.750%	1,606,682	1,598,312
Total			9,824,666
Retailers 2.6%
Belk, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 7.500% Floor 1.000% 07/31/2025	8.500%	532,052	531,722
Belk, Inc.(e)
1st Lien Term Loan
07/31/2025	13.000%	1,767,488	1,334,454
Burlington Coat Factory Warehouse Corp.(e),(f)
Tranche B6 Term Loan
1-month USD LIBOR + 2.000% 06/24/2028	2.090%	2,322,033	2,303,642
Culligan AI Aqua Merger Sub(e),(f),(g)
Delayed Draw Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/30/2028	4.500%	260,234	260,073
Term Loan
1-month USD LIBOR + 4.000% Floor 0.500% 07/30/2028	4.500%	2,081,871	2,080,581
Great Outdoors Group, LLC(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 03/06/2028	5.000%	4,888,767	4,891,211
Harbor Freight Tools USA, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 10/19/2027	3.250%	4,962,500	4,935,355
PetSmart, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 02/11/2028	4.500%	3,000,000	2,997,000
Total			19,334,038
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 17.8%
Arches Buyer, Inc./Ancestry.com(e),(f)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 12/06/2027	3.750%	2,487,500	2,470,237
Atlas CC Acquisition Corp.(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 05/25/2028	5.000%	2,160,563	2,166,419
Tranche C Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 05/25/2028	5.000%	439,437	440,627
Atlas Purchaser, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.750% 05/08/2028	6.000%	3,000,000	2,940,000
Avaya, Inc.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 4.250% 12/15/2027	4.343%	2,982,808	2,986,537
Tranche B2 Term Loan
1-month USD LIBOR + 4.000% 12/15/2027	4.093%	1,195,555	1,194,910
BY Crown Parent LLC(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 02/02/2026	4.000%	1,609,991	1,599,928
Camelot U.S. Acquisition 1 Co./Thomson Reuters Intellectual Property & Science(e),(f)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 10/30/2026	4.000%	2,738,744	2,737,046
Celestica, Inc.(c),(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	2.211%	2,531,786	2,512,797
Celestica, Inc.(e),(f)
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 06/27/2025	2.586%	435,000	432,825
Cloudera, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 2.500% Floor 0.750% 12/22/2027	3.250%	1,421,429	1,419,652

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	21

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CommScope, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	3.342%	3,038,363	3,004,181
CoreLogic, Inc.(e),(f)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	4.000%	1,750,000	1,739,605
Cyxtera DC Holdings, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	4.000%	1,949,033	1,901,925
Dawn Acquisition LLC(e),(f)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	3.897%	4,285,636	3,584,763
DCert Buyer, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 10/16/2026	4.092%	2,498,400	2,492,853
Dun & Bradstreet Corp. (The)(e),(f)
Term Loan
3-month USD LIBOR + 3.250% 02/06/2026	3.336%	3,625,946	3,593,639
Endurance International Group Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/10/2028	4.250%	2,153,846	2,111,437
Everi Holdings(e),(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 2.750% 08/03/2028	3.000%	1,032,462	1,026,010
Evertec Group LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	3.592%	2,342,761	2,339,833
Idemia Group S.A.S.(e),(f)
Tranche B3 Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 01/10/2026	5.250%	3,372,286	3,351,209
Idera, Inc.(e),(f)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	4.500%	2,686,449	2,676,939
Informatica LLC(e)
2nd Lien Term Loan
02/25/2025	7.125%	250,000	254,875
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Informatica LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.250% 02/25/2027	3.342%	3,256,275	3,217,395
Ingram Micro Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	4.000%	1,384,615	1,384,615
ION Trading Finance Ltd.(e),(f)
Term Loan
1-month USD LIBOR + 4.750% 04/01/2028	4.917%	1,941,176	1,942,399
LogMeIn, Inc.(e),(f),(g)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	4.850%	3,490,000	3,474,190
Lummus Technology Holdings V LLC(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 06/30/2027	3.592%	1,990,013	1,972,281
MA FinanceCo LLC(e),(f)
Tranche B3 Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	2.842%	695,879	684,863
Tranche B4 Term Loan
1-month USD LIBOR + 4.250% Floor 1.000% 06/05/2025	5.250%	613,281	615,323
Maxar Technologies Ltd.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	2.850%	1,988,586	1,967,149
McAfee LLC(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	3.840%	3,450,244	3,445,518
Misys Ltd./Almonde/Tahoe/Finastra USA(e),(f),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	4.500%	3,967,516	3,901,100
Monotype Imaging Holdings Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 10/09/2026	6.500%	1,937,500	1,929,033
MYOB US Borrower LLC(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	4.092%	1,617,000	1,605,552

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Natel Engineering Co., Inc.(e),(f)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	6.000%	2,908,084	2,768,147
NCR Corp.(c),(e),(f)
Term Loan
1-month USD LIBOR + 2.500% 08/28/2026	2.630%	1,962,350	1,920,650
Neustar, Inc.(e),(f)
Tranche B5 1st Lien Term Loan
3-month USD LIBOR + 4.500% 08/08/2024	5.500%	2,885,162	2,812,427
Nielsen Finance LLC/VNU, Inc.(e),(f)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	2.103%	2,784,855	2,776,167
Peraton Corp.(e),(f)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	4.500%	3,823,750	3,817,785
Pitney Bowes, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 4.000% 03/17/2028	4.100%	2,588,108	2,590,541
Presidio Holdings Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.500% 01/22/2027	3.628%	1,745,592	1,733,600
Proofpoint, Inc.(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 06/09/2028	2.500%	2,000,000	1,979,000
Rackspace Technology Global, Inc.(e),(f)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 02/15/2028	3.500%	2,244,375	2,215,714
Riverbed Technology, Inc.(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 6.500% Floor 1.000% 12/31/2026	7.500%	626,258	482,218
Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/31/2025	7.000%	1,334,589	1,257,436
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sabre GLBL Inc.(e),(f),(g)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	4.000%	739,063	729,825
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	4.000%	1,178,110	1,163,384
SCS Holdings I, Inc./Sirius Computer Solutions, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	3.592%	1,739,633	1,732,170
Seattle SpinCo, Inc.(e),(f)
Term Loan
3-month USD LIBOR + 2.750% 06/21/2024	2.842%	2,583,523	2,542,626
Sitel Group(e),(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/03/2028	4.250%	2,065,635	2,062,185
Sophia LP(e),(f)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/07/2027	4.500%	1,791,000	1,788,439
Sovos Compliance LLC(e),(f),(g)
Delayed Draw Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 07/29/2028	5.000%	136,736	136,736
Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 07/29/2028	5.000%	791,798	791,798
SS&C Technologies Holdings, Inc.(e),(f)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.842%	731,046	719,664
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	1.842%	579,124	570,107
Tempo Acquisition LLC(e),(f)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 11/02/2026	3.342%	1,984,962	1,980,834
TIBCO Software, Inc.(e),(f)
2nd Lien Term Loan
1-month USD LIBOR + 7.250% 03/03/2028	7.350%	1,250,000	1,259,375

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	23

Portfolio of Investments  (continued)
July 31, 2021
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% 06/30/2026	3.850%	2,200,960	2,180,337
TTM Technologies, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	2.600%	1,020,496	1,016,241
UKG, Inc.(e),(f)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	3.842%	2,223,062	2,220,705
1-month USD LIBOR + 3.250% Floor 0.750% 05/04/2026	4.000%	2,977,538	2,974,113
Ultra Clean Holdings, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.750% 08/27/2025	3.842%	2,136,745	2,135,847
Veritas, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 09/01/2025	6.000%	1,985,025	1,995,943
Verscend Holdings Corp.(e),(f)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 08/27/2025	4.092%	2,500,000	2,493,125
Xperi Holding Corp.(c),(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 06/08/2028	3.592%	3,299,322	3,278,701
Total			133,243,505
Transportation Services 0.2%
First Student/Transit(e),(f),(g)
Tranche B Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	3.500%	1,055,858	1,047,770
Tranche C Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	3.500%	389,746	386,760
Total			1,434,530
Wireless 1.1%
Cellular South, Inc.(c),(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	4.500%	2,287,000	2,241,260
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Numericable US LLC(e),(f)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	2.879%	3,399,125	3,308,470
SBA Senior Finance II LLC(e),(f)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	1.850%	2,824,161	2,792,672
Total			8,342,402
Wirelines 1.1%
Level 3 Financing, Inc.(e),(f)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/01/2027	1.842%	2,395,028	2,342,648
Lumen Technologies, Inc.(e),(f)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	2.342%	1,477,500	1,452,486
Zayo Group Holdings, Inc.(e),(f)
Term Loan
1-month USD LIBOR + 3.000% 03/09/2027	3.092%	4,447,533	4,372,103
Total			8,167,237
Total Senior Loans (Cost $682,119,991)			676,257,997

Warrants 0.6%
Issuer	Shares	Value ($)
Communication Services 0.6%
Diversified Telecommunication Services 0.3%
Windstream Corp.(a)	139,708	2,130,547
Entertainment 0.0%
Cineworld Finance US, Inc.(a)	239,433	104,153
Media 0.3%
iHeartCommunications, Inc.(a)	84,607	2,136,327
Total Communication Services		4,371,027
Financials —%
Diversified Financial Services —%
Spectacle BidCo Holdings, Inc.(a),(b),(c)	190,476	0
Total Financials		0
Total Warrants (Cost $2,941,136)		4,371,027

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Money Market Funds 6.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.053%(k),(l)	49,905,909	49,900,918
Total Money Market Funds (Cost $49,900,918)		49,900,918
Total Investments in Securities (Cost: $784,327,949)		781,475,080
Other Assets & Liabilities, Net		(31,443,676)
Net Assets		750,031,404
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2021, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At July 31, 2021, the total value of these securities amounted to $22,964,466, which represents 3.06% of total net assets.
(e)	The stated interest rate represents the weighted average interest rate at July 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(f)	Variable rate security. The interest rate shown was the current rate as of July 31, 2021.
(g)	Represents a security purchased on a forward commitment basis.
(h)	Represents a security purchased on a when-issued basis.
(i)	At July 31, 2021, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Hillman Group, Inc. (The) Delayed Draw Term Loan 07/14/2028 0.260%	388,186
National Mentor Holdings, Inc./Civitas Solutions, Inc. Delayed Draw Term Loan 03/02/2028 4.500%	122,111

(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2021, the total value of these securities amounted to $286,168, which represents 0.04% of total net assets.
(k)	The rate shown is the seven-day current annualized yield at July 31, 2021.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended July 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.053%
	25,361,353	296,767,984	(272,228,419)	—	49,900,918	(3,918)	34,050	49,905,909
Abbreviation Legend
LIBOR	London Interbank Offered Rate
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	25

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	673,992	7,010,022	0*	7,684,014
Consumer Discretionary	210,767	6,410	—	217,177
Energy	—	643,138	1,387,813	2,030,951
Financials	—	—	0*	0*
Industrials	—	1,157,963	—	1,157,963
Total Common Stocks	884,759	8,817,533	1,387,813	11,090,105
Convertible Bonds	—	1,537,500	—	1,537,500
Corporate Bonds & Notes	—	31,438,783	—	31,438,783
Exchange-Traded Fixed Income Funds	6,878,750	—	—	6,878,750
Senior Loans	—	657,610,891	18,647,106	676,257,997
Warrants
Communication Services	—	4,371,027	—	4,371,027
Financials	—	—	0*	0*
Total Warrants	—	4,371,027	0*	4,371,027
Money Market Funds	49,900,918	—	—	49,900,918
Total Investments in Securities	57,664,427	703,775,734	20,034,919	781,475,080

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Annual Report 2021

Portfolio of Investments  (continued)
July 31, 2021
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 07/31/2020 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2021 ($)
Common Stocks	1,452,523	—	(899)	(272,937)	225,743	(1)	—	(16,616)	1,387,813
Senior Loans	25,393,953	88,381	137,480	703,480	4,974,562	(11,147,462)	8,991,141	(10,494,429)	18,647,106
Warrants	668,395	—	—	(230,000)	230,000	—	—	(668,395)	0 (b)
Total	27,514,871	88,381	136,581	200,543	5,430,305	(11,147,463)	8,991,141	(11,179,440)	20,034,919
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2021 was $90,473, which is comprised of Common Stocks of $(272,937) and Senior Loans of $363,410.
(b) Rounds to zero.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, common stocks and warrants classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	27

Statement of Assets and Liabilities
July 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $734,427,031)	$731,574,162
Affiliated issuers (cost $49,900,918)	49,900,918
Cash	4,602,661
Receivable for:
Investments sold	914,912
Investments sold on a delayed delivery basis	8,127,782
Capital shares sold	2,472,918
Dividends	2,458
Interest	1,897,811
Expense reimbursement due from Investment Manager	490
Prepaid expenses	12,862
Total assets	799,506,974
Liabilities
Payable for:
Investments purchased	488,750
Investments purchased on a delayed delivery basis	45,862,730
Capital shares purchased	1,010,638
Distributions to shareholders	1,870,521
Management services fees	13,268
Distribution and/or service fees	2,300
Transfer agent fees	44,607
Compensation of board members	99,139
Other expenses	83,617
Total liabilities	49,475,570
Net assets applicable to outstanding capital stock	$750,031,404
Represented by
Paid in capital	820,399,539
Total distributable earnings (loss)	(70,368,135)
Total - representing net assets applicable to outstanding capital stock	$750,031,404
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Annual Report 2021

Statement of Assets and Liabilities  (continued)
July 31, 2021
Class A
Net assets	$212,381,735
Shares outstanding	6,019,445
Net asset value per share	$35.28
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$36.37
Advisor Class
Net assets	$21,909,881
Shares outstanding	621,940
Net asset value per share	$35.23
Class C
Net assets	$30,172,713
Shares outstanding	855,012
Net asset value per share	$35.29
Institutional Class
Net assets	$249,552,462
Shares outstanding	7,082,662
Net asset value per share	$35.23
Institutional 2 Class
Net assets	$95,567,032
Shares outstanding	2,698,276
Net asset value per share	$35.42
Institutional 3 Class
Net assets	$139,132,370
Shares outstanding	3,945,126
Net asset value per share	$35.27
Class R
Net assets	$1,315,211
Shares outstanding	37,246
Net asset value per share	$35.31
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	29

Statement of Operations
Year Ended July 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$318,984
Dividends — affiliated issuers	34,050
Interest	27,506,725
Interfund lending	336
Total income	27,860,095
Expenses:
Management services fees	4,241,794
Distribution and/or service fees
Class A	503,867
Class C	376,842
Class R	7,436
Transfer agent fees
Class A	196,492
Advisor Class	18,651
Class C	36,945
Institutional Class	207,425
Institutional 2 Class	44,381
Institutional 3 Class	6,701
Class R	1,450
Compensation of board members	48,768
Custodian fees	131,408
Printing and postage fees	40,524
Registration fees	127,469
Audit fees	39,500
Legal fees	14,250
Compensation of chief compliance officer	121
Other	36,876
Total expenses	6,080,900
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(278,195)
Expense reduction	(20)
Total net expenses	5,802,685
Net investment income	22,057,410
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(17,897,373)
Investments — affiliated issuers	(3,918)
Net realized loss	(17,901,291)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	53,730,011
Net change in unrealized appreciation (depreciation)	53,730,011
Net realized and unrealized gain	35,828,720
Net increase in net assets resulting from operations	$57,886,130
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Annual Report 2021

Statement of Changes in Net Assets
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations
Net investment income	$22,057,410	$35,614,209
Net realized loss	(17,901,291)	(28,893,211)
Net change in unrealized appreciation (depreciation)	53,730,011	(38,794,933)
Net increase (decrease) in net assets resulting from operations	57,886,130	(32,073,935)
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,036,999)	(11,450,985)
Advisor Class	(621,624)	(1,091,395)
Class C	(837,484)	(2,360,359)
Institutional Class	(6,902,732)	(15,241,394)
Institutional 2 Class	(2,551,217)	(2,931,443)
Institutional 3 Class	(3,488,582)	(4,339,763)
Class R	(40,694)	(83,525)
Total distributions to shareholders	(20,479,332)	(37,498,864)
Increase (decrease) in net assets from capital stock activity	80,518,152	(337,504,426)
Total increase (decrease) in net assets	117,924,950	(407,077,225)
Net assets at beginning of year	632,106,454	1,039,183,679
Net assets at end of year	$750,031,404	$632,106,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	31

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2021		July 31, 2020
	Shares(a)	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,360,315	47,505,483	878,497	29,895,717
Distributions reinvested	168,573	5,863,512	327,894	11,229,165
Redemptions	(1,671,320)	(57,672,560)	(4,051,966)	(138,175,598)
Net decrease	(142,432)	(4,303,565)	(2,845,575)	(97,050,716)
Advisor Class
Subscriptions	254,730	8,909,862	354,712	12,197,877
Distributions reinvested	17,881	621,353	31,891	1,090,425
Redemptions	(250,733)	(8,619,954)	(603,189)	(20,568,111)
Net increase (decrease)	21,878	911,261	(216,586)	(7,279,809)
Class C
Subscriptions	153,611	5,385,087	261,306	9,064,650
Distributions reinvested	21,338	740,211	62,471	2,140,520
Redemptions	(769,479)	(26,746,574)	(975,481)	(33,108,922)
Net decrease	(594,530)	(20,621,276)	(651,704)	(21,903,752)
Institutional Class
Subscriptions	3,469,850	121,185,885	3,475,219	117,088,968
Distributions reinvested	164,826	5,726,721	388,934	13,338,055
Redemptions	(2,992,997)	(103,255,233)	(9,884,754)	(334,121,214)
Net increase (decrease)	641,679	23,657,373	(6,020,601)	(203,694,191)
Institutional 2 Class
Subscriptions	1,298,817	45,577,648	1,855,150	64,433,170
Distributions reinvested	72,918	2,550,776	86,065	2,930,350
Redemptions	(735,768)	(25,496,012)	(1,444,393)	(49,669,638)
Net increase	635,967	22,632,412	496,822	17,693,882
Institutional 3 Class
Subscriptions	1,770,785	61,786,829	356,506	12,426,773
Distributions reinvested	99,985	3,485,481	126,560	4,338,637
Redemptions	(192,248)	(6,682,908)	(1,171,705)	(41,315,048)
Net increase (decrease)	1,678,522	58,589,402	(688,639)	(24,549,638)
Class R
Subscriptions	18,777	659,715	20,143	702,136
Distributions reinvested	1,060	36,894	1,790	61,116
Redemptions	(29,877)	(1,044,064)	(42,576)	(1,483,454)
Net decrease	(10,040)	(347,455)	(20,643)	(720,202)
Total net increase (decrease)	2,231,044	80,518,152	(9,946,926)	(337,504,426)

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Annual Report 2021

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Columbia Floating Rate Fund | Annual Report 2021	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Year Ended 7/31/2021	$33.22	1.12	1.98	3.10	(1.04)	(1.04)
Year Ended 7/31/2020	$35.88	1.48	(2.62)	(1.14)	(1.52)	(1.52)
Year Ended 7/31/2019	$36.61	1.68	(0.69)	0.99	(1.72)	(1.72)
Year Ended 7/31/2018	$36.24	1.40	0.29	1.69	(1.32)	(1.32)
Year Ended 7/31/2017	$35.55	1.32	0.69	2.01	(1.32)	(1.32)
Advisor Class(c)
Year Ended 7/31/2021	$33.17	1.21	1.97	3.18	(1.12)	(1.12)
Year Ended 7/31/2020	$35.82	1.56	(2.61)	(1.05)	(1.60)	(1.60)
Year Ended 7/31/2019	$36.55	1.76	(0.69)	1.07	(1.80)	(1.80)
Year Ended 7/31/2018	$36.18	1.52	0.29	1.81	(1.44)	(1.44)
Year Ended 7/31/2017	$35.49	1.40	0.73	2.13	(1.44)	(1.44)
Class C(c)
Year Ended 7/31/2021	$33.23	0.87	1.97	2.84	(0.78)	(0.78)
Year Ended 7/31/2020	$35.89	1.24	(2.62)	(1.38)	(1.28)	(1.28)
Year Ended 7/31/2019	$36.62	1.40	(0.69)	0.71	(1.44)	(1.44)
Year Ended 7/31/2018	$36.25	1.12	0.29	1.41	(1.04)	(1.04)
Year Ended 7/31/2017	$35.56	1.04	0.73	1.77	(1.08)	(1.08)
Institutional Class(c)
Year Ended 7/31/2021	$33.18	1.21	1.96	3.17	(1.12)	(1.12)
Year Ended 7/31/2020	$35.83	1.56	(2.61)	(1.05)	(1.60)	(1.60)
Year Ended 7/31/2019	$36.56	1.76	(0.69)	1.07	(1.80)	(1.80)
Year Ended 7/31/2018	$36.20	1.48	0.32	1.80	(1.44)	(1.44)
Year Ended 7/31/2017	$35.51	1.36	0.77	2.13	(1.44)	(1.44)
Institutional 2 Class(c)
Year Ended 7/31/2021	$33.35	1.22	1.99	3.21	(1.14)	(1.14)
Year Ended 7/31/2020	$36.01	1.52	(2.54)	(1.02)	(1.64)	(1.64)
Year Ended 7/31/2019	$36.74	1.76	(0.69)	1.07	(1.80)	(1.80)
Year Ended 7/31/2018	$36.38	1.56	0.24	1.80	(1.44)	(1.44)
Year Ended 7/31/2017	$35.69	1.40	0.73	2.13	(1.44)	(1.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Floating Rate Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 7/31/2021	$35.28	9.35%	1.06%	1.02%(d)	3.24%	75%	$212,382
Year Ended 7/31/2020	$33.22	(3.11%)	1.05%	1.02%(d)	4.32%	37%	$204,715
Year Ended 7/31/2019	$35.88	2.79%	1.02%	1.02%	4.68%	32%	$323,191
Year Ended 7/31/2018	$36.61	4.75%	1.04%	1.03%(d)	3.85%	67%	$386,052
Year Ended 7/31/2017	$36.24	5.74%	1.05%	1.03%	3.58%	76%	$366,211
Advisor Class(c)
Year Ended 7/31/2021	$35.23	9.73%	0.81%	0.77%(d)	3.48%	75%	$21,910
Year Ended 7/31/2020	$33.17	(2.99%)	0.80%	0.77%(d)	4.56%	37%	$19,905
Year Ended 7/31/2019	$35.82	3.05%	0.77%	0.77%	4.95%	32%	$29,255
Year Ended 7/31/2018	$36.55	5.01%	0.80%	0.78%(d)	4.14%	67%	$35,048
Year Ended 7/31/2017	$36.18	6.13%	0.80%	0.78%	3.84%	76%	$17,868
Class C(c)
Year Ended 7/31/2021	$35.29	8.56%	1.81%	1.77%(d)	2.52%	75%	$30,173
Year Ended 7/31/2020	$33.23	(3.83%)	1.80%	1.77%(d)	3.56%	37%	$48,167
Year Ended 7/31/2019	$35.89	2.02%	1.77%	1.77%	3.93%	32%	$75,406
Year Ended 7/31/2018	$36.62	3.96%	1.79%	1.78%(d)	3.09%	67%	$89,274
Year Ended 7/31/2017	$36.25	4.96%	1.80%	1.78%	2.83%	76%	$99,233
Institutional Class(c)
Year Ended 7/31/2021	$35.23	9.73%	0.81%	0.77%(d)	3.49%	75%	$249,552
Year Ended 7/31/2020	$33.18	(2.99%)	0.80%	0.77%(d)	4.59%	37%	$213,695
Year Ended 7/31/2019	$35.83	3.05%	0.77%	0.77%	4.93%	32%	$446,512
Year Ended 7/31/2018	$36.56	5.01%	0.79%	0.78%(d)	4.09%	67%	$534,756
Year Ended 7/31/2017	$36.20	6.01%	0.80%	0.78%	3.82%	76%	$505,884
Institutional 2 Class(c)
Year Ended 7/31/2021	$35.42	9.70%	0.77%	0.73%	3.51%	75%	$95,567
Year Ended 7/31/2020	$33.35	(2.80%)	0.77%	0.73%	4.51%	37%	$68,780
Year Ended 7/31/2019	$36.01	2.98%	0.74%	0.74%	4.91%	32%	$56,376
Year Ended 7/31/2018	$36.74	5.16%	0.76%	0.74%	4.23%	67%	$103,392
Year Ended 7/31/2017	$36.38	6.04%	0.75%	0.74%	3.86%	76%	$20,485
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	35

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 7/31/2021	$33.21	1.23	1.99	3.22	(1.16)	(1.16)
Year Ended 7/31/2020	$35.87	1.60	(2.62)	(1.02)	(1.64)	(1.64)
Year Ended 7/31/2019	$36.60	1.80	(0.69)	1.11	(1.84)	(1.84)
Year Ended 7/31/2018	$36.23	1.52	0.29	1.81	(1.44)	(1.44)
Year Ended 7/31/2017	$35.56	1.40	0.71	2.11	(1.44)	(1.44)
Class R(c)
Year Ended 7/31/2021	$33.25	1.04	1.97	3.01	(0.95)	(0.95)
Year Ended 7/31/2020	$35.91	1.40	(2.62)	(1.22)	(1.44)	(1.44)
Year Ended 7/31/2019	$36.64	1.60	(0.73)	0.87	(1.60)	(1.60)
Year Ended 7/31/2018	$36.27	1.28	0.33	1.61	(1.24)	(1.24)
Year Ended 7/31/2017	$35.59	1.20	0.72	1.92	(1.24)	(1.24)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Floating Rate Fund | Annual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 7/31/2021	$35.27	9.82%	0.72%	0.68%	3.55%	75%	$139,132
Year Ended 7/31/2020	$33.21	(2.90%)	0.71%	0.69%	4.66%	37%	$75,271
Year Ended 7/31/2019	$35.87	3.13%	0.69%	0.69%	5.02%	32%	$106,005
Year Ended 7/31/2018	$36.60	5.10%	0.70%	0.69%	4.18%	67%	$107,695
Year Ended 7/31/2017	$36.23	6.11%	0.70%	0.70%	3.82%	76%	$123,550
Class R(c)
Year Ended 7/31/2021	$35.31	9.16%	1.31%	1.27%(d)	2.99%	75%	$1,315
Year Ended 7/31/2020	$33.25	(3.46%)	1.30%	1.27%(d)	4.06%	37%	$1,572
Year Ended 7/31/2019	$35.91	2.54%	1.27%	1.27%	4.42%	32%	$2,439
Year Ended 7/31/2018	$36.64	4.48%	1.29%	1.28%(d)	3.53%	67%	$2,844
Year Ended 7/31/2017	$36.27	5.48%	1.30%	1.28%	3.33%	76%	$6,526
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2021	37

Notes to Financial Statements
July 31, 2021
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Statement of Changes in Net Assets and per share data in the Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and asked prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
38	Columbia Floating Rate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
Columbia Floating Rate Fund | Annual Report 2021	39

Notes to Financial Statements  (continued)
July 31, 2021
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
40	Columbia Floating Rate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2021 was 0.65% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Columbia Floating Rate Fund | Annual Report 2021	41

Notes to Financial Statements  (continued)
July 31, 2021
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended July 31, 2021, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
42	Columbia Floating Rate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $858,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	112,121
Class C	—	1.00(b)	1,493

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2021
Class A	1.02%
Advisor Class	0.77
Class C	1.77
Institutional Class	0.77
Institutional 2 Class	0.73
Institutional 3 Class	0.68
Class R	1.27
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with certain shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Floating Rate Fund | Annual Report 2021	43

Notes to Financial Statements  (continued)
July 31, 2021
At July 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distributions, capital loss carryforward, non-deductible expenses and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
67,681	(65,241)	(2,440)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2021			Year Ended July 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
20,479,332	—	20,479,332	37,498,864	—	37,498,864
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,514,019	—	(67,925,751)	(2,987,841)
At July 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
784,462,921	12,953,768	(15,941,609)	(2,987,841)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2021, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended July 31, 2021, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(8,830,874)	(59,094,877)	(67,925,751)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
44	Columbia Floating Rate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $560,235,318 and $484,252,954, respectively, for the year ended July 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended July 31, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,266,667	0.68	15
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at July 31, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Most LIBOR settings will no longer be published after December 31, 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
Columbia Floating Rate Fund | Annual Report 2021	45

Notes to Financial Statements  (continued)
July 31, 2021
The Fund had no borrowings during the year ended July 31, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Floating rate loan risk
Floating rate loans are generally subject to legal or contractual restrictions on resale, may trade infrequently on the secondary market, may trade only in the over-the-counter market and are typically subject to extended settlement periods. Each of these factors may result in increased liquidity risk and impaired value when the Fund needs to liquidate such loans. Additionally, portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance. Certain floating rate and other loans may not be fully collateralized and may decline in value. Because rates on certain floating rate loans reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in the Fund’s NAV.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise, though the values of floating rate instruments tend to move less in response to changes in interest rates than the values of fixed rate instruments. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not keep pace with increases in interest rates. Because rates on certain floating rate loans and floating rate debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Because the Fund invests primarily in floating rate loans and floating rate debt securities, a decrease in interest rates will typically reduce the amount of income the Fund receives from such loans. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
46	Columbia Floating Rate Fund | Annual Report 2021

Notes to Financial Statements  (continued)
July 31, 2021
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR) that is intended to replace U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Floating Rate Fund | Annual Report 2021	47

Notes to Financial Statements  (continued)
July 31, 2021
Shareholder concentration risk
At July 31, 2021, affiliated shareholders of record owned 47.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
48	Columbia Floating Rate Fund | Annual Report 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 22, 2021
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Floating Rate Fund | Annual Report 2021	49

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2021. Shareholders will be notified in early 2022 of the amounts for use in preparing 2021 income tax returns.
Qualified dividend income	Dividends received deduction	Section 163(j) Interest Dividends
0.16%	0.06%	100.00%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	171	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
50	Columbia Floating Rate Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	171	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee - 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; Director, Robina Foundation, 2009-2020 (Chair, 2014-2020)
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	171	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	169	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020(a)	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	169	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020(a)	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 2001-2004	169	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Columbia Floating Rate Fund | Annual Report 2021	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	171	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2019; Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	171	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	169	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	169	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	169	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
52	Columbia Floating Rate Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	171	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1946	Trustee since 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	171	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	171	Director, BlueCross BlueShield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation
Columbia Floating Rate Fund | Annual Report 2021	53

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020(a)	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008 - January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	169	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	171	Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Gallagher, Petersen and Santomero and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
(a)	J. Kevin Connaughton was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective March 1, 2016. Natalie A. Trunow was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective September 1, 2016. Olive M. Darragh was appointed a consultant to the Independent Trustees of CFST I and CFVIT effective June 10, 2019. Shareholders of the Funds elected Mr. Connaughton and Mses. Darragh and Trunow as Trustees of CFST, CFST I, CFST II, CET I, CET II, and CFVST II, effective January 1, 2021, and of CFVIT, effective July 1, 2020.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Christopher O. Petersen c/o Columbia Management Investment Advisers, LLC 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Trustee since 2020(a)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015-September 2021); President and Principal Executive Officer of Columbia Funds, 2015-2021; officer of Columbia Funds and affiliated funds since 2007	171	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Petersen serves as the Senior Vice President and Assistant Secretary of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
54	Columbia Floating Rate Fund | Annual Report 2021

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Petersen, who is Senior Vice President and Assistant Secretary, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Daniel J. Beckman 290 Congress Street Boston, MA 02210 1962	President and Principal Executive Officer (2021)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020.
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee of Columbia Funds Complex until January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company September 2010 – September 2020.
Colin Moore 290 Congress Street Boston, MA 02210 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Columbia Floating Rate Fund | Annual Report 2021	55

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	the Fund’s highly liquid investment minimum (defined as the minimum percentage of net assets that must be invested in cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment) was assessed and continues to be appropriate;]
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
56	Columbia Floating Rate Fund | Annual Report 2021

 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee in November and December 2020 and March, April and June 2021, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Oversight Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 15, 2021 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Floating Rate Fund | Annual Report 2021	57

Approval of Management Agreement  (continued)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2021 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2020 in the performance of administrative services, and noted the various enhancements anticipated for 2021. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Fund Management Agreements.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that Fund performance was well within the range of that of peers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
58	Columbia Floating Rate Fund | Annual Report 2021

Approval of Management Agreement  (continued)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2020 the Board had considered 2019 profitability and that the 2021 information showed that the profitability generated by the Investment Manager in 2020 increased slightly from 2019 levels. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Floating Rate Fund | Annual Report 2021	59

Approval of Management Agreement  (continued)

On June 15, 2021, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
60	Columbia Floating Rate Fund | Annual Report 2021

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Columbia Floating Rate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN149_07_L01_(09/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing. Fiscal Year 2020 also includes fees from a fund that liquidated during the period.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2021 and July 31, 2020 are approximately as follows:

20212020

$364,500              $387,300

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2021 and July 31, 2020 are approximately as follows:

20212020

$2,800               $9,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended July 31, 2021 and July 31, 2020, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2021 and July 31,

2020 are approximately as follows:

20212020

$7,100               $6,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2021 and July 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2021 and July 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31,

2021 and July 31, 2020 are approximately as follows:

20212020

$520,000            $520,000

In fiscal years 2021 and 2020, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2021 and July 31,

2020 are approximately as follows:

20212020

$529,800              $535,600

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	September 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	September 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	September 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	September 22, 2021